      Filed with the Securities and Exchange Commission on April 16, 2010
                                                    Registration No. 333-162673
                                           Investment Company Act No. 811-07325
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-4
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 1

                                      and

                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 104

             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          (Exact Name of Registrant)

                         PRUCO LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-7333
   (Address and telephone number of depositor's principal executive offices)

                               JOSEPH D. EMANUEL
                              CHIEF LEGAL OFFICER

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
        One Corporate Drive, Shelton, Connecticut 06484 (203) 944-7504


              (Name and Address of Agent for Service of Process)

                                   Copy To:

                         C. CHRISTOPHER SPRAGUE, ESQ.
                     VICE PRESIDENT AND CORPORATE COUNSEL
        751 Broad Street, Newark, New Jersey 07102-2917 (973) 802-6997

   Approximate Date of Proposed Sale to the Public: Continuous

It is proposed that this filing become effective: (check appropriate space)

   [_] immediately upon filing pursuant to paragraph (b) of Rule 485

   [X] on May 1, 2010 pursuant to paragraph (b) of Rule 485

   [_] 60 days after filing pursuant to paragraph (a) (i) of Rule 485

   [_] on ________ pursuant to paragraph (a) (i) of Rule 485

   [_] 75 days after filing pursuant to paragraph (a) (ii) of Rule 485

   [_] on ________ pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:

   [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of Securities Being Registered:
              Interest in Individual Variable Annuity Contracts.

================================================================================

                                                   PRUCO LIFE INSURANCE COMPANY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

 PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY X SERIES/SM/ ("X SERIES") PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY B SERIES/SM/ ("B SERIES") PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY L SERIES/SM/ ("L SERIES") PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY C SERIES/SM/ ("C SERIES")

 Flexible Premium Deferred Annuities

 PROSPECTUS: MAY 1, 2010

 This prospectus describes four different flexible premium deferred annuity classes offered by Pruco Life Insurance Company ("Pruco Life", "we", "our", or "us"). For convenience in this prospectus, we sometimes refer to each of these annuity contracts as an "Annuity", and to the annuity contracts collectively as the "Annuities." We also sometimes refer to each class by its specific name (e.g., the "B Series"). Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. There are differences among the Annuities that are discussed throughout the prospectus and summarized in Appendix B entitled "Selecting the Variable Annuity That's Right for You". Financial Professionals may be compensated for the sale of each Annuity. Selling broker-dealer firms through which each Annuity is sold may decline to make available to their customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain Annuities and/or optional benefits). Selling broker-dealer firms may not offer all the Annuities described in this prospectus. Please speak to your Financial Professional for further details. Each Annuity or certain of its investment options and/or features may not be available in all states. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. Because the X Series Annuity grants Purchase Credits with respect to certain Purchase Payments you make, the expenses of the X Series Annuity are higher than expenses for an Annuity without a Purchase Credit. In addition, the amount of the Purchase Credits that you receive under the X Series Annuity may be more than offset by the additional fees and charges associated with the Purchase Credit.


 THE SUB-ACCOUNTS
 The Pruco Life Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund
 - see the following page for a complete list of the Sub-accounts. Currently, portfolios of Advanced Series Trust and Franklin Templeton Variable Insurance Products Trust are being offered.

 PLEASE READ THIS PROSPECTUS

 This prospectus sets forth information about the Annuities that you ought to know before investing. Please read this prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life coverage, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity may be subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need. Please note that if you are investing in this Annuity through a tax-advantaged retirement plan (such as an Individual Retirement Account or 401(k) plan), you will get no additional tax advantage through the Annuity itself.


 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

 These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS
 AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE /SM/ OR (R) SYMBOLS.
--------------------------------------------------------------------------------
     FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
                      HTTP://WWW.PRUDENTIALANNUITIES.COM


              Prospectus dated: May 1,   Statement of Additional
              2010                            Information dated:
                                                     May 1, 2010


 PLEASE SEE OUR PRIVACY POLICY AND OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE
           STATEMENTS ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                          VARIABLE INVESTMENT OPTIONS

      (Certain Investment Options may not be available with your Annuity) Advanced Series Trust
   AST Academic Strategies Asset Allocation Portfolio
   AST Advanced Strategies Portfolio
   AST AllianceBernstein Core Value Portfolio
   AST AllianceBernstein Growth & Income Portfolio
   AST American Century Income & Growth Portfolio
   AST Balanced Asset Allocation Portfolio
   AST Bond Portfolio 2017
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019
   AST Bond Portfolio 2020
   AST Bond Portfolio 2021
   AST Capital Growth Asset Allocation Portfolio
   AST CLS Growth Asset Allocation Portfolio
   AST CLS Moderate Asset Allocation Portfolio
   AST Cohen & Steers Realty Portfolio


   AST Federated Aggressive Growth Portfolio

   AST FI Pyramis(R) Asset Allocation Portfolio

   AST First Trust Balanced Target Portfolio
   AST First Trust Capital Appreciation Target Portfolio
   AST Global Real Estate Portfolio
   AST Goldman Sachs Concentrated Growth Portfolio
   AST Goldman Sachs Mid-Cap Growth Portfolio
   AST Goldman Sachs Small-Cap Value Portfolio
   AST High Yield Portfolio
   AST Horizon Growth Asset Allocation Portfolio
   AST Horizon Moderate Asset Allocation Portfolio
   AST International Growth Portfolio
   AST International Value Portfolio
   AST Investment Grade Bond Portfolio
   AST Jennison Large-Cap Growth Portfolio
   AST Jennison Large-Cap Value Portfolio
   AST JPMorgan International Equity Portfolio
   AST J.P. Morgan Strategic Opportunities Portfolio
   AST Large-Cap Value Portfolio
   AST Lord Abbett Bond-Debenture Portfolio
   AST Marsico Capital Growth Portfolio
   AST MFS Global Equity Portfolio
   AST MFS Growth Portfolio
   AST Mid-Cap Value Portfolio
   AST Money Market Portfolio
   AST Neuberger Berman/LSV Mid-Cap Value Portfolio
   AST Neuberger Berman Mid-Cap Growth Portfolio
   AST Neuberger Berman Small-Cap Growth Portfolio
   AST Parametric Emerging Markets Equity Portfolio
   AST PIMCO Limited Maturity Bond Portfolio
   AST PIMCO Total Return Bond Portfolio
   AST Preservation Asset Allocation Portfolio
   AST QMA US Equity Alpha Portfolio
   AST Schroders Multi-Asset World Strategies Portfolio
   AST Small-Cap Growth Portfolio
   AST Small-Cap Value Portfolio
   AST T. Rowe Price Asset Allocation Portfolio
   AST T. Rowe Price Global Bond Portfolio
   AST T. Rowe Price Large-Cap Growth Portfolio
   AST T. Rowe Price Natural Resources Portfolio

   AST Value Portfolio

   AST Western Asset Core Plus Bond Portfolio

 Franklin Templeton Variable Insurance Products Trust
   Franklin Templeton VIP Founding Funds Allocation Fund

                                   CONTENTS



GLOSSARY OF TERMS...............................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES............................................  3

EXPENSE EXAMPLES................................................................ 10

SUMMARY......................................................................... 11

INVESTMENT OPTIONS.............................................................. 14

 VARIABLE INVESTMENT OPTIONS.................................................... 14
 MARKET VALUE ADJUSTMENT OPTIONS................................................ 26
 RATES FOR MVA OPTIONS.......................................................... 26
 MARKET VALUE ADJUSTMENT........................................................ 27
 LONG-TERM MVA OPTIONS.......................................................... 27
 DCA MVA OPTIONS................................................................ 27
 GUARANTEE PERIOD TERMINATION................................................... 27

FEES, CHARGES AND DEDUCTIONS.................................................... 29

 MVA OPTION CHARGES............................................................. 30
 ANNUITY PAYMENT OPTION CHARGES................................................. 31
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES...................................... 31

PURCHASING YOUR ANNUITY......................................................... 32

 REQUIREMENTS FOR PURCHASING THE ANNUITY........................................ 32
 PURCHASE CREDITS UNDER THE X SERIES............................................ 32
 DESIGNATION OF OWNER, ANNUITANT, AND BENEFICIARY............................... 33
 RIGHT TO CANCEL................................................................ 35
 SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT............................... 35
 SALARY REDUCTION PROGRAMS...................................................... 35

MANAGING YOUR ANNUITY........................................................... 36

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS........................ 36

MANAGING YOUR ACCOUNT VALUE..................................................... 37

 DOLLAR COST AVERAGING PROGRAMS................................................. 37
 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM.................................... 37
 AUTOMATIC REBALANCING PROGRAMS................................................. 38
 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS.......... 38
 RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS........................... 39

ACCESS TO ACCOUNT VALUE......................................................... 41

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU........................................ 41
 TAX IMPLICATIONS FOR DISTRIBUTIONS............................................. 41
 FREE WITHDRAWAL AMOUNTS........................................................ 41
 SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD.......... 42
 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE. 42
 REQUIRED MINIMUM DISTRIBUTIONS................................................. 42

SURRENDERS...................................................................... 44

 SURRENDER VALUE................................................................ 44
 MEDICALLY-RELATED SURRENDERS................................................... 44

ANNUITY OPTIONS................................................................. 45

 CHOOSING THE ANNUITY PAYMENT OPTION............................................ 46

LIVING BENEFITS................................................................. 47

 HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (HD6 PLUS/SM/)................ 48
 HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR/SM/
   (HD6 PLUS with LIA/SM/)...................................................... 58
 SPOUSAL HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (SHD6 PLUS/SM/)....... 61
 GUARANTEED RETURN OPTION/SM/ PLUS II (GRO PLUS II)............................. 69
 HIGHEST DAILY/SM/ GUARANTEED RETURN OPTION/SM/ II (HD GRO II/SM/).............. 74


                                      (i)


MINIMUM DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS..........................  77

 TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT........................................  77
 MINIMUM DEATH BENEFIT............................................................  77
 OPTIONAL DEATH BENEFITS..........................................................  78
 PAYMENT OF DEATH BENEFITS........................................................  80

VALUING YOUR INVESTMENT...........................................................  83

 VALUING THE SUB-ACCOUNTS.........................................................  83
 PROCESSING AND VALUING TRANSACTIONS..............................................  83

TAX CONSIDERATIONS................................................................  85

OTHER INFORMATION.................................................................  94

 PRUCO LIFE AND THE SEPARATE ACCOUNT..............................................  94
 LEGAL STRUCTURE OF THE UNDERLYING FUNDS..........................................  96
 DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE..................................  97
 FINANCIAL STATEMENTS.............................................................  99
 INDEMNIFICATION..................................................................  99
 LEGAL PROCEEDINGS................................................................  99
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.............................. 100
 HOW TO CONTACT US................................................................ 100

APPENDIX A - ACCUMULATION UNIT VALUES............................................. A-1

APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU.................. B-1

APPENDIX C - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT.................................... C-1

APPENDIX D - FORMULA FOR HIGHEST DAILY GRO II and GRO PLUS II..................... D-1

APPENDIX E - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES... E-1

APPENDIX F - MVA FORMULAS......................................................... F-1


                                     (ii)

                               GLOSSARY OF TERMS

  We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

 ACCOUNT VALUE: The total value of all allocations to the Sub-accounts and/or the MVA Options on any Valuation Day. The Account Value is determined separately for each Sub-account and for each MVA Option, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Option will be calculated using any applicable MVA.

 ACCUMULATION PERIOD: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.

 ANNUITANT: The natural person upon whose life annuity payments made to the Owner are based.

 ANNUITIZATION: Annuitization is the process by which you "annuitize" your Account Value. When you annuitize, we apply the Unadjusted Account Value to one of the available annuity options to begin making periodic payments to the Owner.

 ANNUITY DATE: The date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date."

 ANNUITY YEAR: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

 BENEFICIARY(IES): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.

 BENEFICIARY ANNUITY: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent's account into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified Beneficiary Annuity.

 CODE: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

 CONTINGENT DEFERRED SALES CHARGE (CDSC): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a "contingent" charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.

 DOLLAR COST AVERAGING ("DCA") MVA OPTION: An Investment Option that offers a fixed rate of interest for a specified period. The DCA MVA Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA MVA Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA MVA Option will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 month DCA Program.

 DUE PROOF OF DEATH: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 FREE LOOK: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA. In your Annuity contract, your Free Look right is referred to as your "Right to Cancel."

 GOOD ORDER: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or
 (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

 GUARANTEE PERIOD: The period of time during which we credit a fixed rate of interest to an MVA Option.

 INVESTMENT OPTION: A Sub-account or other option available as of any given time to which Account Value may be allocated.

 ISSUE DATE: The effective date of your Annuity.

 KEY LIFE: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.

 MARKET VALUE ADJUSTMENT ("MVA"): A positive or negative adjustment used to determine the Account Value in an MVA Option.

 MARKET VALUE ADJUSTMENT OPTIONS ("MVA OPTIONS"): Investment Options to which a fixed rate of interest is credited for a specified Guarantee Period and to which an MVA may apply. The MVA Options consist of (a) the DCA MVA Option used with our 6 or 12 Month DCA Program and (b) the "Long-Term MVA Options", under which Guarantee Periods of different yearly lengths are offered.

 MATURITY DATE: With respect to an MVA Option, the last day in a Guarantee
 Period.

 OWNER: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated to the "participant" in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.

 PURCHASE CREDIT: Under the X Series only, an amount that we add to your Annuity when you make a Purchase Payment during the first four Annuity Years. We are entitled to recapture Purchase Credits under certain circumstances.

 PURCHASE PAYMENT: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.


 SERVICE OFFICE: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see the cover page of the Annuity contract for the Service Office address.


 SEPARATE ACCOUNT: Referred to as the "Variable Separate Account" in your Annuity, this is the variable Separate Account(s) shown in the Annuity.

 SUB-ACCOUNT: A division of the Separate Account.

 SURRENDER VALUE: The Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

 UNADJUSTED ACCOUNT VALUE: The Unadjusted Account Value is equal to the Account Value prior to the application of any MVA.

 UNIT: A share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.

 VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

 WE, US, OUR: Pruco Life Insurance Company.

 YOU, YOUR: The Owner(s) shown in the Annuity.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering one of the Annuities. The first table describes the fees and expenses that you will pay at the time you surrender an Annuity, take a partial withdrawal, or transfer Account Value between the Investment Options. State premium taxes also may be deducted.

                      -----------------------------------
                      ANNUITY OWNER TRANSACTION EXPENSES
                      -----------------------------------

 CONTINGENT DEFERRED SALES CHARGE/ 1/
                                    X SERIES

                                                       PERCENTAGE APPLIED
                                                        AGAINST PURCHASE
                                                         PAYMENT BEING
       AGE OF PURCHASE PAYMENT BEING WITHDRAWN             WITHDRAWN
       ------------------------------------------------------------------
        Less than one year old                                9.0%
        1 year old or older, but not yet 2 years old          9.0%
        2 years old or older, but not yet 3 years old         9.0%
        3 years old or older, but not yet 4 years old         9.0%
        4 years old or older, but not yet 5 years old         8.0%
        5 years old or older, but not yet 6 years old         8.0%
        6 years old or older, but not yet 7 years old         8.0%
        7 years old or older, but not yet 8 years old         5.0%
        8 years old or older, but not yet 9 years old         2.5%
        9 or more years old                                   0.0%

                                    B SERIES

                                                       PERCENTAGE APPLIED
                                                        AGAINST PURCHASE
                                                         PAYMENT BEING
       AGE OF PURCHASE PAYMENT BEING WITHDRAWN             WITHDRAWN
       ------------------------------------------------------------------
        Less than one year old                                7.0%
        1 year old or older, but not yet 2 years old          7.0%
        2 years old or older, but not yet 3 years old         6.0%
        3 years old or older, but not yet 4 years old         6.0%
        4 years old or older, but not yet 5 years old         5.0%
        5 years old or older, but not yet 6 years old         5.0%
        6 years old or older, but not yet 7 years old         5.0%
        7 years old, or older                                 0.0%

                                    L SERIES

                                                       PERCENTAGE APPLIED
                                                        AGAINST PURCHASE
                                                         PAYMENT BEING
       AGE OF PURCHASE PAYMENT BEING WITHDRAWN             WITHDRAWN
       ------------------------------------------------------------------
        Less than one year old                                7.0%
        1 year old or older, but not yet 2 years old          7.0%
        2 years old or older, but not yet 3 years old         6.0%
        3 years old or older, but not yet 4 years old         5.0%
        4 or more years old                                   0.0%

                                    C SERIES
        There is no CDSC or other sales load applicable to the C Series.

 1 The years referenced in the above CDSC tables refer to the length of time since a Purchase Payment was made (i.e., the age of the Purchase Payment). Contingent Deferred Sales Charges are applied against the Purchase Payment(s) being withdrawn. Thus, the appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn to determine the amount of the CDSC. For example, if with respect to the X Series on November 1, 2016 you withdrew a Purchase Payment made on August 1, 2011, that Purchase Payment would be between 5 and 6 years old, and thus subject to an 8% CDSC.

 For X Series Annuities issued in Connecticut, the CDSC amounts are different. See Appendix E.

       -----------------------------------------------------------------
          FEE/CHARGE      X SERIES    B SERIES    L SERIES    C SERIES
       -----------------------------------------------------------------
       TRANSFER FEE /1/     $10         $10         $10         $10
       -----------------------------------------------------------------
       TAX CHARGE        0% to 3.5%  0% to 3.5%  0% to 3.5%  0% to 3.5%
       (CURRENT) /2/
       -----------------------------------------------------------------

 1  Currently, we deduct the fee after the 20th transfer each Annuity Year.
 2 Currently, we only deduct the tax charge upon Annuitization in certain states. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon Annuitization.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying portfolio annual expenses. These fees and charges are described in more detail within this prospectus.

--------------------------------------------------------------------------------------------------------------------
                                             PERIODIC FEES AND CHARGES
--------------------------------------------------------------------------------------------------------------------
    FEE/CHARGE              X SERIES                B SERIES                L SERIES                C SERIES
ANNUAL MAINTENANCE   Lesser of $50 or 2% of  Lesser of $50 or 2% of  Lesser of $50 or 2% of  Lesser of $50 or 2% of
FEE/ 1,3/              Unadjusted Account      Unadjusted Account      Unadjusted Account      Unadjusted Account
                             Value                   Value                   Value                   Value
--------------------------------------------------------------------------------------------------------------------
ANNUALIZED FEES/CHARGES
(assessed daily as a percentage of the net assets of the Sub-accounts)
--------------------------------------------------------------------------------------------------------------------
    FEE/CHARGE              X SERIES                B SERIES                L SERIES                C SERIES
MORTALITY & EXPENSE
RISK CHARGE:
DURING FIRST 9
ANNUITY YEARS                1.70%                   1.15%                   1.55%                   1.60%

AFTER 9TH ANNUITY
YEAR                         1.15%                   1.15%                   1.15%                   1.15%
--------------------------------------------------------------------------------------------------------------------
ADMINISTRATION
CHARGE                       0.15%                   0.15%                   0.15%                   0.15%
--------------------------------------------------------------------------------------------------------------------
TOTAL ANNUALIZED
INSURANCE CHARGE:
DURING FIRST 9
ANNUITY YEARS/ 2,3/          1.85%                   1.30%                   1.70%                   1.75%

AFTER 9TH ANNUITY
YEAR/ 2,3/                   1.30%                   1.30%                   1.30%                   1.30%
--------------------------------------------------------------------------------------------------------------------

 1 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000. Fee may differ in certain states.
 2 The Insurance Charge is the combination of Mortality & Expense Risk Charge and the Administration Charge.

    For the X Series, C Series, and L Series, on the Valuation Day immediately following the 9th Annuity Anniversary, the Mortality & Expense Risk Charge drops to 1.15% annually (the B Series is a constant 1.15% annually).

 3 For Beneficiaries who elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Unadjusted Account Value and is only applicable if Unadjusted Account Value is less than $25,000 at the time the fee is assessed. For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality and Expense and Administration Charges do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above.


-----------------------------------------------------------------------------------------------------
                               YOUR OPTIONAL BENEFIT FEES AND CHARGES
-----------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT             ANNUALIZED    TOTAL        TOTAL        TOTAL        TOTAL
                                        OPTIONAL   ANNUALIZED   ANNUALIZED   ANNUALIZED   ANNUALIZED
                                        BENEFIT    CHARGE /2/   CHARGE /2/   CHARGE /2/   CHARGE /2/
                                          FEE/    FOR X SERIES FOR B SERIES FOR L SERIES FOR C SERIES
                                       CHARGE /1/
-----------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 6
PLUS (ASSESSED AGAINST GREATER OF
UNADJUSTED ACCOUNT VALUE AND
PROTECTED WITHDRAWAL VALUE)
MAXIMUM CHARGE /3/                       1.50%       1.85%        1.30%        1.70%        1.75%
                                                     +1.50%       +1.50%       +1.50%       +1.50%
CURRENT CHARGE                           0.85%       1.85%        1.30%        1.70%        1.75%
                                                     +0.85%       +0.85%       +0.85%       +0.85%
-----------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 6 PLUS WITH
LIFETIME INCOME ACCELERATOR (ASSESSED
AGAINST GREATER OF UNADJUSTED ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)
MAXIMUM CHARGE /3/                       2.00%       1.85%        1.30%        1.70%        1.75%
                                                     +2.00%       +2.00%       +2.00%       +2.00%
CURRENT CHARGE                           1.20%       1.85%        1.30%        1.70%        1.75%
                                                     +1.20%       +1.20%       +1.20%       +1.20%
-----------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 6
PLUS (ASSESSED AGAINST GREATER OF
UNADJUSTED ACCOUNT VALUE AND
PROTECTED WITHDRAWAL VALUE)
MAXIMUM CHARGE /3/                       1.50%       1.85%        1.30%        1.70%        1.75%
                                                     +1.50%       +1.50%       +1.50%       +1.50%
CURRENT CHARGE                           0.95%       1.85%        1.30%        1.70%        1.75%
                                                     +0.95%       +0.95%       +0.95%       +0.95%
-----------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION PLUS II (GRO    0.60%       2.45%        1.90%        2.30%        2.35%
PLUS II) CHARGE/ 4/ (ASSESSED AS A
PERCENTAGE OF THE AVERAGE DAILY NET
ASSETS OF THE SUB-ACCOUNTS)
-----------------------------------------------------------------------------------------------------
HIGHEST DAILY GUARANTEED RETURN          0.60%       2.45%        1.90%        2.30%        2.35%
OPTION II (HD GRO II) CHARGE
/4/ (ASSESSED AS A PERCENTAGE OF THE
AVERAGE DAILY NET ASSETS OF THE
SUB-ACCOUNTS)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                               YOUR OPTIONAL BENEFIT FEES AND CHARGES
-----------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT             ANNUALIZED    TOTAL        TOTAL        TOTAL        TOTAL
                                        OPTIONAL   ANNUALIZED   ANNUALIZED   ANNUALIZED   ANNUALIZED
                                        BENEFIT    CHARGE /2/   CHARGE /2/   CHARGE /2/   CHARGE /2/
                                          FEE/    FOR X SERIES FOR B SERIES FOR L SERIES FOR C SERIES
                                       CHARGE /1/
-----------------------------------------------------------------------------------------------------
HIGHEST ANNIVERSARY VALUE DEATH          0.40%       2.25%        1.70%        2.10%        2.15%
BENEFIT ("HAV") CHARGE /4/ (ASSESSED
AS A PERCENTAGE OF THE AVERAGE DAILY
NET ASSETS OF THE SUB-ACCOUNTS)
-----------------------------------------------------------------------------------------------------
COMBINATION 5% ROLL-UP AND HAV DEATH     0.80%       2.65%        2.10%        2.50%        2.55%
BENEFIT CHARGE /4/ (ASSESSED AS A
PERCENTAGE OF THE AVERAGE DAILY NET
ASSETS OF THE SUB-ACCOUNTS)
-----------------------------------------------------------------------------------------------------

 1 The charge for each of Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with LIA, and Spousal Highest Daily Lifetime 6 Plus is assessed against the greater of Unadjusted Account Value and the Protected Withdrawal Value (PWV). The charge for each of GRO Plus II, Highest Daily GRO II, Highest Anniversary Value Death Benefit, and Combination 5% Roll-Up and HAV Death Benefit is assessed as a percentage of the average daily net assets of the Sub-accounts.
 2  HOW THE OPTIONAL BENEFIT FEES AND CHARGES ARE DETERMINED
    FOR HIGHEST DAILY LIFETIME 6 PLUS, HIGHEST DAILY LIFETIME 6 PLUS WITH LIA, AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS: The charge is taken out of the Sub-accounts. FOR B SERIES, in all Annuity Years, the optional benefit charge is in addition to the 1.30% annualized charge of amounts invested in the Sub-accounts. FOR EACH OF THE L SERIES, X SERIES, AND C SERIES the annualized charge for the base Annuity drops after Annuity Year 9 as described below:
    HIGHEST DAILY LIFETIME 6 PLUS: 0.85% optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
    HIGHEST DAILY LIFETIME 6 PLUS WITH LIA: 1.20% optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
    SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS: 0.95% optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
    FOR GRO PLUS II AND HIGHEST DAILY GRO II: FOR B SERIES, the optional benefit charge plus base Annuity charge is 1.90% in all Annuity Years. IN THE CASE OF L SERIES, X SERIES, AND C SERIES, the optional benefit charge plus base Annuity charge drops to 1.90% after the 9th Annuity Year.
    HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: FOR B SERIES, the optional benefit charge plus base Annuity charge is 1.70% in all Annuity Years. IN THE CASE OF THE L SERIES, X SERIES, AND C SERIES, the optional benefit charge plus base Annuity charge drops to 1.70% after the 9th Annuity Year.
    COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT. FOR B SERIES, the optional benefit charge plus base Annuity charge is 2.10% in all Annuity Years. IN THE CASE OF THE L SERIES, X SERIES, AND C SERIES, total charge drops to 2.10% after the 9th Annuity Year.
 3 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up under the benefit. We also reserve the right to increase the charge to the maximum charge indicated if you elect or re-add the benefit post-issue.
 4 Because there is no higher charge to which we could increase the current charge, the current charge and maximum charge are one and the same. Thus, so long as you retain the benefit, we cannot increase your charge for the benefit.


 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("portfolios") as of December 31, 2009. Each figure is stated as a percentage of the underlying portfolio's average daily net assets.



              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              TOTAL PORTFOLIO OPERATING EXPENSE  0.62%    2.59%
              ----------------------------------------------------



 The following are the total annual expenses for each underlying portfolio as of December 31, 2009, except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying portfolio's investment management fee, other expenses, any 12b-1 fees and certain other expenses. Each figure is stated as a percentage of the underlying portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the underlying portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the portfolio before it provides Pruco Life with the daily net asset value. The portfolio information was provided by the portfolios and has not been independently verified by us. See the prospectuses and or statements of additional information of the portfolios for further details.

------------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------------------------------
                                                               For the year ended December 31, 2009
                              -------------------------------------------------------------------------------------------
         UNDERLYING                                                                                 Total
         PORTFOLIO                                                         Broker Fees  Acquired   Annual
                                                                Dividend   and Expenses Portfolio Portfolio  Fee Waiver
                              Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense
                                 Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement
--------------------------------------------------------------------------------------------------------------------------
 AST Academic Strategies
  Asset Allocation              0.72%     0.08%      0.00%        0.02%       0.00%       0.75%     1.57%       0.00%
 AST Advanced Strategies        0.85%     0.18%      0.00%        0.00%       0.00%       0.02%     1.05%       0.00%
 AST AllianceBernstein
  Core Value                    0.75%     0.20%      0.00%        0.00%       0.00%       0.00%     0.95%       0.00%
 AST AllianceBernstein
  Growth & Income               0.75%     0.13%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%
 AST American Century
  Income & Growth               0.75%     0.19%      0.00%        0.00%       0.00%       0.00%     0.94%       0.00%
 AST Balanced Asset
  Allocation                    0.15%     0.02%      0.00%        0.00%       0.00%       0.91%     1.08%       0.00%
 AST Bond Portfolio 2017 /1/    0.64%     0.32%      0.00%        0.00%       0.00%       0.00%     0.96%       0.00%
 AST Bond Portfolio 2018 /1/    0.64%     0.19%      0.00%        0.00%       0.00%       0.00%     0.83%       0.00%
 AST Bond Portfolio 2019 /1/    0.64%     0.22%      0.00%        0.00%       0.00%       0.00%     0.86%       0.00%
 AST Bond Portfolio 2020 /1/    0.64%     1.95%      0.00%        0.00%       0.00%       0.00%     2.59%      -1.59%
 AST Bond Portfolio 2021 /1/    0.64%     0.32%      0.00%        0.00%       0.00%       0.00%     0.96%       0.00%
 AST Capital Growth Asset
  Allocation                    0.15%     0.02%      0.00%        0.00%       0.00%       0.94%     1.11%       0.00%
 AST CLS Growth Asset
  Allocation                    0.30%     0.06%      0.00%        0.00%       0.00%       0.90%     1.26%       0.00%
 AST CLS Moderate Asset
  Allocation                    0.30%     0.03%      0.00%        0.00%       0.00%       0.83%     1.16%       0.00%
 AST Cohen & Steers
  Realty                        1.00%     0.16%      0.00%        0.00%       0.00%       0.00%     1.16%       0.00%
 AST Federated Aggressive
  Growth                        0.95%     0.19%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%
 AST FI Pyramis(R) Asset
  Allocation /2/                0.85%     0.27%      0.00%        0.15%       0.00%       0.00%     1.27%       0.00%
 AST First Trust Balanced
  Target                        0.85%     0.14%      0.00%        0.00%       0.00%       0.00%     0.99%       0.00%
 AST First Trust Capital
  Appreciation Target           0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%
 AST Global Real Estate         1.00%     0.23%      0.00%        0.00%       0.00%       0.00%     1.23%       0.00%
 AST Goldman Sachs
  Concentrated Growth           0.90%     0.15%      0.00%        0.00%       0.00%       0.00%     1.05%       0.00%
 AST Goldman Sachs Mid-
  Cap Growth                    1.00%     0.18%      0.00%        0.00%       0.00%       0.00%     1.18%       0.00%
 AST Goldman Sachs
  Small-Cap Value               0.95%     0.24%      0.00%        0.00%       0.00%       0.01%     1.20%       0.00%
 AST High Yield                 0.75%     0.16%      0.00%        0.00%       0.00%       0.00%     0.91%       0.00%
 AST Horizon Growth
  Asset Allocation              0.30%     0.06%      0.00%        0.00%       0.00%       0.87%     1.23%       0.00%
 AST Horizon Moderate
  Asset Allocation              0.30%     0.04%      0.00%        0.00%       0.00%       0.82%     1.16%       0.00%
 AST International Growth       1.00%     0.13%      0.00%        0.00%       0.00%       0.00%     1.13%       0.00%
 AST International Value        1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%
 AST Investment Grade
  Bond /1/                      0.64%     0.13%      0.00%        0.00%       0.00%       0.00%     0.77%       0.00%
 AST Jennison Large-Cap
  Growth                        0.90%     0.18%      0.00%        0.00%       0.00%       0.00%     1.08%       0.00%
 AST Jennison Large-Cap
  Value                         0.75%     0.19%      0.00%        0.00%       0.00%       0.00%     0.94%       0.00%
 AST JPMorgan
  International Equity          0.90%     0.18%      0.00%        0.00%       0.00%       0.00%     1.08%       0.00%


------------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------------------------------

                              -----------
         UNDERLYING
         PORTFOLIO            Net Annual
                                 Fund
                              Operating
                               Expenses
----------------------------------------
 AST Academic Strategies
  Asset Allocation              1.57%
 AST Advanced Strategies        1.05%
 AST AllianceBernstein
  Core Value                    0.95%
 AST AllianceBernstein
  Growth & Income               0.88%
 AST American Century
  Income & Growth               0.94%
 AST Balanced Asset
  Allocation                    1.08%
 AST Bond Portfolio 2017 /1/    0.96%
 AST Bond Portfolio 2018 /1/    0.83%
 AST Bond Portfolio 2019 /1/    0.86%
 AST Bond Portfolio 2020 /1/    1.00%
 AST Bond Portfolio 2021 /1/    0.96%
 AST Capital Growth Asset
  Allocation                    1.11%
 AST CLS Growth Asset
  Allocation                    1.26%
 AST CLS Moderate Asset
  Allocation                    1.16%
 AST Cohen & Steers
  Realty                        1.16%
 AST Federated Aggressive
  Growth                        1.14%
 AST FI Pyramis(R) Asset
  Allocation /2/                1.27%
 AST First Trust Balanced
  Target                        0.99%
 AST First Trust Capital
  Appreciation Target           0.98%
 AST Global Real Estate         1.23%
 AST Goldman Sachs
  Concentrated Growth           1.05%
 AST Goldman Sachs Mid-
  Cap Growth                    1.18%
 AST Goldman Sachs
  Small-Cap Value               1.20%
 AST High Yield                 0.91%
 AST Horizon Growth
  Asset Allocation              1.23%
 AST Horizon Moderate
  Asset Allocation              1.16%
 AST International Growth       1.13%
 AST International Value        1.14%
 AST Investment Grade
  Bond /1/                      0.77%
 AST Jennison Large-Cap
  Growth                        1.08%
 AST Jennison Large-Cap
  Value                         0.94%
 AST JPMorgan
  International Equity          1.08%

----------------------------------------------------------------------------------------------------------------------------------
                                        UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                            (as a percentage of the average net assets of the underlying Portfolios)
----------------------------------------------------------------------------------------------------------------------------------
                                                             For the year ended December 31, 2009
                            -------------------------------------------------------------------------------------------
        UNDERLYING                                                                                Total
        PORTFOLIO                                                        Broker Fees  Acquired   Annual
                                                              Dividend   and Expenses Portfolio Portfolio  Fee Waiver
                            Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense
                               Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement
------------------------------------------------------------------------------------------------------------------------
 AST J.P. Morgan Strategic
  Opportunities               1.00%     0.14%      0.00%        0.17%       0.00%       0.00%     1.31%       0.00%
 AST Large-Cap Value          0.75%     0.13%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%
 AST Lord Abbett Bond-
  Debenture                   0.80%     0.16%      0.00%        0.00%       0.00%       0.00%     0.96%       0.00%
 AST Marsico Capital
  Growth                      0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%
 AST Mid-Cap Value            0.95%     0.19%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%
 AST MFS Global Equity        1.00%     0.32%      0.00%        0.00%       0.00%       0.00%     1.32%       0.00%
 AST MFS Growth               0.90%     0.13%      0.00%        0.00%       0.00%       0.00%     1.03%       0.00%
 AST Money Market /3/         0.50%     0.12%      0.00%        0.00%       0.00%       0.00%     0.62%      -0.01%
 AST Neuberger Berman
  Mid-Cap Growth              0.90%     0.15%      0.00%        0.00%       0.00%       0.00%     1.05%       0.00%
 AST Neuberger Berman /
  LSV Mid-Cap Value           0.90%     0.15%      0.00%        0.00%       0.00%       0.00%     1.05%       0.00%
 AST Neuberger Berman
  Small-Cap Growth            0.95%     0.25%      0.00%        0.00%       0.00%       0.00%     1.20%       0.00%
 AST Parametric Emerging
  Markets Equity              1.10%     0.36%      0.00%        0.00%       0.00%       0.01%     1.47%       0.00%
 AST PIMCO Limited
  Maturity Bond               0.65%     0.14%      0.00%        0.00%       0.00%       0.00%     0.79%       0.00%
 AST PIMCO Total Return
  Bond                        0.65%     0.13%      0.00%        0.00%       0.00%       0.00%     0.78%       0.00%
 AST Preservation Asset
  Allocation                  0.15%     0.02%      0.00%        0.00%       0.00%       0.85%     1.02%       0.00%
 AST QMA US Equity
  Alpha                       1.00%     0.20%      0.00%        0.30%       0.30%       0.00%     1.80%       0.00%
 AST Schroders Multi-
  Asset World Strategies      1.10%     0.25%      0.00%        0.00%       0.00%       0.20%     1.55%       0.00%
 AST Small-Cap Growth         0.90%     0.17%      0.00%        0.00%       0.00%       0.00%     1.07%       0.00%
 AST Small-Cap Value          0.90%     0.16%      0.00%        0.00%       0.00%       0.00%     1.06%       0.00%
 AST T. Rowe Price Asset
  Allocation                  0.85%     0.16%      0.00%        0.00%       0.00%       0.00%     1.01%       0.00%
 AST T. Rowe Price Global
  Bond                        0.80%     0.19%      0.00%        0.00%       0.00%       0.00%     0.99%       0.00%
 AST T. Rowe Price Large
  Cap Growth                  0.90%     0.13%      0.00%        0.00%       0.00%       0.00%     1.03%       0.00%
 AST T. Rowe Price
  Natural Resources           0.90%     0.15%      0.00%        0.00%       0.00%       0.00%     1.05%       0.00%
 AST Value                    0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%
 AST Western Asset Core
  Plus Bond                   0.70%     0.14%      0.00%        0.00%       0.00%       0.00%     0.84%       0.00%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON
 VARIABLE INSURANCE
 PRODUCTS TRUST
 Franklin Templeton VIP
  Founding Funds
  Allocation Fund -
  Class 4                     0.00%     0.12%      0.35%        0.00%       0.00%       0.70%     1.17%       0.02%


----------------------------------------------------------------------------------------------------------------------------------
                                        UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                            (as a percentage of the average net assets of the underlying Portfolios)
----------------------------------------------------------------------------------------------------------------------------------

                            -----------
        UNDERLYING
        PORTFOLIO           Net Annual
                               Fund
                            Operating
                             Expenses
--------------------------------------
 AST J.P. Morgan Strategic
  Opportunities               1.31%
 AST Large-Cap Value          0.88%
 AST Lord Abbett Bond-
  Debenture                   0.96%
 AST Marsico Capital
  Growth                      1.02%
 AST Mid-Cap Value            1.14%
 AST MFS Global Equity        1.32%
 AST MFS Growth               1.03%
 AST Money Market /3/         0.61%
 AST Neuberger Berman
  Mid-Cap Growth              1.05%
 AST Neuberger Berman /
  LSV Mid-Cap Value           1.05%
 AST Neuberger Berman
  Small-Cap Growth            1.20%
 AST Parametric Emerging
  Markets Equity              1.47%
 AST PIMCO Limited
  Maturity Bond               0.79%
 AST PIMCO Total Return
  Bond                        0.78%
 AST Preservation Asset
  Allocation                  1.02%
 AST QMA US Equity
  Alpha                       1.80%
 AST Schroders Multi-
  Asset World Strategies      1.55%
 AST Small-Cap Growth         1.07%
 AST Small-Cap Value          1.06%
 AST T. Rowe Price Asset
  Allocation                  1.01%
 AST T. Rowe Price Global
  Bond                        0.99%
 AST T. Rowe Price Large
  Cap Growth                  1.03%
 AST T. Rowe Price
  Natural Resources           1.05%
 AST Value                    0.98%
 AST Western Asset Core
  Plus Bond                   0.84%
--------------------------------------
--------------------------------------
FRANKLIN TEMPLETON
 VARIABLE INSURANCE
 PRODUCTS TRUST
 Franklin Templeton VIP
  Founding Funds
  Allocation Fund -
  Class 4                     1.15%


                         FOOTNOTES APPEAR ON NEXT PAGE.

 1 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.00% of the Portfolio's average daily net assets through April 30, 2011. This arrangement may not be terminated or modified prior to April 30, 2011, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after April 30, 2011 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 2  Pyramis is a registered service mark of FMR LLC. Used under license.
 3 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive .01% of their investment management fees for the Portfolio through April 30, 2011. This arrangement may not be terminated or modified prior to April 30, 2011, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after April 30, 2011 will be subject to review by the Investment Managers and the Fund's Board of Trustees.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay cumulatively in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges."
   .   Insurance Charge
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee
   .   Optional benefit fees, as described below

 The examples also assume the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2009, and those expenses remain the same each year*

   .   For each charge, we deduct the maximum charge rather than the current charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Spousal Highest Daily Lifetime 6 Plus Income Benefit and the Combination 5% Roll-Up and HAV Death Benefit (which is the maximum combination of optional benefit charges)
   . For the X Series example, no Purchase Credit is granted under the Annuity. If Purchase Credits were reflected in the calculations, expenses would be higher, because the charges would have been applied to a larger Account Value.

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:

 IF YOU SURRENDER YOUR ANNUITY AT THE END OF THE APPLICABLE TIME PERIOD:


                                1 YR  3 YRS  5 YRS  10 YRS
                     -------------------------------------
                     X SERIES  $1,615 $3,044 $4,369 $7,119
                     -------------------------------------
                     B SERIES  $1,364 $2,600 $3,847 $6,767
                     -------------------------------------
                     L SERIES  $1,401 $2,705 $3,509 $7,025
                     -------------------------------------
                     C SERIES    $706 $2,118 $3,529 $7,057
                     -------------------------------------


 IF YOU DO NOT SURRENDER YOUR ANNUITY, OR IF YOU ANNUITIZE YOUR ANNUITY:


                                1 YR 3 YRS  5 YRS  10 YRS
                      -----------------------------------
                      X SERIES  $715 $2,144 $3,569 $7,119
                      -----------------------------------
                      B SERIES  $664 $2,000 $3,347 $6,767
                      -----------------------------------
                      L SERIES  $701 $2,105 $3,509 $7,025
                      -----------------------------------
                      C SERIES  $706 $2,118 $3,529 $7,057
                      -----------------------------------

                                    SUMMARY

 This Summary describes key features of the Annuities offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing an Annuity. You should read the entire prospectus for a complete description of the Annuities. Your Financial Professional can also help you if you have questions.


 THE ANNUITY: The variable annuity contract issued by Pruco Life is a contract between you, the Owner, and Pruco Life, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.


 The Annuity offers various investment portfolios. With the help of your Financial Professional, you choose how to invest your money within your Annuity. Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in "underlying" mutual funds.

 This prospectus describes four different Annuities. The Annuities differ primarily in the fees and charges deducted and whether the Annuity provides Purchase Credits in certain circumstances. With the help of your Financial Professional, you choose the Annuity based on your time horizon, liquidity needs, and desire for Purchase Credits.

 Please see Appendix B "Selecting the Variable Annuity That's Right For You," for a side-by-side comparison of the key features of each of these Annuities.

 GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU, GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.

 PURCHASE: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your Financial Professional to complete an application.

                  ANNUITY   MAXIMUM AGE FOR  MINIMUM INITIAL
                            INITIAL PURCHASE PURCHASE PAYMENT
                  -------------------------------------------
                  X SERIES         80            $10,000
                  -------------------------------------------
                  B SERIES         85             $1,000
                  -------------------------------------------
                  L SERIES         85            $10,000
                  -------------------------------------------
                  C SERIES         85            $10,000
                  -------------------------------------------

 The "Maximum Age for Initial Purchase" applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life.

 After you purchase your Annuity, you will have a limited period of time during which you may cancel (or "Free Look") the purchase of your Annuity. Your request for a Free Look must be received in Good Order.

 Please see "Requirements for Purchasing One of the Annuities" for more detail.

 INVESTMENT OPTIONS: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Certain optional benefits may limit your ability to invest in the variable Investment Options otherwise available to you under the Annuity. Each of the underlying mutual funds is described in its own prospectus, which you should read before investing. There is no assurance that any variable Investment Option will meet its investment objective.

 You may also allocate money to an MVA Option that earns interest for a specific time period. In general, if you withdraw your money from this option more than 30 days prior to the end of the "Guarantee Period", you will be subject to a "Market Value Adjustment", which can either increase or decrease your Account Value. We also offer a 6 or 12 Month DCA Program under which your money is transferred monthly from a DCA MVA Option to the other Investment Options you have designated. Premature withdrawals from the DCA MVA Option may also be subject to a Market Value Adjustment.

 Please see "Investment Options," and "Managing Your Account Value" for information.

 ACCESS TO YOUR MONEY: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge (discussed below). You may withdraw up to 10% of your Purchase Payments each year without being subject to a Contingent Deferred Sales Charge.

 You may elect to receive income through annuity payments over your lifetime, also called "Annuitization". If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs.

 Please see "Access to Account Value" and "Annuity Options" for more information.

 OPTIONAL LIVING BENEFITS

 GUARANTEED LIFETIME WITHDRAWAL BENEFITS. We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of "Protected Withdrawal Value", even if your Account Value falls to zero. The Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. If you withdraw more than the allowable amount during any year (referred to as "Excess Income"), your future level of guaranteed withdrawals decreases.


 These benefits are:
 Highest Daily Lifetime/SM/ 6 Plus
 Highest Daily Lifetime/SM/ 6 Plus with Lifetime Income Accelerator Spousal Highest Daily Lifetime/SM/ 6 Plus


 As part of these benefits you may invest only in certain permitted Investment Options. These benefits utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Under the pre-determined mathematical formula, your Account Value may be transferred between certain "permitted Sub-accounts" on the one hand and the AST Investment Grade Bond Sub-account on the other hand. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formula.

 GUARANTEED MINIMUM ACCUMULATION BENEFITS. We offer two optional benefits, for an additional charge, that guarantee your Account Value to a certain level after a stated period of years. As part of these benefits you may invest only in certain permitted Investment Options. These benefits utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Under the pre-determined mathematical formula, your Account Value may be transferred between certain "permitted Sub-accounts" on the one hand and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date on the other hand. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formula.


 These benefits are:
 Guaranteed Return Option Plus/SM/ II
 Highest Daily Guaranteed Return Option/SM/ II

 Please see "Living Benefits" for more information.


 DEATH BENEFITS: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. Each of our Annuities offers a minimum death benefit. We also offer the following optional death benefits, for an additional charge:


 Combination 5% Roll-up and Highest Anniversary Value Death Benefit Highest Anniversary Value Death Benefit

 Each optional death benefit has certain age and investment restrictions. Please see "Death Benefits" for more information.

 PURCHASE CREDITS: We apply a "Purchase Credit" to your Annuity's Account Value with respect to certain Purchase Payments you make under the X Series Annuity. The Purchase Credit is equal to a percentage of each Purchase Payment. The amount of the Purchase Credit depends on your age at the time the Purchase Payment is made and the number of years that the Annuity has been in force. Because the X Series Annuity grants Purchase Credits with respect to your Purchase Payments, the expenses of the X Series Annuity are higher than expenses for an Annuity without a Purchase Credit. In addition, the amount of the Purchase Credits that you receive under the X Series Annuity may be more than offset by the additional fees and charges associated with the Purchase Credit.

 FEES AND CHARGES: Each Annuity, and the optional living benefits and optional death benefits, are subject to certain fees and charges, as discussed in the "Summary of Contract Fees and Charges" table in the prospectus. In addition, there are fees and expenses of the underlying Portfolios.

 WHAT DOES IT MEAN THAT MY ANNUITY IS "TAX-DEFERRED"? Variable annuities are "tax deferred", meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

 You may also purchase one of our Annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that may make it an important investment for a qualified plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.


 MARKET TIMING: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail in the section entitled "Restrictions on Transfers Between Investment Options."

 OTHER INFORMATION: Please see the section entitled "General Information" for more information about our Annuities, including legal information about Pruco Life, the Separate Account, and underlying funds.

                              INVESTMENT OPTIONS

 The Investment Options under each Annuity consist of the Sub-accounts and the MVA Options. Each Sub-account invests in an underlying portfolio whose share price generally fluctuates each Valuation Day. The portfolios that you select, among those that are available, are your choice - we do not provide investment advice, nor do we recommend any particular portfolio. You bear the investment risk for amounts allocated to the portfolios.

 In contrast to the Sub-accounts, Account Value allocated to an MVA Option earns a fixed rate of interest during the Guarantee Period. We guarantee both the stated amount of interest and the principal amount of your Account Value in an MVA Option, so long as you remain invested in the MVA Option for the duration of the Guarantee Period. In general, if you withdraw Account Value prior to the end of the MVA Option's Guarantee Period, you will be subject to a Market Value Adjustment or "MVA", which can be positive or negative.

 As a condition of participating in the optional benefits, you may be restricted from investing in certain Sub-accounts or MVA Options. We describe those restrictions below. In addition, the optional living benefits (e.g., Highest Daily Lifetime 6 Plus) employ a pre-determined mathematical formula, under which money is transferred between your chosen Sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Portfolio). You should be aware that the operation of the formula could impact the expenses and performance of the portfolios. Specifically, because transfers to and from the portfolios can be frequent and the amount transferred can vary, the portfolios could experience the following effects, among others: (a) they may be compelled to hold a larger portion of assets in highly liquid securities than they otherwise would, which could diminish performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held (b) they may experience higher portfolio turnover, which generally will increase the portfolios' expenses and (c) if they are compelled by the formula to sell securities that are thinly-traded, such sales could have a significant impact on the price of such securities. Please consult the prospectus for the applicable portfolio for additional information about these effects.

 In this section, we describe the portfolios. We then discuss the investment restrictions that apply if you elect certain optional benefits. Finally, we discuss the MVA Options.

 VARIABLE INVESTMENT OPTIONS
 Each variable Investment Option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see "Pruco Life and the Separate Account" for more detailed information). Each Sub-account invests exclusively in one portfolio. You should carefully read the prospectus for any portfolio in which you are interested. The Investment Objectives/Policies Chart below classifies each of the portfolios based on our assessment of their investment style. The chart also provides a description of each portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you.

 Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection. Thus, if you selected particular optional benefits, you would be precluded from investing in certain portfolios and therefore would not receive investment appreciation (or depreciation) affecting those portfolios. Please see the Additional Information section, under the heading concerning "Service Fees Payable to Pruco Life" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.

 The portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a portfolio. While the investment objective and policies of the retail mutual funds and the portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the portfolios are found in the prospectuses for the portfolios. THE CURRENT PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR THE UNDERLYING PORTFOLIOS CAN BE OBTAINED BY CALLING 1-888-PRU-2888. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


 The name of the advisor/sub-advisor for each portfolio appears next to the description. Those portfolios whose name includes the prefix "AST" are portfolios of the Advanced Series Trust. The portfolios of the Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life. However, one or more sub-advisors, as noted below, is engaged to conduct day-to-day management.


 You may select portfolios individually, create your own combination of portfolios, or select from among combinations of portfolios that we have created called "Prudential Portfolio Combinations." Under Prudential Portfolio Combinations, each Portfolio Combination consists of several asset allocation portfolios, each of which represents a specified percentage of your allocations. If you elect to invest according to one of these Portfolio Combinations, we will allocate your initial Purchase Payment among the Sub-accounts within the Portfolio Combination according to the percentage allocations. You may elect to allocate additional Purchase Payments according to the composition of the Portfolio Combination, although if you do not make such an explicit election, we will allocate additional Purchase Payments as discussed below under "Additional Purchase Payments." Once you have selected a Portfolio Combination, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts. This is a static, point of sale model allocation. Over time, the percentages in each asset allocation portfolio may vary from the Portfolio Combination you selected when you purchased your Annuity based on the performance of each of the portfolios within the Portfolio Combination. However, you may elect to participate in an automatic rebalancing program, under which we would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations stipulated by the Portfolio Combination you elected. Please see "Automatic Rebalancing Programs" below for details about how such a program operates. If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have opted for automatic rebalancing in addition to Prudential Portfolio Combinations, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally as part of Prudential Portfolio Combinations.


 If you are interested in a Portfolio Combination, you should work with your Financial Professional to select the Portfolio Combination that is appropriate for you, in light of your investment time horizon, investment goals and expectations and market risk tolerance, and other relevant factors. In providing these Portfolio Combinations, we are not providing investment advice. You are responsible for determining which Portfolio Combination or Sub-account(s) is best for you. Asset allocation does not ensure a profit or protect against a loss.

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                            TYPE           ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
            ADVANCED SERIES TRUST
    ------------------------------------------------------------------------
     AST ACADEMIC STRATEGIES ASSET          ASSET        AlphaSimplex
     ALLOCATION PORTFOLIO: seeks long       ALLOCA     Group, LLC; First
     term capital appreciation. The         TION        Quadrant L.P.;
     Portfolio is a multi-asset class                 Jennison Associates
     fund that pursues both top-down                      LLC; Mellon
     asset allocation strategies and                        Capital
     bottom-up selection of securities,                   Management
     investment managers, and mutual                  Corporation; Pacific
     funds. Under normal circumstances,                   Investment
     approximately 60% of the assets will                 Management
     be allocated to traditional asset                    Company LLC
     classes (including US and                             (PIMCO);
     international equities and bonds)                 Prudential Bache
     and approximately 40% of the assets               Asset Management,
     will be allocated to nontraditional                 Incorporated;
     asset classes (including real                        Prudential
     estate, commodities, and alternative              Investments LLC;
     strategies). Those percentages are                  Quantitative
     subject to change at the discretion                  Management
     of the advisor.                                    Associates LLC
    ------------------------------------------------------------------------
     AST ADVANCED STRATEGIES PORTFOLIO:     ASSET          LSV Asset
     seeks a high level of absolute         ALLOCA        Management;
     return. The Portfolio invests in       TION        Marsico Capital
     traditional and non-traditional                   Management, LLC;
     investment strategies and by                     Pacific Investment
     investing in domestic and foreign                    Management
     equity and fixed income securities,                  Company LLC
     derivative instruments and exchange               (PIMCO); T. Rowe
     traded funds. The asset allocation                Price Associates,
     generally provides for an allotment              Inc.; William Blair
     of 60% of the portfolio assets to a                & Company, LLC;
     combination of domestic and                         Quantitative
     international equity strategies and                  Management
     the remaining 40% of assets in a                   Associates LLC
     combination of U.S. fixed income,
     hedged international bond, real
     return assets and exchange-traded
     funds. The manager will allocate the
     assets of the portfolio across
     different investment categories and
     subadvisors.
    ------------------------------------------------------------------------
     AST ALLIANCEBERNSTEIN CORE VALUE       LARGE      AllianceBernstein
     PORTFOLIO: seeks long-term capital     CAP              L.P.
     growth by investing primarily in       VALUE
     common stocks. The subadvisor
     expects that the majority of the
     Portfolio's assets will be invested
     in the common stocks of large
     companies that appear to be
     undervalued. Among other things, the
     Portfolio seeks to identify
     compelling buying opportunities
     created when companies are
     undervalued on the basis of investor
     reactions to near-term problems or
     circumstances even though their
     long-term prospects remain sound.
     The subadvisor seeks to identify
     individual companies with cash flow
     potential that may not be recognized
     by the market at large.
    ------------------------------------------------------------------------
     AST ALLIANCEBERNSTEIN GROWTH &         LARGE      AllianceBernstein
     INCOME PORTFOLIO: seeks long-term      CAP              L.P.
     growth of capital and income while     VALUE
     attempting to avoid excessive
     fluctuations in market value. The
     Portfolio normally will invest in
     common stocks (and securities
     convertible into common stocks). The
     subadvisor will take a
     value-oriented approach, in that it
     will try to keep the Portfolio's
     assets invested in securities that
     are selling at reasonable valuations
     in relation to their fundamental
     business prospects.
    ------------------------------------------------------------------------
     AST AMERICAN CENTURY INCOME & GROWTH   LARGE      American Century
     PORTFOLIO: seeks capital growth with   CAP           Investment
     current income as a secondary          VALUE      Management, Inc.
     objective. The Portfolio invests
     primarily in common stocks that
     offer potential for capital growth,
     and may, consistent with its
     investment objective, invest in
     stocks that offer potential for
     current income. The subadvisor
     utilizes a quantitative management
     technique with a goal of building an
     equity portfolio that provides
     better returns than the S&P 500
     Index without taking on significant
     additional risk and while attempting
     to create a dividend yield that will
     be greater than the S&P 500 Index.
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES        STYLE/         PORTFOLIO
                                               TYPE          ADVISOR/
                                                            SUB-ADVISOR
    ------------------------------------------------------------------------
     AST BALANCED ASSET ALLOCATION            ASSET         Prudential
     PORTFOLIO: seeks to obtain total         ALLOCA      Investments LLC;
     return consistent with its specified      TION        Quantitative
     level of risk. The Portfolio                           Management
     primarily invests its assets in a                    Associates LLC
     diversified portfolio of other
     mutual funds, the underlying
     portfolios, of the Advanced Series
     Trust and certain affiliated money
     market funds. Under normal market
     conditions, the Portfolio will
     devote approximately 60% of its net
     assets to underlying portfolios
     investing primarily in equity
     securities (with a range of 52.5% to
     67.5%), and 40% of its net assets to
     underlying portfolios investing
     primarily in debt securities and
     money market instruments (with a
     range of 32.5% to 47.5%). The
     Portfolio is not limited to
     investing exclusively in shares of
     the underlying portfolios and may
     invest in securities and futures
     contracts, swap agreements and other
     financial and derivative instruments.
    ------------------------------------------------------------------------
     AST BOND PORTFOLIOS 2017, 2018,          FIXED         Prudential
     2019, 2020, AND 2021: each AST Bond      INCOME        Investment
     Portfolio seeks the highest                          Management, Inc.
     potential total return consistent
     with its specified level of risk
     tolerance to meet the parameters
     established to support the GRO
     benefits and maintain liquidity to
     support changes in market conditions
     for the fixed maturity year
     indicated in its name. Please note
     that you may not make purchase
     payments to each Portfolio, and that
     each Portfolio is available only
     with certain living benefits.
    ------------------------------------------------------------------------
     AST CAPITAL GROWTH ASSET ALLOCATION      ASSET         Prudential
     PORTFOLIO: seeks to obtain total         ALLOCA      Investments LLC;
     return consistent with its specified      TION        Quantitative
     level of risk. The Portfolio                           Management
     primarily invests its assets in a                    Associates LLC
     diversified portfolio of other
     mutual funds, the underlying
     portfolios, of the Advanced Series
     Trust and certain affiliated money
     market funds. Under normal market
     conditions, the Portfolio will
     devote approximately 75% of its net
     assets to underlying portfolios
     investing primarily in equity
     securities (with a range of 67.5% to
     80%), and 25% of its net assets to
     underlying portfolios investing
     primarily in debt securities and
     money market instruments (with a
     range of 20.0% to 32.5%). The
     Portfolio is not limited to
     investing exclusively in shares of
     the underlying portfolios and may
     invest in securities and futures
     contracts, swap agreements and other
     financial and derivative instruments.
    ------------------------------------------------------------------------
     AST CLS GROWTH ASSET ALLOCATION          ASSET       CLS Investments,
     PORTFOLIO: seeks the highest             ALLOCA            LLC
     potential total return consistent         TION
     with its specified level of risk
     tolerance. Under normal
     circumstances, at least 90% of the
     Portfolio's assets will be invested
     in other portfolios of Advanced
     Series Trust (the underlying
     portfolios) while no more than 10%
     of the Portfolio's assets may be
     invested in exchange traded funds
     (ETFs). Under normal market
     conditions, the Portfolio will
     devote from 60% to 80% of its net
     assets to underlying portfolios and
     ETFs investing primarily in equity
     securities, and from 20% to 40% of
     its net assets to underlying
     portfolios and ETFs investing
     primarily in debt securities and
     money market instruments.
    ------------------------------------------------------------------------
     AST CLS MODERATE ASSET ALLOCATION        ASSET       CLS Investments,
     PORTFOLIO: seeks the highest             ALLOCA            LLC
     potential total return consistent         TION
     with its specified level of risk
     tolerance. Under normal
     circumstances, at least 90% of the
     Portfolio's assets will be invested
     in other portfolios of Advanced
     Series Trust (the underlying
     portfolios) while no more than 10%
     of the Portfolio's assets may be
     invested in exchange traded funds
     (ETFs). Under normal market
     conditions, the Portfolio will
     devote from 40% to 60% of its net
     assets to underlying portfolios and
     ETFs investing primarily in equity
     securities, and from 40% to 60% of
     its net assets to underlying
     portfolios and ETFs investing
     primarily in debt securities and
     money market instruments.
    ------------------------------------------------------------------------
     AST COHEN & STEERS REALTY PORTFOLIO:    SPECIALTY    Cohen & Steers
     seeks to maximize total return                           Capital
     through investment in real estate                    Management, Inc.
     securities. The Portfolio pursues
     its investment objective by
     investing, under normal
     circumstances, at least 80% of its
     net assets in common stocks and
     other equity securities issued by
     real estate companies, such as real
     estate investment trusts (REITs).
     Under normal circumstances, the
     Portfolio will invest substantially
     all of its assets in the equity
     securities of real estate companies,
     i.e., a company that derives at
     least 50% of its revenues from the
     ownership, construction, financing,
     management or sale of real estate or
     that has at least 50% of its assets
     in real estate. Real estate
     companies may include real estate
     investment trusts (REITs).
    ------------------------------------------------------------------------

      INVESTMENT OBJECTIVES/POLICIES       STYLE/           PORTFOLIO
                                            TYPE            ADVISOR/
                                                           SUB-ADVISOR
  ---------------------------------------------------------------------------
   AST FEDERATED AGGRESSIVE GROWTH         SMALL        Federated Equity
   PORTFOLIO: seeks capital growth. The     CAP            Management
   Portfolio pursues its investment        GROWTH          Company of
   objective by investing primarily in                    Pennsylvania/
   the stocks of small companies that                   Federated Global
   are traded on national security                         Investment
   exchanges, NASDAQ stock exchange and                 Management Corp.
   the over- the-counter-market. Small
   companies will be defined as
   companies with market
   capitalizations similar to companies
   in the Russell 2000 and S&P 600
   Small Cap Index.
  ---------------------------------------------------------------------------
   AST FI PYRAMIS(R) ASSET ALLOCATION      ASSET         Pyramis Global
   PORTFOLIO: seeks to maximize            ALLOCA        Advisors, LLC a
   potential total return. In seeking       TION            Fidelity
   to achieve the Portfolio's                              Investments
   investment objective, the                                 company
   Portfolio's assets will be allocated
   across six uniquely specialized
   investment strategies (collectively,
   the Investment Strategies). The
   Portfolio will have four strategies
   that invest primarily in equity
   securities (i.e., the Equity
   Strategies), one fixed-income
   strategy (i.e., the Broad Market
   Duration Strategy), and one strategy
   designed to provide liquidity (i.e.,
   the Liquidity Strategy). Pyramis is
   a registered service mark of FMR
   LLC. Used under license.
  ---------------------------------------------------------------------------
   AST FIRST TRUST BALANCED TARGET         ASSET       First Trust Advisors
   PORTFOLIO: seeks long-term capital      ALLOCA             L.P.
   growth balanced by current income.       TION
   The Portfolio seeks to achieve its
   objective by investing approximately
   65% in equity securities and
   approximately 35% in fixed income
   securities. The Portfolio allocates
   the equity portion of the portfolio
   across five uniquely specialized
   strategies - The Dow(R) Target
   Dividend, the Value Line(R) Target
   25, the Global Dividend Target 15,
   the NYSE(R) International Target 25,
   and the Target Small Cap. Each
   strategy employs a quantitative
   approach by screening common stocks
   for certain attributes and/or using
   a multi-factor scoring system to
   select the common stocks. The fixed
   income allocation is determined by
   the Dow Jones Income strategy which
   utilizes certain screens to select
   bonds from the Dow Jones Corporate
   Bond Index or like-bonds not in the
   index.
  ---------------------------------------------------------------------------
   AST FIRST TRUST CAPITAL APPRECIATION    ASSET       First Trust Advisors
   TARGET PORTFOLIO: seeks long-term       ALLOCA             L.P.
   capital growth. The Portfolio seeks      TION
   to achieve its objective by
   investing approximately 80% in
   equity securities and approximately
   20% in fixed income securities. The
   portfolio allocates the equity
   portion of the portfolio across five
   uniquely specialized strategies -
   the Value Line(R) Target 25, the
   Global Dividend Target 15, the
   Target Small-Cap, the NASDAQ(R)
   Target 15, and the NYSE(R)
   International Target 25. Each
   strategy employs a quantitative
   approach by screening common stocks
   for certain attributes and/or using
   a multi-factor scoring system to
   select the common stocks. The fixed
   income allocation is determined by
   the Dow Jones Income strategy which
   utilizes certain screens to select
   bonds from the Dow Jones Corporate
   Bond Index or like-bonds not in the
   index.
  ---------------------------------------------------------------------------
   AST GLOBAL REAL ESTATE PORTFOLIO:      SPECIALTY      Prudential Real
   seeks capital appreciation and                       Estate Investors
   income. The Portfolio will normally
   invest at least 80% of its liquid
   assets (net assets plus any
   borrowing made for investment
   purposes) in equity-related
   securities of real estate companies.
   The Portfolio will invest in
   equity-related securities of real
   estate companies on a global basis
   and the Portfolio may invest up to
   15% of its net assets in ownership
   interests in commercial real estate
   through investments in private real
   estate.
  ---------------------------------------------------------------------------
   AST GOLDMAN SACHS CONCENTRATED          LARGE          Goldman Sachs
   GROWTH PORTFOLIO: seeks long-term        CAP         Asset Management,
   growth of capital. The Portfolio        GROWTH             L.P.
   will pursue its objective by
   investing primarily in equity
   securities of companies that the
   subadvisor believes have the
   potential to achieve capital
   appreciation over the long-term. The
   Portfolio seeks to achieve its
   investment objective by investing,
   under normal circumstances, in
   approximately 30 - 45 companies that
   are considered by the subadvisor to
   be positioned for long-term growth.
  ---------------------------------------------------------------------------
   AST GOLDMAN SACHS MID-CAP GROWTH       MID CAP         Goldman Sachs
   PORTFOLIO: seeks long-term growth of    GROWTH       Asset Management,
   capital. The Portfolio pursues its                         L.P.
   investment objective, by investing
   primarily in equity securities
   selected for their growth potential,
   and normally invests at least 80% of
   the value of its assets in
   medium-sized companies. Medium-sized
   companies are those whose market
   capitalizations (measured at the
   time of investment) fall within the
   range of companies in the Russell
   Mid-cap Growth Index. The subadvisor
   seeks to identify individual
   companies with earnings growth
   potential that may not be recognized
   by the market at large.
  ---------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/          PORTFOLIO
                                             TYPE           ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
     AST GOLDMAN SACHS SMALL-CAP VALUE       SMALL        Goldman Sachs
     PORTFOLIO: seeks long-term capital       CAP       Asset Management,
     appreciation. The Portfolio will        VALUE            L.P.
     seek its objective through
     investments primarily in equity
     securities that are believed to be
     undervalued in the marketplace. The
     Portfolio will invest, under normal
     circumstances, at least 80% of the
     value of its assets plus any
     borrowings for investment purposes
     in small capitalization companies.
     The 80% investment requirement
     applies at the time the Portfolio
     invests its assets. The Portfolio
     generally defines small
     capitalization companies as
     companies with market
     capitalizations that are within the
     range of the Russell 2000 Value
     Index at the time of purchase.
    ------------------------------------------------------------------------
     AST HIGH YIELD PORTFOLIO: seeks         FIXED      Pacific Investment
     maximum total return, consistent       INCOME         Management
     with preservation of capital and                      Company LLC
     prudent investment management. The                      (PIMCO)
     Portfolio will invest, under normal
     circumstances, at least 80% of its
     net assets plus any borrowings for
     investment purposes (measured at
     time of purchase) in non-investment
     grade high yield, fixed-income
     investments which may be represented
     by forwards or derivatives such as
     options, futures contracts, or swap
     agreements. Non-investment grade
     investments are financial
     instruments rated Ba or lower by a
     Moody's Investors Services, Inc. or
     equivalently rated by Standard
     Poor's Corporation, or Fitch, or, if
     unrated, determined by the
     subadvisor to be of comparable
     quality.
    ------------------------------------------------------------------------
     AST HORIZON GROWTH ASSET ALLOCATION     ASSET           Horizon
     PORTFOLIO: seeks the highest            ALLOCA     Investments, LLC
     potential total return consistent       TION
     with its specified level of risk
     tolerance. Under normal
     circumstances, at least 90% of the
     Portfolio's assets will be invested
     in other portfolios of Advanced
     Series Trust (the underlying
     portfolios) while no more than 10%
     of the Portfolio's assets may be
     invested in exchange traded funds
     (ETFs). Under normal market
     conditions, the Portfolio will
     devote from 60% to 80% of its net
     assets to underlying portfolios and
     ETFs investing primarily in equity
     securities, and from 20% to 40% of
     its net assets to underlying
     portfolios and ETFs investing
     primarily in debt securities and
     money market instruments.
    ------------------------------------------------------------------------
     AST HORIZON MODERATE ASSET              ASSET           Horizon
     ALLOCATION PORTFOLIO: seeks the         ALLOCA     Investments, LLC
     highest potential total return          TION
     consistent with its specified level
     of risk tolerance. Under normal
     circumstances, at least 90% of the
     Portfolio's assets will be invested
     in other portfolios of Advanced
     Series Trust (the underlying
     portfolios) while no more than 10%
     of the Portfolio's assets may be
     invested in exchange traded funds
     (ETFs). Under normal market
     conditions, the Portfolio will
     devote from 40% to 60% of its net
     assets to underlying portfolios and
     ETFs investing primarily in equity
     securities, and from 40% to 60% of
     its net assets to underlying
     portfolios and ETFs investing
     primarily in debt securities and
     money market instruments.
    ------------------------------------------------------------------------
     AST INTERNATIONAL GROWTH PORTFOLIO:     INTER       Marsico Capital
     seeks long-term capital growth.        NATIONAL    Management, LLC;
     Under normal circumstances, the        EQUITY       William Blair &
     Portfolio invests at least 80% of                    Company, LLC
     the value of its assets in
     securities of issuers that are
     economically tied to countries other
     than the United States. Although the
     Portfolio intends to invest at least
     80% of its assets in the securities
     of issuers located outside the
     United States, it may at times
     invest in U.S. issuers and it may
     invest all of its assets in fewer
     than five countries or even a single
     country. The Portfolio looks
     primarily for stocks of companies
     whose earnings are growing at a
     faster rate than other companies or
     which offer attractive growth.
    ------------------------------------------------------------------------
     AST INTERNATIONAL VALUE PORTFOLIO:      INTER          LSV Asset
     seeks long-term capital                NATIONAL       Management;
     appreciation. The Portfolio normally   EQUITY          Thornburg
     invests at least 80% of the                           Investment
     Portfolio's assets in equity                       Management, Inc.
     securities. The Portfolio will
     invest at least 65% of its net
     assets in the equity securities of
     companies in at least three
     different countries, without limit
     as to the amount of assets that may
     be invested in a single country.
    ------------------------------------------------------------------------
     AST INVESTMENT GRADE BOND PORTFOLIO:    FIXED         Prudential
     seeks to maximize total return,        INCOME         Investment
     consistent with the preservation of                Management, Inc.
     capital and liquidity needs to meet
     the parameters established to
     support the Highest Daily Lifetime 6
     Plus benefits. Please note that you
     may not make purchase payments, or
     transfer Account Value to or from,
     this Portfolio, and that this
     Portfolio is available only with
     certain living benefits.
    ------------------------------------------------------------------------

       INVESTMENT OBJECTIVES/POLICIES      STYLE/          PORTFOLIO
                                            TYPE            ADVISOR/
                                                          SUB-ADVISOR
   -------------------------------------------------------------------------
    AST JENNISON LARGE-CAP GROWTH           LARGE      Jennison Associates
    PORTFOLIO: seeks long-term growth of     CAP              LLC
    capital. Under normal market           GROWTH
    conditions, the Portfolio will
    invest at least 80% of its
    investable assets in the equity and
    equity-related securities of
    large-capitalization companies
    measured, at the time of purchase,
    to be within the market
    capitalization of the Russell
    1000(R) Index. In deciding which
    equity securities to buy, the
    subadvisor will use a growth
    investment style and will invest in
    stocks it believes could experience
    superior sales or earnings growth,
    or high returns on equity and
    assets. Stocks are selected on a
    company-by-company basis using
    fundamental analysis. The companies
    in which the subadvisor will invest
    generally tend to have a unique
    market niche, a strong new product
    profile or superior management.
   -------------------------------------------------------------------------
    AST JENNISON LARGE-CAP VALUE            LARGE      Jennison Associates
    PORTFOLIO: seeks capital                 CAP              LLC
    appreciation. Under normal market       VALUE
    conditions, the Portfolio will
    invest at least 80% of its
    investable assets in the equity and
    equity-related securities of
    large-capitalization companies
    measured, at the time of purchase,
    to be within the market
    capitalization of the Russell
    1000(R) Index. In deciding which
    equity securities to buy, the
    subadvisor will use a value
    investment style and will invest in
    common stocks that it believes are
    being valued at a discount to their
    true worth, as defined by the value
    of their earnings, free cash flow,
    the value of their assets, their
    private market value, or some
    combination of these factors. The
    subadvisor will look for catalysts
    that will help unlock a common
    stock's inherent value.
   -------------------------------------------------------------------------
    AST JPMORGAN INTERNATIONAL EQUITY       INTER         J.P. Morgan
    PORTFOLIO: seeks long-term capital     NATIONAL        Investment
    growth by investing in a diversified   EQUITY       Management, Inc.
    portfolio of international equity
    securities. The Portfolio seeks to
    meet its objective by investing,
    under normal market conditions, at
    least 80% of its assets in a
    diversified portfolio of equity
    securities of companies located or
    operating in developed non-U.S.
    countries and emerging markets of
    the world. The equity securities
    will ordinarily be traded on a
    recognized foreign securities
    exchange or traded in a foreign
    over-the-counter market in the
    country where the issuer is
    principally based, but may also be
    traded in other countries including
    the United States.
   -------------------------------------------------------------------------
    AST J.P. MORGAN STRATEGIC               ASSET         J.P. Morgan
    OPPORTUNITIES PORTFOLIO (formerly       ALLOCA         Investment
    AST UBS Dynamic Alpha Portfolio):       TION        Management, Inc.
    seeks to maximize total return,
    consisting of capital appreciation
    and current income. The Portfolio
    invests in securities and financial
    instruments to gain exposure to
    global equity, global fixed income
    and cash equivalent markets,
    including global currencies. The
    Portfolio may invest in equity and
    fixed income securities of issuers
    located within and outside the
    United States or in open-end
    investment companies advised by J.P.
    Morgan Investment Management, Inc.,
    the Portfolio's subadvisor, to gain
    exposure to certain global equity
    and global fixed income markets.
   -------------------------------------------------------------------------
    AST LARGE-CAP VALUE PORTFOLIO: seeks    LARGE         Eaton Vance
    current income and long-term growth      CAP          Management;
    of income, as well as capital           VALUE      Hotchkis and Wiley
    appreciation. The Portfolio invests,                    Capital
    under normal circumstances, at least                Management, LLC
    80% of its net assets in common
    stocks of large capitalization
    companies. Large capitalization
    companies are those companies with
    market capitalizations within the
    market capitalization range of the
    Russell 1000 Value Index.
   -------------------------------------------------------------------------
    AST LORD ABBETT BOND-DEBENTURE          FIXED      Lord, Abbett & Co.
    PORTFOLIO: seeks high current income   INCOME             LLC
    and the opportunity for capital
    appreciation to produce a high total
    return. To pursue this objective
    under normal market conditions, the
    Fund will invest at least 80% of its
    net assets in bonds, debentures and
    other fixed income securities. The
    Fund's investments primarily include
    the following types of securities
    and other financial instruments:
    U.S. investment grade fixed income
    securities; U.S. high yield
    securities ("non-investment grade"
    or "junk" bonds); foreign securities
    (including emerging market
    securities); convertible securities;
    mortgage-related and other
    asset-backed securities; and equity
    securities. In addition, the Fund
    may invest in derivative
    instruments, such as options,
    futures contracts, forward contracts
    or swap agreements. The Fund may use
    such instruments in order seek to
    enhance returns, to attempt to hedge
    some of its investment risk, or as a
    substitute position for holding the
    underlying asset on which the
    derivative instrument is based. The
    duration of the Fund's portfolio of
    debt securities will normally be
    between three and seven years, with
    an average effective portfolio
    maturity of five to twelve years.
   -------------------------------------------------------------------------

       INVESTMENT OBJECTIVES/POLICIES       STYLE/          PORTFOLIO
                                             TYPE           ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
    AST MARSICO CAPITAL GROWTH               LARGE       Marsico Capital
    PORTFOLIO: seeks capital growth.          CAP        Management, LLC
    Income realization is not an            GROWTH
    investment objective and any income
    realized on the Portfolio's
    investments, therefore, will be
    incidental to the Portfolio's
    objective. The Portfolio will pursue
    its objective by investing primarily
    in common stocks of large companies
    that are selected for their growth
    potential. Large capitalization
    companies are companies with market
    capitalizations within the market
    capitalization range of the Russell
    1000 Growth Index. In selecting
    investments for the Portfolio, the
    subadvisor uses an approach that
    combines "top down" macroeconomic
    analysis with "bottom up" stock
    selection. The "top down" approach
    identifies sectors, industries and
    companies that may benefit from the
    trends the subadvisor has observed.
    The subadvisorthen looks for
    individual companies with earnings
    growth potential that may not be
    recognized by the market at large,
    utilizing a "bottom up" stock
    selection process. The Portfolio
    will normally hold a core position
    of between 35 and 50 common stocks.
    The Portfolio may hold a limited
    number of additional common stocks
    at times when the Portfolio manager
    is accumulating new positions,
    phasing out existing or responding
    to exceptional market conditions.
   -------------------------------------------------------------------------
    AST MFS GLOBAL EQUITY PORTFOLIO:         INTER        Massachusetts
    seeks capital growth. Under normal      NATIONAL    Financial Services
    circumstances the Portfolio invests     EQUITY           Company
    at least 80% of its assets in equity
    securities. The Portfolio may invest
    in the securities of U.S. and
    foreign issuers (including issuers
    in emerging market countries). While
    the portfolio may invest its assets
    in companies of any size, the
    Portfolio generally focuses on
    companies with relatively large
    market capitalizations relative to
    the markets in which they are traded.
   -------------------------------------------------------------------------
    AST MFS GROWTH PORTFOLIO: seeks          LARGE        Massachusetts
    long-term capital growth and future,      CAP       Financial Services
    rather than current income. Under       GROWTH           Company
    normal market conditions, the
    Portfolio invests at least 80% of
    its net assets in common stocks and
    related securities, such as
    preferred stocks, convertible
    securities and depositary receipts.
    The subadvisor uses a "bottom up" as
    opposed to a "top down" investment
    style in managing the Portfolio.
   -------------------------------------------------------------------------
    AST MID CAP VALUE PORTFOLIO: seeks      MID CAP     EARNEST Partners
    to provide capital growth by             VALUE         LLC; WEDGE
    investing primarily in                                   Capital
    mid-capitalization stocks that                       Management, LLP
    appear to be undervalued. The
    Portfolio generally invests, under
    normal circumstances, at least 80%
    of the value of its net assets in
    mid-capitalization companies.
    Mid-capitalization companies are
    generally those that have market
    capitalizations, at the time of
    purchase, within the market
    capitalization range of companies
    included in the Russell Midcap(R)
    Value Index during the previous
    12-months based on month-end data.
   -------------------------------------------------------------------------
    AST MONEY MARKET PORTFOLIO: seeks        FIXED         Prudential
    high current income while               INCOME         Investment
    maintaining high levels of                          Management, Inc.
    liquidity. The Portfolio invests in
    high-quality, short-term, U.S.
    dollar denominated corporate, bank
    and government obligations. The
    Portfolio will invest in securities
    which have effective maturities of
    not more than 397 days.
   -------------------------------------------------------------------------
    AST NEUBERGER BERMAN/LSV MID-CAP        MID CAP         LSV Asset
    VALUE PORTFOLIO: seeks capital           VALUE         Management;
    growth. Under normal market                         Neuberger Berman
    conditions, the Portfolio invests at                 Management LLC
    least 80% of its net assets in the
    common stocks of medium
    capitalization companies. For
    purposes of the Portfolio, companies
    with market capitalizations that
    fall within the range of the Russell
    Midcap(R) Value Index at the time of
    investment are considered medium
    capitalization companies. Some of
    the Portfolio's assets may be
    invested in the securities of
    large-cap companies as well as in
    small-cap companies. subadvisor
    Neuberger Berman looks for
    well-managed companies whose stock
    prices are undervalued and that may
    rise in price before other investors
    realize their worth. LSV Asset
    Management (LSV) follows an active
    investment strategy utilizing a
    quantitative investment model to
    evaluate and recommend investment
    decisions for its portion of the
    Portfolio in a bottom-up, contrarian
    value approach
   -------------------------------------------------------------------------

      INVESTMENT OBJECTIVES/POLICIES       STYLE/           PORTFOLIO
                                            TYPE            ADVISOR/
                                                           SUB-ADVISOR
  ---------------------------------------------------------------------------
   AST NEUBERGER BERMAN MID-CAP GROWTH     MID CAP      Neuberger Berman
   PORTFOLIO: seeks capital growth.        GROWTH        Management LLC
   Under normal market conditions, the
   Portfolio invests at least 80% of
   its net assets in the common stocks
   of mid-capitalization companies.
   Mid-capitalization companies are
   those companies whose market
   capitalization is within the range
   of market capitalizations of
   companies in the Russell Midcap(R)
   Growth Index. Using fundamental
   research and quantitative analysis,
   the subadvisor looks for
   fast-growing companies that are in
   new or rapidly evolving industries.
   The Portfolio may invest in foreign
   securities (including emerging
   markets securities).
  ---------------------------------------------------------------------------
   AST NEUBERGER BERMAN SMALL-CAP           SMALL       Neuberger Berman
   GROWTH PORTFOLIO: seeks maximum           CAP         Management LLC
   growth of investors' capital from a     GROWTH
   portfolio of growth stocks of
   smaller companies. The Portfolio
   pursues its objective, under normal
   circumstances, by primarily
   investing at least 80% of its total
   assets in the equity securities of
   small-sized companies included in
   the Russell 2000 Growth(R) Index.
  ---------------------------------------------------------------------------
   AST PARAMETRIC EMERGING MARKETS          INTER      Parametric Portfolio
   EQUITY PORTFOLIO: seeks long-term       NATIONAL      Associates LLC
   capital appreciation. The Portfolio     EQUITY
   normally invests at least 80% of its
   net assets in equity securities of
   issuers (i) located in emerging
   market countries, which are
   generally those not considered to be
   developed market countries, or
   (ii) included (or considered for
   inclusion) as emerging markets
   issuers in one or more broad-based
   market indices. Emerging markets
   countries include countries in Asia,
   Latin America, the Middle East,
   Southern Europe, Eastern Europe,
   Africa and the region formerly
   comprising the Soviet Union. A
   company will be considered to be
   located in an emerging market
   country if it is domiciled in or
   derives more that 50% of its
   revenues or profits from emerging
   market countries. The Portfolio
   seeks to employ a top-down,
   disciplined and structured
   investment process that emphasizes
   broad exposure and diversification
   among emerging market countries,
   economic sectors and issuers.
  ---------------------------------------------------------------------------
   AST PIMCO LIMITED MATURITY BOND          FIXED      Pacific Investment
   PORTFOLIO: seeks to maximize total      INCOME          Management
   return consistent with preservation                     Company LLC
   of capital and prudent investment                         (PIMCO)
   management. The Portfolio will
   invest, under normal circumstances,
   at least 80% of the value of its net
   assets in fixed- income investments,
   which may be represented by forwards
   or derivatives such as options,
   futures contracts, or swap
   agreements. The average portfolio
   duration normally varies within a
   one-to-three year time-frame based
   on the subadvisor's forecast of
   interest rates.
  ---------------------------------------------------------------------------
   AST PIMCO TOTAL RETURN BOND              FIXED      Pacific Investment
   PORTFOLIO: seeks to maximize total      INCOME          Management
   return consistent with preservation                     Company LLC
   of capital and prudent investment                         (PIMCO)
   management. The Portfolio will
   invest, under normal circumstances,
   at least 80% of the value of its net
   assets in fixed income investments,
   which may be represented by forwards
   or derivatives such as options,
   futures contracts, or swap
   agreements. The average portfolio
   duration normally varies within two
   years (+/-) of the duration of the
   Barclay's Capital U.S. Aggregate
   Bond Index.
  ---------------------------------------------------------------------------
   AST PRESERVATION ASSET ALLOCATION        ASSET          Prudential
   PORTFOLIO: seeks to obtain total         ALLOCA      Investments LLC;
   return consistent with its specified     TION          Quantitative
   level of risk. The Portfolio                            Management
   primarily invests its assets in a                     Associates LLC
   diversified portfolio of other
   mutual funds, the underlying
   portfolios, of the Advanced Series
   Trust and certain affiliated money
   market funds. Under normal market
   conditions, the Portfolio will
   devote approximately 35% of its net
   assets to underlying portfolios
   investing primarily in equity
   securities (with a range of 27.5% to
   42.5%), and 65% of its net assets to
   underlying portfolios investing
   primarily in debt securities and
   money market instruments (with a
   range of 57.5% to 72.5%). The
   Portfolio is not limited to
   investing exclusively in shares of
   the underlying portfolios and may
   invest in securities and futures
   contracts, swap agreements and other
   financial and derivative instruments.
  ---------------------------------------------------------------------------
   AST QMA US EQUITY ALPHA PORTFOLIO:       LARGE         Quantitative
   seeks long term capital                   CAP           Management
   appreciation. The portfolio utilizes     BLEND        Associates LLC
   a long/short investment strategy and
   will normally invest at least 80% of
   its net assets plus borrowings in
   equity and equity related securities
   of US issuers. The benchmark index
   is the Russell 1000(R) which is
   comprised of stocks representing
   more than 90% of the market cap of
   the US market and includes the
   largest 1000 securities in the
   Russell 3000(R) index.
  ---------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/        PORTFOLIO
                                            TYPE           ADVISOR/
                                                         SUB-ADVISOR
    -----------------------------------------------------------------------
     AST SCHRODERS MULTI-ASSET WORLD        ASSET          Schroder
     STRATEGIES (formerly known as AST      ALLOCA        Investment
     American Century Strategic             TION       Management North
     Allocation Portfolio): seeks                        America Inc.
     long-term capital appreciation
     through a global flexible asset
     allocation approach. This asset
     allocation approach entails
     investing in traditional asset
     classes, such as equity and
     fixed-income investments, and
     alternative asset classes, such as
     investments in real estate,
     commodities, currencies, private
     equity, non-investment grade bonds,
     Emerging Market Debt and absolute
     return strategies. The sub-advisor
     seeks to emphasize the management of
     risk and volatility. Exposure to
     different asset classes and
     investment strategies will vary over
     time based upon the sub advisor's
     assessments of changing market,
     economic, financial and political
     factors and events.
    -----------------------------------------------------------------------
     AST SMALL-CAP GROWTH PORTFOLIO:        SMALL        Eagle Asset
     seeks long-term capital growth. The     CAP       Management, Inc.
     Portfolio pursues its objective by     GROWTH
     investing, under normal
     circumstances, at least 80% of the
     value of its assets in
     small-capitalization companies.
     Small-capitalization companies are
     those companies with a market
     capitalization, at the time of
     purchase, no larger than the largest
     capitalized company included in the
     Russell 2000(R) Growth Index at the
     time of the Portfolio's investment.
    -----------------------------------------------------------------------
     AST SMALL-CAP VALUE PORTFOLIO: seeks   SMALL        ClearBridge
     to provide long-term capital growth     CAP      Advisors, LLC; J.P.
     by investing primarily in              VALUE     Morgan Investment
     small-capitalization stocks that                 Management, Inc.;
     appear to be undervalued. The                    Lee Munder Capital
     Portfolio invests, under normal                      Group, LLC
     circumstances, at least 80% of the
     value of its net assets in small
     capitalization stocks. Small
     capitalization stocks are the stocks
     of companies with market
     capitalization that are within the
     market capitalization range of the
     Russell 2000(R) Value Index.
     Securities of companies whose market
     capitalizations no longer meet the
     definition of small capitalization
     companies after purchase by the
     Portfolio will still be considered
     to be small capitalization companies
     for purposes of the Portfolio's
     policy of investing, under normal
     circumstances, at least 80% of the
     value of its assets in small
     capitalization companies.
    -----------------------------------------------------------------------
     AST T. ROWE PRICE ASSET ALLOCATION     ASSET       T. Rowe Price
     PORTFOLIO: seeks a high level of       ALLOCA     Associates, Inc.
     total return by investing primarily    TION
     in a diversified portfolio of equity
     and fixed income securities. The
     Portfolio normally invests
     approximately 60% of its total
     assets in equity securities and 40%
     in fixed income securities. This mix
     may vary depending on the
     subadvisor's outlook for the
     markets. The subadvisor concentrates
     common stock investments in larger,
     more established companies, but the
     Portfolio may include small and
     medium-sized companies with good
     growth prospects. The fixed income
     portion of the Portfolio will be
     allocated among investment grade
     securities, high yield or "junk"
     bonds, emerging market securities,
     foreign high quality debt securities
     and cash reserves.
    -----------------------------------------------------------------------
     AST T. ROWE PRICE GLOBAL BOND          FIXED       T. Rowe Price
     PORTFOLIO: seeks to provide high       INCOME    International, Inc.
     current income and capital growth by
     investing in high-quality foreign
     and U.S. dollar-denominated bonds.
     The Portfolio will invest at least
     80% of its total assets in fixed
     income securities. The Portfolio
     invests in all types of bonds,
     including those issued or guaranteed
     by U.S. or foreign governments or
     their agencies and by foreign
     authorities, provinces and
     municipalities as well as investment
     grade corporate bonds,
     mortgage-related and asset- backed
     securities, and high-yield bonds of
     U.S. and foreign issuers. The
     Portfolio generally invests in
     countries where the combination of
     fixed-income returns and currency
     exchange rates appears attractive,
     or, if the currency trend is
     unfavorable, where the subadvisor
     believes that the currency risk can
     be minimized through hedging. The
     Portfolio may also invest in
     convertible securities, commercial
     paper and bank debt and loan
     participations. The Portfolio may
     invest up to 20% of its assets in
     the aggregate in below
     investment-grade, high-risk bonds
     ("junk bonds") and emerging market
     bonds. In addition, the Portfolio
     may invest up to 30% of its assets
     in mortgage-related (including
     mortgage dollar rolls and
     derivatives, such as collateralized
     mortgage obligations and stripped
     mortgage securities) and
     asset-backed securities. The
     Portfolio may invest in futures,
     swaps and other derivatives in
     keeping with its objective.
    -----------------------------------------------------------------------

       INVESTMENT OBJECTIVES/POLICIES        STYLE/          PORTFOLIO
                                              TYPE           ADVISOR/
                                                            SUB-ADVISOR
   --------------------------------------------------------------------------
    AST T. ROWE PRICE LARGE-CAP GROWTH       LARGE         T. Rowe Price
    PORTFOLIO: seeks long-term growth of      CAP        Associates, Inc.
    capital by investing predominantly       GROWTH
    in the equity securities of a
    limited number of large, carefully
    selected, high-quality U.S.
    companies that are judged likely to
    achieve superior earnings growth.
    The Portfolio takes a growth
    approach to investment selection and
    normally invests at least 80% of its
    net assets in the common stocks of
    large companies. Large companies are
    defined as those whose market cap is
    larger than the median market cap of
    companies in the Russell 1000 Growth
    Index as of the time of purchase.
   --------------------------------------------------------------------------
    AST T. ROWE PRICE NATURAL RESOURCES     SPECIALTY      T. Rowe Price
    PORTFOLIO: seeks long-term capital                   Associates, Inc.
    growth primarily through investing
    in the common stocks of companies
    that own or develop natural
    resources (such as energy products,
    precious metals and forest products)
    and other basic commodities. The
    Portfolio invests, under normal
    circumstances, at least 80% of the
    value of its assets in natural
    resource companies. The Portfolio
    may also invest in non-resource
    companies with the potential for
    growth. The Portfolio looks for
    companies that have the ability to
    expand production, to maintain
    superior exploration programs and
    production facilities, and the
    potential to accumulate new
    resources. Although at least 50% of
    Portfolio assets will be invested in
    U.S. securities, up to 50% of total
    assets also may be invested in
    foreign securities.
   --------------------------------------------------------------------------
    AST VALUE PORTFOLIO (formerly AST        LARGE           Deutsche
    DeAM Large-Cap Value Portfolio):          CAP           Investment
    seeks maximum growth of capital by       VALUE          Management
    investing primarily in the value                      Americas, Inc.
    stocks of larger companies. The
    Portfolio pursues its objective,
    under normal market conditions, by
    primarily investing at least 80% of
    the value of its assets in the
    equity securities of large-sized
    companies included in the Russell
    1000(R) Value Index. The subadvisor
    employs an investment strategy
    designed to maintain a portfolio of
    equity securities which approximates
    the market risk of those stocks
    included in the Russell 1000(R)
    Value Index, but which attempts to
    outperform the Russell 1000(R) Value
    Index through active stock selection.
   --------------------------------------------------------------------------
    AST WESTERN ASSET CORE PLUS BOND         FIXED         Western Asset
    PORTFOLIO: seeks to maximize total       INCOME         Management
    return, consistent with prudent                           Company
    investment management and liquidity
    needs. The Portfolio's current
    target average duration is generally
    2.5 to 7 years. The Portfolio
    pursues this objective by investing
    in all major fixed income sectors
    with a bias towards non- Treasuries.
   --------------------------------------------------------------------------
        FRANKLIN TEMPLETON VARIABLE
          INSURANCE PRODUCTS TRUST
   --------------------------------------------------------------------------
    FRANKLIN TEMPLETON VIP FOUNDING         MODERATE     Franklin Templeton
    FUNDS ALLOCATION FUND: Seeks capital     ALLOCA        Services, LLC
    appreciation, with income as a            TION
    secondary goal. The Fund normally
    invests equal portions in Class 1
    shares of Franklin Income Securities
    Fund; Mutual Shares Securities Fund;
    and Templeton Growth Securities Fund.
   --------------------------------------------------------------------------


 LIMITATIONS WITH OPTIONAL BENEFITS
 As a condition to your participating in certain optional benefits, we limit the Investment Options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable Investment Options are more limited, but you are not subject to mandatory quarterly re-balancing. We call the second group (Group II) our "Custom Portfolios Program." The Custom Portfolios Program offers a larger menu of portfolios, but you are subject to certain other restrictions. Specifically:
   . you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio and the AST Western Asset Core Plus Bond Portfolio); and
   .   you may allocate up to 80% in the portfolios listed in the table below;
       and

   . on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Sub-accounts used with this Program, so that the percentages devoted to each portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the pre-determined mathematical formula inherent in the benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program, we will re-balance your Sub-accounts so that the percentages devoted to each portfolio remain the same as those in effect when you began the Custom Portfolios Program; and

   . between quarter-ends, you may re-allocate your Account Value among the Investment Options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.

 While those who do not participate in any optional benefit generally may invest in any of the Investment Options described in the prospectus, only those who participate in the optional benefits listed in Group II below may participate in the Custom Portfolios

 Program. If you participate in the Custom Portfolios Program, you may not participate in other Automatic Rebalancing Programs. WE MAY MODIFY OR TERMINATE THE CUSTOM PORTFOLIOS PROGRAM AT ANY TIME. ANY SUCH MODIFICATION OR TERMINATION WILL (I) BE IMPLEMENTED ONLY AFTER WE HAVE NOTIFIED YOU IN ADVANCE, (II) NOT AFFECT THE GUARANTEES YOU HAD ACCRUED UNDER THE OPTIONAL BENEFIT OR YOUR ABILITY TO CONTINUE TO PARTICIPATE IN THOSE OPTIONAL BENEFITS, AND (III) NOT REQUIRE YOU TO TRANSFER ACCOUNT VALUE OUT OF ANY PORTFOLIO IN WHICH YOU PARTICIPATED IMMEDIATELY PRIOR TO THE MODIFICATION OR TERMINATION. If you are not participating in the Custom Portfolios Program at the time of any modification or termination, or if you voluntarily transfer your Account Value out of the Custom Portfolios Program after any modification or termination, we may restrict your further eligibility to participate in the Custom Portfolios Program.

 In the following tables, we set forth the optional benefits that you may have if you also participate in the Group I or Group II programs.

 Group I: Allowable Benefit Allocations


 Highest Daily Lifetime 6 Plus                   AST Academic Strategies Asset Allocation
 Highest Daily Lifetime 6 Plus with LIA          AST Advanced Strategies
 Spousal Highest Daily Lifetime 6 Plus           AST Balanced Asset Allocation
 GRO Plus II                                     AST Capital Growth Asset Allocation
 Highest Daily GRO II                            AST CLS Growth Asset Allocation
 Highest Anniversary Value Death Benefit         AST CLS Moderate Asset Allocation
 Combination 5% Roll-Up and HAV Death Benefit    AST FI Pyramis(R) Asset Allocation
                                                 AST First Trust Balanced Target
                                                 AST First Trust Capital Appreciation Target
                                                 AST Horizon Growth Asset Allocation
                                                 AST Horizon Moderate Asset Allocation
                                                 AST J.P. Morgan Strategic Opportunities
                                                 AST Preservation Asset Allocation
                                                 AST Schroders Multi-Asset World Strategies
                                                 AST T. Rowe Price Asset Allocation
                                                 Franklin Templeton VIP Founding Funds Allocation
                                                 Fund


 Group II: Custom Portfolios Program


 Highest Daily Lifetime 6 Plus                   AST Academic Strategies Asset Allocation
 Highest Daily Lifetime 6 Plus with LIA          AST Advanced Strategies
 Spousal Highest Daily Lifetime 6 Plus           AST AllianceBernstein Core Value
 GRO Plus II                                     AST AllianceBernstein Growth & Income
 Highest Daily GRO II                            AST American Century Income & Growth
 Highest Anniversary Value Death Benefit         AST Balanced Asset Allocation
 Combination 5% Roll-Up and HAV Death Benefit    AST CLS Growth Asset Allocation
                                                 AST CLS Moderate Asset Allocation
                                                 AST Capital Growth Asset Allocation
                                                 AST Cohen & Steers Realty
                                                 AST Federated Aggressive Growth
                                                 AST FI Pyramis(R) Asset Allocation
                                                 AST First Trust Balanced Target
                                                 AST First Trust Capital Appreciation Target
                                                 AST Global Real Estate
                                                 AST Goldman Sachs Concentrated Growth
                                                 AST Goldman Sachs Mid-Cap Growth
                                                 AST Goldman Sachs Small-Cap Value
                                                 AST High Yield
                                                 AST Horizon Growth Asset Allocation
                                                 AST Horizon Moderate Asset Allocation
                                                 AST International Growth
                                                 AST International Value
                                                 AST Jennison Large-Cap Growth
                                                 AST Jennison Large-Cap Value
                                                 AST JP Morgan International Equity
                                                 AST J.P. Morgan Strategic Opportunities
                                                 AST Large-Cap Value
                                                 AST Lord Abbett Bond-Debenture
                                                 AST Marsico Capital Growth
                                                 AST MFS Global Equity

              AST MFS Growth
              AST Mid-Cap Value
              AST Money Market
              AST Neuberger Berman Mid-Cap Growth
              AST Neuberger Berman/LSV Mid-Cap Value
              AST Neuberger Berman Small-Cap Growth
              AST Parametric Emerging Markets Equity
              AST PIMCO Limited Maturity Bond
              AST PIMCO Total Return Bond
              AST Preservation Asset Allocation
              AST QMA US Equity Alpha
              AST Schroders Multi-Asset World Strategies
              AST Small-Cap Growth
              AST Small-Cap Value
              AST T. Rowe Price Asset Allocation
              AST T. Rowe Price Global Bond
              AST T. Rowe Price Large-Cap Growth
              AST T. Rowe Price Natural Resources
              AST Value
              AST Western Asset Core Plus Bond
              Franklin Templeton VIP Founding Funds Allocation Fund

 MARKET VALUE ADJUSTMENT OPTIONS
 When you allocate your Account Value to an MVA Option, you earn a fixed rate of interest over a set period of time called a Guarantee Period. There are two types of MVA Options available under each Annuity - the Long-Term MVA Options and the DCA MVA Options. We discuss each MVA Option below. In brief, under the Long-Term MVA Options, you earn interest over a multi-year time period that you have selected. Currently, the Guarantee Periods we offer are 3 years, 5 years, 7 years, and 10 years. We reserve the right to eliminate any or all of these Guarantee Periods or offer Guarantee Periods of different durations. Under the DCA MVA Options, you earn interest over a 6 month or 12 month period while your Account Value in that option is systematically transferred monthly to the Sub-accounts you have designated.

 For the Long-Term MVA Option, a Guarantee Period for an MVA Option begins:
   .   when all or part of a Purchase Payment is allocated to that MVA Option;
   . upon transfer of any of your Account Value to a Long-Term MVA Option for that particular Guarantee Period; or
   .   when you "renew" an MVA Option into a new Guarantee Period.

 RATES FOR MVA OPTIONS
 We do not have a single method for determining the fixed interest rates for the MVA Options. In general, the interest rates we offer for MVA Options will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the MVA Option, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the MVA Options, general economic trends and competition. We also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to MVA Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

 The interest rate credited to an MVA Option is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your MVA Option, we will advise you of the interest rate in effect and the date your MVA Option matures. We may change the rates we credit to new MVA Options at any time. To inquire as to the current rates for the MVA Options, please call 1-888-PRU-2888. MVA Options may not be available in all States and are subject to a minimum rate.

 To the extent permitted by law, we may establish different interest rates for MVA Options offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use DCA MVA Options.

 For any MVA Option, you will not be permitted to allocate or renew to the MVA Option if the Guarantee Period associated with that MVA Option would end after your Annuity Date. Thus, for example, we would not allow you to start a new Guarantee Period of 5 years if the Owner/Annuitant were aged 94, because the 5 year period would end after the Latest Annuity Date.

 MARKET VALUE ADJUSTMENT
 With certain exceptions, if you transfer or withdraw Account Value from an MVA Option prior to the end of the applicable Guarantee Period, you will be subject to a Market Value Adjustment or "MVA". We assess an MVA (whether positive or negative) upon:
   . any surrender, partial withdrawal (including a systematic withdrawal, Medically Related Surrender, or a withdrawal program under Sections 72(t) or 72(q) of the Code), or transfer out of an MVA Option made outside the 30 days immediately preceding the maturity of the Guarantee Period; and
   . your exercise of the Free Look right under your Annuity, unless prohibited by law.

 We will NOT assess an MVA (whether positive or negative) in connection with any of the following:
   . withdrawals made to meet Required Minimum Distribution requirements under the Code in relation to your Annuity or a required distribution if your Annuity is held as a Beneficiary Annuity, but only if the Required Minimum Distribution or required distribution from Beneficiary Annuity is an amount that we calculate and is distributed through a program that we offer;
   . transfers or withdrawals from an MVA Option during the 30 days immediately prior to the end of the applicable Guarantee Period, including the Maturity Date of the MVA option;
   .   transfers made in accordance with our 6 or 12 Month DCA Program;
   .   when a Death Benefit is determined;
   .   deduction of a Annual Maintenance Fee for the Annuity;
   .   Annuitization under the Annuity; and
   . transfers made pursuant to a mathematical formula used with an optional benefit (e.g., Highest Daily Lifetime 6 Plus).

 The amount of the MVA is determined according to the formulas set forth in Appendix F. We use one formula for the Long-Term MVA Option and another formula for the DCA MVA Option. In general, the amount of the MVA is dependent on the difference between interest rates at the time your MVA Option was established and current interest rates for the remaining Guarantee Period of your MVA Option. For the Long-Term MVA Option, as detailed in the formula, we essentially (i) divide the current interest rate you are receiving under the Guarantee Period by the interest rate (plus a "liquidity factor") we are crediting for a Guarantee Period equal in duration to the time remaining under the Guarantee Period and (ii) raise that quotient by a mathematical power that represents the time remaining until the maturity of the Guarantee Period. That result produces the MVA factor. If we have no interest rate for a Guarantee Period equal in duration to the time remaining under the Guarantee Period, we may use certain US Treasury interest rates to calculate a proxy for that interest rate. All else being equal, the longer the time remaining until the maturity of the MVA Option from which you are making the withdrawal, the larger the mathematical power that is applied to the quotient in (i) above, and thus the larger the MVA itself. The formula for the DCA MVA Options works in a similar fashion, except that both interest rates used in the MVA formula are derived directly from the Federal Reserve's "Constant Maturity Treasury
 (CMT) rate." Under either formula, the MVA may be positive or negative, and a negative MVA could result in a loss of interest previously earned as well as some portion of your Purchase Payments.

 LONG-TERM MVA OPTIONS
 We offer Long-Term MVA Options, offering a range of durations. When you select this option, your payment will earn interest at the established rate for the applicable Guarantee Period. A new Long-Term MVA Option is established every time you allocate or transfer money into a Long-Term MVA Option. You may have money allocated in more than one Guarantee Period at the same time. This could result in your money earning interest at different rates and each Guarantee Period maturing at a different time. While the interest rates we credit to the MVA Options may change from time to time, the minimum interest rate is what is set forth in your Annuity.

 We retain the right to limit the amount of Account Value that may be transferred into a new or out of an existing a Long-Term MVA Option and/or to require advance notice for transfers exceeding a specified amount. In addition, we reserve the right to limit or restrict the availability of certain Guarantee Periods from time to time.

 DCA MVA OPTIONS
 In addition to the Long-Term MVA Options, we offer DCA MVA Options that are used with our 6 or 12 Month DCA Program. Amounts allocated to the DCA MVA Options earn the declared rate of interest while the amount is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Subaccounts, you do not earn interest on the full amount you allocated initially to the DCA MVA Options. A dollar cost averaging program does not assure a profit, or protect against a loss. For a complete description of our 6 or 12 month DCA Program, see the applicable section of this prospectus within the section entitled "Managing Your Account Value."

 GUARANTEE PERIOD TERMINATION
 An MVA Option ends on the earliest of (a) the "Maturity Date" of the Guarantee Period (b) the date the entire amount in the MVA Option is withdrawn or transferred (c) the Annuity Date (d) the date the Annuity is surrendered and
 (e) the date as of which a Death Benefit is determined, unless the Annuity is continued by a spousal Beneficiary.

 We will notify you before the end of the Guarantee Period. You may elect to have the value of the Long-Term MVA Option on its Maturity Date transferred to any Investment Option, including any Long-Term MVA Option, we then make available. If we do not receive instructions from you in Good Order at our Service Office before the Maturity Date of the Long-Term MVA Option, regarding how the Account Value in your maturing Long-Term MVA Option is to be allocated, we will allocate the Account Value in the maturing Long-Term MVA Option to the AST Money Market Sub-account, unless the Maturity Date is the Annuity Date. We will not assess an MVA if you choose to renew an MVA Option on its Maturity Date or transfer the Account Value to another Investment Option on the Maturity Date (or at any time during the 30 days immediately preceding the Maturity Date).

                         FEES, CHARGES AND DEDUCTIONS

 In this section, we provide detail about the charges you incur if you own the Annuity.

 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.

 With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit value of your investment in each Sub-account, and in that way reduce your Account Value.

 CONTINGENT DEFERRED SALES CHARGE ("CDSC"): The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, other promotional expenses and, in the case of the X Series, the cost of providing a Purchase Credit. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal (except that there is no CDSC on the C Series Annuity). The CDSC is calculated as a percentage of your Purchase Payment (not including any Purchase Credit applied on the X Series) being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the X Series, the B Series, and the L Series are shown under "Summary of Contract Fees and Charges."


 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see "Free Withdrawal Amounts" later in this prospectus). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity. If you request a withdrawal for an exact dollar amount, that amount can be the amount distributed to you (called a "net withdrawal") or can be the amount deducted from your account value (called a "gross" withdrawal). If you request a gross withdrawal, you may receive less than the specified dollar amount, as any applicable CDSC, MVA and tax withholding would be deducted from the amount you requested. If you request a net withdrawal, a larger amount may be deducted from your account value in order for you to receive the specified dollar amount after any applicable CDSC, MVA and tax withholding is assessed, which will be based on the total amount deducted from your Account Value. See "Free Withdrawal Amounts" below for further detail on net and gross withdrawals, as well as how this might affect an optional living benefit you may have.


 Upon surrender, we calculate a CDSC based on any Purchase Payments that have not been withdrawn. The Purchase Payments being withdrawn may be greater than your remaining Account Value. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. Thus, for example, the CDSC could be greater than if it were calculated as percentage of remaining Account Value.

 We may waive any applicable CDSC under certain circumstances described herein.


 TRANSFER FEE: Currently, you may make twenty free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or Custom Portfolio Program when we count the twenty free transfers. All transfers made on the same day will be treated as one transfer. Renewals or transfers of Account Value from an MVA Option within the 30 days immediately preceding the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Transfers made through any electronic method or program we specify are not counted toward the twenty free transfers. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.


 ANNUAL MAINTENANCE FEE: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Unadjusted Account Value, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of most recently assessed Annual Maintenance Fee. The fee is taken out first from the

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 Sub-accounts pro rata, and then from the MVA Options (if the amount in the
 Sub-accounts is insufficient to pay the fee). The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Unadjusted Account Value and is only assessed if the Unadjusted Account Value is less than $25,000 at the time the fee is assessed. The amount of the Annual Maintenance Fee may differ in certain states.

 TAX CHARGE: Some states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We reserve the right to deduct the tax either when Purchase Payments are received, upon surrender or upon Annuitization. If deducted upon Annuitization, we would deduct the tax from your Unadjusted Account Value. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%. We may assess a charge against the Sub-accounts and the MVA Options equal to any taxes which may be imposed upon the Separate Accounts.


 We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future.

 In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity.


 INSURANCE CHARGE: We deduct an Insurance Charge daily based on the annualized rate shown in the "Summary of Contract Fees and Charges." The charge is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your Beneficiaries even if your Account Value declines, and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. Each Annuity has a different Insurance Charge during the first 9 Annuity Years. However, for the L Series, X Series, and C Series, on the Valuation Day immediately following the 9th Annuity Anniversary, the Insurance Charge drops to 1.30% annually (the B Series Insurance Charge is a constant 1.30%).

 OPTIONAL BENEFITS FOR WHICH WE ASSESS A CHARGE: If you elect to purchase optional benefits, we will deduct an additional charge. For some optional benefits, the charge is assessed against your Account Value allocated to the Sub-accounts. These charges are included in the daily calculation of the Unit price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against the greater of the Unadjusted Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts quarterly. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1.00%.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are reflected daily by each portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the portfolios.

 MVA OPTION CHARGES
 No specific fees or expenses are deducted when determining the rates we credit to an MVA Option. However, for some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to an MVA Option.

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

 ANNUITY PAYMENT OPTION CHARGES
 If you select a fixed payment option, the amount of each fixed payment will depend on the Unadjusted Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

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

                            PURCHASING YOUR ANNUITY

 REQUIREMENTS FOR PURCHASING THE ANNUITY
 INITIAL PURCHASE PAYMENT: Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series, L Series, and C Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equal $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. WE MAY APPLY CERTAIN LIMITATIONS, RESTRICTIONS, AND/OR UNDERWRITING STANDARDS AS A CONDITION OF OUR ISSUANCE OF AN ANNUITY AND/OR ACCEPTANCE OF PURCHASE PAYMENTS. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.


 SPECULATIVE INVESTING: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.


 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. Investment restrictions will apply if you elect optional benefits.

 AGE RESTRICTIONS: Unless we agree otherwise and subject to our rules, each of the Owner(s) and Annuitant(s) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for the X Series and age 85 for the B Series, L Series, and C Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If you purchase a Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. The availability and level of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity owned) on the Issue Date of the Annuity or the date of the Owner's death. In addition, the broker-dealer firm through which you are purchasing an Annuity may impose a younger maximum issue age than what is described above - check with the broker-dealer firm for details.


 ADDITIONAL PURCHASE PAYMENTS: If allowed by applicable state law, you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for EFT purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner's
 86/th/ birthday or (ii) for entity-owned Annuities, the Annuitant's 86/th/ birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero. WE MAY LIMIT OR REJECT ANY PURCHASE PAYMENT, BUT WOULD DO SO ONLY ON A NON-DISCRIMINATORY BASIS. Depending on the tax status of your Annuity (e.g, if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see the Tax Considerations section for additional information on these contribution limits.

 Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not electively allocate Account Value.


 PURCHASE CREDITS UNDER THE X SERIES
 As detailed below, we apply a "Purchase Credit" to your Annuity's Account Value with respect to certain Purchase Payments you make under the X Series Annuity. The Purchase Credit is equal to a percentage of each Purchase Payment. To determine the amount of the Purchase Credit, we multiply the amount of the Purchase Payment by the applicable Purchase Credit percentage.

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

 With respect to Purchase Payments (of any amount) received during Annuity Years 1 through 4, the credit percentage will equal 6%, so long as the oldest Owner (or Annuitant, if entity owned) of the Annuity is younger than 82 at the time the Purchase Payment is made. If the oldest Owner (or Annuitant, if entity owned) is aged 82-85 at the time the Purchase Payment (of any amount) is made, the credit percentage will equal 3% during Annuity Years 1-4. With respect to Purchase Payments received on the fourth anniversary of the Issue Date and thereafter, regardless of the Owner or Annuitant's age, the credit percentage will be 0%.


 Credits applied to Purchase Payments for a designated class of Annuity Owners. Beginning on or after July, 2010, we may, at our discretion, offer a special class of the Annuity to the following current class of purchasers: (a) current or retired officers, directors, trustees, and employees (and their immediate families, where "immediate family" includes the spouse, sons, daughters, mother and father of an Owner in the designated class) of Prudential Financial, Inc. and its affiliates and subsidiaries and (b) employees and registered representatives (and their immediate families, as defined above) of any broker-dealer firm that has an active selling agreement with Prudential Annuities Distributors, Inc. Under those Annuities, with respect to Purchase Payments (of any amount) received less than 4 years after the Issue Date, the Purchase Credit percentage will equal 9%, so long as the oldest Owner (or Annuitant, if entity-owned) is younger than 82 at the time the Purchase Payment is received. If the oldest Owner (or Annuitant, if entity-owned) is aged 82-85 at the time the Purchase Payment (of any amount) is received less than 4 years after the Issue Date, the Purchase Credit percentage will equal 4.5%. With respect to Purchase Payments received four or more years after the Issue Date, regardless of the Owner's/Annuitant's age, the Purchase Credit percentage will be 0%. With regard to the 9% Purchase Credit, if recapture of the Purchase Credit is triggered, we will recapture only an amount equal to 6.5% of the Purchase Payment to which the 9% Purchase Credit related. We reserve the right to revise, modify or discontinue the class of purchasers.


 Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the Investment Options in the same ratio as the applicable Purchase Payment is applied.

 We do not consider the Purchase Credit as an "investment in the contract" for income tax purposes.

 EXAMPLE OF APPLYING THE PURCHASE CREDIT

 INITIAL PURCHASE PAYMENT

 Assume you are 65 years old, you make an initial Purchase Payment of $450,000 and are not an employee or registered representative (as discussed above). We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 X .06) to your Account Value in the proportion that your Purchase Payment is allocated.


 RECAPTURE OF PURCHASE CREDITS. The amount of any Purchase Credit applied to your X Series Account Value can be recaptured by Pruco Life under certain circumstances:
   . any Purchase Credit applied to your Account Value on Purchase Payments made within the period beginning 12 months prior to the Owner's date of death and ending on the date of Due Proof of Death will be recaptured. We do not currently recapture any Purchase Credits at the time of spousal assumption of the Annuity.
   . the amount available under the medically-related surrender portion of the Annuity will not include the amount of any Purchase Credit associated with any Purchase Payments made within 12 months of the date the medically-related surrender is received in Good Order at our Service Office; and
   . if you Free Look your Annuity, the amount returned to you will not include the amount of any Purchase Credit.


 Except as disclosed above regarding the 9% Purchase Credit, the amount we recapture will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be recaptured. But if there was a loss on the Purchase Credit, the amount we recapture will still equal the amount of the Purchase Credit. We have applied for an order of exemption from the SEC that, if granted, will allow us to recapture Purchase Credits under the circumstances indicated above. Upon receiving that order, we will recapture Purchase Credits as indicated above. Until we receive that order, we will recapture Purchase Credits only if the Annuity is returned during the free look period (although we will reduce the amount we recapture in that scenario by any charges and negative investment performance applicable to the Purchase Credit(s)).


 DESIGNATION OF OWNER, ANNUITANT, AND BENEFICIARY
 OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with an instruction that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of

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

      the term "Owner." Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).
   . Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more "Contingent Annuitants" with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary's relationship to you. If you use a class designation in lieu of designating individuals (e.g. "surviving children"), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

 "BENEFICIARY" ANNUITY
 You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's account into one of the Annuities described in this prospectus and receive distributions that are required by the tax laws. This transfer option is not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. We do not assess a CDSC (if applicable) on distributions from your Annuity if you are required by law to take such distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate and is paid out through a program of systematic withdrawals that we make available.

 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this prospectus.

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to Beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Considerations section of this prospectus.

 You may take withdrawals in excess of your required distributions, however such withdrawals may be subject to the Contingent Deferred Sales Charge. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Annuity provides a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:
..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.
..   You may not elect any optional living or death benefits.
..   You may not annuitize the Annuity; no annuity options are available.
..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), or
    Systematic Withdrawals.
..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.

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

..   If the Annuity is funded by means of transfer from another Beneficiary
    Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and
    (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30/th/ of the year following the year of death of the IRA or Roth IRA
    Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

 RIGHT TO CANCEL
 You may cancel (or "Free Look") your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid. Unless required by applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments. With respect to the X Series, if you return your Annuity, we will not return any Purchase Credits we applied to your Annuity based on your Purchase Payments. If you had Account Value allocated to any MVA Option upon your exercise of the Free Look, we will calculate any applicable MVA with a zero "liquidity factor". See the section of this prospectus entitled "Market Value Adjustment Options."

 SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT
 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. Investment restrictions will apply if you elect optional benefits. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 SALARY REDUCTION PROGRAMS
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are not directed to the MVA Options.

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                             MANAGING YOUR ANNUITY

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
 You may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will be effective upon receipt at our Service Office. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office. Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death:
..   a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;
..   a new Annuitant prior to the Annuity Date if the Owner is an entity;
..   a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;
..   a designation change if the change request is received at our Service
    Office after the Annuity Date; and
..   A change of Beneficiary designation if the change request is received at our Service Office after the Annuity Date.


 In general, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. HOWEVER, WE RESERVE THE RIGHT TO REJECT ANY PROPOSED CHANGE OF OWNER, ANNUITANT, OR BENEFICIARY, AS WELL AS ANY PROPOSED ASSIGNMENT OF THE ANNUITY. WE WILL IMPLEMENT THIS RIGHT
 ON A NON-DISCRIMINATORY BASIS, BUT ARE NOT OBLIGATED TO PROCESS YOUR REQUEST WITHIN ANY PARTICULAR TIME FRAME. There are restrictions on designation changes when you have elected certain optional benefits. We assume no responsibility for the validity or tax consequences of any change of ownership.


 DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Minimum Death Benefits and Optional Death Benefit Riders section of this prospectus for additional details.

 SPOUSAL DESIGNATIONS
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner unless you elect an alternative Beneficiary designation.


 Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the annuity.


 CONTINGENT ANNUITANT
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account").

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to continue the Annuity, the Death Benefit payable will equal the Death Benefit described in spousal continuation section of the Minimum Death Benefits and Optional Death Benefit Riders section of this prospectus.

 See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

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                          MANAGING YOUR ACCOUNT VALUE

 There are several programs we administer to help you manage your Account Value, as described in this section.

 DOLLAR COST AVERAGING PROGRAMS
 We offer Dollar Cost Averaging Programs during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts (if you make no selection, we will effect transfers on a monthly basis). In addition, you may elect the 6 or 12 Month DCA Program described below.

 There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.

 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM") The 6 or 12 Month DCA Program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. The 6 or 12 Month DCA Program may not be available in all states or with certain benefits or programs.

 CRITERIA FOR PARTICIPATING IN THE PROGRAM
..   You may only allocate Purchase Payments to the DCA MVA Options. You may not
    transfer Account Value into this program. To institute a program, you must allocate at least $2,000 to the DCA MVA Options.
..   As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether you want 6 or 12 monthly transfers under the program.
    We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA MVA Options by the number of months. For example, if you allocated $6,000, and selected a 6 month DCA Program, we would transfer $1,000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA MVA Options is reduced. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA MVA Option (including any interest) by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA MVA Option on the next scheduled transfer and terminate the program.
..   We impose no fee for your participation in the 6 or 12 Month DCA Program.
..   You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA MVA Options according to your instructions, subject to any applicable MVA. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA MVA Options on a pro rata basis to the Sub-accounts in which you are invested currently, excluding any Sub-accounts to which you are not permitted to electively allocate or transfer Account Value. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account.
..   We credit interest to amounts held within the DCA MVA Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA MVA Option has been transferred out; (b) the date the entire amount in the DCA MVA Option is withdrawn; (c) the date as of which any Death Benefit payable is determined, unless the Annuity is continued by a spouse Beneficiary (in which case we continue to credit interest under the program); or (d) the Annuity Date.
..   The interest rate earned in a DCA MVA Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new Purchase Payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the dollar amount of interest you receive will decrease as amounts are systematically transferred from the DCA MVA Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

 DETAILS REGARDING PROGRAM TRANSFERS
..   Transfers made under this program are not subject to any MVA.
..   Any withdrawals, transfers, or fees deducted from the DCA MVA Options will reduce the amount in the DCA MVA Options. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA MVA Options associated with that program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program.
..   6 or 12 Month DCA transfers will begin on the date the DCA MVA Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred.
..   We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
..   The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the program.

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..   If you are not participating in an optional benefit, we will make transfers under the 6 or 12 month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any optional benefit, we will allocate amounts transferred out of the DCA MVA Options in the following manner: (a) if you are participating in the Custom Portfolios Program, we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the 6 or 12 Month DCA Program, provided those instructions comply with the allocation requirements for the optional benefit and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Portfolio Sub-account used with the optional benefit (although the DCA MVA Option is treated as a "Permitted
    Sub-account" for purposes of transfers made by any predetermined mathematical formula associated with the optional benefit).

..   If you are participating in an optional benefit and also are participating in the 6 or 12 Month DCA Program, and the pre-determined mathematical formula under the benefit dictates a transfer from the Permitted Sub-accounts to the applicable AST Investment Grade Bond Portfolio Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be transferred from the DCA MVA Options associated with the 6 or 12 Month DCA Program. Amounts transferred from the DCA MVA Options under the formula will be taken on a last-in, first-out basis, without the imposition of a market value adjustment.

..   If you are participating in one of our automated withdrawal programs (e.g.,
    Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA MVA Options. If you have elected any optional living benefit, any withdrawals will be taken on a pro rata basis from your Sub-accounts and the DCA MVA Options. Such withdrawals will be assessed any applicable MVA.

 AUTOMATIC REBALANCING PROGRAMS
 During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.


 If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have opted for automatic rebalancing, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and
 (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.


 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
 Unless you direct otherwise, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL SUCH TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such Financial Professional. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions.

 PLEASE NOTE: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled "RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS." We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this prospectus.

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

 RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
 During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.

 Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the 6 or 12 Month DCA Program, another dollar cost averaging program, or pursuant to a mathematical formula required as part of an optional benefit (e.g., Highest Daily Lifetime 6 Plus). The transfer restrictions discussed in this section apply only to the former type of transfer (i.e., a transfer that you initiate).

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio and an MVA Option, or any transfer that involves one of our systematic programs, such as automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage a portfolio's investments. Frequent transfers may cause the portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the portfolios; or (b) we are informed by a portfolio (e.g., by the portfolio's portfolio manager) that the purchase or redemption of shares in the portfolio must be restricted because the portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto-rebalancing or under a pre-determined mathematical formula used with an optional living benefit;
    (ii) do not count any transfer that solely involves the AST Money Market Portfolio and an MVA Option; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect transfers on a delayed basis for all
    Annuities. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.


 There are contract Owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract Owners who are subject to such limitations. Finally, there are contract Owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract Owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract Owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all


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

 contract Owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any Owner.

 ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY. The portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter or its transfer agent that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner's TIN number), and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract Owners who violate the excessive trading policies established by the portfolio. In addition, you should be aware that some portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

 A portfolio also may assess a short-term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no portfolio has adopted a short-term trading fee.

                            ACCESS TO ACCOUNT VALUE

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
 During the Accumulation Period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits and may impose an MVA. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently as permitted, withdrawals are taken pro rata (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.

 If you participate in any Lifetime Guaranteed Minimum Withdrawal Benefit, and you take an excess withdrawal that brings your Unadjusted Account Value to zero, both the benefit and the Annuity itself will terminate.

 TAX IMPLICATIONS FOR DISTRIBUTIONS

 PRIOR TO ANNUITIZATION

 For a non-qualified Annuity, a distribution prior to Annuitization is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.


 DURING THE ANNUITIZATION PERIOD

 For a non-qualified Annuity, during the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 For more information about non-qualified Annuities and for information about qualified Annuities, see "Tax Considerations".


 FREE WITHDRAWAL AMOUNTS

 You can make a full or partial withdrawal from any of the Annuities during the Accumulation Period, although a CDSC, MVA, and tax consequences may apply. There is no CDSC with respect to the C Series. A CDSC may apply to the X Series, B Series, and L Series, but each Annuity offers a "Free Withdrawal" amount that applies only to partial withdrawals. The Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments (excluding Purchase Credits) that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year. With respect to the C Series, because any withdrawal is free of a CDSC, the concept of "free withdrawal" is not applicable.

   . The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity.
   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount that assumes that any CDSC, MVA, or tax withholding already has been taken out (called a "net withdrawal"). Alternatively, you may request a "gross" withdrawal amount, with the understanding that the amount you actually receive will be less - reflecting any CDSC, negative MVA, or tax withholding. If you request a net withdrawal, any applicable CDSC amount will be based on the total amount deducted from your Account Value. If you do not provide instruction on how you want the withdrawal processed, we will process the withdrawal as a gross withdrawal. We will deduct the partial withdrawal from your Account Value in accordance with your instructions, although if you are participating in an optional living benefit, your withdrawal must be taken pro rata from each of your Investment Options. For purposes of calculating the applicable portion to deduct from the MVA Options, the Account Value in all your MVA Options is deemed to be in one Investment Option. If you provide no instructions, then (a) we will take the withdrawal from your Sub-accounts and MVA Options in the same proportion that each such Investment Option represents to your total Account Value; (b) with respect to MVA Options with different amounts of time remaining until maturity, we take the withdrawal from the MVA Option with the shortest remaining duration, followed by the MVA Option with the next-shortest remaining duration (if needed to satisfy the withdrawal request) and so forth; (c) with respect to multiple MVA Options that have the same duration remaining until maturity, we take the withdrawal first from the MVA Option with the shortest overall Guarantee Period and (d) with respect to multiple MVA Options that have both the same Guarantee Period length and duration remaining until the end of the Guarantee Period, we take the withdrawal pro rata from each such MVA Option.

 PLEASE BE AWARE THAT ALTHOUGH A GIVEN WITHDRAWAL MAY QUALIFY AS A FREE WITHDRAWAL FOR PURPOSES OF NOT INCURRING A CDSC, THE AMOUNT OF THE WITHDRAWAL COULD EXCEED THE ANNUAL INCOME AMOUNT UNDER ONE OF THE HIGHEST DAILY LIFETIME 6 PLUS BENEFITS (OR THE LIA AMOUNT, UNDER HIGHEST DAILY LIFETIME 6 PLUS WITH
 LIA). IN THAT SCENARIO, THE WITHDRAWAL WOULD BE DEEMED "EXCESS INCOME" - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT (OR LIA AMOUNT) FOR FUTURE YEARS. FOR EXAMPLE, IF THE ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME 6 PLUS WERE $2000 AND A $2500 WITHDRAWAL THAT QUALIFIED AS A FREE WITHDRAWAL WERE MADE, THE WITHDRAWAL WOULD BE DEEMED EXCESS INCOME, IN THE AMOUNT OF $500.

 SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD
 You can receive Systematic Withdrawals of earnings only, or a flat dollar amount. Systematic Withdrawals may be subject to any applicable CDSC and/or an MVA. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or certain MVA Options. There is no minimum Surrender Value we require to allow you to begin a program of Systematic Withdrawals. The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

 We will withdraw systematic withdrawals from the Investment Options you have designated. Unless you notify us differently as permitted, withdrawals are taken pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Please note that if you are participating in certain optional living benefits (e.g., Highest Daily Lifetime 6 Plus), systematic withdrawals must be taken pro rata.

 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(T)/72(Q) OF THE INTERNAL REVENUE CODE If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For Annuities issued as non-qualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC (except that no CDSC applies to the C Series) and/or an MVA. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 Please note that if a withdrawal under Sections 72(t) or 72(q) was scheduled to be effected between December 25/th/ and December 31/st/ of a given year, then we will implement the withdrawal on December 28 or on the last Valuation Day prior to December 28/th/ of that year.

 REQUIRED MINIMUM DISTRIBUTIONS
 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to

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

 make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) or an MVA on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) or an MVA may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code. Please see "Living Benefits" for further information relating to Required Minimum Distributions if you own a living benefit.

 In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.

 Please note that if a Required Minimum Distribution was scheduled to be effected between December 25/th/ and December 31/st/ of a given year, then we will implement the Required Minimum Distribution on December 28 or on the last Valuation Day prior to December 28/th/ of that year.

 No withdrawal taken as a Required Minimum Distribution for your Annuity under a program that we administer is subject to an MVA.

 See "Tax Considerations" for a further discussion of Required Minimum Distributions.

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                                  SURRENDERS

 SURRENDER VALUE
 During the Accumulation Period you can surrender your Annuity at any time, and will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value (which includes the effect of any MVA) less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

 MEDICALLY-RELATED SURRENDERS

 Where permitted by law, you may request to surrender all or part of your X Series, B Series, or L Series Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. The CDSC and this waiver are not applicable to the C Series.


 If you request a full surrender, the amount payable will be your Account Value minus the amount of any Purchase Credits applied within 12 months prior to your request in Good Order to surrender your Annuity under this provision. With respect to partial surrenders, we similarly reserve the right to recapture Purchase Credits. Any applicable MVA will apply to a medically-related surrender.

 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
   . If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
   . If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . If the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . We must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
   .   no additional Purchase Payments can be made to the Annuity.

 We reserve the right to impose a maximum amount of a medically-related surrender. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of medically-related surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds a maximum amount that we may specify, we reserve the right to treat the amount exceeding that maximum as not an eligible medically-related surrender. A "Contingency Event" occurs if the Owner (or Annuitant if entity-owned) is:
   . first confined in a "Medical Care Facility" after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically Related surrender request at our Service Office; or
   . first diagnosed as having a "Fatal Illness" after the Issue Date and while the Annuity is in force. We may require a second or third opinion (at our expense) by a physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

 "Fatal Illness" means a condition (a) diagnosed by a licensed physician; and
 (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. "Medical Care Facility" means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically-necessary in-patient care, which is
 (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and
 (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. This benefit may not be available in all states.

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

                                ANNUITY OPTIONS

 We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. Please note that Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

 You may choose an Annuity Date, an annuity option, and the frequency of annuity payments. You may change your choices before the Annuity Date. The "Latest Annuity Date" must be no later than the first day of the calendar month next following the 95/th/ birthday of the oldest of any Owner and Annuitant (whichever occurs first). Certain annuity options may not be available depending on the age of the Annuitant. If needed, we will require proof in Good Order of the Annuitant's age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover life income annuity payments that we made after the death of the Annuitant.

 If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Unadjusted Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Unadjusted Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2000 on the Annuity Date.

 Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefit(s) described below.

 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note that you may not annuitize within the first three Annuity Years (except as otherwise specified by applicable law).

 For Beneficiary Annuities, no annuity payments are available and all references to an Annuity Date are not applicable.

 OPTION 1
 ANNUITY PAYMENTS FOR A PERIOD CERTAIN: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Annuitant dies during the income phase, payments will continue to the Beneficiary (or your estate if no Beneficiary is named) for the remainder of the period certain. If the Beneficiary so chooses, we will make a single lump sum payment. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. We will not offer a period certain that exceeds the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables.

 OPTION 2
 LIFE INCOME ANNUITY OPTION WITH A PERIOD CERTAIN: Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Annuitant die before the end of the period certain, the remaining period certain payments are paid to the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, using a period certain of 8 years, unless prohibited by applicable law. If the Annuitant's life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 OTHER ANNUITY OPTIONS
 At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:
   . Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable periodically until the death of the Annuitant. The Annuitant is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the Annuitant. Since no minimum number of payments is guaranteed, this option offers the largest potential number of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

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

   . Joint Life Annuity Option. Under the joint lives option, income is payable periodically during the joint lifetime of two Annuitants, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
   . Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the survivor's death. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain. If the Annuitants' joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables.

 We reserve the right to cease offering those life-only annuity options. If we cease offering any "Other Annuity Option", we will amend this prospectus to reflect the change.

 CHOOSING THE ANNUITY PAYMENT OPTION
 You have a right to choose your annuity start date, provided that it is no later than the Latest Annuity Date indicated above and no earlier than the earliest permissible Annuity Date. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the Latest Annuity Date indicated above. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years).

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

                                LIVING BENEFITS

 Pruco Life offers different optional living benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional living benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional living benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value due to investment performance;
..   guaranteeing a minimum amount of growth to be used as the basis for lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 The "living benefits" are as follows:
..   Highest Daily Lifetime 6 Plus Income Benefit (HD6 Plus)
..   Highest Daily Lifetime 6 Plus Income Benefit with Lifetime Income
    Accelerator (HD6 Plus with LIA)
..   Spousal Highest Daily Lifetime 6 Plus Income Benefit (SHD6 Plus)
..   Guaranteed Return Option Plus II (GRO Plus II)
..   Highest Daily Guaranteed Return Option II (HD GRO II)


 Each living benefit requires your participation in a pre-determined mathematical formula that may transfer your account value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST. HD 6 Plus, HD 6 Plus with LIA and SHD6 Plus use one such formula, and GRO Plus II and HD GRO II use a different formula. Under the pre-determined mathematical formula used with the HD6 Plus benefits, your Account Value may be transferred between certain "permitted Sub-accounts" on the one hand and the AST Investment Grade Bond Sub-account on the other hand. Under the pre-determined mathematical formula used with GRO Plus II and HD GRO II, your Account Value may be transferred between certain "permitted Sub-accounts" on the one hand and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date on the other hand. The two formulas differ because of the nature of the underlying guarantees, and thus could result in different transfers of account value over time. Neither formula is investment advice.


 Here is a general description of each kind of living benefit that exists under this Annuity:
 LIFETIME GUARANTEED MINIMUM WITHDRAWAL BENEFITS. These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence. HD6 Plus is one example of this type of benefit.

 GUARANTEED MINIMUM ACCUMULATION BENEFITS. The common characteristic of these benefits is that your Account Value is guaranteed to be at least a specified amount at some point in the future. Thus, these benefits may be appropriate for an annuity Owner who wants a guaranteed minimum Account Value after a specified number of years. Because the guarantee inherent in the benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. HD GRO II is one example of this type of benefit.

 PLEASE REFER TO THE BENEFIT DESCRIPTION THAT FOLLOWS FOR A COMPLETE DESCRIPTION OF THE TERMS, CONDITIONS AND LIMITATIONS OF EACH OPTIONAL BENEFIT. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims-paying ability.

 TERMINATION OF EXISTING BENEFITS AND ELECTION OF NEW BENEFITS

 If you elect an optional living benefit, you may subsequently terminate the benefit and elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period for such an election (you may elect a new benefit beginning on the next Valuation Day), provided that upon such an election, your Account Value must be allocated to the Investment Options prescribed for the optional benefit. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may not provide the same guarantees and/or may be more expensive than the benefit you are terminating. NOTE THAT ONCE YOU TERMINATE AN EXISTING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR UNADJUSTED ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES EFFECTIVE. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.


 No MVA Options are permitted if you elect any Optional Living Benefit. The DCA MVA Options are not available with GRO Plus II and HD GRO II.

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

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)
 Highest Daily Lifetime/SM/ 6 Plus Income Benefit (HD 6 Plus)/SM/ is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life.

 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that resulted in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR UNADJUSTED ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE A WITHDRAWAL OF EXCESS INCOME THAT BRINGS YOUR UNADJUSTED ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS.

 You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime 6 Plus, subject to the 6 or 12 Month DCA Program's rules.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE

 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.


 The "Periodic Value" initially is equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Unadjusted Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:


 (1)the Periodic Value described above, or

 (2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:
    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;
    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.


 In the rider for this benefit, we use slightly different terms for the calculation described. We use the term "Guaranteed Base Value" to refer to the Unadjusted Account Value on the effective date of the benefit, plus the amount of any "adjusted" Purchase Payments made within one year after the effective date of the benefit. "Adjusted" Purchase Payments means Purchase Payments we receive, increased by any Purchase Credits applied to your Account Value in relation to Purchase Payments, and decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.


 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79, and 6% for ages 80 or older. (Note that for purposes of the age tiers used with this benefit, we deem the Annuitant to have reached age 59 1/2 on the 183/rd/ day after his/her 59/th/ birthday). Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.


 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A WITHDRAWAL THAT IS SUBJECT TO A CDSC AND/OR MVA, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC AND/OR MVA, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2000) BUT THEN HAVE ANY CDSC AND/OR MVA DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE (THUS THE AMOUNT YOU ACTUALLY RECEIVE (E.G., $1800) MAY BE LESS THAN THE AMOUNT YOU DESIGNATED (E.G., $2000)). THE PORTION OF SUCH A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2000), WITH THE UNDERSTANDING THAT ANY CDSC AND/OR MVA (E.G., $240) BE DEDUCTED FROM YOUR REMAINING UNADJUSTED ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2000) AND THE AMOUNT OF ANY CDSC AND/OR MVA (IN THIS EXAMPLE, A TOTAL OF $2240). THE AMOUNT OF THAT SUM (E.G., THE $2000 YOU RECEIVED PLUS THE $240 FOR THE CDSC AND/OR MVA) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.


 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime

 Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1, 2010
   .   The Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS

 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Unadjusted Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Unadjusted Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

Unadjusted Account Value before Lifetime withdrawal                      $118,000.00
Less amount of "non" excess withdrawal                                   $  3,500.00
Unadjusted Account Value immediately before excess withdrawal of $1,500  $114,500.00
Excess withdrawal amount                                                 $   1500.00
Ratio                                                                           1.31%
Annual Income Amount                                                     $  6,000.00
Less ratio of 1.31%                                                      $     78.60
Annual Income Amount for future Annuity Years                            $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (including any associated Purchase Credits).


 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on October 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value, adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for excess withdrawals as the October 28 and October 31 Valuation Days occur after the excess withdrawal on October 27.


                                  HIGHEST DAILY VALUE
                                     (ADJUSTED FOR          ADJUSTED ANNUAL
                   UNADJUSTED   WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*             ACCOUNT VALUE       PAYMENTS)**         HIGHEST DAILY VALUE)
-----             ------------- ----------------------- ------------------------
October 26, 2011   $119,000.00        $119,000.00              $5,950.00
October 27, 2011   $113,000.00        $113,986.95              $5,699.35
October 28, 2011   $113,000.00        $113,986.95              $5,699.35
October 31, 2011   $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Unadjusted Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Unadjusted Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The Unadjusted Annual Income Amount is carried forward to the next Valuation Date of October 28. At this time, we compare this amount to 5% of the Unadjusted Account Value on October 28. Since the October 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of October 31. The Unadjusted Account Value on October 31 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the October 31 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 (adjusted for excess withdrawals), the Annual Income Amount for the next Annuity Year, starting on November 1, 2011 and continuing through October 31, 2012, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount (including any applicable CDSC and any applicable MVA) represents of the then current Unadjusted Account Value immediately prior to the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
 The Issue Date is December 1, 2010
   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2011

   .   The Unadjusted Account Value at benefit election was $105,000

   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit


 On October 3, 2011, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, and the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, and the Unadjusted Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2011 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Unadjusted Account Value just prior to the withdrawal being taken.


 HERE IS THE CALCULATION:


      Withdrawal amount                                          $ 15,000
      Divided by Unadjusted Account Value before withdrawal      $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500


 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a Required Minimum Distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to Required Minimum Distributions unless the Required Minimum Distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, Required Minimum Distributions are considered Lifetime Withdrawals. IF YOU TAKE A WITHDRAWAL IN AN ANNUITY YEAR IN WHICH YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR THAT YEAR IS NOT GREATER THAN THE ANNUAL INCOME AMOUNT, AND THE AMOUNT OF THE WITHDRAWAL EXCEEDS THE REMAINING ANNUAL INCOME AMOUNT FOR THAT YEAR, WE WILL TREAT THE WITHDRAWAL AS A WITHDRAWAL OF EXCESS INCOME. SUCH A WITHDRAWAL OF EXCESS INCOME WILL REDUCE THE ANNUAL INCOME AMOUNT AVAILABLE IN FUTURE YEARS. If the Required Minimum Distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the Required Minimum Distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a Required Minimum Distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire Required Minimum Distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year by the amount of the distribution. If the Required Minimum Distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total Required Minimum Distribution amount may be taken without being treated as a withdrawal of Excess Income.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the Required Minimum Distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the Required Minimum Distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the Required Minimum Distribution for the current calendar year.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR UNADJUSTED ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT TERMINATES, AND NO ADDITIONAL PAYMENTS ARE MADE. HOWEVER, IF A WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.
..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options: (1) apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
    (2)the Unadjusted Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC. Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro-rata. The first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the elected Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
..   The current charge for Highest Daily Lifetime 6 Plus is 0.85% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2125% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account.

 If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if
 (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that is satisfactory to us.


 Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT HIGHEST DAILY LIFETIME 6 PLUS, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND YOUR GUARANTEES UNDER HIGHEST DAILY LIFETIME 6 PLUS WILL BE BASED ON YOUR UNADJUSTED ACCOUNT VALUE ON THE EFFECTIVE DATE OF HIGHEST DAILY LIFETIME 6 PLUS. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime 6 Plus is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.


 If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime 6 Plus so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
    (I)YOUR TERMINATION OF THE BENEFIT,
   (II)YOUR SURRENDER OF THE ANNUITY,
  (III)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT)
   (IV)OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER OR ANNUITANT (FOR ENTITY-OWNED ANNUITIES)
    (V)BOTH THE UNADJUSTED ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO, OR
   (VI)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE.

 Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME 6 PLUS/SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS UNADJUSTED ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

 An integral part of Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with LIA and Spousal Highest Daily Lifetime 6 Plus) is the pre-determined mathematical formula used to transfer Unadjusted Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). The AST Investment Grade Bond Sub-account is available only with this benefit (and certain other living benefits), and thus you may not allocate Purchase Payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Unadjusted Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix C (and is described below).


 As indicated above, we limit the Sub-accounts to which you may allocate Unadjusted Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of these benefits, we refer to those permitted Investment Options as the "Permitted Sub-accounts". Subject to availability, you may also choose to allocate Purchase Payments while this program is in effect to the DCA MVA Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Unadjusted Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Unadjusted Account Value in those Sub-accounts will an amount be withdrawn from the DCA MVA Options. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA MVA Options are included within the term "Permitted Sub-accounts". Thus, amounts may be transferred from the DCA MVA Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA MVA Options. We will not assess any Market Value Adjustment with respect to transfers under the formula from the DCA MVA Options.

 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits with respect to the X Series), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held

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

 within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Unadjusted Account Value is allocated to one or more DCA MVA Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA MVA Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA MVA Options. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.

 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub- account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,
..   September 1, 2010 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   September 2, 2010 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 1, 2010.
..   On September 2, 2010 - (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Unadjusted Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

 As you can glean from the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once

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

 you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the AST Investment Grade Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Unadjusted Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Unadjusted Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Unadjusted Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
..   Transfer a portion of your Unadjusted Account Value in the Permitted
    Sub-accounts and the DCA MVA Options to the AST Investment Grade Bond Sub-account.

 The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Unadjusted Account Value and your Protected
    Withdrawal Value;
..   How long you have owned Highest Daily Lifetime 6 Plus/Spousal Highest Daily
    Lifetime 6 Plus;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the AST Investment Grade Bond Sub-account;
..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the AST Investment Grade Bond Sub-account;
..   Additional Purchase Payments, if any, you make to your Annuity; and
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Unadjusted Account Value).

 At any given time, some, most or none of your Unadjusted Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 The more of your Unadjusted Account Value that is allocated to the AST Investment Grade Bond Sub-account, the greater the impact of the performance of that Sub-account in determining whether (and how much) your Unadjusted Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula that, if a significant portion of your Unadjusted Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, the formula might transfer your Unadjusted Account Value to the Permitted Sub-accounts. Similarly, the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Permitted Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account.

 If you make additional Purchase Payments to your Annuity, they will be allocated according to your allocation instructions. Once they are allocated to your Annuity, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Portfolio, if dictated by the formula.

 Any Unadjusted Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts regardless of whether there is a subsequent Sub-account decline or market recovery until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code

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

 provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts, as discussed above. In addition, the amount and duration of payments under the annuity payment provision may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR (HD6 PLUS WITH
 LIA)
 We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator/SM/ (HD6 Plus with LIA/SM/). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must first terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted and available Investment Option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected and received in Good Order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein. As is the case with Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with LIA involves your participation in a predetermined mathematical formula that transfers Account Value between your Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account. Please see Highest Daily Lifetime 6 Plus above for a description of the predetermined mathematical formula.

 Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care or other medical or retirement expenses. You should seek professional advice to determine your financial needs for long-term care.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 If you elect the Highest Daily Lifetime 6 Plus with LIA, the current charge is 1.20% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account.

 If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero.

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

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA Amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount, and you will have to notify us again in writing in order to become eligible. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.

 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the Annuity Year that immediately precedes or runs concurrent with our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA Amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount. However, the available LIA Amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA Amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 For new issuances of this benefit, we may institute a "cut-off" date that would stop the appreciation of the Protected Withdrawal Value, even if no Lifetime Withdrawal had been taken prior to the cut-off date (thus affecting the determination of the LIA Amount). We will not apply any cut-off date to those who elected this benefit prior to our institution of a cut-off date.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. Withdrawals (other than the Non-Lifetime Withdrawal) of any amount in a given Annuity Year up to the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. However, if your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount ("Excess Withdrawal"), your LIA

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

 Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Excess Withdrawals also will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount.


 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A WITHDRAWAL THAT IS SUBJECT TO A CDSC AND/OR MVA, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC AND/OR MVA, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE LIA AMOUNT. WHEN YOU TAKE A WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2000) BUT THEN HAVE ANY CDSC AND/OR MVA DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE (THUS THE AMOUNT YOU ACTUALLY RECEIVE (E.G., $1800) MAY BE LESS THAN THE AMOUNT YOU DESIGNATED (E.G., $2000)). THE PORTION OF SUCH A WITHDRAWAL THAT EXCEEDED YOUR LIA AMOUNT (IF ANY) WOULD BE TREATED AS AN EXCESS WITHDRAWAL AND THUS WOULD REDUCE YOUR LIA AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2000), WITH THE UNDERSTANDING THAT ANY CDSC AND/OR MVA (E.G., $240) BE DEDUCTED FROM YOUR REMAINING UNADJUSTED ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS AN EXCESS WITHDRAWAL BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2000) AND THE AMOUNT OF ANY CDSC AND/OR MVA (IN THIS EXAMPLE, A TOTAL OF $2240). THE AMOUNT OF THAT SUM (E.G., THE $2000 YOU RECEIVED PLUS THE $240 FOR THE CDSC AND/OR MVA) THAT EXCEEDS YOUR LIA AMOUNT WILL BE TREATED AS AN EXCESS WITHDRAWAL - THEREBY REDUCING YOUR LIA AMOUNT IN SUBSEQUENT YEARS.


 WITHDRAWALS ARE NOT REQUIRED. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79; and 6% for ages 80 and older) to the Purchase Payment (including any associated Purchase Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date.

 (Note that for purposes of the age tiers used with this benefit, we deem the Annuitant to have reached age 59 1/2 on the 183/rd/ day after his/her 59/th/ birthday).

 The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each Purchase Payment (including any associated Purchase Credits).

 If the Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Unadjusted Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional Purchase Payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA Amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE CURRENT ANNUITY YEAR THAT REDUCE YOUR UNADJUSTED ACCOUNT VALUE TO ZERO ARE MORE THAN THE LIA AMOUNT (EXCEPT IN THE CASE OF REQUIRED MINIMUM DISTRIBUTIONS), HIGHEST DAILY LIFETIME 6 PLUS WITH LIA TERMINATES, AND NO ADDITIONAL PAYMENTS ARE MADE. HOWEVER, IF A WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE LIA AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.

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

 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date ("Tenth Anniversary"), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Unadjusted Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA Amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.

 TERMINATION OF HIGHEST DAILY LIFETIME 6 PLUS WITH LIA. THE LIA BENEFIT TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
   .   YOUR TERMINATION OF THE BENEFIT;
   .   YOUR SURRENDER OF THE ANNUITY;
   .   OUR RECEIPT OF DUE PROOF OF DEATH OF THE DESIGNATED LIFE;
   . THE ANNUITY DATE, IF UNADJUSTED ACCOUNT VALUE REMAINS ON THE ANNUITY DATE AND AN ELECTION IS MADE TO COMMENCE ANNUITY PAYMENTS PRIOR TO THE TENTH ANNUITY ANNIVERSARY;
   . THE VALUATION DAY ON WHICH EACH OF THE UNADJUSTED ACCOUNT VALUE AND THE ANNUAL INCOME AMOUNT IS ZERO; AND
   .   IF YOU CEASE TO MEET OUR REQUIREMENTS FOR ELECTIONS OF THIS BENEFIT.

 Highest Daily Lifetime 6 Plus with LIA uses the same pre-determined mathematical formula used with Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus. See the pertinent discussion in Highest Daily Lifetime 6 Plus above.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)
 Spousal Highest Daily Lifetime/SM/ 6 Plus Income Benefit (SHD6 Plus/SM/) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two spouses.

 We offer a benefit that guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that have resulted in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the pre-determined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if you take a withdrawal of Excess Income that brings your Unadjusted Account Value to zero, your Annual Income

 Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Spousal Highest Daily Lifetime 6 Plus benefit. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus, subject to the 6 or 12 Month DCA Program's rules.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Unadjusted Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
    Withdrawal:

       (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;
       (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
       (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

 In the rider for this benefit, as respects the preceding paragraph, we use the term "Guaranteed Base Value" to refer to the Unadjusted Account Value on the effective date of the benefit, plus the amount of any "adjusted" Purchase Payments made within one year after the effective date of the benefit. "Adjusted" Purchase Payments means Purchase Payments we receive, increased by any Purchase Credits applied to your Account Value in relation to Purchase Payments, and decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.


 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A WITHDRAWAL THAT IS SUBJECT TO A CDSC AND/OR MVA, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC AND/OR MVA, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2000) BUT THEN HAVE ANY CDSC AND/OR MVA DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE (THUS THE AMOUNT YOU ACTUALLY RECEIVE (E.G., $1800) MAY BE LESS THAN THE AMOUNT YOU DESIGNATED (E.G., $2000)). THE PORTION OF SUCH A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2000), WITH THE UNDERSTANDING THAT ANY CDSC AND/OR MVA (E.G., $240) BE DEDUCTED FROM YOUR REMAINING UNADJUSTED ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2000) AND THE AMOUNT OF ANY CDSC AND/OR MVA (IN THIS EXAMPLE, A TOTAL OF $2240). THE AMOUNT OF THAT SUM (E.G., THE $2000 YOU RECEIVED PLUS THE $240 FOR THE CDSC AND/OR MVA) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.


 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

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

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carryover the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1, 2010
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Unadjusted Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

Unadjusted Account Value before Lifetime Withdrawal                      $118,000.00
Less amount of "non" excess withdrawal                                   $  3,500.00
Unadjusted Account Value immediately before excess withdrawal of $1,500  $114,500.00
Excess withdrawal amount                                                 $   1500.00
Ratio                                                                           1.31%
Annual Income Amount                                                     $  6,000.00
Less ratio of 1.31%                                                      $     78.60
Annual Income Amount for future Annuity Years                            $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (including any associated Purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on October 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Unadjusted Account Value adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for excess withdrawals as the October 28 and October 31 Valuation Days occur after the excess withdrawal on October 27.

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

                                  HIGHEST DAILY VALUE
                                     (ADJUSTED FOR          ADJUSTED ANNUAL
                                WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*             ACCOUNT VALUE       PAYMENTS)**         HIGHEST DAILY VALUE)
-----             ------------- ----------------------- ------------------------
October 26, 2011   $119,000.00        $119,000.00              $5,950.00
October 27, 2011   $113,000.00        $113,986.95              $5,699.35
October 28, 2011   $113,000.00        $113,986.95              $5,699.35
October 31, 2011   $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Unadjusted Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an Unadjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Unadjusted Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of October 28. At this time, we compare this amount to 5% of the Unadjusted Account Value on October 28. Since the October 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Day of October 31. The Unadjusted Account Value on October 31 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the October 31 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 (adjusted for excess withdrawals), the Annual Income Amount for the next Annuity Year, starting on November 1, 2011 and continuing through October 31, 2012, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish our initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount (including any applicable CDSC and any applicable MVA) represents of the then current Unadjusted Account Value immediately prior to the time of the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
..   The Issue Date is December 1, 2010
..   The Spousal Highest Daily Lifetime 6 Plus benefit is elected on
    September 1, 2011
..   The Unadjusted Account Value at benefit election was $105,000
..   The younger designated life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 6 Plus benefit
..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 6 Plus benefit


 On October 3, 2011, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, and the Unadjusted Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2011 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Unadjusted Account Value just prior to the withdrawal being taken.


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

 HERE IS THE CALCULATION:


      Withdrawal amount                                          $ 15,000
      Divided by Unadjusted Account Value before withdrawal      $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500


 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a Required Minimum Distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to Required Minimum Distributions unless the Required Minimum Distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, Required Minimum Distributions are considered Lifetime Withdrawals. IF YOU TAKE A WITHDRAWAL IN AN ANNUITY YEAR IN WHICH YOUR REQUIRED MINIMUM DISTRIBUTION FOR THAT YEAR IS NOT GREATER THAN THE ANNUAL INCOME AMOUNT, AND THE AMOUNT OF THE WITHDRAWAL EXCEEDS THE REMAINING ANNUAL INCOME AMOUNT FOR THAT YEAR, WE WILL TREAT THE WITHDRAWAL AS A WITHDRAWAL OF EXCESS INCOME. SUCH A WITHDRAWAL OF EXCESS INCOME WILL REDUCE THE ANNUAL INCOME AMOUNT AVAILABLE IN FUTURE YEARS. If the Required Minimum Distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the Required Minimum Distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a Required Minimum Distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire Required Minimum Distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year by the amount of the distribution. If the Required Minimum Distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total Required Minimum Distribution amount may be taken without being treated as a withdrawal of Excess Income.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the Required Minimum Distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining Required Minimum Distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the Required Minimum Distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the Required Minimum Distribution for the current calendar year.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR UNADJUSTED ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT TERMINATES, AND NO ADDITIONAL PAYMENTS WILL BE MADE. HOWEVER, IF A WITHDRAWAL IN THE LATTER

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

   SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED
    ABOVE) UNDER THE ANNUITY THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE SECOND DESIGNATED LIFE PROVIDED THE DESIGNATED LIVES WERE SPOUSES AT THE DEATH OF THE FIRST DESIGNATED LIFE.
   . Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
   . If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to Annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
   . In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Unadjusted Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC. Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata. The first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolios appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.


..   Transfers to and from the elected Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or upon addition of additional Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

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


..   The current charge for Spousal Highest Daily Lifetime 6 Plus is 0.95%
    annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Unadjusted Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account.

 If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
   . One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. The younger Owner/Annuitant and the Beneficiary must be at least 50 years old and the older must be at least 55 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. The younger Owner must be at least 50 years old and the older Owner must be at least 55 years old at the time of election; or
   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The younger of the Annuitant and the Contingent Annuitant must be at least 50 years old and the older must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage.


 Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT, AND YOUR GUARANTEES UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS WILL BE BASED ON YOUR UNADJUSTED ACCOUNT VALUE ON THE EFFECTIVE DATE OF SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime 6 Plus is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.


 If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime 6 Plus so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

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

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
   . UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE, IF THE SURVIVING SPOUSE OPTS TO TAKE THE DEATH BENEFIT UNDER THE ANNUITY (RATHER THAN CONTINUE THE ANNUITY) OR IF THE SURVIVING SPOUSE IS NOT AN ELIGIBLE DESIGNATED LIFE;
   .   UPON THE DEATH OF THE SECOND DESIGNATED LIFE;
   .   YOUR TERMINATION OF THE BENEFIT;
   .   YOUR SURRENDER OF THE ANNUITY;
   . YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
   .   BOTH THE UNADJUSTED ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO;
       AND
   . YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT".

 Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 HOW SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS UNADJUSTED ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT. See "How Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts, as discussed above. In addition, the amount and duration of payments under the annuity payment provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 GUARANTEED RETURN OPTION PLUS II (GRO PLUS II)
 Guaranteed Return Option/SM/ Plus II (GRO Plus II/SM/) is a form of "guaranteed minimum accumulation benefit" that guarantees a specified Unadjusted Account Value at one or more dates in the future. If you participate in this benefit, you are subject to the predetermined mathematical formula described below that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.

 Under GRO Plus II, we guarantee that on the seventh anniversary of benefit election, and each anniversary thereafter, the Unadjusted Account Value will be not less than the Unadjusted Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent Purchase Payments and withdrawals as detailed below). We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may "manually" lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Unadjusted Account Value on that Valuation Day exceeds the amount of any outstanding base

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


 guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee on an anniversary of the effective date of the benefit, that lock-in will not count towards the one elective manual lock-in you may make each benefit year. We guarantee that the Unadjusted Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Unadjusted Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Unadjusted Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. In addition, the fact that you "manually" locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account (which is used as part of this benefit) with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions, and if none exist, then pro rata to your variable Sub-accounts (see below "Key Feature - Allocation of Unadjusted Account Value"). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years prior to the Latest Annuity Date (please see "Annuity Options" for further information). This also applies to a new Owner who has acquired the Annuity from the original Owner.


 In this section, we refer to a date on which the Unadjusted Account Value is guaranteed to be present as the "Maturity Date". If the Account Value on the Maturity Date is less than the guaranteed amount, we will contribute funds from our general account to bring your Unadjusted Account Value up to the guaranteed amount. If the Maturity Date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions, which means: a) the Custom Portfolio Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. Regardless of whether we need to contribute funds at the end of a Guarantee Period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee in accordance with your most recent allocation instructions, which means: a) the Custom Portfolio Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. If the former (i.e., an asset allocation program), your Unadjusted Account Value will be transferred according to the program.

 Any addition or transferred amount may be subsequently re-allocated based on the predetermined mathematical formula described below.

 The guarantees provided by the benefit exist only on the applicable Maturity Date(s). However, due to the ongoing monitoring of your Unadjusted Account Value, and the transfer of Unadjusted Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (including any associated Purchase Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 3, 2011 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2012 would increase the base guarantee amount to $130,000.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Unadjusted Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2010
   .   The benefit is elected on December 1, 2010

   . The Unadjusted Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000


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

   .   An enhanced guarantee amount of $350,000 is locked in on December 1, 2011

   . The Unadjusted Account Value immediately prior to the withdrawal is equal to $380,000
   . for purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision if the withdrawal was within the CDSC period, and would be inapplicable to the C Series)



 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio of the total withdrawal amount to the Unadjusted Account Value just prior to the withdrawal being taken.


 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

     Withdrawal Amount                                            $ 50,000
     Divided by Unadjusted Account Value before withdrawal        $380,000
     Equals ratio                                                    13.16%
     All guarantees will be reduced by the above ratio (13.16%).
     Base guarantee amount                                        $173,680
     Enhanced guarantee amount                                    $303,940

 KEY FEATURE - ALLOCATION OF UNADJUSTED ACCOUNT VALUE FOR GRO PLUS II AND HIGHEST DAILY GRO II
 We limit the Sub-accounts to which you may allocate Unadjusted Account Value if you elect GRO Plus II or Highest Daily GRO II (HD GRO II) (see below for information pertaining to HD GRO II). For purposes of these benefits, we refer to those permitted Investment Options (other than the required bond portfolio Sub-accounts discussed below) as the "Permitted Sub-accounts."

 GRO Plus II and HD GRO II use a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II and HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Unadjusted Account Value, by transferring them to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Unadjusted Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix D of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." You will be furnished with a prospectus describing the AST bond Portfolios. In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the GRO Plus II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new Guarantee Periods that are created under this benefit (and the Highest Daily GRO II benefit). If you have elected GRO Plus II or HD GRO II, you may have Unadjusted Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.


 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Unadjusted Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST Bond Portfolio Sub-account to which Unadjusted Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the "current liability" may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees.


 In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Unadjusted Account Value held within the AST bond portfolio Sub-account and to your Unadjusted Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Unadjusted Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
   . March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
   . March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
   . On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
   . Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Unadjusted Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Unadjusted Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Unadjusted Account Value may be allocated to the AST bond portfolio Sub-accounts.

 The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
   . The difference between your Unadjusted Account Value and your guarantee amount(s);
   .   The amount of time until the maturity of your guarantee(s);
   .   The amount invested in, and the performance of, the Permitted
       Sub-accounts;
   . The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
   .   The discount rate used to determine the present value of your guarantee(s);
   .   Additional Purchase Payments, if any, that you make to the Annuity; and
   .   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Unadjusted Account Value may be higher at the beginning of the market recovery, e.g. more of the Unadjusted Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 GRO Plus II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter as long as the benefit is available, provided that your Unadjusted Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit.

 GRO PLUS II WILL TERMINATE AUTOMATICALLY UPON: (A) THE DEATH OF THE OWNER OR THE ANNUITANT (IN AN ENTITY OWNED CONTRACT), UNLESS THE ANNUITY IS CONTINUED BY THE SURVIVING SPOUSE; (B) AS OF THE DATE UNADJUSTED ACCOUNT VALUE IS APPLIED TO BEGIN ANNUITY PAYMENTS; (C) AS OF THE ANNIVERSARY OF BENEFIT ELECTION THAT IMMEDIATELY PRECEDES THE CONTRACTUALLY-MANDATED LATEST ANNUITY DATE, OR (D) UPON FULL SURRENDER OF THE ANNUITY. IF YOU ELECT TO TERMINATE THE BENEFIT, GRO PLUS II WILL NO LONGER PROVIDE ANY GUARANTEES. THE CHARGE FOR THE GRO PLUS II BENEFIT WILL NO LONGER BE DEDUCTED FROM YOUR UNADJUSTED ACCOUNT VALUE UPON TERMINATION OF THE BENEFIT. If you elect this benefit, and in connection with that election you are required to reallocate to different Investment Options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Unadjusted Account Value is allocated in a manner permitted with that new benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Unadjusted Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Unadjusted Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Unadjusted Account Value" above for more details). You also should be aware that upon cancellation of the GRO Plus II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Unadjusted Account Value at benefit effectiveness. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus II benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus II benefit provided that the benefit you are looking to elect is available at that time and on a post-issue basis.

 SPECIAL CONSIDERATIONS UNDER GRO PLUS II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No MVA Options may be in effect as of the date that you elect to participate in the benefit, nor may you add such allocations after you have acquired the benefit.
   . Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Unadjusted Account Value by us on a Maturity Date will not be treated as "investment in the contract" for income tax purposes.
   . Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Unadjusted Account Value) will be permitted if you participate in GRO Plus II. Thus, you may not elect GRO Plus II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in GRO Plus II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.
   . As the time remaining until the applicable Maturity Date(s) gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a Maturity Date is less than the amount guaranteed and
 (b) administration of the benefit.

 HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)
 Highest Daily/SM/ Guaranteed Return Option/SM/ (HD GRO/SM/ II) is a form of "guaranteed minimum accumulation benefit" that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to a predetermined mathematical formula that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.

 HD GRO II creates a series of separate guarantees, each of which is based on the highest Unadjusted Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Unadjusted Account Value is guaranteed as the "Maturity Date" for that guarantee. HD GRO II will not create a guarantee if the Maturity Date of that guarantee would extend beyond the Latest Annuity Date. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable Maturity Date(s). However, due to the ongoing monitoring of your Unadjusted Account Value, and the transfer of Unadjusted Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Unadjusted Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Unadjusted Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Unadjusted Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Unadjusted Account Value ten years after that benefit anniversary will be no less than the highest daily Unadjusted Account Value (adjusted for Purchase Payments and withdrawals, as described below) that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Unadjusted Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 6, 2011, we would create a guarantee on January 6 of each subsequent year. For example, we would create a guarantee on January 6, 2015 based on the highest Unadjusted Account Value occurring between January 6, 2011 and January 6, 2015, and that guarantee would mature on January 6, 2025. As described below, we adjust each of the guarantee amounts for Purchase Payments (and any associated Purchase Credits) and withdrawals.

 If the Unadjusted Account Value on the Maturity Date is less than the guaranteed amount, we will contribute funds from our general account to bring your Unadjusted Account Value up to the guaranteed amount. If the Maturity Date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a Guarantee Period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is either
 (1) being allocated according to an asset allocation program or (2) at that time allocated entirely to an AST bond portfolio Sub-account. If the former (i.e., an asset allocation program), your Unadjusted Account Value will be transferred according to the program. If the latter (i.e., an AST bond portfolio Sub-account), then your Unadjusted Account Value will be transferred to the Sub-accounts permitted with this benefit according to your most recent allocation instructions. Any addition or transferred amount may subsequently be re-allocated based on the predetermined mathematical formula described below.

 We increase the amount of each guarantee that has not yet reached its Maturity Date, as well as the highest daily Unadjusted Account Value that we calculate to establish a guarantee, by the amount of each subsequent Purchase Payment (including any associated Purchase Credits) made prior to the applicable Maturity Date. For example, if the effective date of the benefit was January 4, 2011, and there was an initial guaranteed amount that was set at $100,000 maturing January 4, 2021, and a second guaranteed amount that was set at $120,000 maturing January 4, 2022, then a $30,000 Purchase Payment made on March 30, 2012 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Unadjusted Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Unadjusted Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
..   An additional guarantee amount of $350,000 is locked in on December 1, 2011
..   The Unadjusted Account Value immediately prior to the withdrawal is equal to $380,000

..   for purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision if the withdrawal was within the CDSC period, and would be inapplicable to the C Series)


 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Unadjusted Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

     Withdrawal Amount                                           $ 50,000
     Divided by Unadjusted Account Value before withdrawal       $380,000
     Equals ratio                                                   13.16%
     All guarantees will be reduced by the above ratio (13.16%)
     Initial guarantee amount                                    $173,680
     Additional guarantee amount                                 $303,940

 KEY FEATURE - ALLOCATION OF UNADJUSTED ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted Investment Options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".

 HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula, and its manner of operation, is the same as that for GRO Plus II. Please see "Key Feature - Allocation of Unadjusted Account Value" in the GRO Plus II section of this prospectus for a discussion of the mathematical formula.

 ELECTION/CANCELLATION OF THE BENEFIT
 HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter as long as the benefit is available, provided that your Unadjusted Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Unadjusted Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit.

 HD GRO II WILL TERMINATE AUTOMATICALLY UPON: (A) THE DEATH OF THE OWNER OR THE ANNUITANT (IN AN ENTITY OWNED ANNUITY), UNLESS THE ANNUITY IS CONTINUED BY THE SURVIVING SPOUSE; (B) AS OF THE DATE UNADJUSTED ACCOUNT VALUE IS APPLIED TO BEGIN ANNUITY PAYMENTS; (C) AS OF THE ANNIVERSARY OF BENEFIT ELECTION THAT IMMEDIATELY PRECEDES THE CONTRACTUALLY-MANDATED LATEST ANNUITY DATE, OR
 (D) UPON FULL SURRENDER OF THE ANNUITY. IF YOU ELECT TO TERMINATE THE BENEFIT, HD GRO II WILL NO LONGER PROVIDE ANY GUARANTEES. THE CHARGE FOR THE HD GRO II BENEFIT WILL NO LONGER BE DEDUCTED FROM YOUR UNADJUSTED ACCOUNT VALUE UPON TERMINATION OF THE BENEFIT.

 If you elect this benefit, and in connection with that election you are required to reallocate to different Investment Options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and
 (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the HD GRO II benefit, provided that your Unadjusted Account Value is allocated in the manner permitted with that new benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Unadjusted Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Unadjusted Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Unadjusted Account Value" section for more details). You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Unadjusted Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.

 SPECIAL CONSIDERATIONS UNDER HD GRO II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section.
..   Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Unadjusted Account Value by us on a Maturity
    Date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable Maturity Date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Unadjusted Account Value) will be permitted if you participate in HD GRO
    II. Thus, you may not elect HD GRO II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in HD GRO II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the Maturity Date is less than the amount guaranteed and
 (b) administration of the benefit.

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

           MINIMUM DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

 TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT

 Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the "decedent." Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the trust and there is no Death Benefit provided under the Annuity.


 We determine the amount of the Death Benefit as of the date we receive "Due Proof of Death". Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.

 Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary).


 After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Money Market Sub-account, THE AMOUNT OF THE DEATH BENEFIT IS SUBJECT TO MARKET FLUCTUATIONS.


 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT

 There are certain exceptions to the amount of the Death Benefit:

 SUBMISSION OF DUE PROOF OF DEATH WITHIN ONE YEAR. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Unadjusted Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Optional Death Benefit). We reserve the right to waive or extend the one year period on a non-discriminatory basis.


 DEATH BENEFIT SUSPENSION PERIOD. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Unadjusted Account Value, less any Purchase Credits granted during the period beginning 12 months prior to decedent's date of death and ending on the date we receive Due Proof of Death with respect to the X Series. Thus, if you had elected an Optional Death benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would be limited to the Unadjusted Account Value. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner or Annuitant that are allowable.


 With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

 MINIMUM DEATH BENEFIT
 Each Annuity provides a minimum Death Benefit at no additional charge. The amount of the minimum Death Benefit is equal to the greater of:
   . The sum of all Purchase Payments you have made since the Issue Date of the Annuity (excluding any Purchase Credits) until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; AND
   . Your Unadjusted Account Value (less the amount of any Purchase Credits applied during the period beginning 12-months prior to the decedent's date of death, and ending on the date we receive Due Proof of Death with respect to the X Series). Please note that we will not recapture Purchase Credits until such time as we receive an order of exemption from the SEC allowing such recapture.

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 OPTIONAL DEATH BENEFITS
 Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your Beneficiaries. The optional Death Benefits are called the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit. These optional Death Benefits also are available if your Annuity is held as a Beneficiary Annuity. Currently, these optional death benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. Neither optional death benefit is available with Highest Daily Lifetime 6 Plus with LIA. You may not elect both Optional Death Benefits. Investment restrictions apply if you elect either Optional Death Benefit. See the chart in the "Investment Options" section of the prospectus for a list of Investment Options available and permitted with each benefit. If subsequent to your election of an Optional Death Benefit, we change our requirements as to how your Account Value must be allocated, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements.

 KEY TERMS USED WITH THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT AND THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT:
   . The DEATH BENEFIT TARGET DATE for both the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and HAV Death Benefit initially is the later of (a) the anniversary of the Issue Date coinciding with or next following the date the oldest Owner (or Annuitant, if the Annuity is entity-owned) reaches age 80 and (b) the fifth anniversary of the Issue Date of the Annuity. If there is a change of Owner (or Annuitant, if the Annuity is entity-owned) prior to the Death Benefit Target Date, then we will set the Death Benefit Target
       Date with reference to the age of the oldest Owner (or Annuitant). However, we will not change the Death Benefit Target Date if the change of Owner (or Annuitant, for an entity-owned Annuity) occurs after the previous Death Benefit Target Date.
   . The HIGHEST ANNIVERSARY VALUE on the Issue Date is equal to your Unadjusted Account Value (including any Purchase Credits, in the case of the X Series). Thereafter, we calculate a Highest Anniversary Value on each anniversary of the Issue Date of the Annuity ("Annuity
       Anniversary") up to and including the earlier of the date of death or attainment of the Death Benefit Target Date. On each such anniversary, the Anniversary Value is equal to the greater of (a) the previous
       Highest Anniversary Value and (b) the Unadjusted Account Value on each such Anniversary. Between such anniversaries, the Highest Anniversary Value is increased by the sum of all Purchase Payments (including any associated Purchase Credits) since the prior anniversary date and reduced by any Proportional Withdrawals since the prior anniversary date.
   . THE ROLL-UP VALUE. The initial Roll-Up Value is equal to the Unadjusted Account Value on the Issue Date of the Annuity. Each day we increase the Roll-up Value, plus the amount of any additional Purchase Payments you make after the effective date of the Death Benefit (including Purchase Credits with respect to the X Series), at the daily equivalent of a 5% annual rate. We stop increasing the Roll-Up Value at the 5% annual rate on the first to occur of the following: (1) the decedent's date of death and (2) the Death Benefit Target Date. After we stop increasing the Roll-Up Value at the 5% annual rate, we continue to increase the Roll-Up Value by the amount of any additional Purchase Payments (including Purchase Credits with respect to the X Series) made after that date.
   . PROPORTIONAL WITHDRAWALS are determined by calculating the ratio of the amount of the withdrawal (including any applicable CDSC and MVA) to the Account Value as of the date of the withdrawal but immediately prior to the withdrawal. Proportional withdrawals result in a reduction to the Highest Anniversary Value or Roll-Up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), then we will reduce your Highest Anniversary Value or Roll-Up value ($125,000) by 10%, or $12,500.

 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")
 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is elected. If an Annuity has joint Owners, the oldest Owner must be age 79 or less upon election. If an Annuity is owned by an entity, the Annuitant must be age 79 or less upon election.

 CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 If the decedent's date of death occurs BEFORE the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the greater of the minimum Death Benefit described above, and
       2. the Highest Anniversary Value as of the date on which we receive Due Proof of Death, less any Purchase Credits granted during the period beginning 12 months prior to the date of death and ending on the date we receive Due Proof of Death. This means that we will recapture any Purchase Credits granted with respect to Purchase Payments we receive beginning 12 months prior to the date of death and thereafter. Please note that we will not recapture Purchase Credits until such time as we receive an order of exemption from the SEC allowing such recapture.

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 If the Owner dies ON OR AFTER the Death Benefit Target Date, the Death Benefit
 equals the greater of:

       1. the minimum Death Benefit described above, and
       2. the Highest Anniversary Value on the Death Benefit Target Date, plus any Purchase Payments (and associated Purchase Credits) since the Death Benefit Target Date, less the effect of any Proportional Withdrawals since the Death Benefit Target Date, and less any Purchase Credits granted during the period beginning 12 months prior to the date of death and ending on the date we receive Due Proof of Death.

 This Death Benefit may not be an appropriate feature where the oldest Owner's age (Annuitant if entity owned) is near age 80. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

 COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less upon election. If the Annuity is owned by an entity, the Annuitant must be age 79 or less upon election.

 CALCULATION OF 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

 If the decedent's date of death occurs BEFORE the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the greater of the minimum Death Benefit described above, and
       2. the Highest Anniversary Value as of the date on which we receive Due Proof of Death, less any Purchase Credits granted during the period beginning 12 months prior to the date of death and ending on the date we receive Due Proof of Death. Please note that we will not recapture Purchase Credits until such time as we receive an order of exemption from the SEC allowing such recapture.
       3. the Roll-Up Value as described above.

 If the Owner dies ON OR AFTER the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the greater of the minimum Death Benefit described above, and,
       2. the Highest Anniversary Value on the Death Benefit Target Date plus any Purchase Payments (and associated Purchase Credits) since the Death Benefit Target Date, less the effect of any Proportional Withdrawals since the Death Benefit Target Date, and, less any Purchase Credits granted during the period beginning 12 months prior to the date of death and ending on the date we receive Due Proof of Death. Please note that we will not recapture Purchase Credits until such time as we receive an order of exemption from the SEC allowing such recapture.

       3. the Roll-Up Value as described above.


 This Death Benefit may not be an appropriate feature where the oldest Owner's age (Annuitant if entity owned) is near age 80. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries, and less time for the Roll-Up Value to increase, before the Death Benefit Target Date is reached.

 EFFECT OF WITHDRAWALS ON THE ROLL-UP VALUE PRIOR TO DEATH BENEFIT TARGET DATE. Withdrawals prior to the Death Benefit Target Date reduce the Roll-Up Value by the amount of the withdrawal until an annual "dollar-for-dollar" limit has been reached, and withdrawals in excess of the dollar-for-dollar limit then reduce the Roll-Up Value proportionally. Until the first Anniversary of the Issue Date, the dollar-for-dollar limit is equal to 5% of the initial Roll-Up Value. On each Annuity Anniversary thereafter, we reset the dollar-for-dollar limit to equal 5% of the Roll-Up Value on that anniversary. When all or a portion of a withdrawal exceeds the dollar-for-dollar limit for that Annuity Year, the excess portion of the withdrawal proportionally reduces the Roll-Up Value. The proportional reduction decreases the Roll-Up Value by the ratio of the "excess withdrawal" (i.e., the amount of the withdrawal that exceeds the dollar-for-dollar limit in that Annuity Year) to your Account Value (after the Account Value has been reduced by any portion of the withdrawal that was within the dollar-for-dollar limit but IS NOT reduced by the excess withdrawal).


 EFFECT OF WITHDRAWALS ON THE ROLL-UP VALUE ON OR AFTER THE DEATH BENEFIT TARGET DATE. All withdrawals after the Death Benefit Target Date are Proportional Withdrawals.


 WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?
 For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit, we impose a charge equal to 0.40% and 0.80%, respectively, per year of the average daily net assets of the Sub-accounts. We deduct the charge for each of these benefits to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. The additional annualized charge is deducted daily against your Account Value allocated to the Sub-accounts.

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

 CAN I TERMINATE THE OPTIONAL DEATH BENEFITS?
 The Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and HAV Death Benefit may not be terminated by you once elected. Each optional Death Benefit will terminate upon the first to occur of the following:
   . the date that the Death Benefit is determined, unless the Annuity is continued by a spouse Beneficiary;
   . upon your designation of a new Owner or Annuitant who, as of the effective date of the change, is older than the age at which we would then issue the Death Benefit (or if we do not then consent to continue the Death Benefit);
   .   upon the Annuity Date;
   .   upon surrender of the Annuity; or
   .   if your Account Value reaches zero.

 Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to be surrendered upon the death of the grantor if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the Account Value will be paid out to the Beneficiary, and is not eligible for the Death Benefit provided under the Annuity.

 Upon termination, we cease to assess the fee for the optional Death Benefit.

 SPOUSAL CONTINUATION OF ANNUITY
 Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Unadjusted Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Unadjusted Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to any bond portfolio Sub-account used by the benefit, but may be reallocated by the pre-determined mathematical formula on the same day). No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any additional Purchase Payments applied after the date the continuance is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Subsequent to spousal continuation, the basic Death Benefit will be equal to the greater of:
   . The Unadjusted Account Value on the effective date of the spousal continuance, plus all Purchase Payments you have made since the spousal continuance (excluding any Purchase Credits) until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and
   . The Unadjusted Account Value on Due Proof of Death of the surviving spouse (less the amount of any Purchase Credits applied during the period beginning 12-months prior to the decedent's date of death, and ending on the date we receive Due Proof of Death with respect to the X Series).

 Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

 Federal law only permits a spousal continuance to defer the distribution requirements of the Code to spouses recognized under federal law.

 Any Optional Death Benefit in effect at the time the first of the spouses dies will continue only if spousal assumption occurs prior to the Death Benefit Target Date and prior to the assuming spouse's 80/th/ birthday. If spousal assumption occurs after the Death Benefit Target Date (or the 80/th/ birthday of the assuming spouse), then any Optional Death Benefit will terminate as of the date of spousal assumption. In that event, the assuming spouse's Death Benefit will equal the basic Death Benefit.

 We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.

 PAYMENT OF DEATH BENEFITS

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED PLANS)
 Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent's death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death; or
   . as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

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 If the Annuity is held as a Beneficiary Annuity, the payment of the Death
 Benefit must be distributed:
   .   as a lump sum payment; or
   . as a series of required distributions under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," unless you have made an election prior to Death Benefit proceeds becoming due.

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse.

   . If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Death Benefit is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. If your Beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.
   . If you die before a designated Beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
   . If you die before a designated Beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

 A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 BENEFICIARY CONTINUATION OPTION
 Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities. This option is different from the "Beneficiary Annuity", because the Beneficiary Continuation Option is a death benefit payout option used explicitly for annuities issued by a Prudential affiliate.

 UNDER THE BENEFICIARY CONTINUATION OPTION:

..   The Beneficiary must apply at least $15,000 to the Beneficiary Continuation
    Option (thus, the Death Benefit amount payable to each Beneficiary must be at least $15,000).
..   The Annuity will be continued in the Owner's name, for the benefit of the
    Beneficiary.

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..   Beginning on the date we receive an election by the Beneficiary to take the
    Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.
..   Beginning on the date we receive an election by the Beneficiary to take the
    Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Unadjusted Account Value. The fee will only apply if the Unadjusted Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
..   The initial Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.
..   The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.
..   The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
..   No MVA Options will be offered for Beneficiary Continuation Options.
..   No additional Purchase Payments can be applied to the Annuity. Multiple death benefits cannot be combined in a single Beneficiary Continuation
    Option.
..   The basic Death Benefit and any optional benefits elected by the Owner will no longer apply to the Beneficiary.
..   The Beneficiary can request a withdrawal of all or a portion of the Account
    Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the
    Beneficiary's withdrawal rights.
..   Withdrawals are not subject to CDSC.
..   Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor. However, the distributions will continue to be based on the Key Life of the Beneficiary Continuation Option the successor received the death benefit proceeds from.

 We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

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                            VALUING YOUR INVESTMENT

 VALUING THE SUB-ACCOUNTS
 When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annualized charge is deducted daily, the additional charge for such benefits.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 EXAMPLE

 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.


 PROCESSING AND VALUING TRANSACTIONS

 Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of regular trading on the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of regular trading on the NYSE will be used when valuing and processing transactions.


 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.


 We have arrangements with certain selling firms, under which receipt by the firm in Good Order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in Good Order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated at any time or modified in certain circumstances.

 INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our Service Office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days.


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 With respect to your initial Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in a suspense account and may earn interest on such amount. You will not be credited with interest during that period.

 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.


 ADDITIONAL PURCHASE PAYMENTS: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) on the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order.


 SCHEDULED TRANSACTIONS: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.


 UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and
 (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in "Processing And Valuing Transactions"

 MEDICALLY-RELATED SURRENDERS & DEATH BENEFITS: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.


 We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

 TERMINATION OF OPTIONAL BENEFITS: In general, if an optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. However, for the Highest Daily Lifetime 6 Plus benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different charge.


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                              TAX CONSIDERATIONS


 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA contributions. The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the annuity.

 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.


 NONQUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A NONQUALIFIED ANNUITY IS OWNED BY AN INDIVIDUAL OR NON-NATURAL PERSON AND IS NOT ASSOCIATED WITH A TAX-FAVORED RETIREMENT PLAN.

 TAXES PAYABLE BY YOU We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.


 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.


 If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

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 TAXES ON ANNUITY PAYMENTS A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.


 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered.

 Please refer to your Annuity contract for the maximum Annuity Date, also described above.


 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;

..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

 Section 1035 of the Internal Revenue Code of 1986, as amended (Code), permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2008-24, the IRS has indicated that where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 12 months of the date on which the partial exchange was completed, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Tax free exchange treatment will be retained if, between the date of the tax-free exchange and the date of the subsequent distribution, you become eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.


 TAXES PAYABLE BY BENEFICIARIES

 The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the Beneficiary is taxed in the year of payment on gain in the contract.

..   Within 5 years of death of Owner: the Beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the Beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).


 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this


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 prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.


 REPORTING AND WITHHOLDING ON DISTRIBUTIONS Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 ENTITY OWNERS
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.


 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity.

 Where a contract is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the Beneficiary and it is not eligible for the death benefit provided under the contract.


 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the

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 contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated
 Beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.


 QUALIFIED ANNUITY CONTRACTS


 IN GENERAL, AS USED IN THIS PROSPECTUS, A QUALIFIED ANNUITY IS AN ANNUITY CONTRACT WITH APPLICABLE ENDORSEMENTS FOR A TAX-FAVORED PLAN OR A NONQUALIFIED ANNUITY CONTRACT HELD BY A TAX-FAVORED RETIREMENT PLAN.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code)
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS
 IRAS. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.


 CONTRIBUTIONS LIMITS/ROLLOVERS. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2010 the contribution limit is $5,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.


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 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.


 In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.


 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age
    70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $49,000 in 2010 ($49,000 in 2009) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2010, this limit is $245,000 ($245,000 for 2009);

..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $16,500 in 2010 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2010. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.


 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions

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   will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.


 Subject to the minimum Purchase Payment requirements of an Annuity, if you meet certain income limitations you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA or Roth IRA by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. Beginning January 2008, an individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can directly roll over contributions to a Roth IRA. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Prior to January 1, 2010, income and filing status limitations applied to rollovers from non-Roth accounts to a Roth IRA.

 Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.

 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $16,500 in 2010. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2010. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 CAUTION: Under recent IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any

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 additional living and death benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.


 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner.
..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple
    Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or

..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)


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 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING

 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 DEFINED BENEFIT PLANS AND MONEY PURCHASE PENSION PLANS.
 If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

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 DEFINED CONTRIBUTION PLANS (INCLUDING 401(K) PLANS AND ERISA 403(B) ANNUITIES).
 Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAS, NON-ERISA 403(B) ANNUITIES, AND 457 PLANS.
 Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.


 GIFTS AND GENERATION-SKIPPING TRANSFERS

 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.


 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.


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                               OTHER INFORMATION

 PRUCO LIFE AND THE SEPARATE ACCOUNT

 PRUCO LIFE. Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value, for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.

 Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.


 Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" or "administrators" under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2009, non-affiliated entities that could be deemed service providers to Pruco Life and/or another insurer within the Prudential Annuities business unit consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Blue Frog Solutions, Inc. (order entry systems provider) located at 555 SW 12/th/ Ave, Suite 202 Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood, NY 11717, EBIX Inc. (order-entry system) located at 5 Concourse Parkway Suite 3200 Atlanta, GA 30328, ExlService Holdings, Inc., ("EXL"), a Delaware corporation, having its office at 350 Park Avenue, 10/th/ Floor, New York, NY 10022. Diversified Information Technologies Inc. (records management) located at 123 Wyoming Avenue Scranton, PA 18503, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials) located at 26 Barnes Industrial Park Road North Wallingford, CT 06492, Insurance Technologies (annuity illustrations) located at 38120 Amrhein Ave., Livonia, MI 48150, Lason Systems Inc. (contract printing and mailing) located at 1305 Stephenson Highway Troy, MI 48083, Morningstar Associates LLC (asset allocation recommendations) located at 225 West Wacker Drive Chicago, IL 60606, Pershing LLC (order-entry systems provider) located at One Pershing Plaza Jersey City, NJ 07399, Personix (printing and fulfillment of confirmations and client statements) located at 13100 North Promenade Boulevard Stafford, TX 77477, RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301, Stanton Group (qualified plan administrator) located at Two Pine Tree Drive Suite 400 Arden Hills, MN 55112 Attention: Alerus Retirement Solutions, State Street (accumulation unit value calculations) located at State Street Financial Center One Lincoln Street Boston, Massachusetts 02111, The Harty Press, Inc. (printing and fulfillment of marketing materials) located at 25 James Street New Haven, CT 06513, VG Reed & Sons Inc. (printing and fulfillment of annual reports) located at 1002 South 12/th/ Street Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials) located at 255 Long Beach Boulevard Stratford, CT 06615.


 THE SEPARATE ACCOUNT. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuities are those of Pruco Life, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

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


 We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.


 If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.


 With the MVA Options, we use a separate account of Pruco Life different from the Pruco Life Flexible Premium Variable Annuity Account discussed above. This separate account is not registered under the Investment Company Act of 1940. Moreover, you do not participate in the appreciation or depreciation of the assets held by that separate account.


 SERVICE FEES PAYABLE TO PRUCO LIFE

 Pruco Life and/or our affiliates receive substantial and varying administrative service payments, Rule 12b-1 fees, and "revenue sharing" payments from certain underlying Portfolios or related parties. Rule 12b-1 fees compensate our affiliated principal underwriter for distribution, marketing, and/or servicing functions. Administrative services payments compensate us for providing administrative services with respect to Annuity Owners invested indirectly in the Portfolio, which include duties such as recordkeeping shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Portfolios and unaffiliated underlying Portfolios. The administrative services fees we receive from affiliates originate from the assets of the affiliated Portfolio itself and/or the assets of the Portfolio's investment advisor. In recognition of the administrative services provided by the relevant affiliated insurance companies, the investment advisors to certain affiliated Portfolios also make "revenue sharing" payments to such affiliated insurance companies. In any case, the existence of these payments tends to increase the overall cost of investing in the Portfolio. In addition, because these payments are made to us, allocations you make to these affiliated underlying Portfolios benefit us financially.


 We collect these payments and fees under agreements between us and a Portfolio's principal underwriter, transfer agent, investment advisor and/or other entities related to the Portfolio.

 The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Portfolios that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Portfolio on the "menu" of Portfolios that we offer through the Annuity.


 Please see the table entitled "Underlying Mutual Fund Portfolio Annual Expenses" for a listing of the Portfolios that pay a 12b-1 fee. With respect to administrative services fees, the maximum fee (as of December 31, 2009) that we receive is equal to 0.35% of the average assets allocated to the Portfolio(s) under the Annuity. We expect to make a profit on these fees.


 In addition, an investment advisor, sub-advisor or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the advisor, sub-advisor, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the advisor's, sub-advisor's or distributor's participation. These payments or reimbursements may not be offered by all advisors, sub-advisors, or distributors, and the amounts of such payments may vary between and among each advisor, sub-advisor, and distributor depending on their respective participation.

 During 2009, with regard to amounts that were paid under these kinds of arrangements described immediately above, the amounts ranged from approximately $500 to approximately $840,562. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.

 LEGAL STRUCTURE OF THE UNDERLYING FUNDS

 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying mutual fund Portfolios are sold to Separate Accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.


 VOTING RIGHTS

 We are the legal Owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given mutual fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.


 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective Separate Accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between Owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between Owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 CONFIRMATIONS, STATEMENTS, AND REPORTS
 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, auto rebalancing, and the Custom Portfolios Program in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge $50 for each such additional report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

 DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE
 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration (firms). Applications for each Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PAD may offer the Annuity directly to potential purchasers.


 Under the distribution agreement, commissions are paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive all or a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 6.0% for the X Series, 7.0% for the B Series, 5.50% for the L Series and 2.0% for the C Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Unadjusted Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account. Compensation varies by Annuity product, and such differing compensation could be a factor in which Annuity a Financial Professional recommends to you.


 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life products.
   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the firm (or its affiliated broker-dealers).
   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.

 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2009) received payment with respect to our annuity business generally during 2009 (or as to which a payment amount was accrued during 2009). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2009, the least amount paid, and greatest amount paid, were $55 and $2,282,252, respectively. Each of these Annuities also is distributed by other selling firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation ("PALAC"). Such other selling firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2009 retrospective depiction.

 NAME OF FIRM:




 1/st/ Global Capital Corp.                FELTL & Company                           LifeMark Securities Corp.
 Agency                                    Fifth Third Securites, Inc.               Lincoln Financial Advisors
 Allegheny Investments Ltd.                Financial Network Investment Corp.        Lincoln Financial Securities
 Allen & Company of Florida, Inc.          Financial Planning Consultants            Corporation
 Allstate Financial Services, LLC          Financial West Group                      Lincoln Investment Planning
 American Financial Associates             Fintegra, LLC                             Lombard Securities, Inc.
 American Independent Securities Group,    First Allied Securities, Inc.             LPL Financial Corporation
 LLC                                       First Citizens Investor Services Inc      Principal Financial Securities,Inc.
 American Portfolios Financial Services    First Heartland Capital, Inc.             M Holdings Securities, Inc
 Ameriprise Financial Services Inc         First Tennessee Brokerage, Inc.           Main Street Securities, LLC
 Ameritas Investment Corp.                 First Western Advisors                    McClurg Capital Corporation
 Aon Benfield Securities, Inc.             Foothill Securities, Inc.                 Medallion Investment Services
 Associated Securities Corp.               Foresters Equity Services Inc             Merrill Lynch
 AXA Advisors, LLC                         Fortune Financial Services, Inc.          MetLife Securities, Inc.
 Banc of America Invest.Svs(SO)            Founders Financial Securities LLC         Michigan Securities, Inc.
 BancorpSouth Investment Services,         Franklin Templeton Financial Services     MidAmerica Financial Services, Inc.
 Inc.                                      Corp.                                     MML Investors Services, Inc.
 BB&T Investment Services, Inc.            FSC Securities Corp.                      Money Concepts Capital Corp.
 BBVA Compass Investment Solutions,        FSIC                                      Moors & Cabot, Inc.
 Inc.                                      G.A. Repple & Company                     Morgan Keegan & Company
 BCG Securities, Inc.                      Garden State Securities, Inc.             Morgan Stanley Smith Barney, LLC .
 Beneficial Investment Services Inc        Gary Goldberg & Co., Inc.                 Multi-Financial Securities Corp.
 Berthel Fisher & Company                  Geneos Wealth Management, Inc.            Mutual Service Corporation
 Broker Dealer Financial Services          Genworth Financial Securities Corp.       National Planning Corporation
 Brookstone Securities, Inc.               Girard Securities, Inc.                   National Securities Corp.
 Brookstreet Securities Corp.              Great American Advisors, Inc.             Nationwide Planning Associates, Inc
 Cadaret, Grant & Co., Inc.                GunnAllen Financial, Inc.                 Nationwide Securities, LLC
 Calton & Associates, Inc.                 GWN Securities, Inc.                      New England Securities Corp.
 Cambridge Investment Research             H. Beck, Inc.                             Next Financial Group, Inc.
 Cambridge Legacy Securities, LLC          Hantz Financial Services, Inc.            NFP Securities, Inc.
 Cantella & Co., Inc.                      Harbour Investments, Inc.                 Normandy Securities, Inc.
 Capital Advisory Corp.                    Hazard & Siegel, Inc.                     North Ridge Securities Corp.
 Capital Analysts                          HBW Securities LLC                        Northstar Financial Partners, Inc.
 Capital Financial Services, Inc.          Heritage Financial System, Inc.           NRP Financial, Inc.
 Capital Growth Resources                  Horizon Financial Investment              NYLIFE Securities LLC
 Capital Investment Group, Inc.            Corporation                               Ohio National Equities, Inc.
 Capital One Investments, LLC              Hornor, Townsend & Kent, Inc.             OneAmerica Securities, Inc.
 Carillon Investments, Inc.                IMS Securities                            Oppenheimer & Co., Inc. (Fahnestock)
 Centaurus Financial, Inc.                 Independent Financial Grp, LLC            Pacific Advisory Group Of America,
 CFD Investments, Inc.                     Infinex Investments, Inc.                 LLC
 Citigroup Global Markets, Inc.            ING Financial Partners, Inc.              Pacific Financial Associates, Inc.
 Coastal Equities Inc                      Institutional Securities Corp.            Pacific West Securities, Inc.
 Cohen Financial Equities LLC              Intervest International Equities Corp.    Packerland Brokerage Services, Inc.
 Commonwealth Financial Network            Invest Financial Corporation              Park Avenue Securities, LLC
 Community Investment Services, Inc.       Investacorp                               Paulson Investment Co., Inc.
 Comprehensive Asset Management            Investment Centers of America             PlanMember Securities Corp.
 Cornerstone Financial Services            Investment Professionals                  PNC Investments, LLC
 Credit Suisse Asset Management            Investors Capital Corporation             Presidential Brokerage, Inc.
 Securities, Inc.                          Investors Security Co., Inc.              Prime Capital Services, Inc.
 Crown Capital Securities, LP              ISG Equity Sales Corporation              PrimeVest Financial Services, Inc.
 Cumberland Brokerage Corp.                J.J.B. Hilliard Lyons, Inc.               Princor Financial Services Corp.
 CUNA Brokerage Services, Inc.             J.P. Turner & Company, LLC                ProEquities, Inc.
 CUSO Financial Services, LP               Janney Montgomery Scott, LLC.             Professional Asset Management
 CW Securities, LLC                        JMS Securities L.P.                       Prospera Financial Services, Inc.
 David A. Noyes & Company                  Key Investment Services LLC               QA3 Financial Corp.
 Deutsche Bank Securities, Inc.            KMS Financial Services, Inc.              Quest Securities, Inc.
 EDI Financial                             Kovack Securities, Inc.                   Questar Capital Corporation
 Equity Services, Inc.                     LaSalle St. Securities, LLC               Rampart Financial Services Inc
 Essex Financial Services, Inc             Legend Equities Corporation               Raymond James & Associates, Inc.
 Essex Securities, LLC                     Legg Mason Wood Walker, Inc.              Raymond James Financial Services

 RBC Capital Markets Corporation      Summit Brokerage Services, Inc.           VALIC Financial Advisors, Inc
 RBS Securities Inc.                  Summit Equities, Inc.                     Valmark Securities, Inc.
 Regal Securities Inc                 SunAmerica Securities, Inc.               Veritrust Financial, LLC
 Regency Securities, Inc.             Sunset Financial Services, Inc.           VSR Financial Services, Inc.
 Reliant Trading                      SunTrust Investment Services, Inc.        Wall Street Financial Group
 Resource Horizons Group              SWS Financial Services, Inc.              Walnut Street Securities, Inc.
 RNR Securities, LLC                  Synergy Investment Group, LLC             Waterford Investor Services, Inc.
 Robert W. Baird & Co., Inc.          T.S. Phillips Investments, Inc.           Waterstone Financial Group, Inc.
 Royal Alliance Associates, Inc.      TD Waterhouse Investor Services, Inc.     Wells Fargo Advisors Financial
 Sage Rutty & Co., Inc.               TFS Securities, Inc.                      Network LLC
 Sagepoint Financial, Inc.            The Investment Center, Inc.               Wells Fargo Advisors LLC
 Sammons Securities Co., LLC          The O.N. Equity Sales Co.                 Wells Fargo Advisors LLC - Wealth
 Sauders Retirement Advisors, Inc.    The Strategic Financial Alliance, Inc.    Wells Fargo Investments, LLC
 Saunders Discount Brokerage, Inc.    TimeCapital Securities Corp.              Westminster Financial Securities, Inc.
 Scott & Stringfellow, Inc.           Tower Square Securities, Inc.             Weston Securities Corp.
 Securian Financial Services, Inc.    TransAmerica Financial Advisors, Inc.     WFG Investments, Inc.
 Securities America, Inc.             Triad Advisors, Inc.                      Woodbury Financial Services, Inc.
 Securities Service Network, Inc.     Trustmont Financial Group, Inc.           World Choice Securities, Inc.
 Sigma Financial Corporation          UBS Financial Services, Inc.              World Equity Group, Inc.
 Signator Investors, Inc.             United Planners Financial Services of     World Group Securities, Inc.
 SII Investments, Inc.                America                                   Worth Financial Group, Inc
 Sterne, Agee & Leach, Inc.           USA Financial Securities Corp.            WRP Investments, Inc.
 Stifel Nicolaus & Co., Inc.          UVEST Financial Services Group, Inc.


 You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.

 This Annuity is sold through firms that are unaffiliated with us, and also is sold through an affiliated firm called Pruco Securities, LLC. Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuities and variable life insurance (among other products) through its registered representatives. Pruco Securities, LLC also serves as principal underwriter of certain variable life insurance contracts issued by subsidiary insurers of Prudential Financial.

 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 Pruco Life is subject to legal and regulatory actions in the ordinary course of its business. Pruco Life's pending legal and regulatory actions may include proceedings specific to it and proceedings generally applicable to business practices in the industry in which it operates. Pruco Life is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. Pruco Life is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Pruco Life made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Pruco Life may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from its operations, including claims for breach of contract. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Pruco Life and its businesses and products. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life's pending legal and regulatory actions, parties may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

 Commencing in 2003, Prudential Financial received formal requests for information from the SEC and the New York Attorney General's Office ("NYAG") relating to market timing in variable annuities by certain American Skandia entities. In connection with these investigations, with the approval of Skandia Insurance Company Ltd. (publ) ("Skandia"), an offer was made by American Skandia to the SEC and NYAG, to settle these matters by paying restitution and a civil penalty. In April 2009, AST Investment Services, Inc., formerly named American Skandia Investment Services, Inc. ("ASISI"), reached a resolution of these investigations by the SEC and NYAG into market timing related misconduct involving certain variable annuities. The settlements relate to conduct that generally occurred between January 1998 and September 2003. ASISI is an affiliate of Pruco Life and serves as investment manager for certain investment options under Pruco Life's variable life insurance and annuity products. Prudential Financial acquired ASISI from Skandia in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these investigations. These settlements resolve the investigations by the above named authorities into these matters, subject to the settlement terms. Under the terms of the settlements, ASISI paid a total of $34 million in disgorgement and an additional $34 million as a civil money penalty into a Fair Fund administered by the SEC to compensate those harmed by the market timing related activities. Pursuant to the settlements, ASISI has retained, at its ongoing cost and expense, the services of an Independent Distribution Consultant acceptable to the Staff of the SEC to develop a proposed distribution plan for the distribution of Fair Fund amounts according to a methodology developed in consultation with and acceptable to the Staff. As part of these settlements, ASISI hired an independent third party, which has conducted a compliance review and issued a report of its findings and recommendations to ASISI's Board of Directors, the Audit Committee of the Advanced Series Trust Board of Trustees and the Staff of the SEC. In addition, ASISI has agreed, among other things, to continue to cooperate with the SEC and NYAG in any litigation, ongoing investigations or other proceedings relating to or arising from their investigations into these matters. Under the terms of the purchase agreement pursuant to which Prudential Financial acquired ASISI from Skandia, Prudential Financial was indemnified for the settlements.

 Pruco Life's litigation and regulatory matters may be subject to many uncertainties, and as a result, their outcome cannot be predicted. It is possible that Pruco Life's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation or regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life's financial position. Management believes, however, that based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life's financial position.


 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:
..   Company
..   Experts
..   Principal Underwriter
..   Payments Made to Promote Sale of Our Products
..   Allocation of Initial Purchase Payment
..   Determination of Accumulation Unit Values
..   Financial Statements

 HOW TO CONTACT US
 You can contact us by:
..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours,
..   writing to us via regular mail at Prudential Annuity Service Center, P.O.
    Box 7960, Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

..   writing to us via overnight mail, certified, or registered mail delivery at the Prudential Annuity Service Center, 2101 Welsh Road, Dresher, PA 19025.

..   accessing information about your Annuity through our Internet Website at
    www.prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.


 Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique Unit value corresponding to each combination of such contract features.

 Because each Annuity is new, no historical Unit values are depicted here. However, such historical Unit values will be set forth in subsequent amendments to this prospectus.

       APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

 Pruco Life Insurance Company offers several deferred variable annuity products. Each annuity, (X, L, B, C Series), has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on your state of residence and/or the broker-dealer through which your annuity was sold. You can verify which of these annuities is available to you by speaking to your Financial Professional or calling 1-888-PRU-2888.

 Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
..   Your age;
..   The amount of your investment and any planned future Purchase Payments into the annuity,
..   How long you intend to hold the annuity (also referred to as investment time horizon);
..   Your desire to make withdrawals from the annuity and the timing thereof;
..   Your investment objectives;
..   The guarantees optional benefits may provide
..   Your desire to minimize costs and/or maximize return associated with the annuity.

 You can compare the costs of the X-Series, L-Series, B-Series, and C-Series by examining the section in this prospectus entitled "Summary of Contract Fees and Charges". There are trade-offs associated with the costs and benefits provided by each of the Series. Generally, shorter-term CDSC products such as the C-Series and L-Series provide higher Surrender Value in short-duration scenarios, while long-term CDSC classes such as the B-Series and X-Series provide higher Surrender Values in long-term scenarios. Please note, while the Insurance Charges differ among the Series, beginning after the 9th Annuity Year they are all equal.

 In choosing which Series to purchase, you should consider the features and the associated costs that offer the greatest value to you. The different features may include:
..   Variations on your ability to access funds in your Annuity without the imposition of a Contingent Deferred Sales Charge (CDSC),
..   Different ongoing fees and charges you pay to stay in the Annuity,
..   Purchase Credits made available.

 An Annuity without CDSC or a shorter CDSC may provide flexibility and greater Surrender Value in earlier years; however, if you intend to hold the Annuity long term, it may result in a trade off for value in later years. An Annuity that provides a Purchase Credit has a higher Insurance Charge until after the 9th Annuity Year and a longer CDSC period than other Annuities without a Purchase Credit. However, the Purchase Credit may add long term value.

 The following chart outlines some of the different features for each Annuity sold through this prospectus. The availability of optional benefits, such as those noted in the chart, increase the total cost of the Annuity. Certain living benefits are intended to address longevity risks or market risk. You should consider whether your need for a living benefit alters your time horizon and then ultimately your share class decision. You should carefully consider which features you plan to use when selecting your annuity, and the impact of such features in relation to your investment objectives and which share class may be most appropriate for you.

 To demonstrate the impact of the various expense structures, the hypothetical examples on the following pages reflect the Account Value and Surrender Value of each Annuity over a variety of holding periods. These charts reflect the impact of different hypothetical rates of return and the comparable value of each of the Annuities (which reflects the charges associated with each Annuity) under the assumptions noted.

 PRUCO LIFE PRODUCT COMPARISON
 Below is a summary of Pruco Life's annuity products sold through this prospectus. X Series refers to Prudential Premier Retirement Variable Annuity X Series, B Series refers to Prudential Premier Retirement Variable Annuity B Series, L Series refers to Prudential Premier Retirement Variable Annuity L Series, and C Series refers to Prudential Premier Retirement Variable Annuity C Series. Your registered Financial Professional can provide you with the prospectus for the underlying portfolios and can guide you through Selecting the Annuity That's Right For You and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectus carefully before investing. Pruco Life Insurance Company does not make recommendations or provide investment advice. Please note that X Series Annuities sold in Connecticut have a different CDSC schedule.

   Annuity Comparison              X Series                        B Series                   L Series     C Series
-------------------------------------------------------------------------------------------------------------------
Minimum Investment         $10,000                   $1,000                               $10,000          $10,000
-------------------------------------------------------------------------------------------------------------------
Maximum Issue Age          80                        85                                   85               85
-------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales  9 Years                   7 Years                              4 Years          N/A
 Charge Schedule           (9%, 9%, 9%, 9%, 8%,      (7%, 7%, 6%, 6%, 5%,                 (7%, 7%, 6%, 5%)
 (Based on date of each    8%, 8%, 5%, 2.5%)         5%, 5%)
 purchase payment)
 May vary by state
-------------------------------------------------------------------------------------------------------------------
Total Insurance Charge     1.85%                     1.30%                                1.70%            1.75%
 (during first 9 Annuity
 Years)
-------------------------------------------------------------------------------------------------------------------
Total Insurance Charge                                              1.30%
 (after 9th Annuity Year)
-------------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee                               Lesser of:
                                                      $50, or
                                                      2% of Unadjusted
                                                         Account Value
                                                      Waived for
                                                         Premiums =(greater than) $100k
-------------------------------------------------------------------------------------------------------------------
Purchase Credit            Yes, based on purchase    No                                   No               No
                           payments
                            Yrs 1-4:
                               6% (3% age 82+)
                            Yrs 5+: N/A
                           Recaptured in certain
                           circumstances
-------------------------------------------------------------------------------------------------------------------
MVA Options                                          6 and 12 month
                                                     DCA MVA options;
                                                     3-, 5-, 7-& 10-yr MVA
                                                     Options
-------------------------------------------------------------------------------------------------------------------
Variable Investment                                  Advanced Series Trust
 Options (Not all options                            Franklin Templeton VIT
 available with certain
 optional benefits)
-------------------------------------------------------------------------------------------------------------------
Minimum Death Benefit      Greater of:               Greater of:
                            Purchase payments         Purchase payments
                               minus proportional        minus proportional
                               withdrawals, and          withdrawals, and
                            Unadjusted                Unadjusted
                               Account Value,            Account Value
                           Less any Purchase Credits
                           recaptured in certain
                           circumstances
-------------------------------------------------------------------------------------------------------------------
Optional Death Benefits                                 HAV
 (for an additional cost)                               Combo 5% Roll-up & HAV
-------------------------------------------------------------------------------------------------------------------
Optional Living Benefits                                HD6 Plus;
 (for an additional cost)                               HD6 Plus w/ LIA;
                                                        Spousal HD6 Plus;
                                                        HD GRO II;
                                                        GRO Plus II
-------------------------------------------------------------------------------------------------------------------


 HYPOTHETICAL ILLUSTRATION
 The following examples outline the value of each Annuity as well as the amount that would be available to an investor as a full surrender at the end of each of the Annuity Years specified. The values shown below are based on the following assumptions: An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0% and 6% and 10%, respectively.


 No additional Purchase Payments or withdrawals are made from the Annuity. The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level (which is 1.10% for all Series) based on the fees and expenses of the applicable underlying portfolios as of December 31, 2009. The arithmetic average of all fund expenses is computed by adding portfolio management fees, 12b-1 fees and other expenses of all the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table. The Separate Account level charges refer to the Insurance Charge.

 The Account Value and Surrender Value are further reduced by the Annual Maintenance Fee, if applicable. For X-Series, the Account Value and Surrender Value also reflect the addition of any applicable Purchase Credits.

 The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the CDSC applicable to that Annuity Year. Note that a withdrawal on the Annuity Anniversary, or the day before the Annuity Anniversary, would be subject to the CDSC applicable to the next Annuity Year, which may be lower. The CDSC is calculated based on the date that the Purchase Payment was made and for purposes of these examples, we assume that a single Purchase Payment of $100,000 was made on the Issue Date. The values that you actually experience under an Annuity will be different from what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide your Financial Professional with a personalized illustration upon request).

 If, for an additional fee, you elect an optional living benefit that has a Protected Withdrawal Value (PWV), the expenses will be higher and the values will differ from those shown in the charts below. Similar to Account and Surrender Values, the PWV will differ by share class. Typically, the share class with the higher Account Value will translate into the relatively higher PWV unless the net rate of return is below the roll-up rate of 6% where the PWV of the C, L and B would all grow equally by the guaranteed amount. The X Series, because of the impact of the Purchase Credit applied to the Account Value will yield the relatively highest PWV in all scenarios. If the 10 and 20 year minimum guarantees increase the PWV, the PWV of C, L, and B would all be equal at that time. The X Series would yield the highest PWV with the 10 and 20 year minimum guarantees due to the impact of the Purchase Credit.



 0% GROSS RATE OF RETURN



        ----------------------------------------------------------------------------
             L Share             B Share            X Share            C Share
        ----------------------------------------------------------------------------
        Net rate of return Net rate of return  Net rate of return Net rate of return
        Yrs 1-10  -2.78%   All years  -2.39%   Yrs 1-10  -2.93%   Yrs 1-10  -2.83%
        Yrs 10+   -2.39%                       Yrs 10+   -2.39%   Yrs 10+   -2.39%
        ----------------------------------------------------------------------------
Annuity Account  Surrender  Account  Surrender Account  Surrender Account  Surrender
 Year    Value     Value     Value     Value    Value     Value    Value     Value
------------------------------------------------------------------------------------
   1     97,226   90,226    97,621    90,621   102,903   93,903    97,177   97,177
------------------------------------------------------------------------------------
   2     94,522   87,522    95,292    88,292    99,888   90,888    94,426   94,426
------------------------------------------------------------------------------------
   3     91,893   85,893    93,018    87,018    96,962   87,962    91,753   91,753
------------------------------------------------------------------------------------
   4     89,337   84,337    90,799    84,799    94,121   85,121    89,156   89,156
------------------------------------------------------------------------------------
   5     86,853   86,853    88,633    83,633    91,364   83,364    86,632   86,632
------------------------------------------------------------------------------------
   6     84,437   84,437    86,519    81,519    88,687   80,687    84,180   84,180
------------------------------------------------------------------------------------
   7     82,088   82,088    84,455    79,455    86,089   78,089    81,797   81,797
------------------------------------------------------------------------------------
   8     79,805   79,805    82,440    82,440    83,567   78,567    79,481   79,481
------------------------------------------------------------------------------------
   9     77,586   77,586    80,473    80,473    81,119   78,619    77,231   77,231
------------------------------------------------------------------------------------
  10     75,428   75,428    78,553    78,553    78,742   78,742    75,045   75,045
------------------------------------------------------------------------------------
  11     73,628   73,628    76,679    76,679    76,862   76,862    73,254   73,254
------------------------------------------------------------------------------------
  12     71,871   71,871    74,850    74,850    75,029   75,029    71,506   71,506
------------------------------------------------------------------------------------
  13     70,156   70,156    73,064    73,064    73,239   73,239    69,800   69,800
------------------------------------------------------------------------------------
  14     68,483   68,483    71,321    71,321    71,491   71,491    68,135   68,135
------------------------------------------------------------------------------------
  15     66,849   66,849    69,619    69,619    69,786   69,786    66,510   66,510
------------------------------------------------------------------------------------
  16     65,254   65,254    67,959    67,959    68,121   68,121    64,923   64,923
------------------------------------------------------------------------------------
  17     63,697   63,697    66,337    66,337    66,496   66,496    63,374   63,374
------------------------------------------------------------------------------------
  18     62,178   62,178    64,755    64,755    64,909   64,909    61,862   61,862
------------------------------------------------------------------------------------
  19     60,694   60,694    63,210    63,210    63,361   63,361    60,386   60,386
------------------------------------------------------------------------------------
  20     59,246   59,246    61,702    61,702    61,849   61,849    58,946   58,946
------------------------------------------------------------------------------------
  21     57,833   57,833    60,230    60,230    60,374   60,374    57,539   57,539
------------------------------------------------------------------------------------
  22     56,453   56,453    58,793    58,793    58,933   58,933    56,167   56,167
------------------------------------------------------------------------------------
  23     55,106   55,106    57,390    57,390    57,527   57,527    54,827   54,827
------------------------------------------------------------------------------------
  24     53,792   53,792    56,021    56,021    56,155   56,155    53,519   53,519
------------------------------------------------------------------------------------
  25     52,508   52,508    54,685    54,685    54,815   54,815    52,242   52,242
------------------------------------------------------------------------------------



 ASSUMPTIONS:

 a. $100,000 initial investment

 b. Fund Expenses = 1.10%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after May 1, 2010

 e. Surrender Value assumes surrender 2 days before Annuity Anniversary

 The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 0% gross annual return, the C-Series has the highest Surrender Value in the first four Annuity Years, the L-Series has the highest Surrender Value in Annuity Years five, six, and seven, the B-Series has the highest Surrender Value in Annuity Years eight and nine, and the X-Series has the highest Surrender Value from the tenth Annuity Year on.

 For X Series Annuities issued in the state of Connecticut:

 Due to the state-specific CDSC schedule for X Series Annuities issued in Connecticut, the Surrender Values shown above may differ. Please refer to Appendix E for details.




 6% GROSS RATE OF RETURN



        ----------------------------------------------------------------------------
             L Share             B Share            X Share            C Share
        ----------------------------------------------------------------------------
        Net rate of return Net rate of return  Net rate of return Net rate of return
        Yrs 1-10   3.05%   All years   3.47%   Yrs 1-10   2.89%   Yrs 1-10   3.00%
        Yrs 10+    3.47%                       Yrs 10+    3.47%   Yrs 10+    3.47%
        ----------------------------------------------------------------------------
Annuity Account  Surrender  Account  Surrender Account  Surrender Account  Surrender
 Year    Value     Value     Value     Value    Value     Value    Value     Value
------------------------------------------------------------------------------------
   1    103,043    96,043   103,461    96,461  109,060   100,060  102,991   102,991
------------------------------------------------------------------------------------
   2    106,188    99,188   107,053   100,053  112,217   103,217  106,080   106,080
------------------------------------------------------------------------------------
   3    109,429   103,429   110,769   104,769  115,465   106,465  109,262   109,262
------------------------------------------------------------------------------------
   4    112,768   107,768   114,614   108,614  118,807   109,807  112,539   112,539
------------------------------------------------------------------------------------
   5    116,210   116,210   118,592   113,592  122,246   114,246  115,915   115,915
------------------------------------------------------------------------------------
   6    119,756   119,756   122,709   117,709  125,784   117,784  119,391   119,391
------------------------------------------------------------------------------------
   7    123,411   123,411   126,968   121,968  129,425   121,425  122,972   122,972
------------------------------------------------------------------------------------
   8    127,177   127,177   131,375   131,375  133,172   128,172  126,661   126,661
------------------------------------------------------------------------------------
   9    131,059   131,059   135,936   135,936  137,026   134,526  130,460   130,460
------------------------------------------------------------------------------------
  10    135,058   135,058   140,654   140,654  140,993   140,993  134,373   134,373
------------------------------------------------------------------------------------
  11    139,745   139,745   145,536   145,536  145,885   145,885  139,036   139,036
------------------------------------------------------------------------------------
  12    144,595   144,595   150,588   150,588  150,948   150,948  143,862   143,862
------------------------------------------------------------------------------------
  13    149,615   149,615   155,815   155,815  156,188   156,188  148,855   148,855
------------------------------------------------------------------------------------
  14    154,808   154,808   161,224   161,224  161,610   161,610  154,022   154,022
------------------------------------------------------------------------------------
  15    160,182   160,182   166,820   166,820  167,219   167,219  159,369   159,369
------------------------------------------------------------------------------------
  16    165,742   165,742   172,611   172,611  173,024   173,024  164,901   164,901
------------------------------------------------------------------------------------
  17    171,495   171,495   178,603   178,603  179,030   179,030  170,625   170,625
------------------------------------------------------------------------------------
  18    177,448   177,448   184,802   184,802  185,244   185,244  176,547   176,547
------------------------------------------------------------------------------------
  19    183,607   183,607   191,217   191,217  191,674   191,674  182,676   182,676
------------------------------------------------------------------------------------
  20    189,981   189,981   197,854   197,854  198,328   198,328  189,016   189,016
------------------------------------------------------------------------------------
  21    196,575   196,575   204,722   204,722  205,212   205,212  195,578   195,578
------------------------------------------------------------------------------------
  22    203,399   203,399   211,828   211,828  212,335   212,335  202,366   202,366
------------------------------------------------------------------------------------
  23    210,459   210,459   219,181   219,181  219,705   219,705  209,391   209,391
------------------------------------------------------------------------------------
  24    217,764   217,764   226,789   226,789  227,332   227,332  216,659   216,659
------------------------------------------------------------------------------------
  25    225,323   225,323   234,662   234,662  235,223   235,223  224,180   224,180
------------------------------------------------------------------------------------



 ASSUMPTIONS:

 a. $100,000 initial investment

 b. Fund Expenses = 1.10%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after May 1, 2010

 e. Surrender Value assumes surrender 2 days before Annuity Anniversary


 The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 6% gross annual return, the C-Series has the highest Surrender Value in the first four Annuity Years, the L-Series has the highest Surrender Value in Annuity Years five, six, and seven, the B-Series has the highest Surrender Value in Annuity Years eight and nine, and the X-Series has the highest Surrender Value from the tenth Annuity Year on.

 For X Series Annuities issued in the state of Connecticut:

 Due to the state-specific CDSC schedule for X Series Annuities issued in Connecticut, the Surrender Values shown above may differ. Please refer to Appendix E for details. The C-Series has the highest Surrender Value in the first four Annuity Years, the L-Series has the highest Surrender Value in Annuity Years five and six, the B-Series has the highest Surrender Value in Annuity Years eight and nine, and the X-Series has the highest Surrender Value in year seven and from the tenth Annuity Year on.




 10% GROSS RATE OF RETURN



        ----------------------------------------------------------------------------
             L Share             B Share            X Share            C Share
        ----------------------------------------------------------------------------
        Net rate of return Net rate of return  Net rate of return Net rate of return
        Yrs 1-10   6.94%   All years   7.38%   Yrs 1-10   6.78%   Yrs 1-10   6.89%
        Yrs 10+    7.38%                       Yrs 10+    7.38%   Yrs 10+    7.38%
        ----------------------------------------------------------------------------
Annuity Account  Surrender  Account  Surrender Account  Surrender Account  Surrender
 Year    Value     Value     Value     Value    Value     Value    Value     Value
------------------------------------------------------------------------------------
   1    106,921    99,921   107,355   100,355  113,164   104,164  106,867   106,867
------------------------------------------------------------------------------------
   2    114,342   107,342   115,273   108,273  120,833   111,833  114,226   114,226
------------------------------------------------------------------------------------
   3    122,278   116,278   123,775   117,775  129,023   120,023  122,091   122,091
------------------------------------------------------------------------------------
   4    130,765   125,765   132,905   126,905  137,767   128,767  130,499   130,499
------------------------------------------------------------------------------------
   5    139,840   139,840   142,707   137,707  147,104   139,104  139,485   139,485
------------------------------------------------------------------------------------
   6    149,546   149,546   153,233   148,233  157,074   149,074  149,091   149,091
------------------------------------------------------------------------------------
   7    159,925   159,925   164,535   159,535  167,719   159,719  159,357   159,357
------------------------------------------------------------------------------------
   8    171,025   171,025   176,671   176,671  179,086   174,086  170,331   170,331
------------------------------------------------------------------------------------
   9    182,895   182,895   189,701   189,701  191,224   188,724  182,060   182,060
------------------------------------------------------------------------------------
  10    195,589   195,589   203,693   203,693  204,184   204,184  194,597   194,597
------------------------------------------------------------------------------------
  11    210,013   210,013   218,717   218,717  219,240   219,240  208,947   208,947
------------------------------------------------------------------------------------
  12    225,503   225,503   234,849   234,849  235,411   235,411  224,359   224,359
------------------------------------------------------------------------------------
  13    242,136   242,136   252,171   252,171  252,774   252,774  240,907   240,907
------------------------------------------------------------------------------------
  14    259,995   259,995   270,770   270,770  271,418   271,418  258,675   258,675
------------------------------------------------------------------------------------
  15    279,171   279,171   290,742   290,742  291,437   291,437  277,755   277,755
------------------------------------------------------------------------------------
  16    299,762   299,762   312,186   312,186  312,933   312,933  298,241   298,241
------------------------------------------------------------------------------------
  17    321,872   321,872   335,212   335,212  336,014   336,014  320,239   320,239
------------------------------------------------------------------------------------
  18    345,612   345,612   359,936   359,936  360,797   360,797  343,858   343,858
------------------------------------------------------------------------------------
  19    371,104   371,104   386,484   386,484  387,409   387,409  369,221   369,221
------------------------------------------------------------------------------------
  20    398,475   398,475   414,990   414,990  415,983   415,983  396,453   396,453
------------------------------------------------------------------------------------
  21    427,866   427,866   445,599   445,599  446,664   446,664  425,695   425,695
------------------------------------------------------------------------------------
  22    459,424   459,424   478,465   478,465  479,609   479,609  457,093   457,093
------------------------------------------------------------------------------------
  23    493,310   493,310   513,755   513,755  514,984   514,984  490,807   490,807
------------------------------------------------------------------------------------
  24    529,695   529,695   551,648   551,648  552,968   552,968  527,007   527,007
------------------------------------------------------------------------------------
  25    568,764   568,764   592,337   592,337  593,753   593,753  565,878   565,878
------------------------------------------------------------------------------------



 ASSUMPTIONS:

 a. $100,000 initial investment

 b. Fund Expenses = 1.10%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after May 1, 2010

 e. Surrender Value assumes surrender 2 days before Annuity Anniversary


 The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 10% gross annual return, the C-Series has the highest Surrender Value in the first four Annuity Years, the L-Series has the highest Surrender Value in Annuity Years five, six, and seven, the B-Series has the highest Surrender Value in Annuity Years eight and nine, and the X-Series has the highest Surrender Value from the tenth Annuity Year on.

 For X Series Annuities issued in the state of Connecticut:

 Due to the state-specific CDSC schedule for X Series Annuities issued in Connecticut, the Surrender Values shown above may differ. Please refer to Appendix E for details. The C-Series has the highest Surrender Value in the first four Annuity Years, the L-Series has the highest Surrender Value in Annuity Years five and six, the B-Series has the highest Surrender Value in Annuity Years eight and nine, and the X-Series has the highest Surrender Value in year seven and from the tenth Annuity Year on.

   APPENDIX C - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT
              (INCLUDING HIGHEST DAILY LIFETIME 6 PLUS WITH LIA)

  TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\us\\ - The secondary upper target is established on the Effective Date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the Unadjusted Account Value of all elected DCA MVA Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, including the amount of any associated Purchase Credits, and adjusted proportionally for Excess Income*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments (including the amount of any associated Purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Unadjusted Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments (including the amount of any associated Purchase Credits) and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

 DAILY TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary. Target Values are subject to change for new elections of this benefit on a going-forward basis.

                            L    =    0.05 * P * a

 Daily Transfer Calculation:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

   . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) C\\us\\ or if on any day r (greater than) C\\us\\, and transfers have not been suspended due to the 90% cap rule, assets in the Permitted Sub-accounts and the DCA MVA Options, if applicable, are transferred to the AST Investment Grade Bond Portfolio Sub-account.

   . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

 90% CAP RULE: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs that results in 90% of the Unadjusted Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-accounts, the Unadjusted Account value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),       Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))    Sub-accounts and the DCA MVA Options to the
                                                                   AST Investment Grade Bond Sub-account
 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] /       Money is transferred from the AST Investment
           (1 - C\\t\\))}                                          Grade Bond Sub-account to the Permitted Sub-
                                                                   accounts

 Monthly Transfer Calculation
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.

                     "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73   6.7  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

         APPENDIX D: FORMULA FOR HIGHEST DAILY GRO II AND GRO PLUS II

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   .   V\\F\\ is the current Account Value of amounts held in the MVA Options

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the Maturity Date

   . d\\i\\ is the discount rate applicable to the number of days until the Maturity Date. It is determined with reference a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable Guarantee Period. We call the greatest of these values the "current liability (L)."

    L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\) /(Ni/365)/

 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap.

 The transfer amount is calculated by the following formula:

 T    =    {Min (MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.


 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0. The transfer amount is calculated by the following formula:


  T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.


 90% Cap Rule: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.

APPENDIX E - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

 Certain features of your Annuity may be different than the features described earlier in this prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.


Jurisdiction  Special Provisions
------------  ----------------------------------------------------------------
California    Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Medically-Related Surrender is not available.
              For the California annuity forms, "contingent deferred sales charges" are referred to as "surrender charges".

Connecticut   Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Different CDSC schedule for X Series. No recapture of Purchase Credits upon death.
              The CDSC Schedule for X Series Annuities in Connecticut is as follows:


                                               Percentage Applied
                                                Against Purchase
                                                 Payment being
Age of Purchase Payment being Withdrawn            Withdrawn
---------------------------------------        ------------------
Less than one year old                                 9.0%
1 year old or older, but not yet 2 years old          8.50%
2 years old or older, but not yet 3 years old          8.0%
3 years old or older, but not yet 4 years old          8.0%
4 years old or older, but not yet 5 years old         7.75%
5 years old or older, but not yet 6 years old         7.75%
6 years old or older, but not yet 7 years old          5.0%
7 years old or older, but not yet 8 years old          4.0%
8 years old or older, but not yet 9 years old          2.5%
9 or more years old                                    0.0%


Florida        One year waiting period for annuitization.

Iowa           Market Value Adjustment Options are not available.
Massachusetts  The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity
               Option or any lifetime withdrawal option benefit. Medically
               Related Surrenders are not available.

Montana The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.

Nevada Credits applied to Purchase Payments for a designated class of Annuity Owners are not available.

Texas Credits applied to Purchase Payments for a designated class of Annuity Owners are not available.

Washington     Combination 5% Roll-up and Highest Anniversary Value Death
               Benefit is not available.
               Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. The DCA MVA Option is not available.

                           APPENDIX F - MVA FORMULAS


                     MVA FORMULA FOR LONG-TERM MVA OPTIONS


 The MVA formula is applied separately to each MVA Option to determine the Account Value of the MVA Option on a particular date.

 The MVA factor is equal to:

                             [(l+I)/(l+J+K)]^/N/12/

                                     where:

        I = the Crediting Rate for the MVA Option;

        J = the Rate for the remaining Guarantee Period, determined as described below;

        K = the Liquidity Factor set forth in the Rider for this MVA Option; and

        N = the number of months remaining in the Guarantee Period duration, rounded up to the nearest whole month

 For the purposes of determining "j",

                                   Y = /N/12/

 GP\\1\\ = the smallest whole number of years greater than or equal to Y.

 r\\1\\ = the rate for Guarantee Periods of duration GP\\1\\, which will equal the crediting rate if such Guarantee Period duration is currently available.

 GP\\2\\ = the greatest whole number of years less than or equal to Y, but not less than 1.

 r\\2\\ = the rate for Guarantee Periods of duration GP\\2\\, which will equal the crediting rate if such Guarantee Period duration is currently available.

 If we do not currently offer a Guarantee Period of duration GP\\1\\ or duration GP\\2\\, we will determine r\\1\\ and / or r\\2\\ by linearly interpolating between the current rates of Guarantee Periods closest in duration. If we cannot interpolate because a Guarantee Period of lesser duration is not available, then r\\1\\ and / or r\\2\\ will be equal to [(1) +
 (2) - (3)], where (1), (2), and (3) are defined as:

 (1)= the current Treasury spot rate for GP\\1\\ or GP\\2\\, respectively, and
 (2)= the current crediting rate for the next longer Guaranteed Period duration currently available, and
 (3)= the current Treasury spot rate for the next longer Guaranteed Period duration currently available.

 The term "current Treasury spot rate" refers to the rates that existed at the time the crediting rates were last determined.

 To determine "j":

 If Y is an integer, and if Y is equal to a Guarantee Period duration that we currently offer, "j" is equal to the crediting rate associated with a Guarantee Period duration of Y years.

 If Y is less than 1, then "j" = r\\2\\.

 Otherwise, we determine "j" by linearly interpolating between r\\1\\ and r\\2\\, using the following formula:

   J = (R\\1\\ * (Y - GP\\2\\) + r\\2\\ * (GP\\1\\ - Y))/(GP\\1\\ - GP\\2\\)

 The current rate ("j") in the MVA formula is subject to the same Guaranteed Minimum Interest Rate as the Crediting Rate.

 We reserve the right to waive the liquidity factor set forth above.


 MVA Examples For Long-Term MVA Options
 The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
   . You allocate $50,000 into an MVA Option (we refer to this as the "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).
   . The crediting rate associated with the MVA Option beginning on Allocation Date and maturing on Maturity Date is 5.50% (I = 5.50%).
   . You make no withdrawals or transfers until you decide to withdraw the entire MVA Option after exactly three (3) years, at which point 24 months remain before the Maturity Date (N = 24).

 Example of Positive MVA
 Assume that at the time you request the withdrawal, the crediting rate associated with the fixed allocation maturing on the Maturity Date is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

    MVA Factor = [(1+I)/(1+J+0.0025)]^/N/12/ = [1.055/1.0425]^/2/ = 1.024125
                         Unadjusted Value = $58,712.07
 Adjusted Account Value after MVA = Unadjusted Value X MVA Factor = $60,128.47

 Example of Negative MVA
 Assume that at the time you request the withdrawal, the crediting rate associated with the fixed allocation maturing on the Maturity Date is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

    MVA Factor = [(1+I)/(1+J+0.0025)]^/N/12/ = [1.055/1.0725]^/2/ = 0.967632
                         Unadjusted Value = $58,712.07
 Adjusted Account Value after MVA = Unadjusted Value X MVA Factor = $56,811.69


 MVA FORMULA FOR 6 OR 12 MONTH DCA MVA OPTIONS
 The MVA formula is applied separately to each DCA MVA Option to determine the Account Value of the DCA MVA Option on a particular date.

 The Market Value Adjustment Factor applicable to the MVA Options we make available under the 6 or 12 Month Dollar Cost Averaging Program is as follows:

 The MVA factor is equal to:

                             [(l+I)/(l+J+K)]^/N/12/

                                     where:

        I = the Index Rate established at inception of a DCA MVA Option. This Index Rate will be based on a Constant Maturity Treasury (CMT) rate for a maturity (in months) equal to the initial duration of the DCA MVA Option. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to initiation of the DCA MVA Option. The CMT Index will be based on "Treasury constant maturities nominal 12" rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

        J = the Index Rate determined at the time the MVA calculation is needed, based on a CMT rate for the amount of time remaining in the DCA MVA Option. The amount of time will be based on the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to the date for which the MVA calculation is needed. The CMT Index will be based on "Treasury constant maturities nominal 12" rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

        K = the Liquidity Factor set forth in the Rider for this MVA Option; and

        N = the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month.

 If the "Treasury constant maturities nominal 12" rates available through Federal Reserve Statistical Release H. 15 should become unavailable at any time, or if the rate for a 1-month maturity should become unavailable through this source, we will substitute rates which, in our opinion, are comparable.

 We reserve the right to waive the Liquidity Factor.

                          PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                          FURTHER DETAILS ABOUT THE PRUCO LIFE PRUDENTIAL PREMIER(R) RETIREMENT
                          VARIABLE ANNUITY X SERIES, B SERIES, L SERIES AND C SERIES/SM/ ANNUITY
                          DESCRIBED IN PROSPECTUS (05/01/2010)
                                             ----------------------------------------
                                               (print your name)
                                             ----------------------------------------
                                                   (address)
                                             ----------------------------------------
                                              (city/state/zip code)


                          Please send your request to:
                             REGULAR MAIL DELIVERY
                            ANNUITIES SERVICE CENTER
                                 P.O. Box 7960
                             Philadelphia, PA 19176

                        OVERNIGHT SERVICE, CERTIFIED OR
                            REGISTERED MAIL DELIVERY
                      PRUDENTIAL ANNUITIES SERVICE CENTER
                                2101 Welsh Road
                               Dresher, PA 19025

                                                         ----------------
        [LOGO] Prudential                                   PRSRT STD
        The Prudential Insurance Company of America       U.S. POSTAGE
        751 Broad Street                                      PAID
        Newark, NJ 07102-3777                             LANCASTER, PA
                                                         PERMIT NO. 1793
                                                         ----------------

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION


                                  May 1, 2010


         PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT VARIABLE
                               ANNUITY CONTRACTS

The Prudential Premier(R) Retirement Variable Annuity X SERIES(SM)("X SERIES"), Prudential Premier(R) Retirement Variable Annuity B SERIES(SM) ("B SERIES"), Prudential Premier(R) Retirement Variable Annuity L SERIES(SM) ("L SERIES"), and Prudential Premier(R) Retirement Variable Annuity C SERIES(SM) ("C SERIES") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). Each Annuity is purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of not less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the X Series, the L Series, the B Series and the C Series prospectus dated May 1, 2010. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.


                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Company                                                                      2

Experts                                                                      2

Principal Underwriter                                                        2

Payments Made to Promote Sale of Our Products                                2

Allocation of Initial Purchase Payment                                       3

Determination of Accumulation Unit Values                                    3

Separate Account Financial Information                                      A1

Company Financial Information                                               B1

                                    Prudential Annuity Service Center
 Pruco Life Insurance Company                 P.O. Box 7960
    213 Washington Street                Philadelphia, PA 19176
    Newark, NJ 07102-2992               Telephone: (888) PRU 2888

The Prudential Premier(R) Retirement Variable Annuity X SERIES(SM)("X SERIES"), Prudential Premier(R) Retirement Variable Annuity B SERIES(SM) ("B SERIES"), Prudential Premier(R) Retirement Variable Annuity L SERIES(SM) ("L SERIES"), and Prudential Premier(R) Retirement Variable Annuity C SERIES(SM) ("C SERIES") are service marks of The Prudential Insurance Company of America.

                                    COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2009 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER

Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

With respect to all individual variable annuities issued through the Account, PAD received commissions of $231,193,283, $154,899,679, and $116,185,253, in
2009, 2008, and 2007 respectively. PAD retained none of those commissions.

As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

    . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life products that were sold through the firm (or its affiliated broker/dealers).

    . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm (or its affiliated broker/dealers).

    . Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2009) received payment with respect to annuity business during 2009 (or as to which a payment amount was accrued during 2009). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2009, the least amount paid, and greatest amount paid, were $55 and $2,282,252, respectively.

                    ALLOCATION OF INITIAL PURCHASE PAYMENT

As discussed in the prospectus, we generally will credit the initial purchase payment to your Annuity within two Valuation Days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your Annuity purchase is in the form of several amounts originating from different sources.

Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation. When we receive the minimum initial purchase payment and any other "good order" information that we need, we will thereafter allocate your purchase payment in the manner that you have specified.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each Valuation Day. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for that Sub-account for the current Valuation Day. The net investment factor for any Valuation Day is determined by dividing the value of the assets of the Sub-account for that day by the value of the assets of the Sub-account for the preceding Valuation Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and subtracting from the result the daily equivalent of the total annualized charge for the Annuity and any optional benefits (for which the charge is calculated as a percentage of Sub-account assets) for each day since the preceding Valuation Day. During the accumulation phase of your Annuity, the daily equivalent of the annualized charge is calculated using the formula 1 - (1 - c) 1 / 365, where c is the total annualized charge. However, for purposes of determining Unit values for a Beneficiary participating in the Beneficiary Continuation Option, we employ a different method. Specifically, we calculate the daily equivalent of the annualized Settlement Service Charge using the formula (1 + c)x(1 / 365) - 1, where c is the 1.00% Settlement Service Charge. The value of the assets of a Sub-account is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other funds held by that Sub-account by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.

As we have indicated in the prospectus, the Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. Because this Annuity is new, we include no historical unit values here.

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2009

                                                                           SUBACCOUNTS
                                            -------------------------------------------------------------------------
                                                                                              PRUDENTIAL   PRUDENTIAL
                                             PRUDENTIAL      PRUDENTIAL                        FLEXIBLE   CONSERVATIVE
                                            MONEY MARKET  DIVERSIFIED BOND PRUDENTIAL EQUITY   MANAGED      BALANCED
                                             PORTFOLIO       PORTFOLIO         PORTFOLIO      PORTFOLIO    PORTFOLIO
                                            ------------  ---------------- ----------------- -----------  ------------
ASSETS
  Investment in the portfolios, at value... $228,214,253    $247,133,283     $236,025,257    $15,398,879  $23,701,004
                                            ------------    ------------     ------------    -----------  -----------
  Net Assets............................... $228,214,253    $247,133,283     $236,025,257    $15,398,879  $23,701,004
                                            ============    ============     ============    ===========  ===========

NET ASSETS, representing:
  Accumulation units....................... $228,214,253    $247,133,283     $236,025,257    $15,398,879  $23,701,004
                                            ------------    ------------     ------------    -----------  -----------
                                            $228,214,253    $247,133,283     $236,025,257    $15,398,879  $23,701,004
                                            ============    ============     ============    ===========  ===========

  Units outstanding........................  193,139,396     127,375,981      137,058,192      9,161,800   14,097,671
                                            ============    ============     ============    ===========  ===========

  Portfolio shares held....................   22,821,425      22,144,559       10,584,092      1,078,353    1,617,816
  Portfolio net asset value per share...... $      10.00    $      11.16     $      22.30    $     14.28  $     14.65
  Investment in portfolio shares, at
   cost.................................... $228,214,253    $243,043,297     $281,826,919    $18,471,590  $24,717,432

STATEMENT OF OPERATIONS
For the period ended December 31, 2009
                                                                           SUBACCOUNTS
                                            -------------------------------------------------------------------------
                                                                                              PRUDENTIAL   PRUDENTIAL
                                             PRUDENTIAL      PRUDENTIAL                        FLEXIBLE   CONSERVATIVE
                                            MONEY MARKET  DIVERSIFIED BOND PRUDENTIAL EQUITY   MANAGED      BALANCED
                                             PORTFOLIO       PORTFOLIO         PORTFOLIO      PORTFOLIO    PORTFOLIO
                                            ------------  ---------------- ----------------- -----------  ------------
INVESTMENT INCOME
  Dividend income.......................... $  1,338,695    $ 11,075,000     $  3,301,538    $   509,853  $   853,781
                                            ------------    ------------     ------------    -----------  -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............    4,635,177       3,292,580        2,976,219        202,227      315,281
                                            ------------    ------------     ------------    -----------  -----------

NET INVESTMENT INCOME (LOSS)...............   (3,296,482)      7,782,420          325,319        307,626      538,500
                                            ------------    ------------     ------------    -----------  -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....            0       4,179,394                0              0            0
  Realized gain (loss) on shares
   redeemed................................            0      (2,429,643)     (15,477,320)      (968,457)    (764,156)
  Net change in unrealized gain (loss) on
   investments.............................            0      31,129,989       79,857,679      3,076,220    4,009,129
                                            ------------    ------------     ------------    -----------  -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................            0      32,879,740       64,380,359      2,107,763    3,244,973
                                            ------------    ------------     ------------    -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $ (3,296,482)   $ 40,662,160     $ 64,705,678    $ 2,415,389  $ 3,783,473
                                            ============    ============     ============    ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                               PRUDENTIAL                                                    PRUDENTIAL
 PRUDENTIAL   PRUDENTIAL HIGH   NATURAL                                       PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE        YIELD BOND     RESOURCES   PRUDENTIAL STOCK    PRUDENTIAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO       PORTFOLIO     PORTFOLIO   INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------  --------------- -----------  ---------------- ---------------- ------------  --------------- ---------------

$228,865,508   $250,477,308   $14,026,643    $319,014,256     $74,998,288    $302,738,044    $55,160,519     $25,610,098
------------   ------------   -----------    ------------     -----------    ------------    -----------     -----------
$228,865,508   $250,477,308   $14,026,643    $319,014,256     $74,998,288    $302,738,044    $55,160,519     $25,610,098
============   ============   ===========    ============     ===========    ============    ===========     ===========

$228,865,508   $250,477,308   $14,026,643    $319,014,256     $74,998,288    $302,738,044    $55,160,519     $25,610,098
------------   ------------   -----------    ------------     -----------    ------------    -----------     -----------
$228,865,508   $250,477,308   $14,026,643    $319,014,256     $74,998,288    $302,738,044    $55,160,519     $25,610,098
============   ============   ===========    ============     ===========    ============    ===========     ===========

 112,546,024     77,866,851     1,900,099     224,226,235      51,130,955     193,983,301     24,532,895      19,690,211
============   ============   ===========    ============     ===========    ============    ===========     ===========

  15,156,656     51,858,656       377,568      11,438,302       4,496,300      14,505,896      3,988,468       2,087,213
$      15.10   $       4.83   $     37.15    $      27.89     $     16.68    $      20.87    $     13.83     $     12.27

$309,147,131   $277,018,120   $13,026,173    $365,185,022     $86,551,216    $321,969,100    $64,421,961     $27,172,944

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                               PRUDENTIAL                                                    PRUDENTIAL
 PRUDENTIAL   PRUDENTIAL HIGH   NATURAL                                       PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE        YIELD BOND     RESOURCES   PRUDENTIAL STOCK    PRUDENTIAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO       PORTFOLIO     PORTFOLIO   INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------  --------------- -----------  ---------------- ---------------- ------------  --------------- ---------------

$  4,146,523   $ 12,891,820   $    80,764    $  8,054,850     $ 1,930,993    $  1,783,773    $   913,179     $   573,111
------------   ------------   -----------    ------------     -----------    ------------    -----------     -----------

   2,914,343      1,792,652       156,175       4,238,661         980,291       3,839,271        683,021         292,151
------------   ------------   -----------    ------------     -----------    ------------    -----------     -----------

   1,232,180     11,099,168       (75,411)      3,816,189         950,702      (2,055,498)       230,158         280,960
------------   ------------   -----------    ------------     -----------    ------------    -----------     -----------

           0              0     1,333,710               0               0               0      4,955,881               0

 (23,569,768)    (7,928,130)     (337,409)    (16,521,469)     (4,367,886)    (13,814,081)    (3,378,170)     (1,059,513)

  90,076,873     41,235,067     5,228,313      75,879,736      20,666,081     107,421,173      8,779,202       9,417,103
------------   ------------   -----------    ------------     -----------    ------------    -----------     -----------

  66,507,105     33,306,937     6,224,614      59,358,267      16,298,195      93,607,092     10,356,913       8,357,590
------------   ------------   -----------    ------------     -----------    ------------    -----------     -----------

$ 67,739,285   $ 44,406,105   $ 6,149,203    $ 63,174,456     $17,248,897    $ 91,551,594    $10,587,071     $ 8,638,550
============   ============   ===========    ============     ===========    ============    ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2009

                                                                               SUBACCOUNTS
                                            --------------------------------------------------------------------------------

                                                                                                               JANUS ASPEN
                                            T. ROWE PRICE    PREMIER VIT       PREMIER VIT                  JANUS PORTFOLIO -
                                            EQUITY INCOME   OPCAP MANAGED    NACM SMALL CAP   AIM V.I. CORE   INSTITUTIONAL
                                              PORTFOLIO   PORTFOLIO CLASS 1 PORTFOLIO CLASS 1  EQUITY FUND       SHARES
                                            ------------- ----------------- ----------------- ------------- -----------------
ASSETS
  Investment in the portfolios, at value...  $71,894,447    $ 79,778,230       $30,934,673    $106,157,593     $64,092,507
                                             -----------    ------------       -----------    ------------     -----------
  Net Assets...............................  $71,894,447    $ 79,778,230       $30,934,673    $106,157,593     $64,092,507
                                             ===========    ============       ===========    ============     ===========

NET ASSETS, representing:
  Accumulation units.......................  $71,894,447    $ 79,778,230       $30,934,673    $106,157,593     $64,092,507
                                             -----------    ------------       -----------    ------------     -----------
                                             $71,894,447    $ 79,778,230       $30,934,673    $106,157,593     $64,092,507
                                             ===========    ============       ===========    ============     ===========

  Units outstanding........................   38,561,067      54,212,990        18,642,191      64,231,154      45,285,739
                                             ===========    ============       ===========    ============     ===========

  Portfolio shares held....................    4,073,340       2,716,317         1,997,074       4,259,935       2,990,784
  Portfolio net asset value per share......  $     17.65    $      29.37       $     15.49    $      24.92     $     21.43
  Investment in portfolio shares, at
   cost....................................  $79,272,119    $106,894,896       $52,966,639    $103,187,423     $78,166,561

STATEMENT OF OPERATIONS
For the period ended December 31, 2009
                                                                               SUBACCOUNTS
                                            --------------------------------------------------------------------------------

                                                                                                               JANUS ASPEN
                                            T. ROWE PRICE    PREMIER VIT       PREMIER VIT                  JANUS PORTFOLIO -
                                            EQUITY INCOME   OPCAP MANAGED    NACM SMALL CAP   AIM V.I. CORE   INSTITUTIONAL
                                              PORTFOLIO   PORTFOLIO CLASS 1 PORTFOLIO CLASS 1  EQUITY FUND       SHARES
                                            ------------- ----------------- ----------------- ------------- -----------------
INVESTMENT INCOME
  Dividend income..........................  $ 1,271,412    $  1,825,382       $    14,478    $  1,743,427     $   305,760
                                             -----------    ------------       -----------    ------------     -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      886,907       1,041,020           386,909       1,330,742         796,659
                                             -----------    ------------       -----------    ------------     -----------

NET INVESTMENT INCOME (LOSS)...............      384,505         784,362          (372,431)        412,685        (490,899)
                                             -----------    ------------       -----------    ------------     -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....            0               0                 0               0               0
  Realized gain (loss) on shares
   redeemed................................   (2,974,004)     (6,650,026)       (3,901,982)     (2,129,640)     (4,201,912)
  Net change in unrealized gain (loss) on
   investments.............................   16,532,240      20,434,006         7,864,106      24,477,678      21,884,642
                                             -----------    ------------       -----------    ------------     -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................   13,558,236      13,783,980         3,962,124      22,348,038      17,682,730
                                             -----------    ------------       -----------    ------------     -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................  $13,942,741    $ 14,568,342       $ 3,589,693    $ 22,760,723     $17,191,831
                                             ===========    ============       ===========    ============     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
 JANUS ASPEN                                    CREDIT SUISSE                 FRANKLIN                     PRUDENTIAL
  OVERSEAS                                          TRUST                   SMALL-MID CAP                 DIVERSIFIED
 PORTFOLIO -  MFS VIT RESEARCH  MFS VIT GROWTH  INTERNATIONAL    AMERICAN      GROWTH       PRUDENTIAL    CONSERVATIVE
INSTITUTIONAL SERIES - INITIAL SERIES - INITIAL EQUITY FLEX II  CENTURY VP   SECURITIES   JENNISON 20/20     GROWTH
   SHARES          CLASS            CLASS         PORTFOLIO     VALUE FUND      FUND      FOCUS PORTFOLIO  PORTFOLIO
------------- ---------------- ---------------- -------------- -----------  ------------- --------------- ------------

$154,549,283    $19,464,195      $59,015,977     $         0   $26,634,926   $26,268,384    $58,835,346   $         0
------------    -----------      -----------     -----------   -----------   -----------    -----------   -----------
$154,549,283    $19,464,195      $59,015,977     $         0   $26,634,926   $26,268,384    $58,835,346   $         0
============    ===========      ===========     ===========   ===========   ===========    ===========   ===========

$154,549,283    $19,464,195      $59,015,977     $         0   $26,634,926   $26,268,384    $58,835,346   $         0
------------    -----------      -----------     -----------   -----------   -----------    -----------   -----------
$154,549,283    $19,464,195      $59,015,977     $         0   $26,634,926   $26,268,384    $58,835,346   $         0
============    ===========      ===========     ===========   ===========   ===========    ===========   ===========

  42,555,453     13,510,884       40,131,884               0    15,043,347    17,917,739     35,691,676             0
============    ===========      ===========     ===========   ===========   ===========    ===========   ===========

   3,367,820      1,174,665        2,753,895               0     5,044,494     1,557,106      4,080,121             0
$      45.89    $     16.57      $     21.43     $      0.00   $      5.28   $     16.87    $     14.42   $      0.00

$102,410,192    $19,938,452      $63,258,279     $         0   $33,472,318   $33,912,519    $50,034,701   $         0

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
 JANUS ASPEN                                    CREDIT SUISSE                 FRANKLIN                     PRUDENTIAL
  OVERSEAS                                          TRUST                   SMALL-MID CAP                 DIVERSIFIED
 PORTFOLIO -  MFS VIT RESEARCH  MFS VIT GROWTH  INTERNATIONAL    AMERICAN      GROWTH       PRUDENTIAL    CONSERVATIVE
INSTITUTIONAL SERIES - INITIAL SERIES - INITIAL EQUITY FLEX II  CENTURY VP   SECURITIES   JENNISON 20/20     GROWTH
   SHARES          CLASS            CLASS         PORTFOLIO     VALUE FUND      FUND      FOCUS PORTFOLIO  PORTFOLIO
------------- ---------------- ---------------- -------------- -----------  ------------- --------------- ------------

$    729,134    $   258,689      $   163,273     $   218,928   $ 1,401,645   $         0    $   229,040   $ 3,366,168
------------    -----------      -----------     -----------   -----------   -----------    -----------   -----------

   1,801,402        242,437          719,525         113,246       337,805       307,835        660,759     1,014,300
------------    -----------      -----------     -----------   -----------   -----------    -----------   -----------

  (1,072,268)        16,252         (556,252)        105,682     1,063,840      (307,835)      (431,719)    2,351,868
------------    -----------      -----------     -----------   -----------   -----------    -----------   -----------

   3,653,798              0                0               0             0             0              0             0

   2,818,974       (680,854)      (2,404,719)     (4,707,807)   (1,974,904)   (1,744,860)      (973,228)   (2,234,696)

  66,139,758      5,118,395       19,036,297       6,834,317     4,921,880     9,860,645     22,674,280    19,227,844
------------    -----------      -----------     -----------   -----------   -----------    -----------   -----------

  72,612,530      4,437,541       16,631,578       2,126,510     2,946,976     8,115,785     21,701,052    16,993,148
------------    -----------      -----------     -----------   -----------   -----------    -----------   -----------

$ 71,540,262    $ 4,453,793      $16,075,326     $ 2,232,192   $ 4,010,816   $ 7,807,950    $21,269,333   $19,345,016
============    ===========      ===========     ===========   ===========   ===========    ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2009

                                                                           SUBACCOUNTS
                                            --------------------------------------------------------------------------


                                                         ALLIANCEBERNSTEIN                PRUDENTIAL SP  PRUDENTIAL SP
                                                           VPS LARGE CAP   PRUDENTIAL SP    SMALL CAP     PIMCO TOTAL
                                            DAVIS VALUE  GROWTH PORTFOLIO   DAVIS VALUE       VALUE         RETURN
                                             PORTFOLIO        CLASS B        PORTFOLIO      PORTFOLIO      PORTFOLIO
                                            -----------  ----------------- ------------- --------------- -------------
ASSETS
  Investment in the portfolios, at value... $34,217,778     $5,555,405     $134,636,156   $119,016,711    $         0
                                            -----------     ----------     ------------   ------------    -----------
  Net Assets............................... $34,217,778     $5,555,405     $134,636,156   $119,016,711    $         0
                                            ===========     ==========     ============   ============    ===========

NET ASSETS, representing:
  Accumulation units....................... $34,217,778     $5,555,405     $134,636,156   $119,016,711    $         0
                                            -----------     ----------     ------------   ------------    -----------
                                            $34,217,778     $5,555,405     $134,636,156   $119,016,711    $         0
                                            ===========     ==========     ============   ============    ===========

  Units outstanding........................  34,701,087      9,659,067      113,739,300     84,746,667              0
                                            ===========     ==========     ============   ============    ===========

  Portfolio shares held....................   3,183,049        224,733       15,511,078     12,156,967              0
  Portfolio net asset value per share...... $     10.75     $    24.72     $       8.68   $       9.79    $      0.00
  Investment in portfolio shares, at
   cost.................................... $34,198,179     $5,523,426     $147,373,810   $146,033,194    $        --

STATEMENT OF OPERATIONS
For the period ended December 31, 2009
                                                                           SUBACCOUNTS
                                            --------------------------------------------------------------------------

                                                         ALLIANCEBERNSTEIN                               PRUDENTIAL SP
                                                           VPS LARGE CAP   PRUDENTIAL SP  PRUDENTIAL SP   PIMCO TOTAL
                                            DAVIS VALUE  GROWTH PORTFOLIO   DAVIS VALUE     SMALL CAP       RETURN
                                             PORTFOLIO        CLASS B        PORTFOLIO   VALUE PORTFOLIO   PORTFOLIO
                                            -----------  ----------------- ------------- --------------- -------------
INVESTMENT INCOME
  Dividend income.......................... $   265,567     $        0     $  1,904,084   $  1,557,497    $12,792,390
                                            -----------     ----------     ------------   ------------    -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............     419,063         65,226        1,927,754      1,633,895      5,242,770
                                            -----------     ----------     ------------   ------------    -----------

NET INVESTMENT INCOME (LOSS)...............    (153,496)       (65,226)         (23,670)       (76,398)     7,549,620
                                            -----------     ----------     ------------   ------------    -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....           0              0                0              0      9,966,543
  Realized gain (loss) on shares
   redeemed................................  (1,170,553)      (219,633)      (6,591,405)    (8,865,197)    14,206,895
  Net change in unrealized gain (loss) on
   investments.............................   9,144,463      1,697,645       37,568,554     35,769,961      8,936,504
                                            -----------     ----------     ------------   ------------    -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................   7,973,910      1,478,012       30,977,149     26,904,764     33,109,942
                                            -----------     ----------     ------------   ------------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $ 7,820,414     $1,412,786     $ 30,953,479   $ 26,828,366    $40,659,562
                                            ===========     ==========     ============   ============    ===========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
                           PRUDENTIAL SP
              JANUS ASPEN    STRATEGIC                               PRUDENTIAL SP PRUDENTIAL SP  PRUDENTIAL SP
PRUDENTIAL SP    JANUS       PARTNERS    PRUDENTIAL SP SP PRUDENTIAL CONSERVATIVE    BALANCED        GROWTH
 PIMCO HIGH   PORTFOLIO -     FOCUSED       MID CAP    U.S. EMERGING     ASSET         ASSET          ASSET
    YIELD       SERVICE       GROWTH        GROWTH        GROWTH      ALLOCATION    ALLOCATION     ALLOCATION
  PORTFOLIO     SHARES       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
------------- -----------  ------------- ------------- ------------- ------------- -------------  -------------
$          0  $14,998,395   $19,363,019   $54,422,072  $ 96,283,423  $          0  $           0  $636,634,347
------------  -----------   -----------   -----------  ------------  ------------  -------------  ------------
$          0  $14,998,395   $19,363,019   $54,422,072  $ 96,283,423  $          0  $           0  $636,634,347
============  ===========   ===========   ===========  ============  ============  =============  ============

$          0  $14,998,395   $19,363,019   $54,422,072  $ 96,283,423  $          0  $           0  $636,634,347
------------  -----------   -----------   -----------  ------------  ------------  -------------  ------------
$          0  $14,998,395   $19,363,019   $54,422,072  $ 96,283,423  $          0  $           0  $636,634,347
============  ===========   ===========   ===========  ============  ============  =============  ============

           0   16,117,072    18,223,614    60,578,090    63,067,839             0              0   358,633,447
============  ===========   ===========   ===========  ============  ============  =============  ============

           0      710,488     2,810,308    12,066,978    14,927,662             0              0    79,281,986
$       0.00  $     21.11   $      6.89   $      4.51  $       6.45  $       0.00  $        0.00  $       8.03

$         --  $14,082,846   $19,159,399   $71,883,629  $103,078,925  $         --  $           0  $734,547,346

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
                           PRUDENTIAL SP
              JANUS ASPEN    STRATEGIC                               PRUDENTIAL SP PRUDENTIAL SP  PRUDENTIAL SP
PRUDENTIAL SP    JANUS       PARTNERS    PRUDENTIAL SP SP PRUDENTIAL CONSERVATIVE    BALANCED        GROWTH
 PIMCO HIGH   PORTFOLIO -     FOCUSED       MID CAP    U.S. EMERGING     ASSET         ASSET          ASSET
    YIELD       SERVICE       GROWTH        GROWTH        GROWTH      ALLOCATION    ALLOCATION     ALLOCATION
  PORTFOLIO     SHARES       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
------------- -----------  ------------- ------------- ------------- ------------- -------------  -------------
$  7,217,037  $    50,844   $         0   $         0  $    619,452  $ 13,610,204  $  21,876,453  $ 12,666,378
------------  -----------   -----------   -----------  ------------  ------------  -------------  ------------


   1,551,578      215,178       270,852       778,880     1,328,594     5,921,180     11,282,345    10,631,285
------------  -----------   -----------   -----------  ------------  ------------  -------------  ------------

   5,665,459     (164,334)     (270,852)     (778,880)     (709,142)    7,689,024     10,594,108     2,035,093
------------  -----------   -----------   -----------  ------------  ------------  -------------  ------------

           0            0             0             0             0             0      5,810,386     8,283,746

 (20,383,108)    (426,213)     (894,299)   (4,958,957)   (5,177,204)  (21,991,663)  (100,906,980)  (29,398,895)

  49,766,901    4,466,497     7,124,581    18,337,965    33,886,081    76,492,240    216,146,297   143,661,978
------------  -----------   -----------   -----------  ------------  ------------  -------------  ------------

  29,383,793    4,040,284     6,230,282    13,379,008    28,708,877    54,500,577    121,049,703   122,546,829
------------  -----------   -----------   -----------  ------------  ------------  -------------  ------------

$ 35,049,252  $ 3,875,950   $ 5,959,430   $12,600,128  $ 27,999,735  $ 62,189,601  $ 131,643,811  $124,581,922
============  ===========   ===========   ===========  ============  ============  =============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2009

                                                                            SUBACCOUNTS
                                            --------------------------------------------------------------------------
                                            PRUDENTIAL SP
                                             AGGRESSIVE                                     EVERGREEN VA
                                            GROWTH ASSET   PRUDENTIAL SP    PRUDENTIAL SP    DIVERSIFIED
                                             ALLOCATION    INTERNATIONAL    INTERNATIONAL  CAPITAL BUILDER EVERGREEN VA
                                              PORTFOLIO   GROWTH PORTFOLIO VALUE PORTFOLIO      FUND       GROWTH FUND
                                            ------------- ---------------- --------------- --------------- ------------
ASSETS
  Investment in the portfolios, at value... $          0    $59,612,280      $57,944,039      $858,759       $788,433
                                            ------------    -----------      -----------      --------       --------
  Net Assets............................... $          0    $59,612,280      $57,944,039      $858,759       $788,433
                                            ============    ===========      ===========      ========       ========

NET ASSETS, representing:
  Accumulation units....................... $          0    $59,612,280      $57,944,039      $858,759       $788,433
                                            ------------    -----------      -----------      --------       --------
                                            $          0    $59,612,280      $57,944,039      $858,759       $788,433
                                            ============    ===========      ===========      ========       ========

  Units outstanding........................            0     48,242,481       41,016,095       847,000        527,166
                                            ============    ===========      ===========      ========       ========

  Portfolio shares held....................            0     12,875,223        9,125,045        75,264         68,381
  Portfolio net asset value per share...... $       0.00    $      4.63      $      6.35      $  11.41       $  11.53
  Investment in portfolio shares, at
   cost.................................... $          2    $82,604,021      $76,813,563      $947,793       $838,146

STATEMENT OF OPERATIONS
For the period ended December 31, 2009
                                                                            SUBACCOUNTS
                                            --------------------------------------------------------------------------
                                            PRUDENTIAL SP
                                             AGGRESSIVE                                     EVERGREEN VA
                                            GROWTH ASSET   PRUDENTIAL SP    PRUDENTIAL SP    DIVERSIFIED
                                             ALLOCATION    INTERNATIONAL    INTERNATIONAL  CAPITAL BUILDER EVERGREEN VA
                                              PORTFOLIO   GROWTH PORTFOLIO VALUE PORTFOLIO      FUND       GROWTH FUND
                                            ------------- ---------------- --------------- --------------- ------------
INVESTMENT INCOME
  Dividend income.......................... $  1,001,947    $ 1,143,856      $ 1,629,538      $ 23,295       $     83
                                            ------------    -----------      -----------      --------       --------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............    1,030,637        834,017          845,462        13,380         12,640
                                            ------------    -----------      -----------      --------       --------

NET INVESTMENT INCOME (LOSS)...............      (28,690)       309,839          784,076         9,915        (12,557)
                                            ------------    -----------      -----------      --------       --------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....            0              0                0             0              0
  Realized gain (loss) on shares
   redeemed................................  (19,269,082)    (7,313,367)      (6,346,971)      (30,482)       (50,090)
  Net change in unrealized gain (loss) on
   investments.............................   35,812,561     22,578,323       19,371,976       267,993        300,366
                                            ------------    -----------      -----------      --------       --------

NET GAIN (LOSS) ON
   INVESTMENTS.............................   16,543,479     15,264,956       13,025,005       237,511        250,276
                                            ------------    -----------      -----------      --------       --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $ 16,514,789    $15,574,795      $13,809,081      $247,426       $237,719
                                            ============    ===========      ===========      ========       ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7


                                               SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------
                                                                AST                       AST SCHRODERS
                                                         ALLIANCEBERNSTEIN  AST AMERICAN   MULTI-ASSET
              EVERGREEN VA  EVERGREEN VA   EVERGREEN VA      GROWTH &      CENTURY INCOME     WORLD      AST COHEN &
EVERGREEN VA SPECIAL VALUES INTERNATIONAL  FUNDAMENTAL        INCOME          & GROWTH     STRATEGIES   STEERS REALTY
 OMEGA FUND       FUND       EQUITY FUND  LARGE CAP FUND     PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
------------ -------------- ------------- -------------- ----------------- -------------- ------------- -------------

 $1,986,042    $2,347,115    $1,114,169     $2,099,432      $21,591,028     $14,155,049   $217,746,721   $17,283,159
 ----------    ----------    ----------     ----------      -----------     -----------   ------------   -----------
 $1,986,042    $2,347,115    $1,114,169     $2,099,432      $21,591,028     $14,155,049   $217,746,721   $17,283,159
 ==========    ==========    ==========     ==========      ===========     ===========   ============   ===========

 $1,986,042    $2,347,115    $1,114,169     $2,099,432      $21,591,028     $14,155,049   $217,746,721   $17,283,159
 ----------    ----------    ----------     ----------      -----------     -----------   ------------   -----------
 $1,986,042    $2,347,115    $1,114,169     $2,099,432      $21,591,028     $14,155,049   $217,746,721   $17,283,159
 ==========    ==========    ==========     ==========      ===========     ===========   ============   ===========

  1,190,207     1,564,711        88,963        168,646        2,659,507       1,691,133     22,056,563     1,873,063
 ==========    ==========    ==========     ==========      ===========     ===========   ============   ===========

     97,260       198,740       104,421        122,630        1,504,601       1,250,446     17,892,089     3,585,718
 $    20.42    $    11.81    $    10.67     $    17.12      $     14.35     $     11.32   $      12.17   $      4.82

 $1,429,882    $2,827,204    $1,352,204     $1,972,850      $24,000,687     $14,397,343   $203,805,803   $26,354,853

                                               SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------
                                                                AST                       AST SCHRODERS
                                                         ALLIANCEBERNSTEIN  AST AMERICAN   MULTI-ASSET
              EVERGREEN VA  EVERGREEN VA   EVERGREEN VA      GROWTH &      CENTURY INCOME     WORLD      AST COHEN &
EVERGREEN VA SPECIAL VALUES INTERNATIONAL  FUNDAMENTAL        INCOME          & GROWTH     STRATEGIES   STEERS REALTY
 OMEGA FUND       FUND       EQUITY FUND  LARGE CAP FUND     PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
------------ -------------- ------------- -------------- ----------------- -------------- ------------- -------------

 $   24,638    $   12,999    $   33,995     $   23,433      $   431,564     $   210,023   $    830,882   $   300,926
 ----------    ----------    ----------     ----------      -----------     -----------   ------------   -----------

     28,763        33,950        17,120         34,786          232,378         149,164      1,354,045       179,222
 ----------    ----------    ----------     ----------      -----------     -----------   ------------   -----------

     (4,125)      (20,951)       16,875        (11,353)         199,186          60,859       (523,163)      121,704
 ----------    ----------    ----------     ----------      -----------     -----------   ------------   -----------

          0             0             0              0                0               0              0             0

     19,173      (112,985)     (100,050)      (129,988)      (1,059,164)       (563,296)    (1,431,857)   (4,325,378)

    581,985       652,274       197,236        730,945        3,509,591       2,346,781     19,784,150     7,723,109
 ----------    ----------    ----------     ----------      -----------     -----------   ------------   -----------

    601,158       539,289        97,186        600,957        2,450,427       1,783,485     18,352,293     3,397,731
 ----------    ----------    ----------     ----------      -----------     -----------   ------------   -----------

 $  597,033    $  518,338    $  114,061     $  589,604      $ 2,649,613     $ 1,844,344   $ 17,829,130   $ 3,519,435
 ==========    ==========    ==========     ==========      ===========     ===========   ============   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2009

                                                                        SUBACCOUNTS
                                            ------------------------------------------------------------------
                                                                       AST NEUBERGER
                                                           AST DEAM       BERMAN                  AST FEDERATED
                                               AST UBS     LARGE-CAP     SMALL-CAP    AST HIGH     AGGRESSIVE
                                            DYNAMIC ALPHA    VALUE        GROWTH        YIELD        GROWTH
                                              PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                                            ------------- -----------  ------------- -----------  -------------
ASSETS
  Investment in the portfolios, at value... $282,556,428  $12,662,139   $7,372,664   $19,506,527   $12,796,715
                                            ------------  -----------   ----------   -----------   -----------
  Net Assets............................... $282,556,428  $12,662,139   $7,372,664   $19,506,527   $12,796,715
                                            ============  ===========   ==========   ===========   ===========

NET ASSETS, representing:
  Accumulation units....................... $282,556,428  $12,662,139   $7,372,664   $19,506,527   $12,796,715
                                            ------------  -----------   ----------   -----------   -----------
                                            $282,556,428  $12,662,139   $7,372,664   $19,506,527   $12,796,715
                                            ============  ===========   ==========   ===========   ===========

  Units outstanding........................   26,845,430    1,482,708      914,600     1,857,604     1,490,014
                                            ============  ===========   ==========   ===========   ===========

  Portfolio shares held....................   23,255,673    1,627,524      976,512     2,843,517     1,830,717
  Portfolio net asset value per share...... $      12.15  $      7.78   $     7.55   $      6.86   $      6.99
  Investment in portfolio shares, at
   cost.................................... $267,114,859  $16,695,884   $7,346,363   $18,532,494   $13,995,893

STATEMENT OF OPERATIONS
For the period ended December 31, 2009
                                                                        SUBACCOUNTS
                                            ------------------------------------------------------------------
                                                                       AST NEUBERGER
                                                           AST DEAM       BERMAN                  AST FEDERATED
                                               AST UBS     LARGE-CAP     SMALL-CAP    AST HIGH     AGGRESSIVE
                                            DYNAMIC ALPHA    VALUE        GROWTH        YIELD        GROWTH
                                              PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                                            ------------- -----------  ------------- -----------  -------------
INVESTMENT INCOME
  Dividend income.......................... $  1,539,968  $    80,262   $        0   $   491,962   $    17,676
                                            ------------  -----------   ----------   -----------   -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............    3,209,320      153,959       81,231       198,053       134,338
                                            ------------  -----------   ----------   -----------   -----------

NET INVESTMENT INCOME (LOSS)...............   (1,669,352)     (73,697)     (81,231)      293,909      (116,662)
                                            ------------  -----------   ----------   -----------   -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....   13,032,422            0            0             0             0
  Realized gain (loss) on shares
   redeemed................................   (6,023,272)  (1,189,013)    (256,073)     (309,158)     (796,952)
  Net change in unrealized gain (loss) on
   investments.............................   32,137,808    2,787,328    1,548,813     3,706,053     3,426,759
                                            ------------  -----------   ----------   -----------   -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................   39,146,958    1,598,315    1,292,740     3,396,895     2,629,807
                                            ------------  -----------   ----------   -----------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $ 37,477,606  $ 1,524,618   $1,211,509   $ 3,690,804   $ 2,513,145
                                            ============  ===========   ==========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                              AST           AST                       AST          AST
    AST         AST      GOLDMAN SACHS GOLDMAN SACHS     AST      LORD ABBETT    MARSICO        AST
  MID-CAP    SMALL-CAP   CONCENTRATED     MID-CAP     LARGE-CAP     BOND -       CAPITAL        MFS
   VALUE       VALUE        GROWTH        GROWTH        VALUE      DEBENTURE     GROWTH       GROWTH
 PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
----------  -----------  ------------- ------------- -----------  -----------  -----------  ----------

$8,483,780  $17,742,257   $32,211,147   $30,758,662  $56,990,393  $21,732,748  $50,094,330  $9,337,722
----------  -----------   -----------   -----------  -----------  -----------  -----------  ----------
$8,483,780  $17,742,257   $32,211,147   $30,758,662  $56,990,393  $21,732,748  $50,094,330  $9,337,722
==========  ===========   ===========   ===========  ===========  ===========  ===========  ==========

$8,483,780  $17,742,257   $32,211,147   $30,758,662  $56,990,393  $21,732,748  $50,094,330  $9,337,722
----------  -----------   -----------   -----------  -----------  -----------  -----------  ----------
$8,483,780  $17,742,257   $32,211,147   $30,758,662  $56,990,393  $21,732,748  $50,094,330  $9,337,722
==========  ===========   ===========   ===========  ===========  ===========  ===========  ==========

   919,017    1,917,300     3,085,083     2,817,570    7,330,647    1,958,401    5,648,986     986,236
==========  ===========   ===========   ===========  ===========  ===========  ===========  ==========

   873,716    1,641,282     1,297,267     6,775,036    4,789,109    2,201,899    3,078,939   1,092,131
$     9.71  $     10.81   $     24.83   $      4.54  $     11.90  $      9.87  $     16.27  $     8.55

$8,315,050  $19,743,549   $27,886,434   $27,426,564  $78,575,028  $21,580,875  $56,788,311  $9,078,549

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                              AST           AST                       AST          AST
    AST         AST      GOLDMAN SACHS GOLDMAN SACHS     AST      LORD ABBETT    MARSICO        AST
  MID-CAP    SMALL-CAP   CONCENTRATED     MID-CAP     LARGE-CAP     BOND -       CAPITAL        MFS
   VALUE       VALUE        GROWTH        GROWTH        VALUE      DEBENTURE     GROWTH       GROWTH
 PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
----------  -----------  ------------- ------------- -----------  -----------  -----------  ----------

$  100,063  $   219,062   $         0   $         0  $ 1,423,830  $ 1,162,233  $   324,811  $   11,086
----------  -----------   -----------   -----------  -----------  -----------  -----------  ----------

    92,165      213,692       295,543       253,874      799,850      254,950      633,089     109,568
----------  -----------   -----------   -----------  -----------  -----------  -----------  ----------

     7,898        5,370      (295,543)     (253,874)     623,980      907,283     (308,278)    (98,482)
----------  -----------   -----------   -----------  -----------  -----------  -----------  ----------

         0            0             0             0            0            0            0           0

  (331,736)  (1,227,695)     (385,185)     (827,366)  (5,879,009)    (542,964)  (3,678,168)   (393,955)

 2,307,766    4,497,774     7,612,917     7,970,288   13,876,414    3,991,028   13,846,756   2,016,645
----------  -----------   -----------   -----------  -----------  -----------  -----------  ----------

 1,976,030    3,270,079     7,227,732     7,142,922    7,997,405    3,448,064   10,168,588   1,622,690
----------  -----------   -----------   -----------  -----------  -----------  -----------  ----------

$1,983,928  $ 3,275,449   $ 6,932,189   $ 6,889,048  $ 8,621,385  $ 4,355,347  $ 9,860,310   1,524,208
==========  ===========   ===========   ===========  ===========  ===========  ===========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2009

                                                                            SUBACCOUNTS
                                            --------------------------------------------------------------------------

                                            AST NEUBERGER AST NEUBERGER                         AST
                                             BERMAN MID-   BERMAN/LSV      AST PIMCO     ALLIANCEBERNSTEIN  AST QMA US
                                             CAP GROWTH   MID-CAP VALUE LIMITED MATURITY    CORE VALUE     EQUITY ALPHA
                                              PORTFOLIO     PORTFOLIO    BOND PORTFOLIO      PORTFOLIO      PORTFOLIO
                                            ------------- ------------- ---------------- ----------------- ------------
ASSETS
  Investment in the portfolios, at value...  $20,645,460   $26,628,651    $48,312,305       $16,541,795     $7,829,718
                                             -----------   -----------    -----------       -----------     ----------
  Net Assets...............................  $20,645,460   $26,628,651    $48,312,305       $16,541,795     $7,829,718
                                             ===========   ===========    ===========       ===========     ==========

NET ASSETS, representing:
  Accumulation units.......................  $20,645,460   $26,628,651    $48,312,305       $16,541,795     $7,829,718
                                             -----------   -----------    -----------       -----------     ----------
                                             $20,645,460   $26,628,651    $48,312,305       $16,541,795     $7,829,718
                                             ===========   ===========    ===========       ===========     ==========

  Units outstanding........................    2,096,148     3,024,362      4,167,693         2,161,472        983,307
                                             ===========   ===========    ===========       ===========     ==========

  Portfolio shares held....................    1,243,702     2,144,014      4,618,767         2,214,430        795,703
  Portfolio net asset value per share......  $     16.60   $     12.42    $     10.46       $      7.47     $     9.84
  Investment in portfolio shares, at
   cost....................................  $20,500,935   $29,576,403    $49,860,429       $18,334,579     $9,044,082

STATEMENT OF OPERATIONS
For the period ended December 31, 2009
                                                                            SUBACCOUNTS
                                            --------------------------------------------------------------------------

                                            AST NEUBERGER AST NEUBERGER                         AST
                                             BERMAN MID-   BERMAN/LSV      AST PIMCO     ALLIANCEBERNSTEIN  AST QMA US
                                             CAP GROWTH   MID-CAP VALUE LIMITED MATURITY    CORE VALUE     EQUITY ALPHA
                                              PORTFOLIO     PORTFOLIO    BOND PORTFOLIO      PORTFOLIO      PORTFOLIO
                                            ------------- ------------- ---------------- ----------------- ------------
INVESTMENT INCOME
  Dividend income..........................  $         0   $   274,435    $ 2,205,738       $   312,941     $   99,964
                                             -----------   -----------    -----------       -----------     ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      245,380       248,912        672,016           151,422         94,772
                                             -----------   -----------    -----------       -----------     ----------

NET INVESTMENT INCOME (LOSS)...............     (245,380)       25,523      1,533,722           161,519          5,192
                                             -----------   -----------    -----------       -----------     ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....            0             0      3,011,018                 0              0
  Realized gain (loss) on shares
   redeemed................................   (1,050,575)   (1,984,190)      (518,873)         (772,314)      (483,171)
  Net change in unrealized gain (loss) on
   investments.............................    5,333,063     7,227,921       (792,623)        2,813,720      1,638,663
                                             -----------   -----------    -----------       -----------     ----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................    4,282,488     5,243,731      1,699,522         2,041,406      1,155,492
                                             -----------   -----------    -----------       -----------     ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................  $ 4,037,108   $ 5,269,254    $ 3,233,244       $ 2,202,925     $1,160,684
                                             ===========   ===========    ===========       ===========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11


                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                                                                                                            AST
     AST           AST                                         AST          AST                           ACADEMIC
T. ROWE PRICE T. ROWE PRICE     AST            AST        T. ROWE PRICE  AGGRESSIVE         AST          STRATEGIES
   NATURAL        ASSET      MFS GLOBAL      JPMORGAN        GLOBAL        ASSET       CAPITAL GROWTH      ASSET
  RESOURCES    ALLOCATION      EQUITY     INTERNATIONAL       BOND       ALLOCATION   ASSET ALLOCATION   ALLOCATION
  PORTFOLIO     PORTFOLIO    PORTFOLIO   EQUITY PORTFOLIO   PORTFOLIO    PORTFOLIO       PORTFOLIO       PORTFOLIO
------------- ------------- -----------  ---------------- ------------- ------------  ---------------- --------------

$111,199,910  $421,914,364  $18,280,763    $36,077,291     $30,156,255  $141,974,271   $1,672,572,217  $1,275,037,465
------------  ------------  -----------    -----------     -----------  ------------   --------------  --------------
$111,199,910  $421,914,364  $18,280,763    $36,077,291     $30,156,255  $141,974,271   $1,672,572,217  $1,275,037,465
============  ============  ===========    ===========     ===========  ============   ==============  ==============

$111,199,910  $421,914,364  $18,280,763    $36,077,291     $30,156,255  $141,974,271   $1,672,572,217  $1,275,037,465
------------  ------------  -----------    -----------     -----------  ------------   --------------  --------------
$111,199,910  $421,914,364  $18,280,763    $36,077,291     $30,156,255  $141,974,271   $1,672,572,217  $1,275,037,465
============  ============  ===========    ===========     ===========  ============   ==============  ==============

   9,564,384    42,023,411    1,712,519      3,787,595       2,630,885    16,368,619      182,178,728     135,487,612
============  ============  ===========    ===========     ===========  ============   ==============  ==============

   5,902,331    27,308,373    2,011,085      1,841,618       2,787,085    17,335,076      179,460,538     133,232,755
$      18.84  $      15.45  $      9.09    $     19.59     $     10.82  $       8.19   $         9.32  $         9.57

$134,454,708  $392,877,694  $19,784,529    $36,265,717     $31,705,173  $149,997,871   $1,723,364,747  $1,312,210,821

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                                                                                                            AST
     AST           AST                                         AST          AST                           ACADEMIC
T. ROWE PRICE T. ROWE PRICE     AST            AST        T. ROWE PRICE  AGGRESSIVE         AST          STRATEGIES
   NATURAL        ASSET      MFS GLOBAL      JPMORGAN        GLOBAL        ASSET       CAPITAL GROWTH      ASSET
  RESOURCES    ALLOCATION      EQUITY     INTERNATIONAL       BOND       ALLOCATION   ASSET ALLOCATION   ALLOCATION
  PORTFOLIO     PORTFOLIO    PORTFOLIO   EQUITY PORTFOLIO   PORTFOLIO    PORTFOLIO       PORTFOLIO       PORTFOLIO
------------- ------------- -----------  ---------------- ------------- ------------  ---------------- --------------

$  1,062,610  $  5,106,380  $   198,599    $   781,099     $ 1,636,222  $    624,264   $   21,590,733  $   21,803,230
------------  ------------  -----------    -----------     -----------  ------------   --------------  --------------

   1,231,288     4,211,331      179,652        341,545         370,637       949,327       22,630,228      18,131,717
------------  ------------  -----------    -----------     -----------  ------------   --------------  --------------

    (168,678)      895,049       18,947        439,554       1,265,585      (325,063)      (1,039,495)      3,671,513
------------  ------------  -----------    -----------     -----------  ------------   --------------  --------------

  22,856,380             0            0              0       1,107,246             0                0               0

  (8,723,462)   (7,544,986)  (1,184,440)    (1,117,493)       (884,190)   (5,471,782)     (47,459,359)    (39,693,720)

  15,215,813    59,528,891    4,295,589      6,965,836         367,683    17,888,178      299,679,539     226,755,262
------------  ------------  -----------    -----------     -----------  ------------   --------------  --------------

  29,348,731    51,983,905    3,111,149      5,848,343         590,739    12,416,396      252,220,180     187,061,542
------------  ------------  -----------    -----------     -----------  ------------   --------------  --------------

$ 29,180,053  $ 52,878,954  $ 3,130,096    $ 6,287,897     $ 1,856,324  $ 12,091,333   $  251,180,685  $  190,733,055
============  ============  ===========    ===========     ===========  ============   ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2009

                                                                               SUBACCOUNTS
                                            ---------------------------------------------------------------------------------
                                                                                   AST              AST
                                                  AST              AST         FIRST TRUST      FIRST TRUST          AST
                                                BALANCED       PRESERVATION     BALANCED    CAPITAL APPRECIATION   ADVANCED
                                            ASSET ALLOCATION ASSET ALLOCATION    TARGET            TARGET         STRATEGIES
                                               PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                            ---------------- ---------------- ------------  -------------------- ------------
ASSETS
  Investment in the portfolios, at value...  $1,919,182,048   $1,210,537,367  $325,777,539      $483,351,054     $502,644,744
                                             --------------   --------------  ------------      ------------     ------------
  Net Assets...............................  $1,919,182,048   $1,210,537,367  $325,777,539      $483,351,054     $502,644,744
                                             ==============   ==============  ============      ============     ============

NET ASSETS, representing:
  Accumulation units.......................  $1,919,182,048   $1,210,537,367  $325,777,539      $483,351,054     $502,644,744
                                             --------------   --------------  ------------      ------------     ------------
                                             $1,919,182,048   $1,210,537,367  $325,777,539      $483,351,054     $502,644,744
                                             ==============   ==============  ============      ============     ============

  Units outstanding........................     196,484,156      115,717,040    37,024,284        58,997,833       51,794,376
                                             ==============   ==============  ============      ============     ============

  Portfolio shares held....................     192,302,810      112,294,746    37,488,785        57,405,113       51,659,275
  Portfolio net asset value per share......  $         9.98   $        10.78  $       8.69      $       8.42     $       9.73
  Investment in portfolio shares, at
   cost....................................  $1,841,350,430   $1,148,205,155  $319,648,360      $483,118,854     $479,604,572

STATEMENT OF OPERATIONS
For the period ended December 31, 2009
                                                                               SUBACCOUNTS
                                            ---------------------------------------------------------------------------------
                                                                                   AST              AST
                                                  AST              AST         FIRST TRUST      FIRST TRUST          AST
                                                BALANCED       PRESERVATION     BALANCED    CAPITAL APPRECIATION   ADVANCED
                                            ASSET ALLOCATION ASSET ALLOCATION    TARGET            TARGET         STRATEGIES
                                               PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                            ---------------- ---------------- ------------  -------------------- ------------
INVESTMENT INCOME
  Dividend income..........................  $   10,410,637   $    5,872,373  $  7,987,470      $  5,854,918     $  9,225,713
                                             --------------   --------------  ------------      ------------     ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      14,177,079        9,361,792     3,780,099         4,897,384        6,049,022
                                             --------------   --------------  ------------      ------------     ------------

NET INVESTMENT INCOME (LOSS)...............      (3,766,442)      (3,489,419)    4,207,371           957,534        3,176,691
                                             --------------   --------------  ------------      ------------     ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....               0                0             0                 0                0
  Realized gain (loss) on shares
   redeemed................................     (20,073,317)      (4,546,767)   (8,338,688)      (12,665,440)     (11,360,043)
  Net change in unrealized gain (loss) on
   investments.............................     172,696,242       93,579,397    48,931,709        67,414,221       82,214,755
                                             --------------   --------------  ------------      ------------     ------------

NET GAIN (LOSS) ON
   INVESTMENTS.............................     152,622,925       89,032,630    40,593,021        54,748,781       70,854,712
                                             --------------   --------------  ------------      ------------     ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................  $  148,856,483   $   85,543,211  $ 44,800,392      $ 55,706,315     $ 74,031,403
                                             ==============   ==============  ============      ============     ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                          SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
     AST                                    AST                                     GARTMORE        AST
T. ROWE PRICE     AST          AST         PIMCO           AST           AST          NVIT     WESTERN ASSET
  LARGE-CAP      MONEY      SMALL-CAP   TOTAL RETURN  INTERNATIONAL INTERNATIONAL  DEVELOPING    CORE PLUS
   GROWTH       MARKET       GROWTH         BOND          VALUE        GROWTH       MARKETS        BOND
  PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO       FUND       PORTFOLIO
------------- -----------  -----------  ------------  ------------- ------------- -----------  -------------

 $67,092,238  $71,974,368  $31,797,404  $540,683,826   $11,672,550   $11,795,093  $21,453,461   $38,961,617
 -----------  -----------  -----------  ------------   -----------   -----------  -----------   -----------
 $67,092,238  $71,974,368  $31,797,404  $540,683,826   $11,672,550   $11,795,093  $21,453,461   $38,961,617
 ===========  ===========  ===========  ============   ===========   ===========  ===========   ===========

 $67,092,238  $71,974,368  $31,797,404  $540,683,826   $11,672,550   $11,795,093  $21,453,461   $38,961,617
 -----------  -----------  -----------  ------------   -----------   -----------  -----------   -----------
 $67,092,238  $71,974,368  $31,797,404  $540,683,826   $11,672,550   $11,795,093  $21,453,461   $38,961,617
 ===========  ===========  ===========  ============   ===========   ===========  ===========   ===========

   6,994,431    6,855,677    3,575,253    51,426,484     1,307,082     1,454,945    1,437,186     3,800,958
 ===========  ===========  ===========  ============   ===========   ===========  ===========   ===========

   6,276,168   71,974,368    2,121,241    46,212,293       819,126     1,166,676    3,569,627     3,903,970
 $     10.69  $      1.00  $     14.99  $      11.70   $     14.25   $     10.11  $      6.01   $      9.98

 $64,546,726  $71,974,368  $33,155,466  $538,584,873   $12,918,526   $13,273,617  $28,895,359   $37,686,237

                                          SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
     AST                                    AST                                     GARTMORE        AST
T. ROWE PRICE     AST          AST         PIMCO           AST           AST          NVIT     WESTERN ASSET
  LARGE-CAP      MONEY      SMALL-CAP   TOTAL RETURN  INTERNATIONAL INTERNATIONAL  DEVELOPING    CORE PLUS
   GROWTH       MARKET       GROWTH         BOND          VALUE        GROWTH       MARKETS        BOND
  PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO       FUND       PORTFOLIO
------------- -----------  -----------  ------------  ------------- ------------- -----------  -------------

 $         0  $   187,395  $    12,613  $  2,799,162   $   155,286   $   118,566  $   174,992   $   701,423
 -----------  -----------  -----------  ------------   -----------   -----------  -----------   -----------

     744,503    1,193,223      407,053     1,738,514       115,400       119,386      246,176       319,256
 -----------  -----------  -----------  ------------   -----------   -----------  -----------   -----------

    (744,503)  (1,005,828)    (394,440)    1,060,648        39,886          (820)     (71,184)      382,167
 -----------  -----------  -----------  ------------   -----------   -----------  -----------   -----------

           0            0            0     4,631,469             0             0            0       207,986

  (2,467,374)           0   (1,543,358)         (491)     (781,807)     (854,673)  (2,986,173)       44,689

  21,950,448            0    9,270,810     2,722,702     2,425,653     2,979,663   10,085,263     1,330,392
 -----------  -----------  -----------  ------------   -----------   -----------  -----------   -----------

  19,483,074            0    7,727,452     7,353,680     1,643,846     2,124,990    7,099,090     1,583,067
 -----------  -----------  -----------  ------------   -----------   -----------  -----------   -----------

 $18,738,571  $(1,005,828) $ 7,333,012  $  8,414,328   $ 1,683,732   $ 2,124,170  $ 7,027,906   $ 1,965,234
 ===========  ===========  ===========  ============   ===========   ===========  ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2009

                                                                       SUBACCOUNTS
                                          ---------------------------------------------------------------------
                                                                                                       AST
                                              AST                                         AST       PARAMETRIC
                                           INVESTMENT        AST            AST       GLOBAL REAL    EMERGING
                                           GRADE BOND        BOND           BOND        ESTATE    MARKETS EQUITY
                                           PORTFOLIO    PORTFOLIO 2018 PORTFOLIO 2019  PORTFOLIO    PORTFOLIO
                                          ------------  -------------- -------------- ----------- --------------
ASSETS
  Investment in the portfolios, at value. $277,671,180   $24,288,525    $16,101,762   $2,910,785   $25,628,837
                                          ------------   -----------    -----------   ----------   -----------
  Net Assets............................. $277,671,180   $24,288,525    $16,101,762   $2,910,785   $25,628,837
                                          ============   ===========    ===========   ==========   ===========

NET ASSETS, representing:
  Accumulation units..................... $277,671,180   $24,288,525    $16,101,762   $2,910,785   $25,628,837
                                          ------------   -----------    -----------   ----------   -----------
                                          $277,671,180   $24,288,525    $16,101,762   $2,910,785   $25,628,837
                                          ============   ===========    ===========   ==========   ===========

  Units outstanding......................   23,600,420     2,189,161      1,467,447      354,543     2,786,558
                                          ============   ===========    ===========   ==========   ===========

  Portfolio shares held..................   23,491,640     2,176,391      1,422,417      422,465     3,148,506
  Portfolio net asset value per share.... $      11.82   $     11.16    $     11.32   $     6.89   $      8.14
  Investment in portfolio shares, at
   cost.................................. $246,741,908   $23,872,386    $15,691,715   $2,632,591   $22,356,810

STATEMENT OF OPERATIONS
For the period ended December 31, 2009
                                                                       SUBACCOUNTS
                                          ---------------------------------------------------------------------
                                                                                                       AST
                                              AST                                         AST       PARAMETRIC
                                           INVESTMENT                                 GLOBAL REAL    EMERGING
                                           GRADE BOND      AST BOND       AST BOND      ESTATE    MARKETS EQUITY
                                           PORTFOLIO    PORTFOLIO 2018 PORTFOLIO 2019  PORTFOLIO    PORTFOLIO
                                          ------------  -------------- -------------- ----------- --------------
INVESTMENT INCOME
  Dividend income........................ $  7,660,599   $    82,840    $    52,412   $    9,579   $    25,523
                                          ------------   -----------    -----------   ----------   -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration...........    9,221,938       522,271        341,996       13,797       144,080
                                          ------------   -----------    -----------   ----------   -----------

NET INVESTMENT INCOME (LOSS).............   (1,561,339)     (439,431)      (289,584)      (4,218)     (118,557)
                                          ------------   -----------    -----------   ----------   -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received...    8,823,520       848,601         13,473            0             0
  Realized gain (loss) on shares
   redeemed..............................   76,179,883     1,105,204      1,324,553       13,519       156,022
  Net change in unrealized gain (loss)
   on investments........................  (28,441,627)   (3,420,800)    (2,702,730)     291,910     3,296,415
                                          ------------   -----------    -----------   ----------   -----------

NET GAIN (LOSS) ON
   INVESTMENTS...........................   56,561,776    (1,466,995)    (1,364,704)     305,429     3,452,437
                                          ------------   -----------    -----------   ----------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................ $ 55,000,437   $(1,906,426)   $(1,654,288)  $  301,211   $ 3,333,880
                                          ============   ===========    ===========   ==========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
                  FRANKLIN         AST          AST         AST CLS         AST            AST        AST NIEMANN
                TEMPLETON VIP    GOLDMAN     CLS GROWTH     MODERATE      HORIZON        HORIZON     CAPITAL GROWTH
     AST          FOUNDING     SACHS SMALL-    ASSET         ASSET      GROWTH ASSET  MODERATE ASSET     ASSET
  FOCUS FOUR        FUNDS       CAP VALUE    ALLOCATION    ALLOCATION    ALLOCATION     ALLOCATION     ALLOCATION
PLUS PORTFOLIO ALLOCATION FUND  PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
-------------- --------------- ------------ ------------  ------------  ------------  -------------- --------------

  $        0    $228,761,538    $9,808,587  $162,372,591  $206,514,752  $118,947,427   $164,854,492   $58,908,167
  ----------    ------------    ----------  ------------  ------------  ------------   ------------   -----------
  $        0    $228,761,538    $9,808,587  $162,372,591  $206,514,752  $118,947,427   $164,854,492   $58,908,167
  ==========    ============    ==========  ============  ============  ============   ============   ===========

  $        0    $228,761,538    $9,808,587  $162,372,591  $206,514,752  $118,947,427   $164,854,492   $58,908,167
  ----------    ------------    ----------  ------------  ------------  ------------   ------------   -----------
  $        0    $228,761,538    $9,808,587  $162,372,591  $206,514,752  $118,947,427   $164,854,492   $58,908,167
  ==========    ============    ==========  ============  ============  ============   ============   ===========

           0      26,708,781     1,010,377    19,248,102    22,971,095    13,284,062     17,716,689     6,536,221
  ==========    ============    ==========  ============  ============  ============   ============   ===========

           0      32,039,431     1,184,612    17,273,680    23,074,274    13,334,913     17,353,104     6,694,110
  $     0.00    $       7.14    $     8.28  $       9.40  $       8.95  $       8.92   $       9.50   $      8.80

  $        0    $205,297,548    $8,543,297  $145,243,581  $186,297,094  $107,209,889   $148,753,876   $52,601,286

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
                  FRANKLIN         AST          AST         AST CLS         AST            AST        AST NIEMANN
                TEMPLETON VIP    GOLDMAN     CLS GROWTH     MODERATE      HORIZON        HORIZON     CAPITAL GROWTH
     AST          FOUNDING     SACHS SMALL-    ASSET         ASSET      GROWTH ASSET  MODERATE ASSET     ASSET
  FOCUS FOUR        FUNDS       CAP VALUE    ALLOCATION    ALLOCATION    ALLOCATION     ALLOCATION     ALLOCATION
PLUS PORTFOLIO ALLOCATION FUND  PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
-------------- --------------- ------------ ------------  ------------  ------------  -------------- --------------

  $   10,855    $  4,841,326    $   35,620  $    250,756  $    260,224  $    125,690   $    149,092   $    87,976
  ----------    ------------    ----------  ------------  ------------  ------------   ------------   -----------

     289,374       1,423,540        58,503     1,042,954     1,455,380       737,306      1,158,048       414,039
  ----------    ------------    ----------  ------------  ------------  ------------   ------------   -----------

    (278,519)      3,417,786       (22,883)     (792,198)   (1,195,156)     (611,616)    (1,008,956)     (326,063)
  ----------    ------------    ----------  ------------  ------------  ------------   ------------   -----------

           0               0             0             0             0             0              0             0

   4,771,187      (1,494,478)        3,325      (223,072)     (507,294)     (136,090)      (115,202)      (58,986)

     178,444      25,128,373     1,275,445    17,531,492    21,088,025    11,888,083     16,476,057     6,329,153
  ----------    ------------    ----------  ------------  ------------  ------------   ------------   -----------

   4,949,631      23,633,895     1,278,770    17,308,420    20,580,731    11,751,993     16,360,855     6,270,167
  ----------    ------------    ----------  ------------  ------------  ------------   ------------   -----------

  $4,671,112    $ 27,051,681    $1,255,887  $ 16,516,222  $ 19,385,575  $ 11,140,377   $ 15,351,899   $ 5,944,104
  ==========    ============    ==========  ============  ============  ============   ============   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2009

                                                                    SUBACCOUNTS
                                            -----------------------------------------------------------
                                            PROFUND VP   PROFUND VP
                                             CONSUMER  CONSUMER GOODS PROFUND VP PROFUND VP  PROFUND VP
                                             SERVICES    PORTFOLIO    FINANCIALS HEALTH CARE INDUSTRIALS
                                            ---------- -------------- ---------- ----------- -----------
ASSETS
  Investment in the portfolios, at value...  $15,824      $74,191      $721,668   $400,629     $85,336
                                             -------      -------      --------   --------     -------
  Net Assets...............................  $15,824      $74,191      $721,668   $400,629     $85,336
                                             =======      =======      ========   ========     =======

NET ASSETS, representing:
  Accumulation units.......................  $15,824      $74,191      $721,668   $400,629     $85,336
                                             -------      -------      --------   --------     -------
                                             $15,824      $74,191      $721,668   $400,629     $85,336
                                             =======      =======      ========   ========     =======

  Units outstanding........................    1,750        8,079       121,143     40,894      11,449
                                             =======      =======      ========   ========     =======

  Portfolio shares held....................      600        2,504        40,294     14,212       2,862
  Portfolio net asset value per share......  $ 26.37      $ 29.63      $  17.91   $  28.19     $ 29.82
  Investment in portfolio shares, at
   cost....................................  $13,539      $63,427      $661,381   $341,017     $79,790

STATEMENT OF OPERATIONS
For the period ended December 31, 2009
                                                                    SUBACCOUNTS
                                            -----------------------------------------------------------
                                            PROFUND VP   PROFUND VP
                                             CONSUMER  CONSUMER GOODS PROFUND VP PROFUND VP  PROFUND VP
                                             SERVICES    PORTFOLIO    FINANCIALS HEALTH CARE INDUSTRIALS
                                            ---------- -------------- ---------- ----------- -----------
INVESTMENT INCOME
  Dividend income..........................  $     0      $   653      $ 11,050   $  1,916     $   154
                                             -------      -------      --------   --------     -------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      173          840         6,285      4,147         448
                                             -------      -------      --------   --------     -------

NET INVESTMENT INCOME (LOSS)...............     (173)        (187)        4,765     (2,231)       (294)
                                             -------      -------      --------   --------     -------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....        0            0             0          0           0
  Realized gain (loss) on shares
   redeemed................................     (345)         722       (36,908)     6,603      (5,848)
  Net change in unrealized gain (loss) on
   investments.............................    1,865        9,101        75,257     51,244       3,742
                                             -------      -------      --------   --------     -------

NET GAIN (LOSS) ON
   INVESTMENTS.............................    1,520        9,823        38,349     57,847      (2,106)
                                             -------      -------      --------   --------     -------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................  $ 1,347      $ 9,636      $ 43,114   $ 55,616     $(2,400)
                                             =======      =======      ========   ========     =======


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                                         PROFUND VP PROFUND VP                               PROFUND VP
  PROFUND VP    PROFUND VP   PROFUND VP  SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
MID-CAP GROWTH MID-CAP VALUE REAL ESTATE   GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
-------------- ------------- ----------- ---------- ---------- ------------------ ---------- ----------

   $144,954      $215,242     $466,517    $170,840   $186,564       $121,325       $296,707   $574,399
   --------      --------     --------    --------   --------       --------       --------   --------
   $144,954      $215,242     $466,517    $170,840   $186,564       $121,325       $296,707   $574,399
   ========      ========     ========    ========   ========       ========       ========   ========

   $144,954      $215,242     $466,517    $170,840   $186,564       $121,325       $296,707   $574,399
   --------      --------     --------    --------   --------       --------       --------   --------
   $144,954      $215,242     $466,517    $170,840   $186,564       $121,325       $296,707   $574,399
   ========      ========     ========    ========   ========       ========       ========   ========

     17,158        25,833       67,246      20,201     21,915         15,804         37,739     66,952
   ========      ========     ========    ========   ========       ========       ========   ========

      5,441         9,937       12,970       7,486      8,336         18,027         10,809     19,360
   $  26.64      $  21.66     $  35.97    $  22.82   $  22.38       $   6.73       $  27.45   $  29.67

   $123,989      $159,496     $408,158    $152,146   $168,751       $115,894       $265,000   $480,408

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                                         PROFUND VP PROFUND VP                               PROFUND VP
  PROFUND VP    PROFUND VP   PROFUND VP  SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
MID-CAP GROWTH MID-CAP VALUE REAL ESTATE   GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
-------------- ------------- ----------- ---------- ---------- ------------------ ---------- ----------

   $      0      $  2,218     $  5,388    $      0   $    320       $  8,357       $  9,622   $      0
   --------      --------     --------    --------   --------       --------       --------   --------

      1,670         2,365        2,242       1,455      1,073          1,278          2,925      4,641
   --------      --------     --------    --------   --------       --------       --------   --------

     (1,670)         (147)       3,146      (1,455)      (753)         7,079          6,697     (4,641)
   --------      --------     --------    --------   --------       --------       --------   --------

          0             0            0       2,863          0              0              0          0

     31,261        14,428        1,493      12,186      1,654         (1,616)         4,038     21,116

     18,413        54,278       51,381      16,916     18,200          1,722         30,257     95,905
   --------      --------     --------    --------   --------       --------       --------   --------

     49,674        68,706       52,874      31,965     19,854            106         34,295    117,021
   --------      --------     --------    --------   --------       --------       --------   --------

   $ 48,004      $ 68,559     $ 56,020    $ 30,510   $ 19,101       $  7,185       $ 40,992   $112,380
   ========      ========     ========    ========   ========       ========       ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2009

                                                                               SUBACCOUNTS
                                                      ------------------------------------------------------------
                                                                    AST       AST     CREDIT SUISSE
                                                                 JENNISON  JENNISON       TRUST
                                                      PROFUND VP LARGE-CAP LARGE-CAP  INTERNATIONAL       AST
                                                      LARGE-CAP    VALUE    GROWTH   EQUITY FLEX III      BOND
                                                        VALUE    PORTFOLIO PORTFOLIO    PORTFOLIO    PORTFOLIO 2020
                                                      ---------- --------- --------- --------------- --------------
ASSETS
  Investment in the portfolios, at value.............  $330,233  $487,091  $249,462    $9,709,091      $  996,271
                                                       --------  --------  --------    ----------      ----------
  Net Assets.........................................  $330,233  $487,091  $249,462    $9,709,091      $  996,271
                                                       ========  ========  ========    ==========      ==========

NET ASSETS, representing:
  Accumulation units.................................  $330,233  $487,091  $249,462    $9,709,091      $  996,271
                                                       --------  --------  --------    ----------      ----------
                                                       $330,233  $487,091  $249,462    $9,709,091      $  996,271
                                                       ========  ========  ========    ==========      ==========

  Units outstanding..................................    44,746    47,286    24,230       961,736         113,597
                                                       ========  ========  ========    ==========      ==========

  Portfolio shares held..............................    15,190    46,170    22,950     1,656,841         111,315
  Portfolio net asset value per share................  $  21.74  $  10.55  $  10.87    $     5.86      $     8.95
  Investment in portfolio shares, at cost............  $313,481  $478,174  $244,086    $9,609,680      $1,026,650

STATEMENT OF OPERATIONS
For the period ended December 31, 2009
                                                                               SUBACCOUNTS
                                                      ------------------------------------------------------------
                                                                    AST       AST     CREDIT SUISSE
                                                                 JENNISON  JENNISON       TRUST
                                                      PROFUND VP LARGE-CAP LARGE-CAP  INTERNATIONAL       AST
                                                      LARGE-CAP    VALUE    GROWTH   EQUITY FLEX III      BOND
                                                        VALUE    PORTFOLIO PORTFOLIO    PORTFOLIO    PORTFOLIO 2020
                                                      ---------- --------- --------- --------------- --------------
INVESTMENT INCOME
  Dividend income....................................  $  4,256  $      0  $      0    $        0      $        0
                                                       --------  --------  --------    ----------      ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense risk and for
   administration....................................     1,807       452       235         7,393           9,481
                                                       --------  --------  --------    ----------      ----------

NET INVESTMENT INCOME (LOSS).........................     2,449      (452)     (235)       (7,393)         (9,481)
                                                       --------  --------  --------    ----------      ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received...............         0         0         0             0               0
  Realized gain (loss) on shares
   redeemed..........................................     1,886      (566)        3           669          (9,820)
  Net change in unrealized gain (loss) on
   investments.......................................    23,695     8,917     5,376        99,411         (30,379)
                                                       --------  --------  --------    ----------      ----------

NET GAIN (LOSS) ON
   INVESTMENTS.......................................    25,581     8,351     5,379       100,080         (40,199)
                                                       --------  --------  --------    ----------      ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS..................  $ 28,030  $  7,899  $  5,144    $   92,687      $  (49,680)
                                                       ========  ========  ========    ==========      ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                     [THIS PAGE INTENTIONALLY LEFT BLANK]



                                      A20

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                        SUBACCOUNTS
                                   -------------------------------------------------------------------------------------
                                      PRUDENTIAL MONEY MARKET    PRUDENTIAL DIVERSIFIED BOND
                                             PORTFOLIO                    PORTFOLIO          PRUDENTIAL EQUITY PORTFOLIO
                                   ----------------------------  --------------------------  ---------------------------
                                     01/01/2009     01/01/2008    01/01/2009    01/01/2008    01/01/2009     01/01/2008
                                         TO             TO            TO            TO            TO             TO
                                     12/31/2009     12/31/2008    12/31/2009    12/31/2008    12/31/2009     12/31/2008
                                   -------------  -------------  ------------  ------------  ------------  -------------
OPERATIONS
  Net investment income
   (loss)......................... $  (3,296,482) $   3,528,079  $  7,782,420  $ 10,248,636  $    325,319  $     (18,192)
  Capital gains distributions
   received.......................             0              0     4,179,394     2,616,509             0     31,784,559
  Realized gain (loss) on shares
   redeemed.......................             0              0    (2,429,643)   (3,853,132)  (15,477,320)    (8,429,522)
  Net change in unrealized gain
   (loss) on investments..........             0              0    31,129,989   (22,348,785)   79,857,679   (159,270,881)
                                   -------------  -------------  ------------  ------------  ------------  -------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    (3,296,482)     3,528,079    40,662,160   (13,336,772)   64,705,678   (135,934,036)
                                   -------------  -------------  ------------  ------------  ------------  -------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     1,154,753      2,214,906       893,528       354,741       723,548        908,526
  Annuity Payments................      (765,797)      (917,627)     (530,882)     (966,523)     (271,020)      (447,492)
  Surrenders, withdrawals and
   death benefits.................   (83,913,147)   (95,614,566)  (29,219,905)  (43,689,269)  (21,125,927)   (38,251,727)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (66,536,452)   182,132,519      (898,334)  (11,070,256)   (4,792,817)   (11,395,376)
  Withdrawal and other
   charges........................      (437,243)      (337,190)     (115,634)     (116,116)     (276,801)      (303,216)
                                   -------------  -------------  ------------  ------------  ------------  -------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (150,497,886)    87,478,042   (29,871,227)  (55,487,423)  (25,743,017)   (49,489,285)
                                   -------------  -------------  ------------  ------------  ------------  -------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (153,794,368)    91,006,121    10,790,933   (68,824,195)   38,962,661   (185,423,321)

NET ASSETS
  Beginning of period.............   382,008,621    291,002,500   236,342,350   305,166,545   197,062,596    382,485,917
                                   -------------  -------------  ------------  ------------  ------------  -------------
  End of period................... $ 228,214,253  $ 382,008,621  $247,133,283  $236,342,350  $236,025,257  $ 197,062,596
                                   =============  =============  ============  ============  ============  =============

  Beginning units.................   322,559,721    244,094,803   144,785,736   177,980,463   155,513,734    183,783,219
                                   -------------  -------------  ------------  ------------  ------------  -------------
  Units issued....................    85,392,900    268,312,472     9,857,314    10,813,226     6,326,131      7,198,322
  Units redeemed..................  (214,813,225)  (189,847,554)  (27,267,069)  (44,007,953)  (24,781,673)   (35,467,807)
                                   -------------  -------------  ------------  ------------  ------------  -------------
  Ending units....................   193,139,396    322,559,721   127,375,981   144,785,736   137,058,192    155,513,734
                                   =============  =============  ============  ============  ============  =============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                                           SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
PRUDENTIAL FLEXIBLE MANAGED  PRUDENTIAL CONSERVATIVE                                PRUDENTIAL HIGH YIELD BOND
        PORTFOLIO               BALANCED PORTFOLIO      PRUDENTIAL VALUE PORTFOLIO           PORTFOLIO
--------------------------  -------------------------  ---------------------------  --------------------------
 01/01/2009    01/01/2008    01/01/2009   01/01/2008    01/01/2009     01/01/2008    01/01/2009    01/01/2008
     TO            TO            TO           TO            TO             TO            TO            TO
 12/31/2009    12/31/2008    12/31/2009   12/31/2008    12/31/2009     12/31/2008    12/31/2009    12/31/2008
-----------   -----------   -----------  ------------  ------------  -------------  ------------  ------------

$   307,626   $   322,232   $   538,500  $    645,006  $  1,232,180  $   1,193,271  $ 11,099,168  $  9,481,972

          0     1,640,284             0             0             0     63,567,195             0             0

   (968,457)     (628,445)     (764,156)     (395,249)  (23,569,768)   (12,900,836)   (7,928,130)  (12,950,213)

  3,076,220    (7,212,496)    4,009,129    (7,881,839)   90,076,873   (205,201,019)   41,235,067   (28,444,857)
-----------   -----------   -----------  ------------  ------------  -------------  ------------  ------------

  2,415,389    (5,878,425)    3,783,473    (7,632,082)   67,739,285   (153,341,389)   44,406,105   (31,913,098)
-----------   -----------   -----------  ------------  ------------  -------------  ------------  ------------


     16,717        61,226        90,479        92,454       826,125      1,203,361       866,046       243,408
    (42,654)     (146,364)     (213,016)     (186,260)     (347,544)      (564,183)     (297,295)     (537,144)

 (1,926,006)   (3,126,985)   (3,354,835)   (4,832,669)  (21,534,116)   (38,570,475)  (14,479,744)  (21,096,636)

   (285,045)     (788,614)      (90,582)   (1,004,017)   (5,739,157)   (20,932,314)  124,344,612   (10,811,549)

          0             0             0             0      (267,392)      (295,762)     (109,230)      (61,939)
-----------   -----------   -----------  ------------  ------------  -------------  ------------  ------------

 (2,236,988)   (4,000,737)   (3,567,954)   (5,930,492)  (27,062,084)   (59,159,373)  110,324,389   (32,263,860)
-----------   -----------   -----------  ------------  ------------  -------------  ------------  ------------

    178,401    (9,879,162)      215,519   (13,562,574)   40,677,201   (212,500,762)  154,730,494   (64,176,958)

 15,220,478    25,099,640    23,485,485    37,048,059   188,188,307    400,689,069    95,746,814   159,923,772
-----------   -----------   -----------  ------------  ------------  -------------  ------------  ------------
$15,398,879   $15,220,478   $23,701,004  $ 23,485,485  $228,865,508  $ 188,188,307  $250,477,308  $ 95,746,814
===========   ===========   ===========  ============  ============  =============  ============  ============

 10,712,762    13,097,287    16,534,184    20,216,229   129,517,161    158,069,268    74,439,344    95,300,290
-----------   -----------   -----------  ------------  ------------  -------------  ------------  ------------
    186,309       121,036       539,322       452,014     6,873,182     10,651,835    18,875,864     2,563,668
 (1,737,271)   (2,505,561)   (2,975,835)   (4,134,059)  (23,844,319)   (39,203,942)  (15,448,357)  (23,424,614)
-----------   -----------   -----------  ------------  ------------  -------------  ------------  ------------
  9,161,800    10,712,762    14,097,671    16,534,184   112,546,024    129,517,161    77,866,851    74,439,344
===========   ===========   ===========  ============  ============  =============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                       SUBACCOUNTS
                                   ------------------------------------------------------------------------------------
                                   PRUDENTIAL NATURAL RESOURCES    PRUDENTIAL STOCK INDEX         PRUDENTIAL GLOBAL
                                           PORTFOLIO                     PORTFOLIO                    PORTFOLIO
                                   ---------------------------  ---------------------------  --------------------------
                                    01/01/2009    01/01/2008     01/01/2009     01/01/2008    01/01/2009    01/01/2008
                                        TO            TO             TO             TO            TO            TO
                                    12/31/2009    12/31/2008     12/31/2009     12/31/2008    12/31/2009    12/31/2008
                                   -----------   ------------   ------------  -------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $   (75,411)  $   (110,686)  $  3,816,189  $   3,285,829  $    950,702  $    335,751
  Capital gains distributions
   received.......................   1,333,710      2,440,806              0              0             0     6,196,544
  Realized gain (loss) on shares
   redeemed.......................    (337,409)     1,084,217    (16,521,469)    (5,971,171)   (4,367,886)     (512,538)
  Net change in unrealized gain
   (loss) on investments..........   5,228,313    (14,008,118)    75,879,736   (187,957,029)   20,666,081   (60,466,928)
                                   -----------   ------------   ------------  -------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   6,149,203    (10,593,781)    63,174,456   (190,642,371)   17,248,897   (54,447,171)
                                   -----------   ------------   ------------  -------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      23,439         29,763      1,039,099      1,474,445       199,463       279,727
  Annuity Payments................     (16,594)       (71,318)      (446,286)      (773,537)      (31,856)      (89,379)
  Surrenders, withdrawals and
   death benefits.................  (1,091,689)    (2,941,767)   (26,018,089)   (52,210,978)   (6,036,929)  (12,413,846)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     217,564       (672,013)    (6,994,321)   (20,010,176)   (1,298,220)   (4,048,681)
  Withdrawal and other
   charges........................           0              0       (532,424)      (590,990)     (114,285)     (132,485)
                                   -----------   ------------   ------------  -------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    (867,280)    (3,655,335)   (32,952,021)   (72,111,236)   (7,281,827)  (16,404,664)
                                   -----------   ------------   ------------  -------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   5,281,923    (14,249,116)    30,222,435   (262,753,607)    9,967,070   (70,851,835)

NET ASSETS
  Beginning of period.............   8,744,720     22,993,836    288,791,821    551,545,428    65,031,218   135,883,053
                                   -----------   ------------   ------------  -------------  ------------  ------------
  End of period................... $14,026,643   $  8,744,720   $319,014,256  $ 288,791,821  $ 74,998,288  $ 65,031,218
                                   ===========   ============   ============  =============  ============  ============

  Beginning units.................   2,068,953      2,521,301    252,566,352    299,308,791    57,721,857    67,856,474
                                   -----------   ------------   ------------  -------------  ------------  ------------
  Units issued....................     145,390        221,628     16,290,307     15,744,490     4,037,771     5,063,653
  Units redeemed..................    (314,244)      (673,976)   (44,630,424)   (62,486,929)  (10,628,673)  (15,198,270)
                                   -----------   ------------   ------------  -------------  ------------  ------------
  Ending units....................   1,900,099      2,068,953    224,226,235    252,566,352    51,130,955    57,721,857
                                   ===========   ============   ============  =============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                           SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
    PRUDENTIAL JENNISON      PRUDENTIAL SMALL CAPITALIZATION T. ROWE PRICE INTERNATIONAL T. ROWE PRICE EQUITY INCOME
         PORTFOLIO                STOCK PORTFOLIO                 STOCK PORTFOLIO                PORTFOLIO
---------------------------  ------------------------------  -------------------------   -------------------------
 01/01/2009     01/01/2008    01/01/2009      01/01/2008      01/01/2009    01/01/2008    01/01/2009    01/01/2008
     TO             TO            TO              TO              TO            TO            TO            TO
 12/31/2009     12/31/2008    12/31/2009      12/31/2008      12/31/2009    12/31/2008    12/31/2009    12/31/2008
------------  -------------   -----------     ------------   -----------   ------------  -----------   ------------

$ (2,055,498) $  (3,415,305) $   230,158     $   (178,214)   $   280,960   $    152,698  $   384,505   $    871,604

           0              0    4,955,881       11,523,983              0      1,127,922            0      3,108,896

 (13,814,081)   (10,301,753)  (3,378,170)         292,972     (1,059,513)       333,098   (2,974,004)      (276,582)

 107,421,173   (152,443,290)   8,779,202      (38,418,546)     9,417,103    (20,422,748)  16,532,240    (45,740,983)
------------  -------------   -----------     ------------   -----------   ------------  -----------   ------------

  91,551,594   (166,160,348)  10,587,071      (26,779,805)     8,638,550    (18,809,030)  13,942,741    (42,037,065)
------------  -------------   -----------     ------------   -----------   ------------  -----------   ------------

     860,118      1,172,638       97,220          165,121         55,713         43,042       53,040         94,069
    (417,093)      (682,638)     (73,063)         (84,347)       (70,678)       (99,300)    (217,716)      (263,545)

 (26,607,561)   (46,767,898)  (5,251,528)     (10,751,270)    (1,998,503)    (4,325,768)  (5,979,447)   (13,246,322)

  (8,537,598)   (20,297,081)  (1,853,208)      (5,281,382)       768,026       (454,975)  (1,244,956)    (4,798,797)

    (373,582)      (400,137)     (23,356)         (26,431)       (10,293)       (11,247)     (36,446)       (39,546)
------------  -------------   -----------     ------------   -----------   ------------  -----------   ------------

 (35,075,716)   (66,975,116)  (7,103,935)     (15,978,309)    (1,255,735)    (4,848,248)  (7,425,525)   (18,254,141)
------------  -------------   -----------     ------------   -----------   ------------  -----------   ------------

  56,475,878   (233,135,464)   3,483,136      (42,758,114)     7,382,815    (23,657,278)   6,517,216    (60,291,206)

 246,262,166    479,397,630   51,677,383       94,435,497     18,227,283     41,884,561   65,377,231    125,668,437
------------  -------------   -----------     ------------   -----------   ------------  -----------   ------------
$302,738,044  $ 246,262,166  $55,160,519     $ 51,677,383    $25,610,098   $ 18,227,283  $71,894,447   $ 65,377,231
============  =============   ===========     ============   ===========   ============  ===========   ============

 223,475,591    269,107,914   28,369,065       35,286,455     21,047,492     24,451,997   43,430,575     52,567,150
------------  -------------   -----------     ------------   -----------   ------------  -----------   ------------
   8,321,752      9,947,628    1,750,091        1,685,568      2,714,047      2,734,766    1,985,129      1,798,150
 (37,814,042)   (55,579,951)  (5,586,261)      (8,602,958)    (4,071,328)    (6,139,271)  (6,854,637)   (10,934,725)
------------  -------------   -----------     ------------   -----------   ------------  -----------   ------------
 193,983,301    223,475,591   24,532,895       28,369,065     19,690,211     21,047,492   38,561,067     43,430,575
============  =============   ===========     ============   ===========   ============  ===========   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                   SUBACCOUNTS
                                ---------------------------------------------------------------------------------
                                 PREMIER VIT OPCAP MANAGED  PREMIER VIT NACM SMALL CAP
                                     PORTFOLIO CLASS 1          PORTFOLIO CLASS 1       AIM V.I. CORE EQUITY FUND
                                --------------------------  -------------------------  --------------------------
                                 01/01/2009    01/01/2008    01/01/2009   01/01/2008    01/01/2009    01/01/2008
                                     TO            TO            TO           TO            TO            TO
                                 12/31/2009    12/31/2008    12/31/2009   12/31/2008    12/31/2009    12/31/2008
                                ------------  ------------  -----------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $    784,362  $  1,809,220  $  (372,431) $   (670,349) $    412,685  $    861,491
  Capital gains distributions
   received....................            0     9,078,246            0    11,166,193             0             0
  Realized gain (loss) on
   shares redeemed.............   (6,650,026)   (6,420,432)  (3,901,982)   (2,479,931)   (2,129,640)    1,467,220
  Net change in unrealized
   gain (loss) on
   investments.................   20,434,006   (40,414,836)   7,864,106   (32,156,183)   24,477,678   (48,699,488)
                                ------------  ------------  -----------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING
   FROM OPERATIONS.............   14,568,342   (35,947,802)   3,589,693   (24,140,270)   22,760,723   (46,370,777)
                                ------------  ------------  -----------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................      241,158       174,875       27,815        46,001       213,085       245,491
  Annuity Payments.............     (225,352)     (312,470)     (32,068)      (46,163)     (440,068)     (339,295)
  Surrenders, withdrawals and
   death benefits..............   (8,714,451)  (16,008,361)  (2,769,546)   (7,053,887)   (9,378,728)  (17,778,245)
  Net transfers between other
   subaccounts or fixed rate
   option......................   (2,104,376)   (4,028,432)    (219,646)   (2,489,094)   (1,960,259)   (7,313,137)
  Withdrawal and other
   charges.....................      (54,738)      (58,667)     (16,469)      (20,166)      (67,082)      (70,444)
                                ------------  ------------  -----------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS................  (10,857,759)  (20,233,055)  (3,009,914)   (9,563,309)  (11,633,052)  (25,255,630)
                                ------------  ------------  -----------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................    3,710,583   (56,180,857)     579,779   (33,703,579)   11,127,671   (71,626,407)

NET ASSETS
  Beginning of period..........   76,067,647   132,248,504   30,354,894    64,058,473    95,029,922   166,656,329
                                ------------  ------------  -----------  ------------  ------------  ------------
  End of period................ $ 79,778,230  $ 76,067,647  $30,934,673  $ 30,354,894  $106,157,593  $ 95,029,922
                                ============  ============  ===========  ============  ============  ============

  Beginning units..............   62,795,104    76,642,743   20,849,116    25,324,620    72,675,351    87,692,122
                                ------------  ------------  -----------  ------------  ------------  ------------
  Units issued.................    1,117,822     2,439,439    1,080,793       940,115     1,736,552     1,679,556
  Units redeemed...............   (9,699,936)  (16,287,078)  (3,287,718)   (5,415,619)  (10,180,749)  (16,696,327)
                                ------------  ------------  -----------  ------------  ------------  ------------
  Ending units.................   54,212,990    62,795,104   18,642,191    20,849,116    64,231,154    72,675,351
                                ============  ============  ===========  ============  ============  ============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
JANUS ASPEN JANUS PORTFOLIO -     JANUS ASPEN OVERSEAS              MFS VIT RESEARCH       MFS VIT GROWTH SERIES -
   INSTITUTIONAL SHARES       PORTFOLIO - INSTITUTIONAL SHARES   SERIES - INITIAL CLASS         INITIAL CLASS
----------------------------  -------------------------------  -------------------------  -------------------------
 01/01/2009     01/01/2008     01/01/2009       01/01/2008      01/01/2009   01/01/2008    01/01/2009   01/01/2008
     TO             TO             TO               TO              TO           TO            TO           TO
 12/31/2009     12/31/2008     12/31/2009       12/31/2008      12/31/2009   12/31/2008    12/31/2009   12/31/2008
 -----------   ------------    ------------    -------------   -----------  ------------  -----------  ------------

$  (490,899)   $   (554,209)  $ (1,072,268)   $    (373,390)   $    16,252  $   (217,581) $  (556,252) $   (866,455)

          0               0      3,653,798       28,905,193              0             0            0             0

 (4,201,912)     (3,211,154)     2,818,974       16,535,163       (680,854)      (18,307)  (2,404,719)   (1,293,019)

 21,884,642     (36,429,883)    66,139,758     (164,497,728)     5,118,395   (10,814,995)  19,036,297   (30,794,674)
 -----------   ------------    ------------    -------------   -----------  ------------  -----------  ------------

 17,191,831     (40,195,246)    71,540,262     (119,430,762)     4,453,793   (11,050,883)  16,075,326   (32,954,148)
 -----------   ------------    ------------    -------------   -----------  ------------  -----------  ------------

    140,179         137,816        122,715          354,667         54,657        24,121       76,077       168,752
   (162,513)       (198,418)      (267,476)        (350,064)       (67,397)      (18,220)     (47,939)     (190,511)

 (6,279,099)    (11,172,077)   (11,478,104)     (26,680,384)    (1,896,246)   (3,482,213)  (4,882,645)   (9,753,480)

 (1,276,868)     (3,044,817)    (4,955,382)      (8,975,445)      (378,783)   (1,160,324)  (1,271,762)   (3,459,312)

    (44,485)        (47,275)       (70,004)         (72,952)       (11,713)      (12,077)     (38,615)      (41,683)
 -----------   ------------    ------------    -------------   -----------  ------------  -----------  ------------

 (7,622,786)    (14,324,771)   (16,648,251)     (35,724,178)    (2,299,482)   (4,648,713)  (6,164,884)  (13,276,234)
 -----------   ------------    ------------    -------------   -----------  ------------  -----------  ------------

  9,569,045     (54,520,017)    54,892,011     (155,154,940)     2,154,311   (15,699,596)   9,910,442   (46,230,382)

 54,523,462     109,043,479     99,657,272      254,812,212     17,309,884    33,009,480   49,105,535    95,335,917
 -----------   ------------    ------------    -------------   -----------  ------------  -----------  ------------
$64,092,507    $ 54,523,462   $154,549,283    $  99,657,272    $19,464,195  $ 17,309,884  $59,015,977  $ 49,105,535
 ===========   ============    ============    =============   ===========  ============  ===========  ============

 51,811,776      61,484,350     48,523,083       58,642,797     15,464,104    18,594,406   45,316,173    54,292,172
 -----------   ------------    ------------    -------------   -----------  ------------  -----------  ------------
  1,535,089       1,987,016      2,337,734        3,329,342        446,520       505,310    1,148,747     2,204,993
 (8,061,126)    (11,659,590)    (8,305,364)     (13,449,056)    (2,399,740)   (3,635,612)  (6,333,036)  (11,180,992)
 -----------   ------------    ------------    -------------   -----------  ------------  -----------  ------------
 45,285,739      51,811,776     42,555,453       48,523,083     13,510,884    15,464,104   40,131,884    45,316,173
 ===========   ============    ============    =============   ===========  ============  ===========  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                     SUBACCOUNTS
                                   ---------------------------------------------------------------------------------
                                                                                                    FRANKLIN
                                      CREDIT SUISSE TRUST                                        SMALL-MID CAP
                                   INTERNATIONAL EQUITY FLEX II    AMERICAN CENTURY VP               GROWTH
                                           PORTFOLIO                    VALUE FUND              SECURITIES FUND
                                   ---------------------------  -------------------------  -------------------------
                                    01/01/2009     01/01/2008    01/01/2009   01/01/2008    01/01/2009   01/01/2008
                                        TO             TO            TO           TO            TO           TO
                                   12/11/2009**    12/31/2008    12/31/2009   12/31/2008    12/31/2009   12/31/2008
                                   ------------   -----------   -----------  ------------  -----------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $    105,682   $    47,958   $ 1,063,840  $    406,575  $  (307,835) $   (435,424)
  Capital gains distributions
   received.......................            0             0             0     4,749,564            0     3,908,377
  Realized gain (loss) on shares
   redeemed.......................   (4,707,807)     (403,644)   (1,974,904)   (1,360,665)  (1,744,860)   (1,465,360)
  Net change in unrealized gain
   (loss) on investments..........    6,834,317    (7,410,749)    4,921,880   (14,806,759)   9,860,645   (18,328,557)
                                   ------------   -----------   -----------  ------------  -----------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    2,232,192    (7,766,435)    4,010,816   (11,011,285)   7,807,950   (16,320,964)
                                   ------------   -----------   -----------  ------------  -----------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................       11,391        16,164        23,076        27,806       33,382        77,166
  Annuity Payments................      (13,514)      (19,057)       (9,703)      (64,281)     (12,746)      (75,532)
  Surrenders, withdrawals and
   death benefits.................     (780,368)   (2,020,628)   (2,340,459)   (5,264,884)  (1,866,440)   (4,300,185)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (9,630,880)      (66,330)     (861,623)   (2,834,214)     382,390    (1,043,964)
  Withdrawal and other
   charges........................       (5,605)       (6,640)      (13,268)      (14,158)     (14,775)      (15,955)
                                   ------------   -----------   -----------  ------------  -----------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (10,418,976)   (2,096,491)   (3,201,977)   (8,149,731)  (1,478,189)   (5,358,470)
                                   ------------   -----------   -----------  ------------  -----------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   (8,186,784)   (9,862,926)      808,839   (19,161,016)   6,329,761   (21,679,434)

NET ASSETS
  Beginning of period.............    8,186,784    18,049,710    25,826,087    44,987,103   19,938,623    41,618,057
                                   ------------   -----------   -----------  ------------  -----------  ------------
  End of period................... $          0   $ 8,186,784   $26,634,926  $ 25,826,087  $26,268,384  $ 19,938,623
                                   ============   ===========   ===========  ============  ===========  ============

  Beginning units.................   11,498,400    13,308,089    17,239,718    21,699,456   19,231,726    22,772,786
                                   ------------   -----------   -----------  ------------  -----------  ------------
  Units issued....................      792,255     1,108,053       937,989       943,807    1,388,162     1,293,583
  Units redeemed..................  (12,290,655)   (2,917,742)   (3,134,360)   (5,403,545)  (2,702,149)   (4,834,643)
                                   ------------   -----------   -----------  ------------  -----------  ------------
  Ending units....................            0    11,498,400    15,043,347    17,239,718   17,917,739    19,231,726
                                   ============   ===========   ===========  ============  ===========  ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                          SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------

                             PRUDENTIAL DIVERSIFIED                                 ALLIANCEBERNSTEIN VPS
PRUDENTIAL JENNISON 20/20      CONSERVATIVE GROWTH                                    LARGE CAP GROWTH
     FOCUS PORTFOLIO                PORTFOLIO            DAVIS VALUE PORTFOLIO        PORTFOLIO CLASS B
-------------------------  --------------------------  -------------------------  ------------------------
 01/01/2009   01/01/2008    01/01/2009    01/01/2008    01/01/2009   01/01/2008    01/01/2009   01/01/2008
     TO           TO            TO            TO            TO           TO            TO           TO
 12/31/2009   12/31/2008   11/20/2009**   12/31/2008    12/31/2009   12/31/2008    12/31/2009   12/31/2008
-----------  ------------  ------------  ------------  -----------  ------------  -----------  -----------

$  (431,719) $   (523,140) $  2,351,868  $  2,588,698  $  (153,496) $   (222,283) $   (65,226) $   (89,355)

          0     3,837,425             0     7,545,979            0       798,974            0            0

   (973,228)      806,947    (2,234,696)     (756,655)  (1,170,553)    1,282,630     (219,633)     (52,337)

 22,674,280   (33,003,666)   19,227,844   (34,732,184)   9,144,463   (24,753,355)   1,697,645   (3,017,145)
-----------  ------------  ------------  ------------  -----------  ------------  -----------  -----------

 21,269,333   (28,882,434)   19,345,016   (25,354,162)   7,820,414   (22,894,034)   1,412,786   (3,158,837)
-----------  ------------  ------------  ------------  -----------  ------------  -----------  -----------

    120,813       219,448       104,605       239,513       25,735       125,830        1,887       26,163
   (110,136)     (121,046)     (247,839)     (350,908)      14,534       (60,615)           0      (20,314)

 (4,438,992)   (8,978,193)   (8,857,180)  (15,779,229)  (3,052,094)   (7,563,029)    (447,257)    (994,813)

  1,580,893      (472,183)  (89,815,352)     (684,583)    (334,199)   (3,089,377)     316,923     (103,403)

    (26,188)      (25,953)      (37,014)      (42,154)     (14,438)      (16,200)      (2,364)      (2,563)
-----------  ------------  ------------  ------------  -----------  ------------  -----------  -----------

 (2,873,610)   (9,377,927)  (98,852,780)  (16,617,361)  (3,360,462)  (10,603,391)    (130,811)  (1,094,930)
-----------  ------------  ------------  ------------  -----------  ------------  -----------  -----------

 18,395,723   (38,260,361)  (79,507,764)  (41,971,523)   4,459,952   (33,497,425)   1,281,975   (4,253,767)

 40,439,623    78,699,984    79,507,764   121,479,287   29,757,826    63,255,251    4,273,430    8,527,197
-----------  ------------  ------------  ------------  -----------  ------------  -----------  -----------
$58,835,346  $ 40,439,623  $          0  $ 79,507,764  $34,217,778  $ 29,757,826  $ 5,555,405  $ 4,273,430
===========  ============  ============  ============  ===========  ============  ===========  ===========

 38,183,159    44,588,199    69,129,150    81,707,989   39,031,611    48,816,764   10,045,059   11,891,126
-----------  ------------  ------------  ------------  -----------  ------------  -----------  -----------
  5,119,004     5,484,030     4,514,140     4,975,217    2,872,116     4,120,535    1,520,117    1,294,230
 (7,610,487)  (11,889,070)  (73,643,290)  (17,554,056)  (7,202,640)  (13,905,688)  (1,906,109)  (3,140,297)
-----------  ------------  ------------  ------------  -----------  ------------  -----------  -----------
 35,691,676    38,183,159             0    69,129,150   34,701,087    39,031,611    9,659,067   10,045,059
===========  ============  ============  ============  ===========  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                        SUBACCOUNTS
                                   ---------------------------------------------------------------------------------------

                                    PRUDENTIAL SP DAVIS VALUE   PRUDENTIAL SP SMALL CAP VALUE   PRUDENTIAL SP PIMCO TOTAL
                                            PORTFOLIO                    PORTFOLIO                  RETURN PORTFOLIO
                                   ---------------------------  ----------------------------  ----------------------------
                                    01/01/2009     01/01/2008    01/01/2009     01/01/2008     01/01/2009      01/01/2008
                                        TO             TO            TO             TO             TO              TO
                                    12/31/2009     12/31/2008    12/31/2009     12/31/2008     12/4/2009**     12/31/2008
                                   ------------  -------------  ------------   ------------   -------------  -------------
OPERATIONS
  Net investment income
   (loss)......................... $    (23,670) $    (278,428) $    (76,398)  $   (719,939)  $   7,549,620  $  14,581,339
  Capital gains distributions
   received.......................            0     11,108,373             0     15,483,922       9,966,543              0
  Realized gain (loss) on shares
   redeemed.......................   (6,591,405)      (334,933)   (8,865,197)    (7,264,643)     14,206,895     (1,373,771)
  Net change in unrealized gain
   (loss) on investments..........   37,568,554    (95,976,933)   35,769,961    (58,840,779)      8,936,504    (23,236,258)
                                   ------------  -------------  ------------   ------------   -------------  -------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   30,953,479    (85,481,921)   26,828,366    (51,341,439)     40,659,562    (10,028,690)
                                   ------------  -------------  ------------   ------------   -------------  -------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      430,932        671,564       292,490        681,899       1,423,791      1,520,914
  Annuity Payments................      (42,737)       (37,283)      (69,902)      (165,591)       (403,445)      (643,087)
  Surrenders, withdrawals and
   death benefits.................  (10,972,530)   (17,991,089)   (9,335,487)   (14,735,465)    (38,236,933)   (48,837,959)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (1,355,049)    (9,144,789)   (1,621,403)   (11,946,246)   (368,853,484)    (1,043,571)
  Withdrawal and other
   charges........................     (350,628)      (406,744)     (336,029)      (366,077)       (704,031)      (724,159)
                                   ------------  -------------  ------------   ------------   -------------  -------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (12,290,012)   (26,908,341)  (11,070,331)   (26,531,480)   (406,774,102)   (49,727,862)
                                   ------------  -------------  ------------   ------------   -------------  -------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   18,663,467   (112,390,262)   15,758,035    (77,872,919)   (366,114,540)   (59,756,552)

NET ASSETS
  Beginning of period.............  115,972,689    228,362,951   103,258,676    181,131,595     366,114,540    425,871,092
                                   ------------  -------------  ------------   ------------   -------------  -------------
  End of period................... $134,636,156  $ 115,972,689  $119,016,711   $103,258,676   $           0  $ 366,114,540
                                   ============  =============  ============   ============   =============  =============

  Beginning units.................  126,902,093    148,468,885    94,789,632    113,884,318     291,242,873    332,988,738
                                   ------------  -------------  ------------   ------------   -------------  -------------
  Units issued....................    8,543,256      9,436,445     6,564,758      8,285,399      45,690,238     70,042,750
  Units redeemed..................  (21,706,049)   (31,003,237)  (16,607,723)   (27,380,085)   (336,933,111)  (111,788,615)
                                   ------------  -------------  ------------   ------------   -------------  -------------
  Ending units....................  113,739,300    126,902,093    84,746,667     94,789,632               0    291,242,873
                                   ============  =============  ============   ============   =============  =============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                                                         PRUDENTIAL SP STRATEGIC
  PRUDENTIAL SP PIMCO HIGH       JANUS ASPEN JANUS       PARTNERS FOCUSED GROWTH   PRUDENTIAL SP MID CAP GROWTH
      YIELD PORTFOLIO        PORTFOLIO - SERVICE SHARES         PORTFOLIO                   PORTFOLIO
---------------------------  -------------------------  -------------------------  --------------------------
  01/01/2009    01/01/2008    01/01/2009   01/01/2008    01/01/2009   01/01/2008    01/01/2009     01/01/2008
      TO            TO            TO           TO            TO           TO            TO             TO
 11/13/2009**   12/31/2008    12/31/2009   12/31/2008    12/31/2009   12/31/2008    12/31/2009     12/31/2008
-------------  ------------  -----------  ------------  -----------  ------------  ------------   ------------

$   5,665,459  $  9,199,446  $  (164,334) $   (199,376) $  (270,852) $   (374,964) $   (778,880)  $ (1,195,821)

            0       151,308            0             0            0     1,776,051             0     17,581,821

  (20,383,108)   (6,109,135)    (426,213)       89,464     (894,299)     (240,321)   (4,958,957)    (2,421,219)

   49,766,901   (43,336,774)   4,466,497    (9,205,278)   7,124,581   (12,021,009)   18,337,965    (53,225,166)
-------------  ------------  -----------  ------------  -----------  ------------  ------------   ------------

   35,049,252   (40,095,155)   3,875,950    (9,315,190)   5,959,430   (10,860,243)   12,600,128    (39,260,385)
-------------  ------------  -----------  ------------  -----------  ------------  ------------   ------------

      422,420       455,858       50,010       199,160       51,423       168,969       127,704        419,841
      (19,957)     (306,065)           0       (10,564)     (14,927)       (4,756)       41,142        (72,612)

   (9,597,226)  (15,515,248)  (1,081,386)   (1,641,851)  (2,118,329)   (2,209,524)   (4,198,766)    (8,365,130)

 (127,299,866)  (13,070,228)    (389,886)     (811,294)     115,990    (1,290,133)     (983,815)    (5,802,911)

     (289,512)     (352,477)     (45,767)      (49,401)     (53,880)      (56,224)     (172,943)      (203,336)
-------------  ------------  -----------  ------------  -----------  ------------  ------------   ------------

 (136,784,141)  (28,788,160)  (1,467,029)   (2,313,950)  (2,019,723)   (3,391,668)   (5,186,678)   (14,024,148)
-------------  ------------  -----------  ------------  -----------  ------------  ------------   ------------

 (101,734,889)  (68,883,315)   2,408,921   (11,629,140)   3,939,707   (14,251,911)    7,413,450    (53,284,533)

  101,734,889   170,618,204   12,589,474    24,218,614   15,423,312    29,675,223    47,008,622    100,293,155
-------------  ------------  -----------  ------------  -----------  ------------  ------------   ------------
$           0  $101,734,889  $14,998,395  $ 12,589,474  $19,363,019  $ 15,423,312  $ 54,422,072   $ 47,008,622
=============  ============  ===========  ============  ===========  ============  ============   ============

   95,716,729   117,649,440   18,115,495    20,946,118   20,787,394    24,364,702    68,431,460     83,211,649
-------------  ------------  -----------  ------------  -----------  ------------  ------------   ------------
    7,027,440     5,307,502    1,059,835     1,470,403    2,052,668     2,347,310     3,990,375      4,548,137
 (102,744,169)  (27,240,213)  (3,058,258)   (4,301,026)  (4,616,448)   (5,924,618)  (11,843,745)   (19,328,326)
-------------  ------------  -----------  ------------  -----------  ------------  ------------   ------------
            0    95,716,729   16,117,072    18,115,495   18,223,614    20,787,394    60,578,090     68,431,460
=============  ============  ===========  ============  ===========  ============  ============   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                         SUBACCOUNTS
                                   ---------------------------------------------------------------------------------------

                                   SP PRUDENTIAL U.S. EMERGING  PRUDENTIAL SP CONSERVATIVE    PRUDENTIAL SP BALANCED ASSET
                                        GROWTH PORTFOLIO        ASSET ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO
                                   --------------------------  ----------------------------  -----------------------------
                                    01/01/2009    01/01/2008     01/01/2009     01/01/2008     01/01/2009     01/01/2008
                                        TO            TO             TO             TO             TO             TO
                                    12/31/2009    12/31/2008    11/20/2009**    12/31/2008    11/13/2009**    12/31/2008
                                   ------------  ------------  -------------  -------------  -------------  --------------
OPERATIONS
  Net investment income
   (loss)......................... $   (709,142) $ (1,520,006) $   7,689,024  $   6,957,421  $  10,594,108  $    6,887,905
  Capital gains distributions
   received.......................            0    19,702,609              0     25,820,952      5,810,386      76,023,305
  Realized gain (loss) on shares
   redeemed.......................   (5,177,204)   (1,886,531)   (21,991,663)    (2,342,526)  (100,906,980)     (5,314,509)
  Net change in unrealized gain
   (loss) on investments..........   33,886,081   (66,598,860)    76,492,240   (147,590,517)   216,146,297    (421,950,834)
                                   ------------  ------------  -------------  -------------  -------------  --------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   27,999,735   (50,302,788)    62,189,601   (117,154,670)   131,643,811    (344,354,133)
                                   ------------  ------------  -------------  -------------  -------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      225,684       819,429      1,213,643      3,043,242      2,626,870       6,764,568
  Annuity Payments................      (52,870)       (2,331)      (267,611)      (294,372)       (12,665)       (151,227)
  Surrenders, withdrawals and
   death benefits.................   (7,384,949)  (11,842,639)   (37,738,983)   (62,019,827)   (63,654,336)   (102,952,342)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (1,959,607)  (11,822,769)  (414,494,242)   (11,292,430)  (813,537,709)    (59,359,299)
  Withdrawal and other
   charges........................     (273,990)     (294,307)      (711,994)      (867,789)    (1,596,115)     (2,065,440)
                                   ------------  ------------  -------------  -------------  -------------  --------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (9,445,732)  (23,142,617)  (451,999,187)   (71,431,176)  (876,173,955)   (157,763,740)
                                   ------------  ------------  -------------  -------------  -------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   18,554,003   (73,445,405)  (389,809,586)  (188,585,846)  (744,530,144)   (502,117,873)

NET ASSETS
  Beginning of period.............   77,729,420   151,174,825    389,809,586    578,395,432    744,530,144   1,246,648,017
                                   ------------  ------------  -------------  -------------  -------------  --------------
  End of period................... $ 96,283,423  $ 77,729,420  $           0  $ 389,809,586  $           0  $  744,530,144
                                   ============  ============  =============  =============  =============  ==============

  Beginning units.................   71,243,044    87,699,272    284,454,963    339,433,316    545,598,303     645,652,884
                                   ------------  ------------  -------------  -------------  -------------  --------------
  Units issued....................    4,776,064     6,407,896     12,714,361     27,715,207     13,179,169      27,510,053
  Units redeemed..................  (12,951,269)  (22,864,124)  (297,169,324)   (82,693,560)  (558,777,472)   (127,564,634)
                                   ------------  ------------  -------------  -------------  -------------  --------------
  Ending units....................   63,067,839    71,243,044              0    284,454,963              0     545,598,303
                                   ============  ============  =============  =============  =============  ==============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                            SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
                               PRUDENTIAL SP AGGRESSIVE
 PRUDENTIAL SP GROWTH ASSET     GROWTH ASSET ALLOCATION   PRUDENTIAL SP INTERNATIONAL PRUDENTIAL SP INTERNATIONAL
    ALLOCATION PORTFOLIO               PORTFOLIO               GROWTH PORTFOLIO            VALUE PORTFOLIO
----------------------------  --------------------------  --------------------------  -------------------------
 01/01/2009     01/01/2008     01/01/2009    01/01/2008    01/01/2009    01/01/2008    01/01/2009    01/01/2008
     TO             TO             TO            TO            TO            TO            TO            TO
 12/31/2009     12/31/2008    11/13/2009**   12/31/2008    12/31/2009    12/31/2008    12/31/2009    12/31/2008
------------  --------------  ------------  ------------  ------------  ------------  -----------   ------------

$  2,035,093  $   (1,110,764) $    (28,690) $   (658,799) $    309,839  $     34,300  $   784,076   $    926,173

   8,283,746      84,135,302             0    12,023,550             0    16,605,937            0     13,067,129

 (29,398,895)     (4,543,113)  (19,269,082)       27,781    (7,313,367)   (4,083,619)  (6,346,971)    (4,093,454)

 143,661,978    (452,356,420)   35,812,561   (70,283,856)   22,578,323   (66,896,536)  19,371,976    (55,995,996)
------------  --------------  ------------  ------------  ------------  ------------  -----------   ------------

 124,581,922    (373,874,995)   16,514,789   (58,891,324)   15,574,795   (54,339,918)  13,809,081    (46,096,148)
------------  --------------  ------------  ------------  ------------  ------------  -----------   ------------


   2,356,047       4,975,069       590,530       739,445       171,522       490,714      213,969        543,158
     (87,429)              0             0             0        (3,338)       (9,136)     (29,997)       (19,991)

 (42,662,483)    (69,316,344)   (4,374,861)   (9,330,616)   (3,992,552)   (7,857,629)  (5,196,650)    (7,258,758)

 (21,870,847)    (60,556,901)  (84,359,164)  (10,498,776)     (929,379)   (4,002,998)    (762,527)   (13,511,521)

  (1,811,132)     (2,018,990)     (301,337)     (417,000)     (151,597)     (184,314)    (167,952)      (204,859)
------------  --------------  ------------  ------------  ------------  ------------  -----------   ------------

 (64,075,844)   (126,917,166)  (88,444,832)  (19,506,947)   (4,905,344)  (11,563,363)  (5,943,157)   (20,451,971)
------------  --------------  ------------  ------------  ------------  ------------  -----------   ------------

  60,506,078    (500,792,161)  (71,930,043)  (78,398,271)   10,669,451   (65,903,281)   7,865,924    (66,548,119)

 576,128,269   1,076,920,430    71,930,043   150,328,314    48,942,829   114,846,110   50,078,115    116,626,234
------------  --------------  ------------  ------------  ------------  ------------  -----------   ------------
$636,634,347  $  576,128,269  $          0  $ 71,930,043  $ 59,612,280  $ 48,942,829  $57,944,039   $ 50,078,115
============  ==============  ============  ============  ============  ============  ===========   ============

 410,508,785     486,655,639    73,262,450    87,310,185    54,357,708    63,064,027   46,483,565     60,178,743
------------  --------------  ------------  ------------  ------------  ------------  -----------   ------------
   7,564,671      14,819,371     1,093,763     1,694,407     5,395,055     8,979,449    4,352,352      4,351,944
 (59,440,009)    (90,966,225)  (74,356,213)  (15,742,142)  (11,510,282)  (17,685,768)  (9,819,822)   (18,047,122)
------------  --------------  ------------  ------------  ------------  ------------  -----------   ------------
 358,633,447     410,508,785             0    73,262,450    48,242,481    54,357,708   41,016,095     46,483,565
============  ==============  ============  ============  ============  ============  ===========   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                             SUBACCOUNTS
                                -------------------------------------------------------------------------
                                EVERGREEN VA DIVERSIFIED
                                 CAPITAL BUILDER FUND    EVERGREEN VA GROWTH FUND EVERGREEN VA OMEGA FUND
                                -----------------------  -----------------------  -----------------------
                                01/01/2009  01/01/2008   01/01/2009  01/01/2008   01/01/2009   01/01/2008
                                    TO          TO           TO          TO           TO           TO
                                12/31/2009  12/31/2008   12/31/2009  12/31/2008   12/31/2009   12/31/2008
                                ----------  ----------   ----------  ----------   ----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $   9,915   $  (18,374)  $ (12,557)  $  (18,094)  $   (4,125) $   (39,298)
  Capital gains distributions
   received....................         0            0           0            0            0            0
  Realized gain (loss) on
   shares redeemed.............   (30,482)     (12,866)    (50,090)     (56,739)      19,173       53,579
  Net change in unrealized
   gain (loss) on
   investments.................   267,993     (541,866)    300,366     (499,792)     581,985     (762,410)
                                ---------   ----------   ---------   ----------   ----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS..................   247,426     (573,106)    237,719     (574,625)     597,033     (748,129)
                                ---------   ----------   ---------   ----------   ----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................       840          246         449        4,567            0        5,967
  Annuity Payments.............      (787)           0           0            0            0            0
  Surrenders, withdrawals and
   death benefits..............   (58,350)     (40,245)   (108,172)    (106,871)    (186,671)    (141,809)
  Net transfers between other
   subaccounts or fixed rate
   option......................    29,498      (32,418)    (50,327)     (28,158)    (103,544)    (246,310)
  Withdrawal and other
   charges.....................    (2,255)      (2,215)     (1,593)      (1,945)      (6,255)      (6,047)
                                ---------   ----------   ---------   ----------   ----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS................   (31,054)     (74,632)   (159,643)    (132,407)    (296,470)    (388,199)
                                ---------   ----------   ---------   ----------   ----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   216,372     (647,738)     78,076     (707,032)     300,563   (1,136,328)

NET ASSETS
  Beginning of period..........   642,387    1,290,125     710,357    1,417,389    1,685,479    2,821,807
                                ---------   ----------   ---------   ----------   ----------  -----------
  End of period................ $ 858,759   $  642,387   $ 788,433   $  710,357   $1,986,042  $ 1,685,479
                                =========   ==========   =========   ==========   ==========  ===========

  Beginning units..............   873,923      940,462     653,130      753,568    1,435,894    1,719,713
                                ---------   ----------   ---------   ----------   ----------  -----------
  Units issued.................    88,903       81,666      17,196       70,632       28,250       24,805
  Units redeemed...............  (115,826)    (148,205)   (143,160)    (171,070)    (273,937)    (308,624)
                                ---------   ----------   ---------   ----------   ----------  -----------
  Ending units.................   847,000      873,923     527,166      653,130    1,190,207    1,435,894
                                =========   ==========   =========   ==========   ==========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES EVERGREEN VA INTERNATIONAL EVERGREEN VA FUNDAMENTAL AST ALLIANCEBERNSTEIN GROWTH
          FUND                    EQUITY FUND               LARGE CAP FUND         & INCOME PORTFOLIO
--------------------------  -------------------------  -----------------------  ---------------------------
01/01/2009     01/01/2008   01/01/2009    01/01/2008   01/01/2009   01/01/2008   01/01/2009     01/01/2008
    TO             TO           TO            TO           TO           TO           TO             TO
12/31/2009     12/31/2008   12/31/2009    12/31/2008   12/31/2009   12/31/2008   12/31/2009     12/31/2008
----------    -----------   ----------   -----------   ----------  -----------   -----------   -----------

$  (20,951)   $   (23,872)  $   16,875   $   (30,312)  $  (11,353) $    (9,686) $   199,186    $    (3,536)

         0              0            0        51,280            0            0            0      1,233,498

  (112,985)      (350,483)    (100,050)      (59,569)    (129,988)     (60,923)  (1,059,164)    (1,225,156)

   652,274       (707,876)     197,236      (914,639)     730,945   (1,268,492)   3,509,591     (6,144,410)
 ----------   -----------   ----------   -----------   ----------  -----------   -----------   -----------

   518,338     (1,082,231)     114,061      (953,240)     589,604   (1,339,101)   2,649,613     (6,139,604)
 ----------   -----------   ----------   -----------   ----------  -----------   -----------   -----------


       862          4,441            0         3,741            0        5,798    7,982,622      2,100,585
         0              0            0             0            0            0         (790)             0

  (141,588)      (167,479)     (60,690)      (97,784)    (157,611)    (168,900)    (462,180)      (263,418)

    (9,602)      (935,523)     (52,289)      (99,203)    (621,678)    (278,499)   2,698,258     (1,189,240)

    (6,734)        (8,744)      (2,252)       (3,220)      (3,733)      (8,525)     (22,995)       (12,515)
 ----------   -----------   ----------   -----------   ----------  -----------   -----------   -----------

  (157,062)    (1,107,305)    (115,231)     (196,466)    (783,022)    (450,126)  10,194,915        635,412
 ----------   -----------   ----------   -----------   ----------  -----------   -----------   -----------

   361,276     (2,189,536)      (1,170)   (1,149,706)    (193,418)  (1,789,227)  12,844,528     (5,504,192)

 1,985,839      4,175,375    1,115,339     2,265,045    2,292,850    4,082,077    8,746,500     14,250,692
 ----------   -----------   ----------   -----------   ----------  -----------   -----------   -----------
$2,347,115    $ 1,985,839   $1,114,169   $ 1,115,339   $2,099,432  $ 2,292,850  $21,591,028    $ 8,746,500
 ==========   ===========   ==========   ===========   ==========  ===========   ===========   ===========

 1,686,963      2,396,456      101,559       118,621      245,567      288,937    1,267,865      1,199,878
 ----------   -----------   ----------   -----------   ----------  -----------   -----------   -----------
    75,822        201,388        3,773         6,647        3,357       11,962    1,966,303        548,707
  (198,074)      (910,881)     (16,369)      (23,709)     (80,278)     (55,332)    (574,661)      (480,720)
 ----------   -----------   ----------   -----------   ----------  -----------   -----------   -----------
 1,564,711      1,686,963       88,963       101,559      168,646      245,567    2,659,507      1,267,865
 ==========   ===========   ==========   ===========   ==========  ===========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                     SUBACCOUNTS
                                   ------------------------------------------------------------------------------
                                     AST AMERICAN CENTURY     AST SCHRODERS MULTI-ASSET  AST COHEN & STEERS REALTY
                                   INCOME & GROWTH PORTFOLIO WORLD STRATEGIES PORTFOLIO          PORTFOLIO
                                   ------------------------  --------------------------  ------------------------
                                    01/01/2009   01/01/2008   01/01/2009    01/01/2008    01/01/2009   01/01/2008
                                        TO           TO           TO            TO            TO           TO
                                    12/31/2009   12/31/2008   12/31/2009    12/31/2008    12/31/2009   12/31/2008
                                   -----------  -----------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $    60,859  $    36,785  $   (523,163) $       (316) $   121,704  $   487,542
  Capital gains distributions
   received.......................           0            0             0     2,476,154            0    8,415,317
  Realized gain (loss) on shares
   redeemed.......................    (563,296)    (529,470)   (1,431,857)   (7,064,954)  (4,325,378)  (5,328,734)
  Net change in unrealized gain
   (loss) on investments..........   2,346,781   (2,684,843)   19,784,150    (5,451,107)   7,723,109   (9,923,500)
                                   -----------  -----------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   1,844,344   (3,177,528)   17,829,130   (10,040,223)   3,519,435   (6,349,375)
                                   -----------  -----------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   5,529,740    1,786,870   138,857,239    30,210,253    3,245,404    1,292,816
  Annuity Payments................           0            0             0             0            0            0
  Surrenders, withdrawals and
   death benefits.................    (499,266)    (408,201)   (1,226,694)     (775,914)    (932,043)  (1,006,937)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     981,296       16,873    37,878,436   (13,038,425)   1,222,951     (159,763)
  Withdrawal and other
   charges........................     (23,441)     (14,187)     (143,939)      (38,356)     (27,514)     (28,265)
                                   -----------  -----------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   5,988,329    1,381,355   175,365,042    16,357,558    3,508,798       97,851
                                   -----------  -----------  ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   7,832,673   (1,796,173)  193,194,172     6,317,335    7,028,233   (6,251,524)

NET ASSETS
  Beginning of period.............   6,322,376    8,118,549    24,552,549    18,235,214   10,254,926   16,506,450
                                   -----------  -----------  ------------  ------------  -----------  -----------
  End of period................... $14,155,049  $ 6,322,376  $217,746,721  $ 24,552,549  $17,283,159  $10,254,926
                                   ===========  ===========  ============  ============  ===========  ===========

  Beginning units.................     873,129      715,290     3,113,982     1,579,261    1,379,876    1,383,856
                                   -----------  -----------  ------------  ------------  -----------  -----------
  Units issued....................   1,252,068      442,504    21,462,317     5,449,399    1,020,729      663,627
  Units redeemed..................    (434,064)    (284,665)   (2,519,736)   (3,914,678)    (527,542)    (667,607)
                                   -----------  -----------  ------------  ------------  -----------  -----------
  Ending units....................   1,691,133      873,129    22,056,563     3,113,982    1,873,063    1,379,876
                                   ===========  ===========  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                         SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
   AST UBS DYNAMIC ALPHA     AST DEAM LARGE-CAP VALUE    AST NEUBERGER BERMAN
         PORTFOLIO                  PORTFOLIO          SMALL-CAP GROWTH PORTFOLIO AST HIGH YIELD PORTFOLIO
--------------------------  -------------------------  -------------------------  ------------------------
 01/01/2009    01/01/2008    01/01/2009   01/01/2008   01/01/2009    01/01/2008    01/01/2009   01/01/2008
     TO            TO            TO           TO           TO            TO           |TO           TO
 12/31/2009    12/31/2008    12/31/2009   12/31/2008   12/31/2009    12/31/2008    12/31/2009   12/31/2008
------------  ------------  -----------  ------------  ----------   -----------   -----------  -----------

$ (1,669,352) $ (1,456,776) $   (73,697) $     93,159  $  (81,231)  $   (73,877)  $   293,909  $   574,416

  13,032,422     3,983,994            0     1,947,130           0             0             0            0

  (6,023,272)  (14,615,131)  (1,189,013)   (2,138,116)   (256,073)     (204,516)     (309,158)    (642,248)

  32,137,808   (15,876,715)   2,787,328    (5,916,354)  1,548,813    (2,181,176)    3,706,053   (2,233,736)
------------  ------------  -----------  ------------  ----------   -----------   -----------  -----------

  37,477,606   (27,964,628)   1,524,618    (6,014,181)  1,211,509    (2,459,569)    3,690,804   (2,301,568)
------------  ------------  -----------  ------------  ----------   -----------   -----------  -----------

 105,039,048   111,020,865    1,864,925     1,014,129   2,328,164       645,805     6,132,054      942,721
           0             0            0             0           0             0          (776)           0

  (4,185,396)   (2,224,722)    (368,270)     (576,917)   (219,809)     (166,272)     (830,329)    (637,316)

  31,562,549    (7,077,160)   1,298,295    (6,320,268)    749,454      (366,121)    4,487,744     (607,106)

    (541,583)     (147,539)     (18,663)      (18,847)    (10,763)       (6,807)      (27,306)     (12,792)
------------  ------------  -----------  ------------  ----------   -----------   -----------  -----------

 131,874,618   101,571,444    2,776,287    (5,901,903)  2,847,046       106,605     9,761,387     (314,493)
------------  ------------  -----------  ------------  ----------   -----------   -----------  -----------

 169,352,224    73,606,816    4,300,905   (11,916,084)  4,058,555    (2,352,964)   13,452,191   (2,616,061)

 113,204,204    39,597,388    8,361,234    20,277,318   3,314,109     5,667,073     6,054,336    8,670,397
------------  ------------  -----------  ------------  ----------   -----------   -----------  -----------
$282,556,428  $113,204,204  $12,662,139  $  8,361,234  $7,372,664   $ 3,314,109   $19,506,527  $ 6,054,336
============  ============  ===========  ============  ==========   ===========   ===========  ===========

  12,706,973     3,548,377    1,121,066     1,645,958     486,560       466,332       769,468      806,798
------------  ------------  -----------  ------------  ----------   -----------   -----------  -----------
  23,240,796    23,953,143      608,298       289,001     652,349       277,501     1,622,916      297,026
  (9,102,339)  (14,794,547)    (246,656)     (813,893)   (224,309)     (257,273)     (534,780)    (334,356)
------------  ------------  -----------  ------------  ----------   -----------   -----------  -----------
  26,845,430    12,706,973    1,482,708     1,121,066     914,600       486,560     1,857,604      769,468
============  ============  ===========  ============  ==========   ===========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                   SUBACCOUNTS
                                   ----------------------------------------------------------------------------------

                                   AST FEDERATED AGGRESSIVE
                                       GROWTH PORTFOLIO      AST MID-CAP VALUE PORTFOLIO AST SMALL-CAP VALUE PORTFOLIO
                                   ------------------------  --------------------------  ----------------------------
                                    01/01/2009   01/01/2008  01/01/2009     01/01/2008    01/01/2009     01/01/2008
                                        TO           TO          TO             TO            TO             TO
                                    12/31/2009   12/31/2008  12/31/2009     12/31/2008    12/31/2009     12/31/2008
                                   -----------  -----------  ----------    -----------    -----------    -----------
OPERATIONS
  Net investment income
   (loss)......................... $  (116,662) $  (126,885) $    7,898    $   (29,628)  $     5,370    $   (60,018)
  Capital gains distributions
   received.......................           0    1,623,006           0        210,089             0      1,338,976
  Realized gain (loss) on shares
   redeemed.......................    (796,952)  (1,245,181)   (331,736)      (467,887)   (1,227,695)    (1,448,775)
  Net change in unrealized gain
   (loss) on investments..........   3,426,759   (4,832,683)  2,307,766     (2,030,142)    4,497,774     (4,862,121)
                                   -----------  -----------   ----------   -----------    -----------    -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   2,513,145   (4,581,743)  1,983,928     (2,317,568)    3,275,449     (5,031,938)
                                   -----------  -----------   ----------   -----------    -----------    -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   3,212,390      979,418   2,617,144        510,221     2,639,046        737,348
  Annuity Payments................           0            0           0              0             0              0
  Surrenders, withdrawals and
   death benefits.................    (299,167)    (476,633)   (231,828)      (220,500)     (667,194)      (419,914)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   2,309,562   (2,262,009)    569,199       (496,383)    1,248,356      4,562,052
  Withdrawal and other
   charges........................     (19,100)     (15,645)    (14,108)        (9,790)      (34,478)       (23,500)
                                   -----------  -----------   ----------   -----------    -----------    -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   5,203,685   (1,774,869)  2,940,407       (216,452)    3,185,730      4,855,986
                                   -----------  -----------   ----------   -----------    -----------    -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   7,716,830   (6,356,612)  4,924,335     (2,534,020)    6,461,179       (175,952)

NET ASSETS
  Beginning of period.............   5,079,885   11,436,497   3,559,445      6,093,465    11,281,078     11,457,030
                                   -----------  -----------   ----------   -----------    -----------    -----------
  End of period................... $12,796,715  $ 5,079,885  $8,483,780    $ 3,559,445   $17,742,257    $11,281,078
                                   ===========  ===========   ==========   ===========    ===========    ===========
  Beginning units.................     740,521      898,714     519,110        539,593     1,506,188      1,042,991
                                   -----------  -----------   ----------   -----------    -----------    -----------
  Units issued....................   1,144,795      290,386     614,548        204,521       819,741        983,441
  Units redeemed..................    (395,302)    (448,579)   (214,641)      (225,004)     (408,629)      (520,244)
                                   -----------  -----------   ----------   -----------    -----------    -----------
  Ending units....................   1,490,014      740,521     919,017        519,110     1,917,300      1,506,188
                                   ===========  ===========   ==========   ===========    ===========    ===========



  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                        SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
    AST GOLDMAN SACHS
   CONCENTRATED GROWTH    AST GOLDMAN SACHS MID-CAP                                AST LORD ABBETT BOND -
        PORTFOLIO             GROWTH PORTFOLIO      AST LARGE-CAP VALUE PORTFOLIO    DEBENTURE PORTFOLIO
------------------------  ------------------------  ----------------------------  ------------------------
 01/01/2009   01/01/2008   01/01/2009   01/01/2008   01/01/2009     01/01/2008     01/01/2009   01/01/2008
     TO           TO           TO           TO           TO             TO             TO           TO
 12/31/2009   12/31/2008   12/31/2009   12/31/2008   12/31/2009     12/31/2008     12/31/2009   12/31/2008
-----------  -----------  -----------  -----------   -----------   ------------   -----------  -----------

$  (295,543) $  (146,939) $  (253,874) $  (158,851) $   623,980    $    330,708   $   907,283  $   886,689

          0            0            0    1,953,917            0       4,163,790             0      470,060

   (385,185)    (774,895)    (827,366)    (778,082)  (5,879,009)     (3,893,896)     (542,964)  (1,033,795)

  7,612,917   (4,201,937)   7,970,288   (5,977,164)  13,876,414     (35,722,633)    3,991,028   (3,815,319)
-----------  -----------  -----------  -----------   -----------   ------------   -----------  -----------

  6,932,189   (5,123,771)   6,889,048   (4,960,180)   8,621,385     (35,122,031)    4,355,347   (3,492,365)
-----------  -----------  -----------  -----------   -----------   ------------   -----------  -----------

 10,373,843    2,217,823   10,466,481    1,631,845    3,107,933       1,599,957     4,744,238      696,584
          0            0         (847)           0      (33,544)        (15,267)         (779)           0

   (895,962)    (299,035)    (554,979)    (346,456)  (4,568,310)     (4,898,845)   (1,022,049)    (694,074)

  7,784,783   (1,353,116)   7,071,659     (925,647)   1,123,063      70,928,588     3,733,952     (957,868)

    (34,218)     (15,075)     (30,184)     (16,631)    (141,707)       (110,544)      (28,685)     (17,630)
-----------  -----------  -----------  -----------   -----------   ------------   -----------  -----------

 17,228,446      550,597   16,952,130      343,111     (512,565)     67,503,889     7,426,677     (972,988)
-----------  -----------  -----------  -----------   -----------   ------------   -----------  -----------

 24,160,635   (4,573,174)  23,841,178   (4,617,069)   8,108,820      32,381,858    11,782,024   (4,465,353)

  8,050,512   12,623,686    6,917,484   11,534,553   48,881,573      16,499,715     9,950,724   14,416,077
-----------  -----------  -----------  -----------   -----------   ------------   -----------  -----------
$32,211,147  $ 8,050,512  $30,758,662  $ 6,917,484  $56,990,393    $ 48,881,573   $21,732,748  $ 9,950,724
===========  ===========  ===========  ===========   ===========   ============   ===========  ===========
  1,115,251    1,012,604      953,416      918,532    7,349,270       1,453,309     1,182,593    1,291,635
-----------  -----------  -----------  -----------   -----------   ------------   -----------  -----------
  2,807,763      808,087    2,529,395      491,206    1,477,978       7,849,961     1,320,622      409,988
   (837,931)    (705,440)    (665,241)    (456,322)  (1,496,601)     (1,954,000)     (544,814)    (519,030)
-----------  -----------  -----------  -----------   -----------   ------------   -----------  -----------
  3,085,083    1,115,251    2,817,570      953,416    7,330,647       7,349,270     1,958,401    1,182,593
===========  ===========  ===========  ===========   ===========   ============   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                    SUBACCOUNTS
                                   -----------------------------------------------------------------------------
                                   AST MARSICO CAPITAL GROWTH                          AST NEUBERGER BERMAN MID-
                                           PORTFOLIO          AST MFS GROWTH PORTFOLIO    CAP GROWTH PORTFOLIO
                                   -------------------------  -----------------------  -------------------------
                                    01/01/2009   01/01/2008   01/01/2009   01/01/2008   01/01/2009   01/01/2008
                                        TO           TO           TO           TO           TO           TO
                                    12/31/2009   12/31/2008   12/31/2009   12/31/2008   12/31/2009   12/31/2008
                                   -----------  ------------  ----------  -----------  -----------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $  (308,278) $   (476,560) $  (98,482) $   (93,564) $  (245,380) $   (285,870)
  Capital gains distributions
   received.......................           0     2,238,894           0            0            0             0
  Realized gain (loss) on shares
   redeemed.......................  (3,678,168)   (2,202,573)   (393,955)    (343,949)  (1,050,575)     (539,371)
  Net change in unrealized gain
   (loss) on investments..........  13,846,756   (25,153,768)  2,016,645   (2,627,646)   5,333,063    (8,624,461)
                                   -----------  ------------  ----------  -----------  -----------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   9,860,310   (25,594,007)  1,524,208   (3,065,159)   4,037,108    (9,449,702)
                                   -----------  ------------  ----------  -----------  -----------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   8,347,666     3,325,259   2,529,664    1,385,086    5,442,502     1,356,649
  Annuity Payments................           0             0           0            0            0             0
  Surrenders, withdrawals and
   death benefits.................  (1,966,971)   (2,784,669)   (337,545)    (234,815)    (717,075)     (823,747)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     766,153    23,829,845     320,691      628,570      727,810    (3,740,555)
  Withdrawal and other
   charges........................     (91,884)      (75,330)    (21,266)     (14,390)     (27,163)      (23,292)
                                   -----------  ------------  ----------  -----------  -----------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   7,054,964    24,295,105   2,491,544    1,764,451    5,426,074    (3,230,945)
                                   -----------  ------------  ----------  -----------  -----------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  16,915,274    (1,298,902)  4,015,752   (1,300,708)   9,463,182   (12,680,647)

NET ASSETS
  Beginning of period.............  33,179,056    34,477,958   5,321,970    6,622,678   11,182,278    23,862,925
                                   -----------  ------------  ----------  -----------  -----------  ------------
  End of period................... $50,094,330  $ 33,179,056  $9,337,722  $ 5,321,970  $20,645,460  $ 11,182,278
                                   ===========  ============  ==========  ===========  ===========  ============

  Beginning units.................   4,707,895     2,731,660     674,179      520,711    1,397,540     1,637,350
                                   -----------  ------------  ----------  -----------  -----------  ------------
  Units issued....................   2,191,497     3,217,488     627,633      511,066    1,328,641       528,479
  Units redeemed..................  (1,250,406)   (1,241,253)   (315,576)    (357,598)    (630,033)     (768,289)
                                   -----------  ------------  ----------  -----------  -----------  ------------
  Ending units....................   5,648,986     4,707,895     986,236      674,179    2,096,148     1,397,540
                                   ===========  ============  ==========  ===========  ===========  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
 AST NEUBERGER BERMAN/LSV  AST PIMCO LIMITED MATURITY AST ALLIANCEBERNSTEIN CORE AST QMA US EQUITY ALPHA
 MID-CAP VALUE PORTFOLIO        BOND PORTFOLIO             VALUE PORTFOLIO              PORTFOLIO
-------------------------  ------------------------   ------------------------   -----------------------
 01/01/2009   01/01/2008    01/01/2009    01/01/2008   01/01/2009    01/01/2008  01/01/2009   01/01/2008
     TO           TO            TO            TO           TO            TO          TO           TO
 12/31/2009   12/31/2008    12/31/2009    12/31/2008   12/31/2009    12/31/2008  12/31/2009   12/31/2008
-----------  ------------  -----------   -----------  -----------   -----------  ----------  -----------

$    25,523  $      7,978  $ 1,533,722   $   800,753  $   161,519   $   116,711  $    5,192  $    41,798

          0     1,138,047    3,011,018             0            0       854,009           0            0

 (1,984,190)   (2,091,689)    (518,873)     (505,976)    (772,314)   (1,018,691)   (483,171)    (357,889)

  7,227,921    (7,409,530)    (792,623)     (887,776)   2,813,720    (3,732,007)  1,638,663   (3,008,817)
-----------  ------------  -----------   -----------  -----------   -----------  ----------  -----------

  5,269,254    (8,355,194)   3,233,244      (592,999)   2,202,925    (3,779,978)  1,160,684   (3,324,908)
-----------  ------------  -----------   -----------  -----------   -----------  ----------  -----------

  7,207,173     1,304,364    9,473,891     2,914,594    7,175,712       642,714   1,935,574      864,440
          0             0            0             0            0             0        (406)           0

   (739,600)   (1,068,651)  (3,450,722)   (8,842,834)    (281,537)     (207,158)   (279,221)    (489,633)

  4,374,221    (1,937,411)   9,552,007    24,767,480    2,382,187    (1,240,918)      8,664     (330,253)

    (35,836)      (30,117)    (104,355)      (37,641)     (12,153)       (8,406)     (9,928)      (9,994)
-----------  ------------  -----------   -----------  -----------   -----------  ----------  -----------

 10,805,958    (1,731,815)  15,470,821    18,801,599    9,264,209      (813,768)  1,654,683       34,560
-----------  ------------  -----------   -----------  -----------   -----------  ----------  -----------

 16,075,212   (10,087,009)  18,704,065    18,208,600   11,467,134    (4,593,746)  2,815,367   (3,290,348)

 10,553,439    20,640,448   29,608,240    11,399,640    5,074,661     9,668,407   5,014,351    8,304,699
-----------  ------------  -----------   -----------  -----------   -----------  ----------  -----------
$26,628,651  $ 10,553,439  $48,312,305   $29,608,240  $16,541,795   $ 5,074,661  $7,829,718  $ 5,014,351
===========  ============  ===========   ===========  ===========   ===========  ==========  ===========

  1,605,754     1,765,979    2,766,545     1,058,689      797,592       861,734     753,558      749,258
-----------  ------------  -----------   -----------  -----------   -----------  ----------  -----------
  1,985,343       435,587    3,183,372     3,238,164    1,711,749       238,098     413,418      203,172
   (566,735)     (595,812)  (1,782,224)   (1,530,308)    (347,869)     (302,240)   (183,669)    (198,872)
-----------  ------------  -----------   -----------  -----------   -----------  ----------  -----------
  3,024,362     1,605,754    4,167,693     2,766,545    2,161,472       797,592     983,307      753,558
===========  ============  ===========   ===========  ===========   ===========  ==========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                      SUBACCOUNTS
                                   --------------------------------------------------------------------------------
                                    AST T. ROWE PRICE NATURAL    AST T. ROWE PRICE ASSET     AST MFS GLOBAL EQUITY
                                       RESOURCES PORTFOLIO        ALLOCATION PORTFOLIO             PORTFOLIO
                                   --------------------------  --------------------------  ------------------------
                                    01/01/2009    01/01/2008    01/01/2009    01/01/2008    01/01/2009   01/01/2008
                                        TO            TO            TO            TO            TO           TO
                                    12/31/2009    12/31/2008    12/31/2009    12/31/2008    12/31/2009   12/31/2008
                                   ------------  ------------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (168,678) $   (922,308) $    895,049  $   (248,526) $    18,947  $   (41,968)
  Capital gains distributions
   received.......................   22,856,380     8,819,102             0     5,893,825            0    2,363,177
  Realized gain (loss) on shares
   redeemed.......................   (8,723,462)   (4,316,953)   (7,544,986)  (29,145,632)  (1,184,440)    (955,053)
  Net change in unrealized gain
   (loss) on investments..........   15,215,813   (59,617,276)   59,528,891   (27,993,059)   4,295,589   (5,536,367)
                                   ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   29,180,053   (56,037,435)   52,878,954   (51,493,392)   3,130,096   (4,170,211)
                                   ------------  ------------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   21,189,823    14,130,937   199,311,447   113,855,498    6,419,648    1,329,770
  Annuity Payments................       (1,255)            0             0             0       (1,559)           0
  Surrenders, withdrawals and
   death benefits.................   (4,741,091)   (6,885,446)   (4,855,789)   (5,217,722)    (565,199)    (688,629)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   15,433,940    (1,779,733)   39,403,098   (71,146,777)   1,552,914      374,259
  Withdrawal and other
   charges........................     (179,245)     (154,967)     (521,917)     (138,004)     (25,815)     (18,208)
                                   ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   31,702,172     5,310,791   233,336,839    37,352,995    7,379,989      997,192
                                   ------------  ------------  ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   60,882,225   (50,726,644)  286,215,793   (14,140,397)  10,510,085   (3,173,019)

NET ASSETS
  Beginning of period.............   50,317,685   101,044,329   135,698,571   149,838,968    7,770,678   10,943,697
                                   ------------  ------------  ------------  ------------  -----------  -----------
  End of period................... $111,199,910  $ 50,317,685  $421,914,364  $135,698,571  $18,280,763  $ 7,770,678
                                   ============  ============  ============  ============  ===========  ===========

  Beginning units.................    6,046,079     5,782,932    16,314,150    12,962,530      923,613      832,347
                                   ------------  ------------  ------------  ------------  -----------  -----------
  Units issued....................    6,444,765     3,933,858    35,546,619    21,223,810    1,118,126      389,762
  Units redeemed..................   (2,926,460)   (3,670,711)   (9,837,358)  (17,872,190)    (329,220)    (298,496)
                                   ------------  ------------  ------------  ------------  -----------  -----------
  Ending units....................    9,564,384     6,046,079    42,023,411    16,314,150    1,712,519      923,613
                                   ============  ============  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41


                                            SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL AST T. ROWE PRICE GLOBAL     AST AGGRESSIVE ASSET        AST CAPITAL GROWTH ASSET
     EQUITY PORTFOLIO           BOND PORTFOLIO          ALLOCATION PORTFOLIO          ALLOCATION PORTFOLIO
-------------------------  ------------------------  --------------------------  ------------------------------
 01/01/2009   01/01/2008    01/01/2009   01/01/2008   01/01/2009    01/01/2008     01/01/2009      01/01/2008
     TO           TO            TO           TO           TO            TO             TO              TO
 12/31/2009   12/31/2008    12/31/2009   12/31/2008   12/31/2009    12/31/2008     12/31/2009      12/31/2008
-----------  ------------  -----------  -----------  ------------  ------------  --------------  --------------

$   439,554  $    184,434  $ 1,265,585  $ 1,008,358  $   (325,063) $   (528,057) $   (1,039,495) $  (14,233,793)

          0             0    1,107,246      915,108             0     6,308,178               0      80,059,537

 (1,117,493)     (978,052)    (884,190)  (1,574,425)   (5,471,782)   (2,565,118)    (47,459,359)   (134,781,097)

  6,965,836    (9,597,780)     367,683   (2,493,272)   17,888,178   (32,282,898)    299,679,539    (477,981,135)
-----------  ------------  -----------  -----------  ------------  ------------  --------------  --------------

  6,287,897   (10,391,398)   1,856,324   (2,144,231)   12,091,333   (29,067,895)    251,180,685    (546,936,488)
-----------  ------------  -----------  -----------  ------------  ------------  --------------  --------------

 13,167,012     3,204,331    6,137,060    3,460,731    13,709,198    10,838,654     479,555,861     418,003,784
          0             0            0            0             0             0               0               0

   (773,314)   (1,117,473)  (1,282,077)  (1,590,617)   (2,779,611)   (1,374,397)    (34,754,059)    (39,331,920)

  3,551,021      (897,014)     880,214    7,130,409    79,748,390    (4,330,132)    128,812,992    (473,453,702)

    (41,902)      (33,878)     (39,858)     (32,665)     (162,327)      (86,533)     (1,649,204)       (885,579)
-----------  ------------  -----------  -----------  ------------  ------------  --------------  --------------

 15,902,817     1,155,966    5,695,339    8,967,858    90,515,650     5,047,592     571,965,590     (95,667,417)
-----------  ------------  -----------  -----------  ------------  ------------  --------------  --------------

 22,190,714    (9,235,432)   7,551,663    6,823,627   102,606,983   (24,020,303)    823,146,275    (642,603,905)

 13,886,577    23,122,009   22,604,592   15,780,965    39,367,288    63,387,591     849,425,942   1,492,029,847
-----------  ------------  -----------  -----------  ------------  ------------  --------------  --------------
$36,077,291  $ 13,886,577  $30,156,255  $22,604,592  $141,974,271  $ 39,367,288  $1,672,572,217  $  849,425,942
===========  ============  ===========  ===========  ============  ============  ==============  ==============

  1,881,333     1,776,624    2,190,381    1,471,615     5,851,992     5,322,867     113,271,269     126,428,108
-----------  ------------  -----------  -----------  ------------  ------------  --------------  --------------
  2,536,582       774,154    1,323,791    2,746,828    12,598,931     2,110,888     101,146,800      85,417,535
   (630,320)     (669,445)    (883,287)  (2,028,062)   (2,082,304)   (1,581,763)    (32,239,341)    (98,574,374)
-----------  ------------  -----------  -----------  ------------  ------------  --------------  --------------
  3,787,595     1,881,333    2,630,885    2,190,381    16,368,619     5,851,992     182,178,728     113,271,269
===========  ============  ===========  ===========  ============  ============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                           SUBACCOUNTS
                                   -------------------------------------------------------------------------------------------
                                    AST ACADEMIC STRATEGIES ASSET        AST BALANCED ASSET          AST PRESERVATION ASSET
                                        ALLOCATION PORTFOLIO            ALLOCATION PORTFOLIO          ALLOCATION PORTFOLIO
                                   ------------------------------  -----------------------------  ----------------------------
                                     01/01/2009      01/01/2008      01/01/2009      01/01/2008     01/01/2009     01/01/2008
                                         TO              TO              TO              TO             TO             TO
                                     12/31/2009      12/31/2008      12/31/2009      12/31/2008     12/31/2009     12/31/2008
                                   --------------  --------------  --------------  -------------  --------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $    3,671,513  $   (9,782,167) $   (3,766,442) $  (4,121,139) $   (3,489,419) $ (2,295,281)
  Capital gains distributions
   received.......................              0      49,551,847               0     17,057,959               0     6,206,137
  Realized gain (loss) on shares
   redeemed.......................    (39,693,720)    (86,436,127)    (20,073,317)   (48,702,016)     (4,546,767)  (10,410,978)
  Net change in unrealized gain
   (loss) on investments..........    226,755,262    (371,373,651)    172,696,242   (127,689,464)     93,579,397   (39,350,783)
                                   --------------  --------------  --------------  -------------  --------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    190,733,055    (418,040,098)    148,856,483   (163,454,660)     85,543,211   (45,850,905)
                                   --------------  --------------  --------------  -------------  --------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    272,717,765     331,938,456     494,415,497    282,814,601     318,391,998   154,280,405
  Annuity Payments................              0               0        (185,155)             0        (300,990)            0
  Surrenders, withdrawals and
   death benefits.................    (39,682,965)    (47,656,450)    (34,600,114)   (26,611,285)    (22,997,753)  (11,748,925)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     85,895,807    (302,449,235)    887,828,151    (86,533,373)    565,141,228    35,003,972
  Withdrawal and other
   charges........................     (1,373,670)       (808,325)     (1,724,450)      (405,035)     (1,227,480)     (182,763)
                                   --------------  --------------  --------------  -------------  --------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    317,556,937     (18,975,554)  1,345,733,929    169,264,908     859,007,003   177,352,689
                                   --------------  --------------  --------------  -------------  --------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    508,289,992    (437,015,652)  1,494,590,412      5,810,248     944,550,214   131,501,784

NET ASSETS
  Beginning of period.............    766,747,473   1,203,763,125     424,591,636    418,781,388     265,987,153   134,485,369
                                   --------------  --------------  --------------  -------------  --------------  ------------
  End of period................... $1,275,037,465  $  766,747,473  $1,919,182,048  $ 424,591,636  $1,210,537,367  $265,987,153
                                   ==============  ==============  ==============  =============  ==============  ============

  Beginning units.................     99,124,715     103,751,420      53,050,863     36,429,104      30,029,546    11,972,174
                                   --------------  --------------  --------------  -------------  --------------  ------------
  Units issued....................     62,333,639      60,586,094     171,494,621     56,991,625     103,436,692    35,165,020
  Units redeemed..................    (25,970,742)    (65,212,799)    (28,061,328)   (40,369,866)    (17,749,198)  (17,107,648)
                                   --------------  --------------  --------------  -------------  --------------  ------------
  Ending units....................    135,487,612      99,124,715     196,484,156     53,050,863     115,717,040    30,029,546
                                   ==============  ==============  ==============  =============  ==============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                            SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
 AST FIRST TRUST BALANCED     AST FIRST TRUST CAPITAL       AST ADVANCED STRATEGIES    AST T. ROWE PRICE LARGE-CAP
     TARGET PORTFOLIO       APPRECIATION TARGET PORTFOLIO          PORTFOLIO                GROWTH PORTFOLIO
--------------------------  ---------------------------   ---------------------------  -------------------------
 01/01/2009    01/01/2008    01/01/2009      01/01/2008    01/01/2009     01/01/2008    01/01/2009    01/01/2008
     TO            TO            TO              TO            TO             TO            TO            TO
 12/31/2009    12/31/2008    12/31/2009      12/31/2008    12/31/2009     12/31/2008    12/31/2009    12/31/2008
------------  ------------  ------------   -------------  ------------  -------------  -----------   ------------

$  4,207,371  $    314,598  $    957,534   $  (2,026,996) $  3,176,691  $    (359,472) $  (744,503)  $   (463,735)

           0     3,271,635             0       3,236,809             0      7,727,533            0              0

  (8,338,688)  (28,065,899)  (12,665,440)    (49,018,153)  (11,360,043)   (41,799,233)  (2,467,374)    (1,707,794)

  48,931,709   (52,432,763)   67,414,221     (82,524,470)   82,214,755    (79,206,256)  21,950,448    (19,654,694)
------------  ------------  ------------   -------------  ------------  -------------  -----------   ------------

  44,800,392   (76,912,429)   55,706,315    (130,332,810)   74,031,403   (113,637,428)  18,738,571    (21,826,223)
------------  ------------  ------------   -------------  ------------  -------------  -----------   ------------

 123,982,689   111,335,236   173,599,962     161,263,790   162,122,131    174,130,780   15,340,010      1,787,114
           0             0             0               0             0              0      (19,117)             0

  (6,026,916)   (6,162,597)   (6,604,437)     (6,681,892)   (8,659,971)    (7,034,691)  (3,292,237)    (2,996,980)

  33,353,812   (79,847,477)  106,617,927    (139,522,399)   60,897,319   (146,801,352)   3,298,040     50,786,914

    (456,747)     (167,976)     (517,964)       (220,563)     (597,817)      (264,888)    (121,872)       (77,044)
------------  ------------  ------------   -------------  ------------  -------------  -----------   ------------

 150,852,838    25,157,186   273,095,488      14,838,936   213,761,662     20,029,849   15,204,824     49,500,004
------------  ------------  ------------   -------------  ------------  -------------  -----------   ------------

 195,653,230   (51,755,243)  328,801,803    (115,493,874)  287,793,065    (93,607,579)  33,943,395     27,673,781

 130,124,309   181,879,552   154,549,251     270,043,125   214,851,679    308,459,258   33,148,843      5,475,062
------------  ------------  ------------   -------------  ------------  -------------  -----------   ------------
$325,777,539  $130,124,309  $483,351,054   $ 154,549,251  $502,644,744  $ 214,851,679  $67,092,238   $ 33,148,843
============  ============  ============   =============  ============  =============  ===========   ============

  18,094,136    16,264,877    23,483,225      23,823,742    27,546,977     27,227,717    5,294,968        491,260
------------  ------------  ------------   -------------  ------------  -------------  -----------   ------------
  27,575,968    20,724,031    47,167,193      33,374,918    36,264,915     32,943,121    3,120,365      5,810,800
  (8,645,820)  (18,894,772)  (11,652,585)    (33,715,435)  (12,017,516)   (32,623,861)  (1,420,902)    (1,007,092)
------------  ------------  ------------   -------------  ------------  -------------  -----------   ------------
  37,024,284    18,094,136    58,997,833      23,483,225    51,794,376     27,546,977    6,994,431      5,294,968
============  ============  ============   =============  ============  =============  ===========   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                      SUBACCOUNTS
                                   --------------------------------------------------------------------------------
                                                                  AST SMALL-CAP GROWTH    AST PIMCO TOTAL RETURN BOND
                                   AST MONEY MARKET PORTFOLIO          PORTFOLIO                  PORTFOLIO
                                   --------------------------  -------------------------  -------------------------
                                    01/01/2009    01/01/2008    01/01/2009   01/01/2008    01/01/2009     01/01/2008
                                        TO            TO            TO           TO            TO             TO
                                    12/31/2009    12/31/2008    12/31/2009   12/31/2008    12/31/2009     12/31/2008
                                   ------------  ------------  -----------  ------------  ------------   -----------
OPERATIONS
  Net investment income
   (loss)......................... $ (1,005,828) $    245,282  $  (394,440) $   (345,834) $  1,060,648   $   402,424
  Capital gains distributions
   received.......................            0             0            0             0     4,631,469       104,769
  Realized gain (loss) on shares
   redeemed.......................            0             0   (1,543,358)     (878,797)         (491)     (266,388)
  Net change in unrealized gain
   (loss) on investments..........            0             0    9,270,810   (10,691,554)    2,722,702    (1,060,985)
                                   ------------  ------------  -----------  ------------  ------------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (1,005,828)      245,282    7,333,012   (11,916,185)    8,414,328      (820,180)
                                   ------------  ------------  -----------  ------------  ------------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   63,464,501    49,818,985    2,845,558       743,003   105,389,287    17,546,985
  Annuity Payments................            0             0      (16,820)            0       (10,516)            0
  Surrenders, withdrawals and
   death benefits.................  (51,460,557)  (31,541,624)  (1,863,574)   (1,772,698)   (4,332,837)     (331,710)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (6,956,056)   33,889,021      687,533    33,633,794   402,475,520       666,323
  Withdrawal and other
   charges........................     (143,827)      (20,676)     (85,478)      (56,122)     (214,295)      (16,201)
                                   ------------  ------------  -----------  ------------  ------------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    4,904,061    52,145,706    1,567,219    32,547,977   503,307,159    17,865,397
                                   ------------  ------------  -----------  ------------  ------------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    3,898,233    52,390,988    8,900,231    20,631,792   511,721,487    17,045,217

NET ASSETS
  Beginning of period.............   68,076,135    15,685,147   22,897,173     2,265,381    28,962,339    11,917,122
                                   ------------  ------------  -----------  ------------  ------------   -----------
  End of period................... $ 71,974,368  $ 68,076,135  $31,797,404  $ 22,897,173  $540,683,826   $28,962,339
                                   ============  ============  ===========  ============  ============   ===========

  Beginning units.................    6,400,730     1,485,801    3,393,864       216,366     2,742,684     1,086,162
                                   ------------  ------------  -----------  ------------  ------------   -----------
  Units issued....................   16,674,539    12,358,322      874,015     3,837,949    52,050,183     2,819,218
  Units redeemed..................  (16,219,592)   (7,443,393)    (692,626)     (660,451)   (3,366,383)   (1,162,696)
                                   ------------  ------------  -----------  ------------  ------------   -----------
  Ending units....................    6,855,677     6,400,730    3,575,253     3,393,864    51,426,484     2,742,684
                                   ============  ============  ===========  ============  ============   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                        SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------
 AST INTERNATIONAL VALUE  AST INTERNATIONAL GROWTH   GARTMORE NVIT DEVELOPING  AST WESTERN ASSET CORE PLUS
        PORTFOLIO                 PORTFOLIO                MARKETS FUND             BOND PORTFOLIO
------------------------  ------------------------  -------------------------  --------------------------
 01/01/2009   01/01/2008   01/01/2009   01/01/2008   01/01/2009   01/01/2008    01/01/2009    01/01/2008
     TO           TO           TO           TO           TO           TO            TO            TO
 12/31/2009   12/31/2008   12/31/2009   12/31/2008   12/31/2009   12/31/2008    12/31/2009    12/31/2008
-----------  -----------  -----------  -----------  -----------  ------------   -----------   ----------

$    39,886  $    73,259  $      (820) $   (14,024) $   (71,184) $   (220,702) $   382,167    $  (24,423)

          0      613,365            0    1,218,703            0    10,638,006      207,986           198

   (781,807)    (773,177)    (854,673)    (920,046)  (2,986,173)   (4,230,106)      44,689       (56,531)

  2,425,653   (4,375,839)   2,979,663   (4,776,936)  10,085,263   (24,917,965)   1,330,392       (55,164)
-----------  -----------  -----------  -----------  -----------  ------------   -----------   ----------

  1,683,732   (4,462,392)   2,124,170   (4,492,303)   7,027,906   (18,730,767)   1,965,234      (135,920)
-----------  -----------  -----------  -----------  -----------  ------------   -----------   ----------

  4,210,451    2,298,658    4,314,083    2,724,833      158,195       231,694   24,078,203     3,876,509
          0            0            0            0       (1,055)            0            0             0

   (120,471)    (111,377)    (142,785)    (275,892)  (1,074,980)   (1,641,310)    (443,542)      (10,197)

    632,279   (1,368,151)     890,283     (154,641)   4,798,573    (4,753,577)   8,353,722     1,304,898

    (13,654)      (9,671)     (14,231)      (8,317)     (44,504)      (46,404)     (50,320)       (2,369)
-----------  -----------  -----------  -----------  -----------  ------------   -----------   ----------

  4,708,605      809,459    5,047,350    2,285,983    3,836,229    (6,209,597)  31,938,063     5,168,841
-----------  -----------  -----------  -----------  -----------  ------------   -----------   ----------

  6,392,337   (3,652,933)   7,171,520   (2,206,320)  10,864,135   (24,940,364)  33,903,297     5,032,921

  5,280,213    8,933,146    4,623,573    6,829,893   10,589,326    35,529,690    5,058,320        25,399
-----------  -----------  -----------  -----------  -----------  ------------   -----------   ----------
$11,672,550  $ 5,280,213  $11,795,093  $ 4,623,573  $21,453,461  $ 10,589,326  $38,961,617    $5,058,320
===========  ===========  ===========  ===========  ===========  ============   ===========   ==========

    761,106      709,326      760,513      550,016    1,132,683     1,575,266      543,173         2,546
-----------  -----------  -----------  -----------  -----------  ------------   -----------   ----------
    860,776      408,744    1,043,998      512,742      666,851       470,526    4,027,859       830,370
   (314,800)    (356,964)    (349,566)    (302,245)    (362,348)     (913,109)    (770,074)     (289,743)
-----------  -----------  -----------  -----------  -----------  ------------   -----------   ----------
  1,307,082      761,106    1,454,945      760,513    1,437,186     1,132,683    3,800,958       543,173
===========  ===========  ===========  ===========  ===========  ============   ===========   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                     SUBACCOUNTS
                                   -------------------------------------------------------------------------------
                                    AST INVESTMENT GRADE BOND
                                            PORTFOLIO            AST BOND PORTFOLIO 2018   AST BOND PORTFOLIO 2019
                                   ---------------------------  ------------------------  ------------------------
                                     01/01/2009    01/28/2008*   01/01/2009  01/28/2008*   01/01/2009  07/21/2008*
                                         TO            TO            TO          TO            TO          TO
                                     12/31/2009    12/31/2008    12/31/2009  12/31/2008    12/31/2009  12/31/2008
                                   -------------  ------------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $  (1,561,339) $ (3,673,374) $  (439,431) $  (129,705) $  (289,584) $   (96,488)
  Capital gains distributions
   received.......................     8,823,520             0      848,601            0       13,473            0
  Realized gain (loss) on shares
   redeemed.......................    76,179,883    10,715,046    1,105,204    1,356,820    1,324,553      453,189
  Net change in unrealized gain
   (loss) on investments..........   (28,441,627)   59,370,899   (3,420,800)   3,836,939   (2,702,730)   3,112,777
                                   -------------  ------------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    55,000,437    66,412,571   (1,906,426)   5,064,054   (1,654,288)   3,469,478
                                   -------------  ------------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................             0             0            0       44,996            0        5,149
  Annuity Payments................             0             0            0            0            0            0
  Surrenders, withdrawals and
   death benefits.................   (12,084,454)   (3,593,170)  (1,596,094)     (59,561)  (1,130,101)     (43,230)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (467,409,972)  645,703,271    3,199,859   19,557,125     (693,834)  16,158,620
  Withdrawal and other
   charges........................    (4,578,337)   (1,779,166)     (15,281)        (147)      (9,801)        (231)
                                   -------------  ------------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (484,072,763)  640,330,935    1,588,484   19,542,413   (1,833,736)  16,120,308
                                   -------------  ------------  -----------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (429,072,326)  706,743,506     (317,942)  24,606,467   (3,488,024)  19,589,786

NET ASSETS
  Beginning of period.............   706,743,506             0   24,606,467            0   19,589,786            0
                                   -------------  ------------  -----------  -----------  -----------  -----------
  End of period................... $ 277,671,180  $706,743,506  $24,288,525  $24,606,467  $16,101,762  $19,589,786
                                   =============  ============  ===========  ===========  ===========  ===========

  Beginning units.................    65,795,202             0    2,045,743            0    1,618,833            0
                                   -------------  ------------  -----------  -----------  -----------  -----------
  Units issued....................    56,607,895   124,509,332    2,865,157    5,524,827    1,994,059    2,235,919
  Units redeemed..................   (98,802,677)  (58,714,130)  (2,721,739)  (3,479,084)  (2,145,445)    (617,086)
                                   -------------  ------------  -----------  -----------  -----------  -----------
  Ending units....................    23,600,420    65,795,202    2,189,161    2,045,743    1,467,447    1,618,833
                                   =============  ============  ===========  ===========  ===========  ===========

*  Date subaccount became available for investment
** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE  AST PARAMETRIC EMERGING                                  FRANKLIN TEMPLETON VIP
       PORTFOLIO        MARKETS EQUITY PORTFOLIO AST FOCUS FOUR PLUS PORTFOLIO FOUNDING FUNDS ALLOCATION FUND
----------------------  -----------------------  ----------------------------  -----------------------------
01/01/2009  07/21/2008*  01/01/2009  07/21/2008*  01/01/2009     07/21/2008*    01/01/2009     05/01/2008*
    TO          TO           TO          TO           TO             TO             TO             TO
12/31/2009  12/31/2008   12/31/2009  12/31/2008  11/13/2009**    12/31/2008     12/31/2009     12/31/2008
----------  ----------- -----------  ----------- ------------    -----------    ------------   -----------

$   (4,218)  $   (450)  $  (118,557)  $ (1,389)  $   (278,519)   $  (20,292)   $  3,417,786    $   373,215

         0          0             0          0              0             0               0        480,193

    13,519    (10,951)      156,022    (36,268)     4,771,187      (750,908)     (1,494,478)    (4,677,191)

   291,910    (13,716)    3,296,415    (24,388)       178,444      (178,444)     25,128,373     (1,664,383)
----------   --------   -----------   --------    ------------   ----------     ------------    -----------

   301,211    (25,117)    3,333,880    (62,045)     4,671,112      (949,644)     27,051,681     (5,488,166)
----------   --------   -----------   --------    ------------   ----------     ------------    -----------

 1,802,547    140,286    14,828,396    227,123     38,847,014     8,122,006     151,796,952     37,532,397
         0          0             0          0              0             0               0              0

    (5,482)    (4,090)      (73,140)        (8)      (331,690)       (2,266)       (689,987)       (41,372)

   649,483     53,030     7,008,459    375,399    (49,868,071)     (447,687)     28,605,859     (9,781,950)

    (1,037)       (46)       (9,167)       (60)       (39,399)       (1,375)       (210,157)       (13,719)
----------   --------   -----------   --------    ------------   ----------     ------------    -----------

 2,445,511    189,180    21,754,548    602,454    (11,392,146)    7,670,678     179,502,667     27,695,356
----------   --------   -----------   --------    ------------   ----------     ------------    -----------

 2,746,722    164,063    25,088,428    540,409     (6,721,034)    6,721,034     206,554,348     22,207,190

   164,063          0       540,409          0      6,721,034             0      22,207,190              0
----------   --------   -----------   --------    ------------   ----------     ------------    -----------
$2,910,785   $164,063   $25,628,837   $540,409   $          0    $6,721,034    $228,761,538    $22,207,190
==========   ========   ===========   ========    ============   ==========     ============    ===========

    26,829          0        96,949          0        899,108             0       3,342,483              0
----------   --------   -----------   --------    ------------   ----------     ------------    -----------
   385,716     36,238     3,152,621    127,851      7,221,433     1,736,369      28,078,385      7,699,095
   (58,002)    (9,409)     (463,012)   (30,902)    (8,120,541)     (837,261)     (4,712,087)    (4,356,612)
----------   --------   -----------   --------    ------------   ----------     ------------    -----------
   354,543     26,829     2,786,558     96,949              0       899,108      26,708,781      3,342,483
==========   ========   ===========   ========    ============   ==========     ============    ===========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                    SUBACCOUNTS
                                   ------------------------------------------------------------------------------
                                      AST GOLDMAN SACHS         AST CLS GROWTH ASSET      AST CLS MODERATE ASSET
                                   SMALL-CAP VALUE PORTFOLIO    ALLOCATION PORTFOLIO       ALLOCATION PORTFOLIO
                                   ------------------------  -------------------------  -------------------------
                                   01/01/2009   07/21/2008*   01/01/2009   05/01/2008*   01/01/2009   05/01/2008*
                                       TO           TO            TO           TO            TO           TO
                                   12/31/2009   12/31/2008    12/31/2009   12/31/2008    12/31/2009   12/31/2008
                                   ----------   -----------  ------------  -----------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $  (22,883)   $ (1,577)   $   (792,198) $   (63,941) $ (1,195,156) $  (102,742)
  Capital gains distributions
   received.......................          0           0               0        5,219             0        1,651
  Realized gain (loss) on shares
   redeemed.......................      3,325     (55,117)       (223,072)  (2,656,608)     (507,294)  (2,996,232)
  Net change in unrealized gain
   (loss) on investments..........  1,275,445     (10,155)     17,531,492     (402,482)   21,088,025     (870,367)
                                   ----------    --------    ------------  -----------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  1,255,887     (66,849)     16,516,222   (3,117,812)   19,385,575   (3,967,690)
                                   ----------    --------    ------------  -----------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................  6,090,949     471,641     116,017,168   20,857,810   147,179,516   30,711,567
  Annuity Payments................          0           0               0            0             0            0
  Surrenders, withdrawals and
   death benefits.................    (29,741)     (3,434)       (391,324)     (18,066)     (661,544)     (48,551)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  1,950,520     143,638      18,634,140   (5,998,888)   18,234,624   (4,106,777)
  Withdrawal and other
   charges........................     (3,951)        (73)       (120,668)      (5,991)     (201,376)     (10,592)
                                   ----------    --------    ------------  -----------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  8,007,777     611,772     134,139,316   14,834,865   164,551,220   26,545,647
                                   ----------    --------    ------------  -----------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  9,263,664     544,923     150,655,538   11,717,053   183,936,795   22,577,957

NET ASSETS
  Beginning of period.............    544,923           0      11,717,053            0    22,577,957            0
                                   ----------    --------    ------------  -----------  ------------  -----------
  End of period................... $9,808,587    $544,923    $162,372,591  $11,717,053  $206,514,752  $22,577,957
                                   ==========    ========    ============  ===========  ============  ===========

  Beginning units.................     71,315           0       1,749,729            0     3,072,666            0
                                   ----------    --------    ------------  -----------  ------------  -----------
  Units issued....................  1,122,161     109,407      20,717,918    4,216,528    23,611,676    6,031,671
  Units redeemed..................   (183,099)    (38,092)     (3,219,545)  (2,466,799)   (3,713,247)  (2,959,005)
                                   ----------    --------    ------------  -----------  ------------  -----------
  Ending units....................  1,010,377      71,315      19,248,102    1,749,729    22,971,095    3,072,666
                                   ==========    ========    ============  ===========  ============  ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------
 AST HORIZON GROWTH ASSET  AST HORIZON MODERATE ASSET AST NIEMANN CAPITAL GROWTH  PROFUND VP CONSUMER
   ALLOCATION PORTFOLIO       ALLOCATION PORTFOLIO    ASSET ALLOCATION PORTFOLIO        SERVICES
-------------------------  -------------------------  ------------------------   ---------------------
 01/01/2009   05/01/2008*   01/01/2009   05/01/2008*   01/01/2009   05/01/2008*  01/01/2009 05/01/2008*
     TO           TO            TO           TO            TO           TO           TO         TO
 12/31/2009   12/31/2008    12/31/2009   12/31/2008    12/31/2009   12/31/2008   12/31/2009 12/31/2008
------------  -----------  ------------  -----------  -----------   -----------  ---------- -----------

$   (611,616) $   (37,355) $ (1,008,956) $   (66,897) $  (326,063)  $   (21,291)  $  (173)    $   (15)

           0          345             0          144            0           197         0           0

    (136,090)  (1,221,743)     (115,202)  (1,513,826)     (58,986)     (726,060)     (345)       (863)

  11,888,083     (150,545)   16,476,057     (375,441)   6,329,153       (22,272)    1,865         420
------------  -----------  ------------  -----------  -----------   -----------   -------     -------

  11,140,377   (1,409,298)   15,351,899   (1,956,020)   5,944,104      (769,426)    1,347        (458)
------------  -----------  ------------  -----------  -----------   -----------   -------     -------


  88,409,220   11,853,567   120,255,034   20,333,042   41,660,600     8,007,529     2,463      10,728
           0            0             0            0            0             0         0           0

    (246,124)      (1,919)     (771,424)     (36,494)    (100,855)       (7,870)        0           0

  11,509,716   (2,235,932)   13,708,830   (1,874,419)   5,853,209    (1,628,717)    2,273        (476)

     (68,953)      (3,227)     (149,246)      (6,710)     (47,911)       (2,496)      (53)          0
------------  -----------  ------------  -----------  -----------   -----------   -------     -------

  99,603,859    9,612,489   133,043,194   18,415,419   47,365,043     6,368,446     4,683      10,252
------------  -----------  ------------  -----------  -----------   -----------   -------     -------

 110,744,236    8,203,191   148,395,093   16,459,399   53,309,147     5,599,020     6,030       9,794

   8,203,191            0    16,459,399            0    5,599,020             0     9,794           0
------------  -----------  ------------  -----------  -----------   -----------   -------     -------
$118,947,427  $ 8,203,191  $164,854,492  $16,459,399  $58,908,167   $ 5,599,020   $15,824     $ 9,794
============  ===========  ============  ===========  ===========   ===========   =======     =======

   1,149,266            0     2,161,413            0      746,040             0     1,394           0
------------  -----------  ------------  -----------  -----------   -----------   -------     -------
  14,043,254    2,328,033    18,414,605    3,983,651    6,932,598     1,555,248     2,532       2,236
  (1,908,458)  (1,178,767)   (2,859,329)  (1,822,238)  (1,142,417)     (809,208)   (2,176)       (842)
------------  -----------  ------------  -----------  -----------   -----------   -------     -------
  13,284,062    1,149,266    17,716,689    2,161,413    6,536,221       746,040     1,750       1,394
============  ===========  ============  ===========  ===========   ===========   =======     =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                               SUBACCOUNTS
                                   -------------------------------------------------------------------
                                    PROFUND VP CONSUMER
                                      GOODS PORTFOLIO     PROFUND VP FINANCIALS  PROFUND VP HEALTH CARE
                                   ---------------------  ---------------------  ---------------------
                                   01/01/2009 05/01/2008* 01/01/2009 05/01/2008* 01/01/2009 05/01/2008*
                                       TO         TO          TO         TO          TO         TO
                                   12/31/2009 12/31/2008  12/31/2009 12/31/2008  12/31/2009 12/31/2008
                                   ---------- ----------- ---------- ----------- ---------- -----------
OPERATIONS
  Net investment income
   (loss).........................  $   (187)  $    729    $  4,765   $    952    $ (2,231)  $   (280)
  Capital gains distributions
   received.......................         0      3,531           0          0           0          0
  Realized gain (loss) on shares
   redeemed.......................       722    (17,103)    (36,908)   (32,273)      6,603    (19,033)
  Net change in unrealized gain
   (loss) on investments..........     9,101      1,663      75,257    (14,970)     51,244      8,368
                                    --------   --------    --------   --------    --------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................     9,636    (11,180)     43,114    (46,291)     55,616    (10,945)
                                    --------   --------    --------   --------    --------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....     9,400     67,870     333,386    276,976     210,322    178,820
  Annuity Payments................         0          0           0          0           0          0
  Surrenders, withdrawals and
   death benefits.................         0          0      (1,007)         0        (548)         0
  Net transfers between other
   subaccounts or fixed rate
   option.........................       413     (1,772)    154,993    (38,624)    (35,807)     4,011
  Withdrawal and other charges....      (176)         0        (875)        (4)       (834)        (6)
                                    --------   --------    --------   --------    --------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................     9,637     66,098     486,497    238,348     173,133    182,825
                                    --------   --------    --------   --------    --------   --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................    19,273     54,918     529,611    192,057     228,749    171,880

NET ASSETS
  Beginning of period.............    54,918          0     192,057          0     171,880          0
                                    --------   --------    --------   --------    --------   --------
  End of period...................  $ 74,191   $ 54,918    $721,668   $192,057    $400,629   $171,880
                                    ========   ========    ========   ========    ========   ========

  Beginning units.................     7,151          0      36,431          0      20,602          0
                                    --------   --------    --------   --------    --------   --------
  Units issued....................    11,197     23,562     162,663     65,008      54,501     42,256
  Units redeemed..................   (10,269)   (16,411)    (77,951)   (28,577)    (34,209)   (21,654)
                                    --------   --------    --------   --------    --------   --------
  Ending units....................     8,079      7,151     121,143     36,431      40,894     20,602
                                    ========   ========    ========   ========    ========   ========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51

                                  SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------

PROFUND VP INDUSTRIALS PROFUND VP MID-CAP GROWTH PROFUND VP MID-CAP VALUE PROFUND VP REAL ESTATE
---------------------  ------------------------  -----------------------  ---------------------
01/01/2009 05/01/2008* 01/01/2009   05/01/2008*  01/01/2009  05/01/2008*  01/01/2009 05/01/2008*
    TO         TO          TO           TO           TO          TO           TO         TO
12/31/2009 12/31/2008  12/31/2009   12/31/2008   12/31/2009  12/31/2008   12/31/2009 12/31/2008
---------- ----------- ----------   -----------  ----------  -----------  ---------- -----------

 $   (294)   $   (77)  $  (1,670)    $   (484)    $   (147)   $   (270)    $  3,146    $   (94)

        0          0           0       17,254            0      14,430            0         41

   (5,848)    (1,868)     31,261      (66,419)      14,428     (35,089)       1,493     (2,938)

    3,742      1,804      18,413        2,552       54,278       1,468       51,381      6,978
 --------    -------   ---------     --------     --------    --------     --------    -------

   (2,400)      (141)     48,004      (47,097)      68,559     (19,461)      56,020      3,987
 --------    -------   ---------     --------     --------    --------     --------    -------

   68,919     53,377     245,258       74,777      161,092      40,505      304,753     50,144
        0          0           0            0            0           0            0          0

     (528)         0           0            0       (1,048)          0         (541)         0

  (33,255)      (611)   (196,424)      20,467      (45,119)     11,347       43,489      8,704
      (25)         0         (31)           0         (633)          0          (39)         0
 --------    -------   ---------     --------     --------    --------     --------    -------

   35,111     52,766      48,803       95,244      114,292      51,852      347,662     58,848
 --------    -------   ---------     --------     --------    --------     --------    -------

   32,711     52,625      96,807       48,147      182,851      32,391      403,682     62,835

   52,625          0      48,147            0       32,391           0       62,835          0
 --------    -------   ---------     --------     --------    --------     --------    -------
 $ 85,336    $52,625   $ 144,954     $ 48,147     $215,242    $ 32,391     $466,517    $62,835
 ========    =======   =========     ========     ========    ========     ========    =======

    8,624          0       7,754            0        5,006           0       11,375          0
 --------    -------   ---------     --------     --------    --------     --------    -------
   19,421     11,577      52,073       38,226       37,126      20,601       84,070     13,882
  (16,596)    (2,953)    (42,669)     (30,472)     (16,299)    (15,595)     (28,199)    (2,507)
 --------    -------   ---------     --------     --------    --------     --------    -------
   11,449      8,624      17,158        7,754       25,833       5,006       67,246     11,375
 ========    =======   =========     ========     ========    ========     ========    =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A52

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                               SUBACCOUNTS
                                   -----------------------------------------------------------------------

                                    PROFUND VP SMALL-CAP                                   PROFUND VP
                                           GROWTH         PROFUND VP SMALL-CAP VALUE   TELECOMMUNICATIONS
                                   ---------------------  -------------------------  ---------------------
                                   01/01/2009 05/01/2008* 01/01/2009   05/01/2008*   01/01/2009 05/01/2008*
                                       TO         TO          TO           TO            TO         TO
                                   12/31/2009 12/31/2008  12/31/2009   12/31/2008    12/31/2009 12/31/2008
                                   ---------- ----------- ----------   -----------   ---------- -----------
OPERATIONS
  Net investment income
   (loss)......................... $  (1,455)  $   (310)   $   (753)     $  (121)     $  7,079    $   (99)
  Capital gains distributions
   received.......................     2,863        901           0        2,524             0          0
  Realized gain (loss) on shares
   redeemed.......................    12,186    (21,424)      1,654       (9,302)       (1,616)    (1,050)
  Net change in unrealized gain
   (loss) on investments..........    16,916      1,778      18,200         (387)        1,722      3,709
                                   ---------   --------    --------      -------      --------    -------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    30,510    (19,055)     19,101       (7,286)        7,185      2,560
                                   ---------   --------    --------      -------      --------    -------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   214,110     52,503     164,944       13,700        74,109     28,235
  Annuity Payments................         0          0           0            0             0          0
  Surrenders, withdrawals and
   death benefits.................      (623)         0        (234)           0             0          0
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (114,732)     8,205     (12,223)       8,575           (71)     9,567
  Withdrawal and other
   charges........................       (78)         0         (13)           0          (260)         0
                                   ---------   --------    --------      -------      --------    -------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    98,677     60,708     152,474       22,275        73,778     37,802
                                   ---------   --------    --------      -------      --------    -------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   129,187     41,653     171,575       14,989        80,963     40,362

NET ASSETS
  Beginning of period.............    41,653          0      14,989            0        40,362          0
                                   ---------   --------    --------      -------      --------    -------
  End of period................... $ 170,840   $ 41,653    $186,564      $14,989      $121,325    $40,362
                                   =========   ========    ========      =======      ========    =======

  Beginning units.................     6,114          0       2,084            0         5,553          0
                                   ---------   --------    --------      -------      --------    -------
  Units issued....................    40,071     22,873      30,064        8,071        19,014      7,867
  Units redeemed..................   (25,984)   (16,759)    (10,233)      (5,987)       (8,763)    (2,314)
                                   ---------   --------    --------      -------      --------    -------
  Ending units....................    20,201      6,114      21,915        2,084        15,804      5,553
                                   =========   ========    ========      =======      ========    =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A53

                              SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------
                                                                          AST JENNISON
                        PROFUND VP LARGE-CAP                             LARGE-CAP VALUE
 PROFUND VP UTILITIES          GROWTH         PROFUND VP LARGE-CAP VALUE    PORTFOLIO
---------------------  ---------------------  -------------------------  ---------------
01/01/2009 05/01/2008* 01/01/2009 05/01/2008* 01/01/2009   05/01/2008*     11/16/2009*
    TO         TO          TO         TO          TO           TO              TO
12/31/2009 12/31/2008  12/31/2009 12/31/2008  12/31/2009   12/31/2008      12/31/2009
---------- ----------- ---------- ----------- ----------   -----------   ---------------

 $  6,697    $   (13)   $ (4,641)   $   (47)   $  2,449      $   129        $   (452)

        0         88           0         93           0        1,874               0

    4,038       (632)     21,116         (9)      1,886          (41)           (566)

   30,257      1,450      95,905     (1,914)     23,695       (6,943)          8,917
 --------    -------    --------    -------    --------      -------        --------

   40,992        893     112,380     (1,877)     28,030       (4,981)          7,899
 --------    -------    --------    -------    --------      -------        --------

  190,268     31,387     489,520      2,799     342,878       10,232         355,342
        0          0           0          0           0            0               0

        0          0      (1,563)         0           0            0               0

   27,031      6,448     (32,830)     7,001     (55,409)       9,502         123,854

     (312)         0      (1,031)         0         (19)           0              (4)
 --------    -------    --------    -------    --------      -------        --------

  216,987     37,835     454,096      9,800     287,450       19,734         479,192
 --------    -------    --------    -------    --------      -------        --------

  257,979     38,728     566,476      7,923     315,480       14,753         487,091

   38,728          0       7,923          0      14,753            0               0
 --------    -------    --------    -------    --------      -------        --------
 $296,707    $38,728    $574,399    $ 7,923    $330,233      $14,753        $487,091
 ========    =======    ========    =======    ========      =======        ========

    5,365          0       1,179          0       2,353            0               0
 --------    -------    --------    -------    --------      -------        --------
   43,864      6,789      92,956      1,179      59,814        2,353          52,180
  (11,490)    (1,424)    (27,183)         0     (17,421)           0          (4,894)
 --------    -------    --------    -------    --------      -------        --------
   37,739      5,365      66,952      1,179      44,746        2,353          47,286
 ========    =======    ========    =======    ========      =======        ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A54

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                                     SUBACCOUNTS
                                                                ----------------------------------------------------
                                                                AST JENNISON
                                                                 LARGE-CAP      CREDIT SUISSE TRUST
                                                                   GROWTH    INTERNATIONAL EQUITY FLEX    AST BOND
                                                                 PORTFOLIO         III PORTFOLIO       PORTFOLIO 2020
                                                                ------------ ------------------------- --------------
                                                                11/16/2009*         12/11/2009*         01/02/2009*
                                                                     TO                 TO                   TO
                                                                 12/31/2009         12/31/2009           12/31/2009
                                                                ------------ ------------------------- --------------
OPERATIONS
  Net investment income (loss).................................   $   (235)         $   (7,393)          $   (9,481)
  Capital gains distributions received.........................          0                   0                    0
  Realized gain (loss) on shares redeemed......................          3                 669               (9,820)
  Net change in unrealized gain (loss) on investments..........      5,376              99,411              (30,379)
                                                                  --------          ----------           ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS..................................................      5,144              92,687              (49,680)
                                                                  --------          ----------           ----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments..................................    159,860                 171                    0
  Annuity Payments.............................................          0              (2,514)                   0
  Surrenders, withdrawals and death benefits...................          0             (34,762)             (10,894)
  Net transfers between other subaccounts or fixed rate option.     84,458           9,653,795            1,056,845
  Withdrawal and other charges.................................          0                (286)                   0
                                                                  --------          ----------           ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CONTRACT OWNER TRANSACTIONS.................................    244,318           9,616,404            1,045,951
                                                                  --------          ----------           ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS........................    249,462           9,709,091              996,271

NET ASSETS
  Beginning of period..........................................          0                   0                    0
                                                                  --------          ----------           ----------
  End of period................................................   $249,462          $9,709,091           $  996,271
                                                                  ========          ==========           ==========

  Beginning units..............................................          0                   0                    0
                                                                  --------          ----------           ----------
  Units issued.................................................     24,241             970,589              360,676
  Units redeemed...............................................        (11)             (8,853)            (247,079)
                                                                  --------          ----------           ----------
  Ending units.................................................     24,230             961,736              113,597
                                                                  ========          ==========           ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A55

                       NOTES TO FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               DECEMBER 31, 2009

NOTE 1: GENERAL

        Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on June 15, 1995 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), which is a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One Enhanced, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners Plus Enhanced, Strategic Partners FlexElite, (collectively, "Strategic Partners"), Discovery Preferred, Discovery Select, and Discovery Choice variable annuity contracts are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner. The Discovery Choice contract is considered Basic or Enhanced depending on the death benefit option that you choose, where the Enhanced contract offers a guaranteed minimum death benefit.

        Effective May 1, 2007, American Skandia Trust and American Skandia Investment Services, Inc. was renamed Advanced Series Trust and AST Investment Services, Inc., respectively.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are one hunderd twenty-three subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "portfolios"). Investment options vary by contract. The name of each Portfolio and the corresponding subaccount name are as follows:

 PRUDENTIAL SERIES FUND    SP Prudential U.S.        AST DeAm Large-Cap Value
 Money Market Portfolio     Emerging Growth           Portfolio
 Diversified Bond           Portfolio                AST Neuberger Berman
  Portfolio                SP Conservative Asset      Small-Cap Growth
 Equity Portfolio           Allocation Portfolio      Portfolio
 Flexible Managed          SP Balanced Asset         AST High Yield Portfolio
  Portfolio                 Allocation Portfolio     AST Federated Aggressive
 Conservative Balanced     SP Growth Asset            Growth Portfolio
  Portfolio                 Allocation Portfolio     AST Mid-Cap Value
 Value Portfolio           SP Aggressive Growth       Portfolio
 High Yield Bond Portfolio  Asset Allocation         AST Small-Cap Value
 Natural Resources          Portfolio                 Portfolio
  Portfolio                SP International Growth   AST Goldman Sachs
 Stock Index Portfolio      Portfolio                 Concentrated Growth
 Global Portfolio          SP International Value     Portfolio
 Jennison Portfolio         Portfolio                AST Goldman Sachs
 Small Capitalization                                 Mid-Cap Growth Portfolio
  Stock Portfolio          ADVANCED SERIES TRUST     AST Large-Cap Value
 Jennison 20/20 Focus      AST AllianceBernstein      Portfolio
  Portfolio                 Growth & Income          AST Lord Abbett
 Diversified Conservative   Portfolio                 Bond-Debenture Portfolio
  Growth Portfolio         AST American Century      AST Marsico Capital
 SP Davis Value Portfolio   Income & Growth           Growth Portfolio
 SP Small Cap Value         Portfolio                AST MFS Growth Portfolio
  Portfolio                AST Schroders             AST Neuberger Berman
 SP PIMCO Total Return      Multi-Asset World         Mid-Cap Growth Portfolio
  Portfolio                 Strategies Portfolio     AST Neuberger Berman/LSV
 SP PIMCO High Yield       AST Cohen & Steers         Mid-Cap Value Portfolio
  Portfolio                 Realty Portfolio
 SP Strategic Partners     AST UBS Dynamic Alpha
  Focused Growth Portfolio  Portfolio
 SP Mid Cap Growth
  Portfolio

                                      A56

 AST PIMCO Limited         AST Parametric Emerging   FRANKLIN TEMPLETON FUNDS
  Maturity Bond Portfolio   Markets Equity Portfolio Small-Mid Cap Growth
 AST AllianceBernstein     AST Focus Four Plus        Securities Fund
  Core Value Portfolio      Portfolio                VIP Founding Funds
 AST QMA US Equity Alpha   AST Goldman Sachs          Allocation Fund
 AST T. Rowe Price          Small-Cap Value
  Natural Resources         Portfolio                GARTMORE NVIT
  Portfolio                AST CLS Growth Asset      Developing Markets Fund
 AST T. Rowe Price Asset    Allocation Portfolio
  Allocation Portfolio     AST CLS Moderate Asset    JANUS ASPEN SERIES
 AST MFS Global Equity      Allocation Portfolio     Janus Portfolio -
  Portfolio                AST Horizon Growth Asset   Institutional Shares
 AST JPMorgan               Allocation Portfolio     Overseas Portfolio -
  International Equity     AST Horizon Moderate       Institutional Shares
  Portfolio                 Asset Allocation         Janus Portfolio -
 AST T. Rowe Price Global   Portfolio                 Service Shares
  Bond Portfolio           AST Niemann Capital
 AST Aggressive Asset       Growth Asset Allocation  MFS VARIABLE INSURANCE
  Allocation Portfolio      Portfolio                TRUST
 AST Capital Growth Asset  AST Bond Portfolio 2016   Growth Series - Initial
  Allocation Portfolio     AST Bond Portfolio 2020    Class
 AST Academic Strategies   AST Jennison Large-Cap    Research Series -
  Asset Allocation          Value Portfolio           Initial Class
  Portfolio                AST Jennison LargeCap
 AST Balanced Asset         Growth Portfolio         PREMIER VIT
  Allocation Portfolio                               OPCAP Managed Portfolio
 AST Preservation Asset    ALLIANCE BERNSTEIN         Class 1
  Allocation Portfolio     Large Cap Growth          NACM Small Cap Portfolio
 AST First Trust Balanced   Portfolio Class B         Class 1
  Target Portfolio
 AST First Trust Capital   AMERICAN CENTURY          PROFUND
  Appreciation Target      VARIABLE PORTFOLIOS       VP Consumer Services
  Portfolio                Value Fund                VP Consumer Goods
 AST Advanced Strategies                              Portfolio
  Portfolio                CREDIT SUISSE             VP Financials
 AST T. Rowe Price         Trust International       VP Healthcare
  Large-Cap Growth          Equity Flex II Portfolio VP Industrials
  Portfolio                Trust International       VP Mid-Cap Growth
 AST Money Market           Equity Flex III          VP Mid-Cap Value
  Portfolio                 Portfolio                VP Real Estate
 AST Small-Cap Growth                                VP Small-Cap Growth
  Portfolio                DAVIS                     VP Small-Cap Value
 AST PIMCO Total Return    Value Portfolio           VP Telecommunications
  Bond Portfolio                                     VP Utilities
 AST International Value   EVERGREEN VA              VP Large-Cap Growth
  Portfolio                Diversified Capital       VP Large-Cap Value
 AST International Growth   Builder Fund
  Portfolio                Growth Fund               AIM VARIABLE INSURANCE
 AST Western Asset Core    Omega Fund                Core Equity Fund
  Plus Bond Portfolio      Special Values Fund
 AST Investment Grade      International Equity Fund T. ROWE PRICE
  Bond Portfolio           Fundamental Large Cap     International Stock
 AST Bond Portfolio 2018    Fund                      Portfolio
 AST Bond Portfolio 2019                             Equity Income Portfolio
 AST Global Real Estate
  Portfolio

        The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential.

        At December 31, 2009 there were no balances or transactions for the period then ended pertaining to AST Bond Portfolio 2016.

                                      A57

        The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2009 as net transfers between subaccounts. The transfers occurred as follows:

                                 REMOVED PORTFOLIO             SURVIVING PORTFOLIO
NOVEMBER 13, 2009         ------------------------------- -----------------------------
                          PRUDENTIAL SP AGGRESSIVE GROWTH     AST AGGRESSIVE ASSET
                            ASSET ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO
-                         ------------------------------- -----------------------------
Shares...................            11,713,315                      17,340,103
Value....................          $       6.98                  $         8.07
Net assets before merger.          $ 81,758,940                  $   58,175,693
Net assets after merger..          $          0                  $  139,934,633

                              PRUDENTIAL SP BALANCED           AST BALANCED ASSET
                            ASSET ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO
-                         ------------------------------- -----------------------------
Shares...................            86,674,830                     184,697,401
Value....................          $       9.16                  $         9.90
Net assets before merger.          $793,941,439                  $1,034,562,835
Net assets after merger..          $          0                  $1,828,504,274

                                  AST FOCUS FOUR             AST FIRST TRUST CAPITAL
                                  PLUS PORTFOLIO          APPRECIATION TARGET PORTFOLIO
-                         ------------------------------- -----------------------------
Shares...................             6,061,660                      53,139,351
Value....................          $       8.54                  $         8.38
Net assets before merger.          $ 51,766,576                  $  393,541,188
Net assets after merger..          $          0                  $  445,307,764

                                PRUDENTIAL SP PIMCO           PRUDENTIAL HIGH YIELD
                               HIGH YIELD PORTFOLIO              BOND PORTFOLIO
-                         ------------------------------- -----------------------------
Shares...................            14,312,086                      51,385,971
Value....................          $       8.73                  $         4.76
Net assets before merger.          $124,944,513                  $  119,652,710
Net assets after merger..          $          0                  $  244,597,223

                                 REMOVED PORTFOLIO             SURVIVING PORTFOLIO
NOVEMBER 20, 2009         ------------------------------- -----------------------------
                              PRUDENTIAL DIVERSIFIED         AST PRESERVATION ASSET
                           CONSERVATIVE GROWTH PORTFOLIO      ALLOCATION PORTFOLIO
-                         ------------------------------- -----------------------------
Shares...................             8,809,247                      71,955,027
Value....................          $      10.22                  $        10.74
Net assets before merger.          $ 90,030,501                  $  682,766,489
Net assets after merger..          $          0                  $  772,796,989

                            PRUDENTIAL SP CONSERVATIVE       AST PRESERVATION ASSET
                            ASSET ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO
-                         ------------------------------- -----------------------------
Shares...................            39,880,931                     101,596,575
Value....................          $      10.24                  $        10.74
Net assets before merger.          $408,380,730                  $  682,766,489
Net assets after merger..          $          0                  $1,091,147,218

                                 REMOVED PORTFOLIO             SURVIVING PORTFOLIO
DECEMBER 4, 2009          ------------------------------- -----------------------------
                             PRUDENTIAL SP PIMCO TOTAL       AST PIMCO TOTAL RETURN
                                 RETURN PORTFOLIO                BOND PORTFOLIO
-                         ------------------------------- -----------------------------
Shares...................            31,917,908                      45,403,810
Value....................          $      11.78                  $        11.73
Net assets before merger.          $375,992,952                  $  156,593,739
Net assets after merger..          $          0                  $  532,586,691

                                 REMOVED PORTFOLIO             SURVIVING PORTFOLIO
DECEMBER 11, 2009         ------------------------------- -----------------------------
                                CREDIT SUISSE TRUST            CREDIT SUISSE TRUST
                               INTERNATIONAL EQUITY           INTERNATIONAL EQUITY
                                 FLEX II PORTFOLIO             FLEX III PORTFOLIO
-                         ------------------------------- -----------------------------
Shares...................             1,031,241                       1,669,544
Value....................          $       9.39                  $         5.80
Net assets before merger.          $  9,683,355                  $            0
Net assets after merger..          $          0                  $    9,683,355

                                      A58

        Each of the variable investment options of the Account indirectly bears exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying portfolios of mutual funds. Additional information on these portfolios of mutual funds is available upon request to the appropriate companies.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        In June 2009, the FASB issued authoritative guidance for the FASB's Accounting Standards Codification (TM) as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Account's adoption of this guidance effective with the interim reporting period ending September 30, 2009 impacts the way the Company references U.S. GAAP standards in the financial statements.

        In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on
        (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and (2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Account's early adoption of this guidance effective January 1, 2009 did not have a material effect on the Account's financial statements.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at fair value.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

NOTE 3: FAIR VALUE

        The guidance defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an ordinary transaction between market participants on the measurement date. The new guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

        Level 1--Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

                                      A59

        Level 2--Observable inputs other than Level 1 prices, such as quotes prices for similar instruments, quotes prices in market that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

        Level 3--Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

        All investment assets of each subaccount are classified as Level 1. The Account invests in open-ended mutual funds, available to contract holders of variable annuity insurance policies. Contract holders may, without restriction, transact at the daily Net Asset Value (s) ("NAV") of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

        All assets of the account are classified as Level 1. No reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets held as of December 31, 2009 are presented.

NOTE 4: TAXES

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return.

        Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2009 were as follows:

                                                             PURCHASES       SALES
                                                            ------------ -------------
Prudential Money Market Portfolio.......................... $ 63,106,074 $(218,239,136)
Prudential Diversified Bond Portfolio...................... $  3,502,086 $ (36,665,893)
Prudential Equity Portfolio................................ $  3,383,693 $ (32,102,928)
Prudential Flexible Managed Portfolio...................... $     82,028 $  (2,521,243)
Prudential Conservative Balanced Portfolio................. $    433,394 $  (4,316,629)
Prudential Value Portfolio................................. $  3,892,008 $ (33,868,436)
Prudential High Yield Bond Portfolio....................... $130,394,311 $ (21,862,574)
Prudential Natural Resources Portfolio..................... $    591,913 $  (1,615,369)
Prudential Stock Index Portfolio........................... $  7,772,787 $ (44,963,468)
Prudential Global Portfolio................................ $  2,473,724 $ (10,735,842)
Prudential Jennison Portfolio.............................. $  3,642,995 $ (42,557,981)
Prudential Small Capitalization Stock Portfolio............ $    851,763 $  (8,638,718)
T. Rowe Price International Stock Portfolio................ $  1,326,684 $  (2,874,570)
T. Rowe Price Equity Income Portfolio...................... $    328,445 $  (8,640,876)
Premier VIT OPCAP Managed Portfolio Class 1................ $    181,948 $ (12,080,729)
Premier VIT NACM Small Cap Portfolio Class 1............... $    170,310 $  (3,567,132)
AIM V.I. Core Equity Fund.................................. $    117,176 $ (13,080,971)
Janus Aspen Janus Portfolio - Institutional Shares......... $    257,012 $  (8,676,457)
Janus Aspen Overseas Portfolio - Institutional Shares...... $  1,030,859 $ (19,480,513)
MFS VIT Research Series - Initial Class.................... $    144,742 $  (2,686,661)
MFS VIT Growth Series - Initial Class...................... $    203,877 $  (7,088,285)
Credit Suisse Trust International Equity Flex II Portfolio. $    215,706 $ (10,747,927)
American Century VP Value Fund............................. $    326,041 $  (3,865,823)

                                      A60

                                                              PURCHASES        SALES
                                                            -------------- -------------
Franklin Small-Mid Cap Growth Securities Fund.............. $      793,477 $  (2,579,501)
Prudential Jennison 20/20 Focus Portfolio.................. $    2,748,283 $  (6,282,653)
Prudential Diversified Conservative Growth Portfolio....... $    2,283,479 $(102,150,559)
Davis Value Portfolio...................................... $      821,085 $  (4,600,611)
AllianceBernstein VPS Large Cap Growth Portfolio Class B... $      547,126 $    (743,163)
Prudential SP Davis Value Portfolio........................ $    4,303,458 $ (18,521,224)
Prudential SP Small Cap Value Portfolio.................... $    3,818,403 $ (16,522,629)
Prudential SP PIMCO Total Return Portfolio................. $   36,930,781 $(448,947,652)
Prudential SP PIMCO High Yield Portfolio................... $    6,333,556 $(144,669,275)
Janus Aspen Janus Portfolio - Service Shares............... $      650,676 $  (2,332,883)
Prudential SP Strategic Partners Focused Growth Portfolio.. $    1,528,963 $  (3,819,538)
Prudential SP Mid Cap Growth Portfolio..................... $    1,716,350 $  (7,681,908)
SP Prudential U.S. Emerging Growth Portfolio............... $    3,610,189 $ (14,384,515)
Prudential SP Conservative Asset Allocation Portfolio...... $   13,960,654 $(471,881,021)
Prudential SP Balanced Asset Allocation Portfolio.......... $   10,368,692 $(897,824,991)
Prudential SP Growth Asset Allocation Portfolio............ $    6,124,273 $ (80,831,401)
Prudential SP Aggressive Growth Asset Allocation Portfolio. $      831,398 $ (90,306,867)
Prudential SP International Growth Portfolio............... $    3,788,837 $  (9,528,197)
Prudential SP International Value Portfolio................ $    3,352,208 $ (10,140,827)
Evergreen VA Diversified Capital Builder Fund.............. $       77,590 $    (122,024)
Evergreen VA Growth Fund................................... $       20,114 $    (192,397)
Evergreen VA Omega Fund.................................... $       29,067 $    (354,301)
Evergreen VA Special Values Fund........................... $       63,589 $    (254,600)
Evergreen VA International Equity Fund..................... $       39,408 $    (171,759)
Evergreen VA Fundamental Large Cap Fund.................... $       30,352 $    (848,160)
AST AllianceBernstein Growth & Income Portfolio............ $   12,881,501 $  (2,918,963)
AST American Century Income & Growth Portfolio............. $    8,327,462 $  (2,488,296)
AST Schroders Multi-Asset World Strategies Portfolio....... $  185,514,270 $ (11,503,274)
AST Cohen & Steers Realty Portfolio........................ $    6,390,452 $  (3,060,876)
AST UBS Dynamic Alpha Portfolio............................ $  180,182,873 $ (51,517,575)
AST DeAM Large-Cap Value Portfolio......................... $    4,285,851 $  (1,663,522)
AST Neuberger Berman Small-Cap Growth Portfolio............ $    4,231,827 $  (1,466,013)
AST High Yield Portfolio................................... $   13,808,812 $  (4,245,478)
AST Federated Aggressive Growth Portfolio.................. $    7,353,979 $  (2,284,631)
AST Mid-Cap Value Portfolio................................ $    4,248,352 $  (1,400,110)
AST Small-Cap Value Portfolio.............................. $    5,605,453 $  (2,633,416)
AST Goldman Sachs Concentrated Growth Portfolio............ $   21,992,725 $  (5,059,822)
AST Goldman Sachs Mid-Cap Growth Portfolio................. $   20,317,745 $  (3,619,488)
AST Large-Cap Value Portfolio.............................. $    7,649,985 $  (8,962,402)
AST Lord Abbett Bond-Debenture Portfolio................... $   11,946,217 $  (4,774,490)
AST Marsico Capital Growth Portfolio....................... $   14,259,018 $  (7,837,143)
AST MFS Growth Portfolio................................... $    4,725,947 $  (2,343,972)
AST Neuberger Berman Mid-Cap Growth Portfolio.............. $    9,490,517 $  (4,309,823)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio........... $   13,838,239 $  (3,281,192)
AST PIMCO Limited Maturity Bond Portfolio.................. $   31,984,691 $ (17,185,887)
AST AllianceBernstein Core Value Portfolio................. $   10,903,921 $  (1,791,134)
AST QMA US Equity Alpha Portfolio.......................... $    2,670,703 $  (1,110,793)
AST T. Rowe Price Natural Resources Portfolio.............. $   48,087,637 $ (17,616,753)
AST T. Rowe Price Asset Allocation Portfolio............... $  280,725,663 $ (51,600,155)
AST MFS Global Equity Portfolio............................ $    9,426,432 $  (2,226,095)
AST JPMorgan International Equity Portfolio................ $   19,398,370 $  (3,837,099)
AST T. Rowe Price Global Bond Portfolio.................... $   13,771,610 $  (8,446,909)
AST Aggressive Asset Allocation Portfolio.................. $  102,413,175 $ (12,846,851)
AST Capital Growth Asset Allocation Portfolio.............. $  704,591,533 $(155,256,170)
AST Academic Strategies Asset Allocation Portfolio......... $  442,537,109 $(143,111,889)
AST Balanced Asset Allocation Portfolio.................... $1,469,093,195 $(137,536,345)
AST Preservation Asset Allocation Portfolio................ $  943,541,792 $ (93,896,581)
AST First Trust Balanced Target Portfolio.................. $  187,302,846 $ (40,230,107)
AST First Trust Capital Appreciation Target Portfolio...... $  316,567,392 $ (48,369,287)
AST Advanced Strategies Portfolio.......................... $  271,898,900 $ (64,186,261)
AST T. Rowe Price Large-Cap Growth Portfolio............... $   23,471,112 $  (9,010,790)

                                      A61

                                                              PURCHASES        SALES
                                                             ------------ ---------------
AST Money Market Portfolio.................................. $ 88,574,020 $   (84,863,182)
AST Small-Cap Growth Portfolio.............................. $  5,602,153 $    (4,441,988)
AST PIMCO Total Return Bond Portfolio....................... $518,777,511 $   (17,208,866)
AST International Value Portfolio........................... $  6,174,963 $    (1,581,757)
AST International Growth Portfolio.......................... $  6,565,319 $    (1,637,355)
AST Western Asset Core Plus Bond Portfolio.................. $ 35,461,143 $    (3,842,335)
Gartmore NVIT Developing Markets Fund....................... $  7,169,707 $    (3,579,654)
AST Investment Grade Bond Portfolio......................... $565,669,024 $(1,058,963,725)
AST Bond Portfolio 2018..................................... $ 28,911,404 $   (27,845,189)
AST Bond Portfolio 2019..................................... $ 20,060,296 $   (22,236,027)
AST Global Real Estate Portfolio............................ $  2,758,601 $      (326,887)
AST Parametric Emerging Markets Equity Portfolio............ $ 23,401,696 $    (1,791,228)
AST Focus Four Plus Portfolio............................... $ 49,142,177 $   (60,823,697)
Franklin Templeton VIP Founding Funds Allocation Fund....... $195,972,888 $   (17,893,760)
AST Goldman Sachs Small-Cap Value Portfolio................. $  8,777,433 $      (828,159)
AST CLS Growth Asset Allocation Portfolio................... $145,595,940 $   (12,499,579)
AST CLS Moderate Asset Allocation Portfolio................. $177,893,886 $   (14,798,046)
AST Horizon Growth Asset Allocation Portfolio............... $106,658,101 $    (7,791,548)
AST Horizon Moderate Asset Allocation Portfolio............. $143,341,493 $   (11,456,348)
AST Niemann Capital Growth Asset Allocation Portfolio....... $ 53,025,192 $    (6,074,189)
ProFund VP Consumer Services................................ $     24,069 $       (19,559)
ProFund VP Consumer Goods Portfolio......................... $     90,114 $       (81,317)
ProFund VP Financials....................................... $    816,543 $      (336,332)
ProFund VP Health Care...................................... $    427,954 $      (258,967)
ProFund VP Industrials...................................... $    122,070 $       (87,406)
ProFund VP Mid-Cap Growth................................... $    336,312 $      (289,180)
ProFund VP Mid-Cap Value.................................... $    223,734 $      (111,808)
ProFund VP Real Estate...................................... $    488,736 $      (143,316)
ProFund VP Small-Cap Growth................................. $    294,833 $      (197,612)
ProFund VP Small-Cap Value.................................. $    198,092 $       (46,691)
ProFund VP Telecommunications............................... $    132,876 $       (60,376)
ProFund VP Utilities........................................ $    295,117 $       (81,054)
ProFund VP Large-Cap Growth................................. $    584,661 $      (135,206)
ProFund VP Large-Cap Value.................................. $    412,070 $      (126,429)
AST Jennison Large-Cap Value Portfolio...................... $    529,530 $       (50,790)
AST Jennison Large-Cap Growth Portfolio..................... $    244,308 $          (224)
Credit Suisse Trust International Equity Flex III Portfolio. $  9,683,815 $       (74,804)
AST Bond Portfolio 2020..................................... $  3,245,720 $    (2,209,251)

NOTE 6: RELATED PARTY TRANSACTIONS

        PFI and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative, and customer service functions.

        The Series Funds have management agreements with Prudential Investment LLC ("PI") and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund.

                                      A62

        The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of the Series Funds.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  -------- ---------- -----------------  ------------------
                                            PRUDENTIAL MONEY MARKET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2009  193,139 $1.03827 to  $10.51904 $228,214   0.44%    1.00%  to   2.10%   -1.91% to   -0.60%
December 31, 2008  322,560 $1.05484 to  $10.69759 $382,009   2.58%    1.00%  to   2.45%    0.19% to    1.63%
December 31, 2007  244,095 $1.04749 to  $10.66982 $291,003   4.93%    1.00%  to   2.20%    2.79% to    3.63%
December 31, 2006  223,442 $1.01572 to  $10.36025 $258,478   4.67%    1.35%  to   2.00%    2.67% to    3.35%
December 31, 2005  183,246 $0.98795 to  $ 1.26691 $209,879   2.84%    1.35%  to   2.00%    0.88% to    1.54%

                                          PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2009  127,376 $1.61669 to  $ 1.94392 $247,133   4.69%    1.35%  to   1.65%   18.56% to   18.91%
December 31, 2008  144,786 $1.36361 to  $ 1.63556 $236,342   5.11%    1.35%  to   1.65%   -5.02% to   -4.74%
December 31, 2007  177,980 $1.43562 to  $ 1.71791 $305,167   5.00%    1.35%  to   1.65%    4.00% to    4.31%
December 31, 2006  203,399 $1.38043 to  $ 1.64793 $334,597   4.86%    1.35%  to   1.65%    3.28% to    3.59%
December 31, 2005  241,749 $1.33655 to  $ 1.59160 $384,058   5.25%    1.35%  to   1.65%    1.61% to    1.91%

                                               PRUDENTIAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2009  137,058 $1.10036 to  $ 1.86775 $236,025   1.60%    1.35%  to   2.00%   35.47% to   36.32%
December 31, 2008  155,514 $0.80955 to  $ 1.37073 $197,063   1.44%    1.35%  to   2.00%  -39.37% to  -38.98%
December 31, 2007  183,783 $1.33060 to  $ 2.24766 $382,486   1.01%    1.35%  to   2.00%    7.17% to    7.86%
December 31, 2006  215,288 $1.23731 to  $ 2.08496 $417,027   1.04%    1.35%  to   2.00%   10.37% to   11.08%
December 31, 2005  249,850 $1.11720 to  $ 1.87806 $438,393   0.96%    1.35%  to   2.00%    9.29% to    9.98%

                                          PRUDENTIAL FLEXIBLE MANAGED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2009    9,162 $1.68077 to  $ 1.68077 $ 15,399   3.51%    1.40%  to   1.40%   18.30% to   18.30%
December 31, 2008   10,713 $1.42078 to  $ 1.42078 $ 15,220   2.99%    1.40%  to   1.40%  -25.86% to  -25.86%
December 31, 2007   13,097 $1.91640 to  $ 1.91640 $ 25,100   2.25%    1.40%  to   1.40%    4.89% to    4.89%
December 31, 2006   15,163 $1.82712 to  $ 1.82712 $ 27,704   2.03%    1.40%  to   1.40%   10.62% to   10.62%
December 31, 2005   17,773 $1.65164 to  $ 1.65164 $ 29,354   2.01%    1.40%  to   1.40%    2.73% to    2.73%

                                       PRUDENTIAL CONSERVATIVE BALANCED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2009   14,098 $1.68120 to  $ 1.68120 $ 23,701   3.77%    1.40%  to   1.40%   18.36% to   18.36%
December 31, 2008   16,534 $1.42042 to  $ 1.42042 $ 23,485   3.49%    1.40%  to   1.40%  -22.49% to  -22.49%
December 31, 2007   20,216 $1.83259 to  $ 1.83259 $ 37,048   2.81%    1.40%  to   1.40%    4.65% to    4.65%
December 31, 2006   23,410 $1.75118 to  $ 1.75118 $ 40,995   2.65%    1.40%  to   1.40%    8.91% to    8.91%
December 31, 2005   28,153 $1.60793 to  $ 1.60793 $ 45,268   2.44%    1.40%  to   1.40%    2.01% to    2.01%

                                      A63

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  -------- ---------- -----------------  ------------------
                                               PRUDENTIAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2009  112,546 $1.22726 to  $10.34659 $228,866   2.07%    1.35%  to   2.00%   38.67% to   40.04%
December 31, 2008  129,517 $0.88118 to  $ 1.71665 $188,188   1.86%    1.35%  to   2.00%  -43.43% to  -43.07%
December 31, 2007  158,069 $1.55562 to  $ 3.01663 $400,689   1.31%    1.35%  to   2.00%    1.15% to    1.81%
December 31, 2006  186,033 $1.53477 to  $ 2.96458 $465,824   1.44%    1.35%  to   2.00%   17.60% to   18.35%
December 31, 2005  196,035 $1.30259 to  $ 2.50630 $426,327   1.37%    1.35%  to   2.00%   14.39% to   15.11%

                                          PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2009   77,867 $1.50037 to  $10.36252 $250,477   5.55%    1.35%  to   2.00%    3.33% to   45.21%
December 31, 2008   74,439 $1.03639 to  $ 1.28867 $ 95,747   8.53%    1.35%  to   1.65%  -23.54% to  -23.32%
December 31, 2007   95,300 $1.35549 to  $ 1.68122 $159,924   7.01%    1.35%  to   1.65%    0.96% to    1.26%
December 31, 2006  111,866 $1.34263 to  $ 1.66129 $185,506   7.73%    1.35%  to   1.65%    8.44% to    8.77%
December 31, 2005  133,431 $1.23810 to  $ 1.52788 $203,527   6.74%    1.35%  to   1.65%    1.74% to    2.01%

                                         PRUDENTIAL NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2009    1,900 $7.38206 to  $ 7.38206 $ 14,027   0.72%    1.40%  to   1.40%   74.66% to   74.66%
December 31, 2008    2,069 $4.22664 to  $ 4.22664 $  8,745   0.79%    1.40%  to   1.40%  -53.65% to  -53.65%
December 31, 2007    2,521 $9.11983 to  $ 9.11983 $ 22,994   0.60%    1.40%  to   1.40%   46.23% to   46.23%
December 31, 2006    2,954 $6.23651 to  $ 6.23651 $ 18,425   1.93%    1.40%  to   1.40%   20.51% to   20.51%
December 31, 2005    3,343 $5.17504 to  $ 5.17504 $ 17,303   0.00%    1.40%  to   1.40%   53.76% to   53.76%

                                            PRUDENTIAL STOCK INDEX PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2009  224,226 $0.76501 to  $ 1.73514 $319,014   2.82%    1.35%  to   2.00%   23.61% to   24.41%
December 31, 2008  252,566 $0.61713 to  $ 1.39552 $288,792   2.26%    1.35%  to   2.00%  -38.18% to  -37.77%
December 31, 2007  299,309 $0.99525 to  $ 2.24407 $551,545   1.51%    1.35%  to   2.00%    3.03% to    3.69%
December 31, 2006  353,178 $0.96309 to  $ 2.16530 $631,250   1.56%    1.35%  to   2.00%   13.28% to   14.02%
December 31, 2005  407,098 $0.84766 to  $ 1.90012 $645,583   1.47%    1.35%  to   2.00%    2.50% to    3.14%

                                               PRUDENTIAL GLOBAL PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2009   51,131 $0.78450 to  $ 1.69810 $ 74,998   2.91%    1.35%  to   2.00%   28.83% to   29.64%
December 31, 2008   57,722 $0.60723 to  $ 1.31055 $ 65,031   1.82%    1.35%  to   2.00%  -44.04% to  -43.68%
December 31, 2007   67,856 $1.08191 to  $ 2.32839 $135,883   1.05%    1.35%  to   2.00%    8.30% to    9.00%
December 31, 2006   76,284 $0.99602 to  $ 2.13726 $140,710   0.65%    1.35%  to   2.00%   17.31% to   18.05%
December 31, 2005   83,554 $0.84666 to  $ 1.81132 $131,804   0.61%    1.35%  to   2.00%   13.80% to   14.53%

                                              PRUDENTIAL JENNISON PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2009  193,983 $0.66114 to  $ 1.91072 $302,738   0.68%    1.35%  to   2.00%   40.23% to   41.12%
December 31, 2008  223,476 $0.47008 to  $ 1.35460 $246,262   0.52%    1.35%  to   2.00%  -38.51% to  -38.11%
December 31, 2007  269,108 $0.76233 to  $ 2.19002 $479,398   0.28%    1.35%  to   2.00%    9.79% to   10.50%
December 31, 2006  323,560 $0.69237 to  $ 1.98290 $525,273   0.28%    1.35%  to   2.00%   -0.20% to    0.44%
December 31, 2005  372,673 $0.69178 to  $ 1.97537 $609,136   0.10%    1.35%  to   2.00%   12.31% to   13.05%

                                     PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2009   24,533 $1.71932 to  $ 2.58701 $ 55,161   1.86%    1.35%  to   1.65%   23.16% to   23.51%
December 31, 2008   28,369 $1.39606 to  $ 2.09568 $ 51,677   1.16%    1.35%  to   1.65%  -32.16% to  -31.96%
December 31, 2007   35,286 $2.05789 to  $ 3.08163 $ 94,435   0.55%    1.35%  to   1.65%   -2.16% to   -1.86%
December 31, 2006   43,383 $2.10323 to  $ 3.14174 $118,332   0.56%    1.35%  to   1.65%   12.81% to   13.15%
December 31, 2005   50,766 $1.86435 to  $ 2.77814 $122,366   0.59%    1.35%  to   1.65%    5.52% to    5.83%

                                       T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2009   19,690 $0.96293 to  $ 1.30828 $ 25,610   2.73%    1.35%  to   1.65%   49.91% to   50.37%
December 31, 2008   21,047 $0.64232 to  $ 0.87049 $ 18,227   1.89%    1.35%  to   1.65%  -49.54% to  -49.39%
December 31, 2007   24,452 $1.27297 to  $ 1.72087 $ 41,885   1.33%    1.35%  to   1.65%   11.19% to   11.52%
December 31, 2006   29,145 $1.14486 to  $ 1.54392 $ 44,784   1.16%    1.35%  to   1.65%   17.17% to   17.51%
December 31, 2005   31,879 $0.97711 to  $ 1.31451 $ 41,741   1.57%    1.35%  to   1.65%   14.16% to   14.49%

                                          T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2009   38,561 $1.21705 to  $ 1.87780 $ 71,894   2.00%    1.35%  to   1.65%   23.56% to   23.93%
December 31, 2008   43,431 $0.98503 to  $ 1.51606 $ 65,377   2.30%    1.35%  to   1.65%  -37.15% to  -36.96%
December 31, 2007   52,567 $1.56731 to  $ 2.40627 $125,668   1.67%    1.35%  to   1.65%    1.58% to    1.88%
December 31, 2006   63,395 $1.54295 to  $ 2.36313 $148,936   1.55%    1.35%  to   1.65%   17.03% to   17.39%
December 31, 2005   75,165 $1.31837 to  $ 2.01408 $150,483   1.54%    1.35%  to   1.65%    2.23% to    2.54%

                                      A64

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- --------------------  -------- ---------- -----------------  ------------------
                                      PREMIER VIT OPCAP MANAGED PORTFOLIO CLASS 1
                   -------------------------------------------------------------------------------------
December 31, 2009   54,213 $1.01532 to  $1.47202 $ 79,778   2.44%    1.35%  to   1.65%   21.17% to   21.53%
December 31, 2008   62,795 $0.83791 to  $1.21179 $ 76,068   3.15%    1.35%  to   1.65%  -29.98% to  -29.77%
December 31, 2007   76,643 $1.19659 to  $1.72622 $132,249   2.18%    1.35%  to   1.65%    1.26% to    1.56%
December 31, 2006   91,386 $1.18165 to  $1.70043 $155,331   1.81%    1.35%  to   1.65%    7.87% to    8.20%
December 31, 2005  110,586 $1.09540 to  $1.57237 $173,819   1.23%    1.35%  to   1.65%    3.58% to    3.89%

                                      PREMIER VIT NACM SMALL CAP PORTFOLIO CLASS 1
                   -------------------------------------------------------------------------------------
December 31, 2009   18,642 $1.53637 to  $1.66044 $ 30,935   0.05%    1.35%  to   1.65%   13.70% to   14.04%
December 31, 2008   20,849 $1.35126 to  $1.45680 $ 30,355   0.00%    1.35%  to   1.65%  -42.58% to  -42.41%
December 31, 2007   25,325 $2.35334 to  $2.53111 $ 64,058   0.00%    1.35%  to   1.65%   -1.06% to   -0.77%
December 31, 2006   31,549 $2.37865 to  $2.55214 $ 80,472   0.00%    1.35%  to   1.65%   22.07% to   22.43%
December 31, 2005   37,521 $1.94860 to  $2.08553 $ 78,204   0.00%    1.35%  to   1.65%   -1.56% to   -1.27%

                                               AIM V.I. CORE EQUITY FUND
                   -------------------------------------------------------------------------------------
December 31, 2009   64,231 $0.88500 to  $1.67706 $106,158   1.83%    1.35%  to   1.65%   26.20% to   26.61%
December 31, 2008   72,675 $0.70126 to  $1.32547 $ 95,030   2.04%    1.35%  to   1.65%  -31.28% to  -31.08%
December 31, 2007   87,692 $1.02044 to  $1.92405 $166,656   1.04%    1.35%  to   1.65%    6.35% to    6.66%
December 31, 2006  105,519 $0.95952 to  $1.80467 $188,149   0.67%    1.35%  to   1.65%   14.81% to   15.16%
December 31, 2005   48,775 $0.83573 to  $1.56803 $ 75,486   1.43%    1.35%  to   1.65%    3.61% to    3.91%

                                   JANUS ASPEN JANUS PORTFOLIO - INSTITUTIONAL SHARES
                   -------------------------------------------------------------------------------------
December 31, 2009   45,286 $0.69604 to  $1.44140 $ 64,093   0.53%    1.35%  to   1.65%   34.14% to   34.54%
December 31, 2008   51,812 $0.51888 to  $1.07198 $ 54,523   0.73%    1.35%  to   1.65%  -40.70% to  -40.53%
December 31, 2007   61,484 $0.87503 to  $1.80324 $109,043   0.70%    1.35%  to   1.65%   13.21% to   13.55%
December 31, 2006   73,096 $0.77290 to  $1.58878 $114,155   0.47%    1.35%  to   1.65%    9.57% to    9.91%
December 31, 2005   88,674 $0.70539 to  $1.44650 $126,204   0.33%    1.35%  to   1.65%    2.60% to    2.90%

                                 JANUS ASPEN OVERSEAS PORTFOLIO - INSTITUTIONAL SHARES
                   -------------------------------------------------------------------------------------
December 31, 2009   42,555 $2.04970 to  $3.68158 $154,549   0.56%    1.35%  to   1.65%   76.64% to   77.17%
December 31, 2008   48,523 $1.16037 to  $2.07911 $ 99,657   1.20%    1.35%  to   1.65%  -52.89% to  -52.75%
December 31, 2007   58,643 $2.46327 to  $4.40276 $254,812   0.61%    1.35%  to   1.65%   26.22% to   26.60%
December 31, 2006   70,571 $1.95154 to  $3.47954 $242,355   1.95%    1.35%  to   1.65%   44.65% to   45.08%
December 31, 2005   81,367 $1.34919 to  $2.39973 $192,824   1.20%    1.35%  to   1.65%   30.16% to   30.54%

                                        MFS VIT RESEARCH SERIES - INITIAL CLASS
                   -------------------------------------------------------------------------------------
December 31, 2009   13,511 $0.89726 to  $1.44843 $ 19,464   1.49%    1.35%  to   1.65%   28.43% to   28.80%
December 31, 2008   15,464 $0.69863 to  $1.12501 $ 17,310   0.54%    1.35%  to   1.65%  -37.13% to  -36.94%
December 31, 2007   18,594 $1.11117 to  $1.78496 $ 33,009   0.72%    1.35%  to   1.65%   11.36% to   11.69%
December 31, 2006   22,867 $0.99783 to  $1.59906 $ 36,354   0.52%    1.35%  to   1.65%    8.69% to    8.99%
December 31, 2005   27,680 $0.91808 to  $1.46772 $ 40,404   0.49%    1.35%  to   1.65%    6.06% to    6.37%

                                         MFS VIT GROWTH SERIES - INITIAL CLASS
                   -------------------------------------------------------------------------------------
December 31, 2009   40,132 $0.79756 to  $1.48114 $ 59,016   0.32%    1.35%  to   1.65%   35.43% to   35.83%
December 31, 2008   45,316 $0.58889 to  $1.09086 $ 49,106   0.23%    1.35%  to   1.65%  -38.43% to  -38.25%
December 31, 2007   54,292 $0.95653 to  $1.76744 $ 95,336   0.00%    1.35%  to   1.65%   19.20% to   19.55%
December 31, 2006   66,215 $0.80244 to  $1.47914 $ 97,350   0.00%    1.35%  to   1.65%    6.16% to    6.45%
December 31, 2005   80,363 $0.75590 to  $1.39011 $111,071   0.00%    1.35%  to   1.65%    7.43% to    7.75%

                   CREDIT SUISSE TRUST INTERNATIONAL EQUITY FLEX II PORTFOLIO (EXPIRED DECEMBER 11, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2009        0 $0.00000 to  $0.00000 $      0   2.55%    1.35%  to   1.65%   30.80% to   31.16%
December 31, 2008   11,498 $0.53763 to  $0.71365 $  8,187   1.76%    1.35%  to   1.65%  -47.62% to  -47.46%
December 31, 2007   13,308 $1.02639 to  $1.35908 $ 18,050   0.00%    1.35%  to   1.65%   -5.52% to   -5.24%
December 31, 2006   15,776 $1.08635 to  $1.43500 $ 22,593   0.00%    1.35%  to   1.65%   11.39% to   11.70%
December 31, 2005   19,130 $0.97531 to  $1.28530 $ 24,548   0.00%    1.35%  to   1.65%   14.26% to   14.59%

                                             AMERICAN CENTURY VP VALUE FUND
                   -------------------------------------------------------------------------------------
December 31, 2009   15,043 $1.47454 to  $1.77852 $ 26,635   5.79%    1.35%  to   1.65%   17.93% to   18.27%
December 31, 2008   17,240 $1.25041 to  $1.50461 $ 25,826   2.56%    1.35%  to   1.65%  -27.97% to  -27.75%
December 31, 2007   21,699 $1.73593 to  $2.08379 $ 44,987   1.66%    1.35%  to   1.65%   -6.68% to   -6.41%
December 31, 2006   26,126 $1.86028 to  $2.22761 $ 57,938   1.42%    1.35%  to   1.65%   16.73% to   17.08%
December 31, 2005   30,623 $1.59361 to  $1.90364 $ 58,037   0.90%    1.35%  to   1.65%    3.33% to    3.63%

                                      A65

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  -------- ---------- -----------------  ------------------
                                      FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND
                   --------------------------------------------------------------------------------------
December 31, 2009   17,918 $0.87224 to  $ 1.50320 $ 26,268   0.00%    1.35%  to   1.65%   41.25% to   41.68%
December 31, 2008   19,232 $0.61753 to  $ 1.06167 $ 19,939   0.00%    1.35%  to   1.65%  -43.43% to  -43.26%
December 31, 2007   22,773 $1.09168 to  $ 1.87203 $ 41,618   0.00%    1.35%  to   1.65%    9.41% to    9.75%
December 31, 2006   27,564 $0.99775 to  $ 1.70655 $ 45,925   0.00%    1.35%  to   1.65%    6.93% to    7.25%
December 31, 2005   33,253 $0.93308 to  $ 1.59202 $ 51,693   0.00%    1.35%  to   1.65%    3.08% to    3.40%

                                        PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2009   35,692 $1.56131 to  $ 1.64969 $ 58,835   0.48%    1.35%  to   1.65%   55.28% to   55.73%
December 31, 2008   38,183 $1.00550 to  $ 1.05981 $ 40,440   0.56%    1.35%  to   1.65%  -40.14% to  -39.96%
December 31, 2007   44,588 $1.67967 to  $ 1.76615 $ 78,700   0.56%    1.35%  to   1.65%    8.79% to    9.12%
December 31, 2006   52,651 $1.54401 to  $ 1.61949 $ 85,221   0.40%    1.35%  to   1.65%   12.28% to   12.61%
December 31, 2005   52,853 $1.37511 to  $ 1.43892 $ 76,014   0.24%    1.35%  to   1.65%   19.62% to   19.98%

                    PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (EXPIRED NOVEMBER 20, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2009        0 $0.00000 to  $ 0.00000 $      0   4.12%    1.35%  to   1.65%   25.90% to   26.23%
December 31, 2008   69,129 $1.12804 to  $ 1.15893 $ 79,508   3.90%    1.35%  to   1.65%  -22.83% to  -22.60%
December 31, 2007   81,708 $1.46175 to  $ 1.49727 $121,479   3.29%    1.35%  to   1.65%    4.18% to    4.50%
December 31, 2006   92,717 $1.40304 to  $ 1.43284 $131,993   3.32%    1.35%  to   1.65%    5.19% to    5.51%
December 31, 2005  106,144 $1.33377 to  $ 1.35805 $143,304   3.13%    1.35%  to   1.65%    5.30% to    5.62%

                                                  DAVIS VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2009   34,701 $0.96368 to  $ 0.99157 $ 34,218   0.88%    1.35%  to   1.65%   29.03% to   29.41%
December 31, 2008   39,032 $0.74684 to  $ 0.76620 $ 29,758   0.93%    1.35%  to   1.65%  -41.30% to  -41.12%
December 31, 2007   48,817 $1.27220 to  $ 1.30132 $ 63,255   1.06%    1.35%  to   1.65%    2.92% to    3.24%
December 31, 2006   57,391 $1.23605 to  $ 1.26051 $ 72,077   0.76%    1.35%  to   1.65%   13.13% to   13.48%
December 31, 2005   61,958 $1.09258 to  $ 1.11081 $ 68,608   0.95%    1.35%  to   1.65%    7.67% to    7.99%

                                ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO CLASS B
                   --------------------------------------------------------------------------------------
December 31, 2009    9,659 $0.56193 to  $ 0.57885 $  5,555   0.00%    1.35%  to   1.65%   34.88% to   35.31%
December 31, 2008   10,045 $0.41663 to  $ 0.42781 $  4,273   0.00%    1.35%  to   1.65%  -40.80% to  -40.62%
December 31, 2007   11,891 $0.70378 to  $ 0.72051 $  8,527   0.00%    1.35%  to   1.65%   11.76% to   12.10%
December 31, 2006   15,195 $0.62974 to  $ 0.64277 $  9,727   0.00%    1.35%  to   1.65%   -2.26% to   -1.95%
December 31, 2005   17,225 $0.64427 to  $ 0.65558 $ 11,255   0.00%    1.35%  to   1.65%   12.98% to   13.30%

                                           PRUDENTIAL SP DAVIS VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2009  113,739 $0.99404 to  $ 1.34344 $134,636   1.61%    1.40%  to   2.00%   28.70% to   29.46%
December 31, 2008  126,902 $0.77014 to  $ 1.03785 $115,973   1.48%    1.40%  to   2.00%  -41.06% to  -40.71%
December 31, 2007  148,469 $1.30281 to  $ 1.75049 $228,363   0.77%    1.40%  to   2.00%    2.52% to    3.13%
December 31, 2006  168,113 $1.26697 to  $ 1.69738 $250,553   0.82%    1.40%  to   2.00%   12.78% to   13.45%
December 31, 2005  185,836 $1.12018 to  $ 1.49631 $243,820   0.92%    1.40%  to   2.00%    7.38% to    8.02%

                                         PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2009   84,747 $1.15021 to  $ 1.50448 $119,017   1.52%    1.35%  to   2.00%   28.23% to   29.05%
December 31, 2008   94,790 $0.89606 to  $ 1.16633 $103,259   1.11%    1.35%  to   2.00%  -31.87% to  -31.43%
December 31, 2007  113,884 $1.31385 to  $ 1.70189 $181,132   0.71%    1.35%  to   2.00%   -5.53% to   -4.92%
December 31, 2006  132,316 $1.38934 to  $ 1.79078 $221,323   0.54%    1.35%  to   2.00%   12.36% to   13.08%
December 31, 2005  151,550 $1.23523 to  $ 1.58443 $224,147   0.52%    1.35%  to   2.00%    2.57% to    3.22%

                          PRUDENTIAL SP PIMCO TOTAL RETURN PORTFOLIO (EXPIRED DECEMBER 4, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2009        0 $0.00000 to  $ 0.00000 $      0   3.56%    1.35%  to   2.00%   12.11% to   12.73%
December 31, 2008  291,243 $1.11953 to  $10.76672 $366,115   5.03%    1.35%  to   2.15%   -2.30% to   -1.52%
December 31, 2007  332,989 $1.14412 to  $ 1.46251 $425,871   4.33%    1.35%  to   2.00%    7.29% to    7.97%
December 31, 2006  361,785 $1.06640 to  $10.22328 $430,529   4.22%    1.35%  to   2.50%    1.16% to    2.30%
December 31, 2005  398,806 $1.04909 to  $ 1.32513 $466,974   4.71%    1.35%  to   2.00%    0.37% to    1.03%

                          PRUDENTIAL SP PIMCO HIGH YIELD PORTFOLIO (EXPIRED NOVEMBER 13, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2009        0 $0.00000 to  $ 0.00000 $      0   6.57%    1.40%  to   2.00%   37.04% to   37.76%
December 31, 2008   95,717 $0.94423 to  $ 1.11527 $101,735   8.07%    1.40%  to   2.00%  -26.97% to  -26.53%
December 31, 2007  117,649 $1.29298 to  $10.91469 $170,618   6.99%    1.40%  to   2.45%    1.30% to    2.36%
December 31, 2006  130,998 $1.27068 to  $ 1.48318 $186,032   7.32%    1.40%  to   2.00%    7.35% to    8.02%
December 31, 2005  145,355 $1.18368 to  $ 1.37312 $191,575   6.47%    1.40%  to   2.00%    2.01% to    2.61%

                                      A66

                                AT YEAR ENDED                               FOR YEAR ENDED
                   ----------------------------------------  -----------------------------------------------
                                                     NET     INVESTMENT
                   UNITS        UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST      (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  ---------- ---------- -----------------  ------------------
                                       JANUS ASPEN JANUS PORTFOLIO - SERVICE SHARES
                   ----------------------------------------------------------------------------------------
December 31, 2009   16,117 $0.58350 to  $ 1.29652 $   14,998   0.39%    1.40%  to   2.00%   33.34% to   34.14%
December 31, 2008   18,115 $0.43625 to  $ 0.96655 $   12,589   0.58%    1.40%  to   2.00%  -41.05% to  -40.70%
December 31, 2007   20,946 $0.73781 to  $ 1.62992 $   24,219   0.58%    1.40%  to   2.00%   12.54% to   13.21%
December 31, 2006   22,671 $0.65369 to  $ 1.43985 $   22,717   0.28%    1.40%  to   2.00%    8.96% to    9.60%
December 31, 2005   24,175 $0.59821 to  $ 1.31370 $   21,744   0.13%    1.40%  to   2.00%    1.98% to    2.59%

                                 PRUDENTIAL SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2009   18,224 $0.70125 to  $ 1.42108 $   19,363   0.00%    1.35%  to   2.00%   41.31% to   42.22%
December 31, 2008   20,787 $0.49478 to  $ 0.99972 $   15,423   0.00%    1.35%  to   2.00%  -39.63% to  -39.24%
December 31, 2007   24,365 $0.81707 to  $ 1.64616 $   29,675   0.00%    1.35%  to   2.00%   12.96% to   13.69%
December 31, 2006   28,857 $0.72113 to  $ 1.44859 $   30,789   0.00%    1.35%  to   2.00%   -2.61% to   -1.98%
December 31, 2005   29,854 $0.73825 to  $ 1.47863 $   32,170   0.00%    1.35%  to   2.00%   12.89% to   13.61%

                                          PRUDENTIAL SP MID CAP GROWTH PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2009   60,578 $0.53819 to  $ 1.33420 $   54,422   0.00%    1.35%  to   2.00%   28.91% to   29.74%
December 31, 2008   68,431 $0.41627 to  $ 1.02887 $   47,009   0.00%    1.35%  to   2.00%  -43.69% to  -43.34%
December 31, 2007   83,212 $0.73705 to  $ 1.81642 $  100,293   0.21%    1.35%  to   2.00%   13.92% to   14.65%
December 31, 2006   99,310 $0.64505 to  $ 1.58504 $  103,544   0.00%    1.35%  to   2.00%   -3.86% to   -3.25%
December 31, 2005  118,076 $0.66904 to  $ 1.63898 $  124,278   0.00%    1.35%  to   2.00%    3.20% to    3.84%

                                       SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2009   63,068 $0.94298 to  $ 2.08159 $   96,283   0.74%    1.35%  to   2.00%   39.10% to   40.00%
December 31, 2008   71,243 $0.67589 to  $ 1.48767 $   77,729   0.30%    1.35%  to   2.00%  -37.48% to  -37.08%
December 31, 2007   87,699 $1.07786 to  $ 2.36566 $  151,175   0.31%    1.35%  to   2.00%   14.52% to   15.25%
December 31, 2006  103,549 $0.93851 to  $ 2.05363 $  154,141   0.00%    1.35%  to   2.00%    7.44% to    8.13%
December 31, 2005  114,303 $0.87096 to  $ 1.90014 $  156,928   0.00%    1.35%  to   2.00%   15.47% to   16.21%

                     PRUDENTIAL SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO (EXPIRED NOVEMBER 20, 2009)
                   ----------------------------------------------------------------------------------------
December 31, 2009        0 $0.00000 to  $ 0.00000 $        0   3.58%    1.35%  to   2.75%   16.62% to   18.02%
December 31, 2008  284,455 $1.04905 to  $ 9.40041 $  389,810   3.13%    1.35%  to   2.75%  -22.35% to  -21.28%
December 31, 2007  339,433 $1.33711 to  $12.00521 $  578,395   2.96%    1.35%  to   2.75%    6.45% to    7.92%
December 31, 2006  376,140 $1.24325 to  $11.18453 $  592,998   3.48%    1.35%  to   2.75%    5.77% to    7.23%
December 31, 2005  413,947 $1.16340 to  $ 1.27471 $  603,052   1.25%    1.35%  to   2.00%    3.84% to    4.50%

                       PRUDENTIAL SP BALANCED ASSET ALLOCATION PORTFOLIO (EXPIRED NOVEMBER 13, 2009)
                   ----------------------------------------------------------------------------------------
December 31, 2009        0 $0.00000 to  $ 0.00000 $        0   3.03%    1.35%  to   2.75%   18.89% to   20.30%
December 31, 2008  545,598 $0.90418 to  $ 8.71128 $  744,530   2.47%    1.35%  to   2.75%  -30.46% to  -29.50%
December 31, 2007  645,653 $1.28699 to  $12.42389 $1,246,648   2.17%    1.35%  to   2.75%    6.41% to    7.88%
December 31, 2006  710,507 $1.19704 to  $11.57861 $1,280,735   2.60%    1.35%  to   2.75%    7.73% to    9.22%
December 31, 2005  772,289 $1.09974 to  $ 1.38790 $1,263,780   0.81%    1.35%  to   2.00%    5.49% to    6.18%

                                      PRUDENTIAL SP GROWTH ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2009  358,633 $0.93437 to  $ 9.94403 $  636,634   2.20%    1.35%  to   2.75%   22.84% to   24.54%
December 31, 2008  410,509 $0.75284 to  $ 8.02802 $  576,128   1.71%    1.35%  to   2.75%  -38.07% to  -37.21%
December 31, 2007  486,656 $1.20299 to  $12.85451 $1,076,920   1.43%    1.35%  to   2.75%    6.29% to    7.77%
December 31, 2006  550,337 $1.12011 to  $11.99312 $1,137,566   1.88%    1.35%  to   2.75%    9.87% to   11.39%
December 31, 2005  593,163 $1.00920 to  $ 1.48911 $1,099,499   0.50%    1.35%  to   2.00%    7.10% to    7.79%

                      PRUDENTIAL SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO (NOVEMBER 13, 2009)
                   ----------------------------------------------------------------------------------------
December 31, 2009        0 $0.00000 to  $ 0.00000 $        0   1.41%    1.35%  to   2.00%   24.89% to   25.58%
December 31, 2008   73,262 $0.62940 to  $ 1.09146 $   71,930   1.08%    1.35%  to   2.00%  -43.32% to  -42.95%
December 31, 2007   87,310 $1.10722 to  $ 1.91433 $  150,328   0.89%    1.35%  to   2.00%    7.05% to    7.74%
December 31, 2006  100,341 $1.03126 to  $ 1.77768 $  159,375   1.90%    1.35%  to   2.00%   12.04% to   12.76%
December 31, 2005  112,979 $0.91771 to  $ 1.57741 $  159,065   0.16%    1.35%  to   2.00%    8.32% to    9.01%

                                       PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2009   48,242 $0.67634 to  $ 1.66303 $   59,612   2.20%    1.35%  to   2.00%   34.47% to   35.33%
December 31, 2008   54,358 $0.50159 to  $ 1.22951 $   48,943   1.65%    1.35%  to   2.00%  -51.27% to  -50.96%
December 31, 2007   63,064 $1.02639 to  $ 2.50846 $  114,846   0.68%    1.35%  to   2.00%   17.19% to   17.94%
December 31, 2006   67,134 $0.87322 to  $13.26174 $  104,183   1.78%    1.35%  to   2.50%   18.10% to   19.44%
December 31, 2005   65,436 $0.73359 to  $ 1.78245 $   83,908   0.59%    1.35%  to   2.00%   14.11% to   14.85%

                                      A67

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                       PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2009  41,016 $ 0.99108 to  $ 1.72527 $ 57,944   3.14%    1.40%  to   2.00%   29.75% to   30.52%
December 31, 2008  46,484 $ 0.76162 to  $ 1.32501 $ 50,078   2.78%    1.40%  to   2.00%  -45.16% to  -44.83%
December 31, 2007  60,179 $ 1.38459 to  $ 2.40793 $116,626   2.04%    1.40%  to   2.00%   15.75% to   16.44%
December 31, 2006  64,527 $ 1.19259 to  $ 2.07301 $107,561   1.46%    1.40%  to   2.00%   26.57% to   27.32%
December 31, 2005  61,884 $ 0.93945 to  $ 1.63218 $ 80,895   0.42%    1.40%  to   2.00%   11.54% to   12.21%

                                      EVERGREEN VA DIVERSIFIED CAPITAL BUILDER FUND
                   --------------------------------------------------------------------------------------
December 31, 2009     847 $ 0.89271 to  $ 8.50955 $    859   3.03%    1.40%  to   1.85%   37.18% to   38.45%
December 31, 2008     874 $ 0.64479 to  $ 0.74642 $    642   0.00%    1.40%  to   1.85%  -46.50% to  -46.27%
December 31, 2007     940 $ 1.20006 to  $ 1.39050 $  1,290   4.14%    1.40%  to   1.85%    4.73% to    5.21%
December 31, 2006     971 $ 1.14068 to  $ 1.32299 $  1,271   2.47%    1.40%  to   1.85%    7.85% to    8.34%
December 31, 2005   1,017 $ 1.05290 to  $ 1.22238 $  1,234   2.41%    1.40%  to   1.85%    3.37% to    3.83%

                                                EVERGREEN VA GROWTH FUND
                   --------------------------------------------------------------------------------------
December 31, 2009     527 $ 1.11712 to  $ 1.52924 $    788   0.01%    1.40%  to   1.85%   37.24% to   37.84%
December 31, 2008     653 $ 0.81287 to  $ 1.10941 $    710   0.03%    1.40%  to   1.85%  -42.20% to  -41.94%
December 31, 2007     754 $ 1.40419 to  $ 1.91089 $  1,417   0.00%    1.40%  to   1.85%    9.02% to    9.51%
December 31, 2006     805 $ 1.28611 to  $ 1.74499 $  1,386   0.00%    1.40%  to   1.85%    9.02% to    9.51%
December 31, 2005     849 $ 1.17798 to  $ 1.59343 $  1,339   0.00%    1.40%  to   1.85%    4.59% to    5.06%

                                                 EVERGREEN VA OMEGA FUND
                   --------------------------------------------------------------------------------------
December 31, 2009   1,190 $ 1.18075 to  $ 1.70334 $  1,986   1.44%    1.40%  to   1.85%   41.35% to   41.99%
December 31, 2008   1,436 $ 0.83157 to  $ 1.19969 $  1,685   0.00%    1.40%  to   1.85%  -28.52% to  -28.20%
December 31, 2007   1,720 $ 1.15820 to  $ 1.67096 $  2,822   0.53%    1.40%  to   1.85%    9.91% to   10.41%
December 31, 2006   1,986 $ 1.04897 to  $ 1.51345 $  2,962   0.00%    1.40%  to   1.85%    4.10% to    4.56%
December 31, 2005   2,203 $ 1.00323 to  $ 1.44748 $  3,141   0.20%    1.40%  to   1.85%    1.97% to    2.42%

                                            EVERGREEN VA SPECIAL VALUES FUND
                   --------------------------------------------------------------------------------------
December 31, 2009   1,565 $ 1.30838 to  $ 1.53527 $  2,347   0.64%    1.40%  to   1.85%   27.05% to   27.61%
December 31, 2008   1,687 $ 1.02822 to  $ 1.20306 $  1,986   0.99%    1.40%  to   1.85%  -32.55% to  -32.25%
December 31, 2007   2,396 $ 1.52241 to  $ 1.77588 $  4,175   1.43%    1.40%  to   1.85%   -9.21% to   -8.80%
December 31, 2006   2,499 $ 1.67420 to  $ 1.94718 $  4,790   0.79%    1.40%  to   1.85%   19.35% to   19.87%
December 31, 2005   2,586 $ 1.40077 to  $ 1.62435 $  4,152   1.00%    1.40%  to   1.85%    8.75% to    9.24%

                                         EVERGREEN VA INTERNATIONAL EQUITY FUND
                   --------------------------------------------------------------------------------------
December 31, 2009      89 $ 9.58066 to  $12.76496 $  1,114   3.39%    1.40%  to   1.85%   13.28% to   14.34%
December 31, 2008     102 $10.91546 to  $11.16365 $  1,115   0.00%    1.40%  to   1.85%  -42.55% to  -42.30%
December 31, 2007     119 $19.00043 to  $19.34629 $  2,265   2.43%    1.40%  to   1.85%   12.90% to   13.41%
December 31, 2006     130 $16.82933 to  $17.05947 $  2,193   3.79%    1.40%  to   1.85%   20.93% to   21.46%
December 31, 2005     124 $13.91662 to  $14.04482 $  1,730   2.61%    1.40%  to   1.85%   13.90% to   14.40%

                                         EVERGREEN VA FUNDAMENTAL LARGE CAP FUND
                   --------------------------------------------------------------------------------------
December 31, 2009     169 $12.35781 to  $12.69492 $  2,099   1.13%    1.40%  to   1.85%   33.59% to   34.18%
December 31, 2008     246 $ 8.08859 to  $ 9.46109 $  2,293   1.38%    1.40%  to   2.25%  -34.33% to  -33.78%
December 31, 2007     289 $14.03141 to  $14.28687 $  4,082   1.09%    1.40%  to   1.85%    6.31% to    6.79%
December 31, 2006     312 $13.19825 to  $13.37882 $  4,140   1.23%    1.40%  to   1.85%   10.63% to   11.12%
December 31, 2005     344 $11.93001 to  $12.03990 $  4,118   0.98%    1.40%  to   1.85%    7.04% to    7.51%

                       AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009   2,660 $ 6.96102 to  $12.21751 $ 21,591   3.03%    0.95%  to   2.95%   16.39% to   20.67%
December 31, 2008   1,268 $ 6.41698 to  $ 7.21408 $  8,747   1.64%    1.15%  to   2.40%  -42.08% to  -36.88%
December 31, 2007   1,200 $11.34013 to  $12.33375 $ 14,251   1.20%    1.15%  to   2.10%    2.95% to    3.93%
December 31, 2006     587 $11.77136 to  $11.89718 $  6,827   0.47%    1.40%  to   2.00%   14.98% to   15.65%
December 31, 2005     115 $10.23808 to  $10.28681 $  1,177   0.00%    1.40%  to   2.00%    1.83% to    2.31%

                        AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009   1,691 $ 7.27792 to  $12.47459 $ 14,155   2.22%    0.95%  to   2.95%   15.01% to   23.81%
December 31, 2008     873 $ 6.57914 to  $ 7.56473 $  6,322   2.15%    1.00%  to   2.40%  -36.28% to  -30.56%
December 31, 2007     715 $10.76521 to  $11.75498 $  8,119   2.25%    1.15%  to   2.05%   -2.12% to   -1.25%
December 31, 2006     437 $11.80673 to  $11.93304 $  5,128   1.15%    1.40%  to   2.00%   14.57% to   15.25%
December 31, 2005     140 $10.30508 to  $10.35426 $  1,450   0.00%    1.40%  to   2.00%    2.37% to    2.86%

                                      A68

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                     AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009  22,057 $ 9.00260 to  $12.39836 $217,747   0.99%    0.95%  to   2.95%   22.19% to   26.21%
December 31, 2008   3,114 $ 7.13279 to  $ 8.26716 $ 24,553   1.96%    0.95%  to   2.65%  -32.00% to  -27.07%
December 31, 2007   1,579 $10.87140 to  $12.00848 $ 18,235   3.52%    1.00%  to   2.65%    6.09% to    7.67%
December 31, 2006     261 $11.06202 to  $11.18026 $  2,875   1.17%    1.40%  to   2.00%    7.52% to    8.16%
December 31, 2005      87 $10.28803 to  $10.33700 $    900   0.03%    1.40%  to   2.00%    2.45% to    2.94%

                             AST COHEN & STEERS REALTY PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009   1,873 $ 6.56219 to  $14.52687 $ 17,283   2.75%    0.95%  to   2.95%   28.83% to   51.09%
December 31, 2008   1,380 $ 5.02371 to  $ 8.21151 $ 10,255   4.90%    1.00%  to   2.40%  -36.58% to  -35.69%
December 31, 2007   1,384 $ 7.81223 to  $12.82033 $ 16,506   3.58%    1.00%  to   2.50%  -21.90% to  -20.85%
December 31, 2006   1,358 $15.92598 to  $16.23834 $ 21,308   0.84%    1.40%  to   2.50%   33.41% to   34.85%
December 31, 2005     443 $11.98449 to  $12.04155 $  5,325   0.02%    1.40%  to   2.00%   18.11% to   18.67%

                               AST UBS DYNAMIC ALPHA PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009  26,845 $ 9.38319 to  $11.67943 $282,556   0.82%    0.95%  to   2.95%   15.12% to   20.87%
December 31, 2008  12,707 $ 7.82060 to  $ 9.52935 $113,204   0.32%    0.95%  to   2.75%  -21.01% to  -18.39%
December 31, 2007   3,548 $10.39915 to  $11.72906 $ 39,597   1.61%    1.15%  to   2.65%   -0.70% to    0.78%
December 31, 2006     343 $11.54409 to  $11.66754 $  3,891   1.24%    1.40%  to   2.00%    8.97% to    9.61%
December 31, 2005      47 $10.59416 to  $10.64464 $    494   0.00%    1.40%  to   2.00%    5.78% to    6.28%

                              AST DEAM LARGE-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009   1,483 $ 7.11289 to  $12.77034 $ 12,662   0.86%    0.95%  to   2.95%   15.49% to   26.46%
December 31, 2008   1,121 $ 6.32963 to  $ 7.95205 $  8,361   2.41%    1.00%  to   2.40%  -38.77% to  -37.92%
December 31, 2007   1,646 $10.19617 to  $12.86054 $ 20,277   1.06%    1.00%  to   2.45%   -1.25% to    0.02%
December 31, 2006   1,481 $12.75305 to  $12.88954 $ 18,749   0.55%    1.40%  to   2.00%   19.35% to   20.05%
December 31, 2005     296 $10.68583 to  $10.73678 $  3,171   0.03%    1.40%  to   2.00%    5.96% to    6.46%

                       AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009     915 $ 7.41439 to  $12.07932 $  7,373   0.00%    0.95%  to   2.95%   19.69% to   21.59%
December 31, 2008     487 $ 6.17342 to  $ 7.28449 $  3,314   0.00%    0.95%  to   2.40%  -43.89% to  -43.08%
December 31, 2007     466 $10.96429 to  $12.85490 $  5,667   0.00%    1.00%  to   2.05%   16.32% to   17.36%
December 31, 2006     274 $10.86446 to  $10.98080 $  2,928   0.00%    1.40%  to   2.00%    5.65% to    6.27%
December 31, 2005      63 $10.28365 to  $10.33264 $    648   0.00%    1.40%  to   2.00%    2.73% to    3.21%

                                   AST HIGH YIELD PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009   1,858 $ 9.86035 to  $12.52966 $ 19,507   3.94%    0.95%  to   2.90%   24.31% to   34.28%
December 31, 2008     769 $ 7.42367 to  $ 7.97763 $  6,054   8.92%    0.95%  to   2.40%  -27.29% to  -25.76%
December 31, 2007     807 $10.58506 to  $10.86456 $  8,670   9.83%    1.15%  to   2.15%    0.31% to    1.31%
December 31, 2006     790 $10.54352 to  $10.75063 $  8,438   5.61%    1.40%  to   2.50%    7.67% to    8.83%
December 31, 2005     274 $ 9.83138 to  $ 9.87825 $  2,705   0.63%    1.40%  to   2.00%   -1.45% to   -0.99%

                          AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009   1,490 $ 7.46424 to  $12.99734 $ 12,797   0.20%    0.95%  to   2.55%   29.38% to   31.41%
December 31, 2008     741 $ 5.92475 to  $ 7.39352 $  5,080   0.00%    1.15%  to   2.40%  -45.41% to  -38.18%
December 31, 2007     899 $10.81494 to  $13.40975 $ 11,436   0.00%    1.15%  to   2.45%    8.54% to    9.94%
December 31, 2006     687 $11.99215 to  $12.22751 $  8,206   0.00%    1.40%  to   2.50%   10.16% to   11.36%
December 31, 2005     297 $10.92849 to  $10.98052 $  3,258   0.00%    1.40%  to   2.00%    9.30% to    9.82%

                                 AST MID-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009     919 $ 8.24232 to  $13.24524 $  8,484   1.75%    0.95%  to   2.95%   31.78% to   37.58%
December 31, 2008     519 $ 6.33563 to  $ 7.22665 $  3,559   1.05%    1.15%  to   2.40%  -39.58% to  -34.05%
December 31, 2007     540 $10.44960 to  $11.84309 $  6,093   0.38%    1.15%  to   2.05%    0.68% to    1.58%
December 31, 2006     396 $11.56440 to  $11.68807 $  4,521   0.33%    1.40%  to   2.00%   12.01% to   12.67%
December 31, 2005     143 $10.32446 to  $10.37369 $  1,480   0.03%    1.40%  to   2.00%    2.58% to    3.07%

                                AST SMALL-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009   1,917 $ 8.19364 to  $12.95541 $ 17,742   1.67%    0.95%  to   2.95%   24.02% to   29.87%
December 31, 2008   1,506 $ 6.56669 to  $ 8.14863 $ 11,281   1.14%    1.00%  to   2.40%  -31.37% to  -25.48%
December 31, 2007   1,043 $ 9.43656 to  $11.75648 $ 11,457   0.98%    1.00%  to   2.50%   -7.92% to   -6.69%
December 31, 2006     826 $12.38691 to  $12.63027 $ 10,168   0.26%    1.40%  to   2.50%   17.12% to   18.39%
December 31, 2005     229 $10.60928 to  $10.66828 $  2,433   0.00%    1.40%  to   2.10%    5.58% to    6.17%

                                      A69

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                       AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2009  3,085  $ 8.95378 to  $12.85313 $32,211   0.00%    0.95%  to   2.95%   27.10% to   47.99%
December 31, 2008  1,115  $ 6.05017 to  $ 7.74360 $ 8,051   0.14%    0.95%  to   2.40%  -41.67% to  -34.07%
December 31, 2007  1,013  $11.42452 to  $13.14587 $12,624   0.00%    1.00%  to   2.10%   11.64% to   12.69%
December 31, 2006    470  $11.57079 to  $11.69442 $ 5,341   0.00%    1.40%  to   2.00%    7.84% to    8.48%
December 31, 2005     97  $10.72971 to  $10.78065 $ 1,041   0.01%    1.40%  to   2.00%    6.95% to    7.45%

                         AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2009  2,818  $ 9.33692 to  $13.49906 $30,759   0.00%    0.95%  to   2.95%   33.32% to   55.61%
December 31, 2008    953  $ 6.59238 to  $ 7.63476 $ 6,917   0.00%    1.00%  to   2.40%  -42.18% to  -35.31%
December 31, 2007    919  $11.48986 to  $13.07586 $11,535   0.00%    1.00%  to   2.50%   16.42% to   17.98%
December 31, 2006    526  $10.99262 to  $11.11019 $ 5,727   0.00%    1.40%  to   2.00%    4.20% to    4.81%
December 31, 2005    234  $10.54976 to  $10.60000 $ 2,478   0.00%    1.40%  to   2.00%    5.51% to    6.01%

                                AST LARGE-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2009  7,331  $ 6.54070 to  $12.74667 $56,990   2.87%    0.95%  to   2.95%   16.63% to   26.67%
December 31, 2008  7,349  $ 5.52836 to  $ 6.82177 $48,882   2.22%    0.95%  to   2.40%  -42.86% to  -39.90%
December 31, 2007  1,453  $ 9.84473 to  $11.82253 $16,500   1.17%    1.00%  to   2.50%   -5.37% to   -4.10%
December 31, 2006  1,336  $12.22726 to  $12.35800 $16,175   0.71%    1.40%  to   2.00%   16.14% to   16.83%
December 31, 2005    973  $10.52787 to  $10.57804 $10,264   0.03%    1.40%  to   2.00%    4.48% to    4.97%

                          AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2009  1,958  $10.22891 to  $12.09710 $21,733   7.38%    0.95%  to   2.90%   19.82% to   33.34%
December 31, 2008  1,183  $ 8.17364 to  $ 8.54833 $ 9,951   8.49%    1.15%  to   2.40%  -25.05% to  -24.13%
December 31, 2007  1,292  $10.32185 to  $11.29424 $14,416   6.93%    1.00%  to   2.45%    3.54% to    4.87%
December 31, 2006    857  $10.68176 to  $10.79596 $ 9,191   3.08%    1.40%  to   2.00%    7.65% to    8.29%
December 31, 2005    285  $ 9.92247 to  $ 9.96977 $ 2,835   0.06%    1.40%  to   2.00%   -0.76% to   -0.29%

                            AST MARSICO CAPITAL GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2009  5,649  $ 7.63844 to  $12.72864 $50,094   0.84%    0.95%  to   2.95%   26.37% to   28.54%
December 31, 2008  4,708  $ 6.23147 to  $ 7.27809 $33,179   0.51%    1.00%  to   2.40%  -44.98% to  -39.89%
December 31, 2007  2,732  $11.47337 to  $13.09923 $34,478   0.21%    1.00%  to   2.50%   12.15% to   13.65%
December 31, 2006  1,874  $11.43214 to  $11.55444 $21,237   0.04%    1.40%  to   2.00%    5.14% to    5.76%
December 31, 2005    709  $10.87333 to  $10.92526 $ 7,726   0.00%    1.40%  to   2.00%    7.38% to    7.89%

                                  AST MFS GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2009    986  $ 8.27409 to  $12.16473 $ 9,338   0.16%    0.95%  to   2.95%   20.52% to   23.14%
December 31, 2008    674  $ 6.96848 to  $ 8.31391 $ 5,322   0.26%    1.00%  to   2.40%  -37.80% to  -31.22%
December 31, 2007    521  $11.68399 to  $13.23519 $ 6,623   0.04%    1.15%  to   2.50%   12.29% to   13.79%
December 31, 2006    316  $11.43531 to  $11.65979 $ 3,606   0.00%    1.40%  to   2.50%    6.99% to    8.15%
December 31, 2005    137  $10.72987 to  $10.78089 $ 1,469   0.00%    1.40%  to   2.00%    6.91% to    7.41%

                        AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2009  2,096  $ 7.52062 to  $12.37664 $20,645   0.00%    0.95%  to   2.95%   23.25% to   28.57%
December 31, 2008  1,398  $ 6.43407 to  $ 8.62745 $11,182   0.00%    1.15%  to   2.40%  -44.52% to  -36.46%
December 31, 2007  1,637  $12.18878 to  $15.39741 $23,863   0.00%    1.15%  to   2.15%   19.62% to   20.81%
December 31, 2006    897  $12.64173 to  $12.77698 $11,182   0.00%    1.40%  to   2.00%   11.83% to   12.49%
December 31, 2005    435  $11.27378 to  $11.35869 $ 4,931   0.00%    1.40%  to   2.35%   12.12% to   12.96%

                     AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2009  3,024  $ 7.99019 to  $13.73161 $26,629   1.77%    0.95%  to   2.90%   34.71% to   39.32%
December 31, 2008  1,606  $ 5.79288 to  $ 6.90162 $10,553   1.70%    0.95%  to   2.40%  -43.61% to  -37.17%
December 31, 2007  1,766  $10.24685 to  $12.12014 $20,640   0.75%    1.00%  to   2.05%    1.09% to    1.99%
December 31, 2006  1,552  $11.78698 to  $11.91306 $18,210   0.41%    1.40%  to   2.00%    8.58% to    9.23%
December 31, 2005  1,055  $10.84658 to  $10.90682 $11,489   0.00%    1.40%  to   2.10%    8.23% to    8.83%

                          AST PIMCO LIMITED MATURITY BOND PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2009  4,168  $10.42590 to  $11.78015 $48,312   5.30%    0.95%  to   2.95%    4.36% to    9.19%
December 31, 2008  2,767  $ 9.71676 to  $10.83660 $29,608   5.18%    1.00%  to   2.40%   -2.91% to    0.11%
December 31, 2007  1,059  $10.47408 to  $10.86715 $11,400   5.72%    1.00%  to   2.45%    4.23% to    5.58%
December 31, 2006    795  $10.11927 to  $10.31847 $ 8,158   2.26%    1.40%  to   2.50%    1.29% to    2.39%
December 31, 2005    372  $10.02962 to  $10.07733 $ 3,741   0.05%    1.40%  to   2.00%    0.31% to    0.78%

                                      A70

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                           AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2009    2,161 $ 6.68122 to  $12.91774 $   16,542   3.44%    0.95%  to   2.95%   20.90% to   27.90%
December 31, 2008      798 $ 5.65507 to  $ 6.73924 $    5,075   3.35%    1.00%  to   2.40%  -43.25% to  -42.46%
December 31, 2007      862 $ 9.82815 to  $11.75873 $    9,668   1.79%    1.00%  to   2.15%   -5.61% to   -4.67%
December 31, 2006      466 $12.12703 to  $12.36530 $    5,631   0.54%    1.40%  to   2.50%   18.39% to   19.68%
December 31, 2005       54 $10.28329 to  $10.33229 $      560   0.00%    1.40%  to   2.00%    2.02% to    2.51%

                                AST QMA US EQUITY ALPHA PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2009      983 $ 7.12555 to  $12.82018 $    7,830   1.73%    0.95%  to   2.95%   18.97% to   27.22%
December 31, 2008      754 $ 5.90465 to  $ 7.04101 $    5,014   2.28%    0.95%  to   2.40%  -40.16% to  -39.29%
December 31, 2007      749 $10.70742 to  $11.65038 $    8,305   2.05%    1.15%  to   2.05%    0.02% to    0.92%
December 31, 2006      362 $11.45078 to  $11.57321 $    4,107   0.87%    1.40%  to   2.00%   10.40% to   11.05%
December 31, 2005      215 $10.37238 to  $10.42169 $    2,234   0.07%    1.40%  to   2.00%    3.21% to    3.70%

                          AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2009    9,564 $ 8.23044 to  $13.76951 $  111,200   1.38%    0.95%  to   2.95%   32.80% to   47.95%
December 31, 2008    6,046 $ 5.58255 to  $ 9.18555 $   50,318   0.62%    1.00%  to   2.40%  -51.16% to  -45.19%
December 31, 2007    5,783 $13.49811 to  $18.62348 $  101,044   0.63%    1.00%  to   2.45%   37.13% to   38.90%
December 31, 2006    4,374 $13.15868 to  $13.44068 $   57,658   0.25%    1.40%  to   2.60%   12.94% to   14.27%
December 31, 2005    2,037 $11.70665 to  $11.76236 $   23,909   0.00%    1.40%  to   2.00%   17.04% to   17.59%

                          AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2009   42,023 $ 9.03658 to  $12.15888 $  421,914   2.06%    0.95%  to   2.95%   20.34% to   22.97%
December 31, 2008   16,314 $ 7.43372 to  $ 8.81488 $  135,699   1.83%    0.95%  to   2.65%  -27.86% to  -23.34%
December 31, 2007   12,963 $10.57860 to  $12.06970 $  149,839   1.72%    1.00%  to   2.65%    3.56% to    5.11%
December 31, 2006    1,013 $11.27006 to  $11.51159 $   11,427   1.12%    1.40%  to   2.60%    9.65% to   10.94%
December 31, 2005      214 $10.32700 to  $10.37610 $    2,213   0.04%    1.40%  to   2.00%    2.98% to    3.46%

                                 AST MFS GLOBAL EQUITY PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2009    1,713 $ 8.77866 to  $13.37974 $   18,281   1.77%    0.95%  to   2.95%   28.43% to   32.84%
December 31, 2008      924 $ 7.15759 to  $ 9.03881 $    7,771   1.24%    1.00%  to   2.40%  -35.54% to  -28.62%
December 31, 2007      832 $10.95164 to  $13.88494 $   10,944   2.53%    1.00%  to   2.05%    7.19% to    8.15%
December 31, 2006      606 $12.62250 to  $12.87030 $    7,572   0.36%    1.40%  to   2.50%   21.28% to   22.59%
December 31, 2005      166 $10.44900 to  $10.49866 $    1,733   0.00%    1.40%  to   2.00%    4.85% to    5.34%

                           AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2009    3,788 $ 8.06067 to  $13.60349 $   36,077   3.65%    0.95%  to   2.95%   32.70% to   34.60%
December 31, 2008    1,881 $ 5.98845 to  $ 8.06508 $   13,887   2.59%    0.95%  to   2.40%  -42.76% to  -36.31%
December 31, 2007    1,777 $10.97941 to  $13.95132 $   23,122   1.69%    1.00%  to   2.50%    6.76% to    8.19%
December 31, 2006    1,171 $12.79052 to  $12.92733 $   14,739   0.71%    1.40%  to   2.00%   20.39% to   21.10%
December 31, 2005      337 $10.62393 to  $10.67460 $    3,586   0.00%    1.40%  to   2.00%    7.17% to    7.67%

                             AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2009    2,631 $10.44910 to  $11.97584 $   30,156   7.16%    0.95%  to   2.55%    9.49% to   11.06%
December 31, 2008    2,190 $ 9.44110 to  $10.80461 $   22,605   5.04%    1.00%  to   2.40%   -5.95% to   -3.40%
December 31, 2007    1,472 $10.42389 to  $11.20170 $   15,781   3.92%    1.15%  to   2.45%    7.01% to    8.39%
December 31, 2006      736 $ 9.73239 to  $ 9.92364 $    7,289   1.28%    1.40%  to   2.50%    3.69% to    4.81%
December 31, 2005      359 $ 9.42345 to  $ 9.46839 $    3,395   0.05%    1.40%  to   2.00%   -5.28% to   -4.83%

                           AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2009   16,369 $ 7.44914 to  $12.77693 $  141,974   1.06%    0.95%  to   2.95%    1.10% to   27.22%
December 31, 2008    5,852 $ 5.85514 to  $ 7.01024 $   39,367   0.72%    0.95%  to   2.40%  -43.68% to  -37.29%
December 31, 2007    5,323 $11.05096 to  $12.32551 $   63,388   0.16%    1.00%  to   2.65%    6.72% to    8.31%
December 31, 2006    3,488 $11.29471 to  $11.40838 $   39,020   0.00%    1.40%  to   2.35%   13.04% to   14.09%
December 31, 2005      219 $ 9.99478 to  $ 9.99933 $    2,188   0.00%    1.40%  to   2.00%   -0.04% to    0.00%

                         AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2009  182,179 $ 8.15083 to  $12.32315 $1,672,572   1.87%    0.95%  to   2.95%   21.96% to   24.15%
December 31, 2008  113,271 $ 6.59783 to  $ 7.79077 $  849,426   0.98%    0.95%  to   2.75%  -36.68% to  -31.11%
December 31, 2007  126,428 $11.01224 to  $12.14221 $1,492,030   0.24%    1.00%  to   2.75%    6.78% to    8.48%
December 31, 2006   64,776 $11.06284 to  $11.22130 $  715,917   0.00%    1.40%  to   2.75%   10.64% to   12.11%
December 31, 2005    2,645 $ 9.99914 to  $10.00933 $   26,458   0.00%    1.40%  to   2.75%    0.01% to    0.10%

                                      A71

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                      AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2009  135,488 $ 8.48293 to  $12.22943 $1,275,037   2.33%    0.95%  to   2.95%   21.03% to   23.19%
December 31, 2008   99,125 $ 6.92031 to  $ 7.99594 $  766,747   1.13%    0.95%  to   2.75%  -33.66% to  -28.71%
December 31, 2007  103,751 $10.91282 to  $11.89376 $1,203,763   0.37%    1.00%  to   2.75%    6.27% to    7.96%
December 31, 2006   59,537 $10.88808 to  $11.04402 $  649,011   0.00%    1.40%  to   2.75%    8.78% to   10.23%
December 31, 2005    2,355 $10.00913 to  $10.01933 $   23,582   0.00%    1.40%  to   2.75%    0.11% to    0.20%

                            AST BALANCED ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2009  196,484 $ 8.76833 to  $12.05401 $1,919,182   1.22%    0.95%  to   2.95%    0.42% to   22.14%
December 31, 2008   53,051 $ 7.30442 to  $ 8.27064 $  424,592   1.06%    0.95%  to   2.75%  -30.61% to  -26.37%
December 31, 2007   36,429 $10.86097 to  $11.76251 $  418,781   0.33%    1.00%  to   2.75%    6.14% to    7.83%
December 31, 2006   18,790 $10.78120 to  $10.93553 $  203,025   0.00%    1.40%  to   2.75%    7.61% to    9.04%
December 31, 2005      858 $10.01910 to  $10.02932 $    8,600   0.00%    1.40%  to   2.75%    0.21% to    0.30%

                          AST PRESERVATION ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2009  115,717 $ 9.58079 to  $11.61945 $1,210,537   0.92%    0.95%  to   2.95%   -0.03% to   18.91%
December 31, 2008   30,030 $ 8.12914 to  $ 9.09941 $  265,987   0.81%    0.95%  to   2.75%  -21.64% to  -18.78%
December 31, 2007   11,972 $10.96110 to  $11.45988 $  134,485   0.30%    1.15%  to   2.75%    5.80% to    7.48%
December 31, 2006    5,216 $10.53839 to  $10.68916 $   55,169   0.00%    1.40%  to   2.75%    5.08% to    6.47%
December 31, 2005      220 $10.03099 to  $10.03931 $    2,209   0.00%    1.40%  to   2.50%    0.33% to    0.40%

                            AST FIRST TRUST BALANCED TARGET PORTFOLIO (AVAILABLE MARCH 20, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2009   37,024 $ 8.03026 to  $12.35865 $  325,778   3.84%    0.95%  to   2.95%   20.65% to   23.42%
December 31, 2008   18,094 $ 6.57782 to  $ 7.34272 $  130,124   2.24%    0.95%  to   2.65%  -36.18% to  -32.22%
December 31, 2007   16,265 $10.77036 to  $11.35095 $  181,880   0.53%    1.00%  to   2.65%    5.74% to    7.32%
December 31, 2006    5,918 $10.50581 to  $10.60336 $   62,296   0.00%    1.40%  to   2.60%    5.08% to    6.05%

                      AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (AVAILABLE MARCH 20, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2009   58,998 $ 7.40130 to  $12.16947 $  483,351   2.18%    0.95%  to   2.95%    0.09% to   24.79%
December 31, 2008   23,483 $ 5.97509 to  $ 6.74838 $  154,549   1.25%    0.95%  to   2.75%  -42.30% to  -37.21%
December 31, 2007   23,824 $11.11363 to  $11.54148 $  270,043   0.32%    1.00%  to   2.75%    8.42% to   10.14%
December 31, 2006    7,226 $10.39574 to  $10.50452 $   75,157   0.00%    1.40%  to   2.75%    3.98% to    5.06%

                                AST ADVANCED STRATEGIES PORTFOLIO (AVAILABLE MARCH 20, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2009   51,794 $ 8.94949 to  $12.47580 $  502,645   2.84%    0.95%  to   2.95%   22.94% to   25.01%
December 31, 2008   27,547 $ 7.19429 to  $ 7.98587 $  214,852   1.96%    0.95%  to   2.65%  -31.62% to  -27.56%
December 31, 2007   27,228 $10.83452 to  $11.53588 $  308,459   0.51%    1.00%  to   2.65%    6.67% to    8.26%
December 31, 2006   10,308 $10.58428 to  $10.68260 $  109,035   0.00%    1.40%  to   2.60%    5.87% to    6.84%

                            AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (AVAILABLE MAY 1, 2006)
                   -----------------------------------------------------------------------------------------
December 31, 2009    6,994 $ 8.97301 to  $13.17447 $   67,092   0.00%    0.95%  to   2.95%   31.06% to   51.93%
December 31, 2008    5,295 $ 6.20861 to  $ 6.64158 $   33,149   0.14%    1.00%  to   2.40%  -41.96% to  -38.73%
December 31, 2007      491 $11.05504 to  $11.23891 $    5,475   0.19%    1.15%  to   2.15%    5.94% to    7.00%
December 31, 2006      171 $10.44162 to  $10.50381 $    1,789   0.00%    1.15%  to   2.05%    5.05% to    5.67%

                                     AST MONEY MARKET PORTFOLIO (AVAILABLE MAY 1, 2006)
                   -----------------------------------------------------------------------------------------
December 31, 2009    6,856 $ 9.80318 to  $10.67105 $   71,974   0.24%    0.95%  to   2.95%   -2.34% to   -0.70%
December 31, 2008    6,401 $10.04509 to  $10.76754 $   68,076   2.25%    0.95%  to   2.65%   -0.14% to    1.54%
December 31, 2007    1,486 $10.29973 to  $10.62479 $   15,685   4.76%    1.00%  to   2.65%    2.18% to    3.70%
December 31, 2006      899 $10.18444 to  $10.24522 $    9,197   3.28%    1.15%  to   2.05%    1.85% to    2.45%

                                   AST SMALL-CAP GROWTH PORTFOLIO (AVAILABLE MAY 1, 2006)
                   -----------------------------------------------------------------------------------------
December 31, 2009    3,575 $ 8.52896 to  $13.14833 $   31,797   0.05%    0.95%  to   2.95%   30.52% to   32.65%
December 31, 2008    3,394 $ 6.42979 to  $ 6.77186 $   22,897   0.00%    0.95%  to   2.40%  -36.52% to  -33.33%
December 31, 2007      216 $10.38230 to  $10.53785 $    2,265   0.00%    1.15%  to   2.05%    4.99% to    5.93%
December 31, 2006       65 $ 9.88919 to  $ 9.94820 $      645   0.00%    1.15%  to   2.05%   -0.16% to    0.43%

                               AST PIMCO TOTAL RETURN BOND PORTFOLIO (AVAILABLE MAY 1, 2006)
                   -----------------------------------------------------------------------------------------
December 31, 2009   51,426 $ 9.92546 to  $12.32370 $  540,684   0.63%    0.95%  to   2.95%   -0.64% to   15.43%
December 31, 2008    2,743 $ 9.36846 to  $10.69755 $   28,962   3.78%    0.95%  to   2.40%   -6.45% to   -3.18%
December 31, 2007    1,086 $10.89859 to  $11.07079 $   11,917   3.60%    1.15%  to   2.10%    6.07% to    7.07%
December 31, 2006      331 $10.27835 to  $10.33968 $    3,413   0.00%    1.15%  to   2.05%    3.08% to    3.69%

                                      A72

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                AST INTERNATIONAL VALUE PORTFOLIO (AVAILABLE MAY 1, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2009   1,307 $ 7.38580 to  $13.11671 $ 11,673   2.16%    0.95%  to   2.95%   27.44% to   29.64%
December 31, 2008     761 $ 6.22962 to  $ 7.03242 $  5,280   2.62%    1.15%  to   2.40%  -45.32% to  -38.11%
December 31, 2007     709 $12.39325 to  $12.70293 $  8,933   1.47%    1.15%  to   2.65%   14.75% to   16.46%
December 31, 2006     214 $10.84310 to  $10.90770 $  2,330   0.00%    1.15%  to   2.05%    8.32% to    8.96%

                               AST INTERNATIONAL GROWTH PORTFOLIO (AVAILABLE MAY 1, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2009   1,455 $ 7.20534 to  $13.28533 $ 11,795   1.59%    0.95%  to   2.95%   30.13% to   34.02%
December 31, 2008     761 $ 5.96394 to  $ 6.16356 $  4,624   1.46%    1.15%  to   2.40%  -51.40% to  -50.80%
December 31, 2007     550 $12.32194 to  $12.52703 $  6,830   0.67%    1.15%  to   2.15%   16.53% to   17.69%
December 31, 2006     183 $10.58063 to  $10.64379 $  1,943   0.00%    1.15%  to   2.05%    5.89% to    6.52%

                        AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (AVAILABLE NOVEMBER 19, 2007)
                   --------------------------------------------------------------------------------------
December 31, 2009   3,801 $10.05881 to  $10.76877 $ 38,962   3.37%    0.95%  to   2.95%    7.10% to   10.58%
December 31, 2008     543 $ 9.12808 to  $ 9.37876 $  5,058   0.13%    0.95%  to   2.40%   -8.80% to   -6.10%
December 31, 2007       3 $ 9.97564 to  $ 9.97564 $     25   0.00%    2.00%  to   2.00%   -0.23% to   -0.23%

                            GARTMORE NVIT DEVELOPING MARKETS FUND (AVAILABLE MARCH 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009   1,437 $14.67036 to  $15.09299 $ 21,453   1.15%    1.40%  to   2.00%   59.05% to   59.99%
December 31, 2008   1,133 $ 9.22392 to  $ 9.43370 $ 10,589   0.72%    1.40%  to   2.00%  -58.69% to  -58.44%
December 31, 2007   1,575 $22.02354 to  $22.70075 $ 35,530   0.45%    1.40%  to   2.50%   39.99% to   41.52%
December 31, 2006   1,265 $15.87100 to  $16.04073 $ 20,210   0.59%    1.40%  to   2.00%   31.94% to   32.72%
December 31, 2005     579 $12.02867 to  $12.08600 $  6,988   0.31%    1.40%  to   2.00%   21.74% to   22.32%

                            AST INVESTMENT GRADE BOND PORTFOLIO (AVAILABLE JANUARY 28, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2009  23,600 $10.82907 to  $11.91239 $277,671   1.31%    0.95%  to   2.30%    8.49% to   10.26%
December 31, 2008  65,795 $10.69598 to  $10.80437 $706,744   0.00%    0.95%  to   2.05%    6.98% to    8.05%

                                  AST BOND PORTFOLIO 2018 (AVAILABLE JANUARY 28, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2009   2,189 $10.98462 to  $11.21615 $ 24,289   0.29%    1.30%  to   2.40%   -8.25% to   -7.26%
December 31, 2008   2,046 $11.97274 to  $12.09377 $ 24,606   0.00%    1.30%  to   2.40%   19.75% to   20.95%

                                    AST BOND PORTFOLIO 2019 (AVAILABLE JULY 21, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2009   1,467 $10.85345 to  $11.08225 $ 16,102   0.28%    1.30%  to   2.40%   -9.86% to   -8.89%
December 31, 2008   1,619 $12.04125 to  $12.16291 $ 19,590   0.00%    1.30%  to   2.40%   20.44% to   21.64%

                               AST GLOBAL REAL ESTATE PORTFOLIO (AVAILABLE JULY 21, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2009     355 $ 8.03953 to  $13.95016 $  2,911   1.02%    0.95%  to   2.55%   31.93% to   41.49%
December 31, 2008      27 $ 6.09375 to  $ 6.12807 $    164   0.00%    1.15%  to   2.40%  -40.11% to  -39.78%

                       AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE JULY 21, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2009   2,787 $ 9.03476 to  $14.81166 $ 25,629   0.28%    0.95%  to   2.95%   46.36% to   64.95%
December 31, 2008      97 $ 5.55599 to  $ 5.58718 $    540   0.00%    1.15%  to   2.40%  -44.99% to  -44.69%

                   AST FOCUS FOUR PLUS PORTFOLIO (AVAILABLE JULY 21, 2008 AND EXPIRED NOVEMBER 13, 2009)*
                   --------------------------------------------------------------------------------------
December 31, 2009       0 $ 0.00000 to  $ 0.00000 $      0   0.05%    0.95%  to   2.95%   10.92% to   17.13%
December 31, 2008     899 $ 7.44078 to  $ 7.49594 $  6,721   0.00%    1.00%  to   2.65%  -25.58% to  -25.03%

                      FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND (AVAILABLE MAY 1, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2009  26,709 $ 8.36337 to  $12.83927 $228,762   5.19%    0.95%  to   2.95%   26.66% to   28.84%
December 31, 2008   3,342 $ 6.60055 to  $ 6.67497 $ 22,207   4.54%    0.95%  to   2.65%  -34.50% to  -33.77%

                          AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (AVAILABLE JULY 21, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2009   1,010 $ 9.43289 to  $12.77276 $  9,809   0.89%    0.95%  to   2.95%   23.87% to   28.33%
December 31, 2008      71 $ 7.61489 to  $ 7.66279 $    545   0.00%    1.00%  to   2.40%  -24.10% to  -23.63%

                            AST CLS GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2009  19,248 $ 8.22388 to  $12.35611 $162,373   0.37%    0.95%  to   2.95%   22.12% to   25.66%
December 31, 2008   1,750 $ 6.65498 to  $ 6.73005 $ 11,717   0.03%    0.95%  to   2.65%  -34.10% to  -33.36%

                           AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2009  22,971 $ 8.77459 to  $11.95029 $206,515   0.28%    0.95%  to   2.95%   18.25% to   22.23%
December 31, 2008   3,073 $ 7.29981 to  $ 7.38211 $ 22,578   0.01%    0.95%  to   2.65%  -27.59% to  -26.77%

                                      A73

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS       UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  -------- ---------- -----------------  ------------------
                         AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009  13,284 $8.75409 to  $12.26108 $118,947    0.26%   0.95%  to   2.95%   21.32% to   25.48%
December 31, 2008   1,149 $7.09425 to  $ 7.17421 $  8,203    0.01%   0.95%  to   2.65%  -29.84% to  -29.05%

                        AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009  17,717 $9.09584 to  $11.87199 $164,854    0.20%   0.95%  to   2.95%   17.66% to   22.22%
December 31, 2008   2,161 $7.56739 to  $ 7.65257 $ 16,459    0.01%   0.95%  to   2.65%  -24.99% to  -24.15%

                     AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009   6,536 $8.80911 to  $11.98361 $ 58,908    0.32%   0.95%  to   2.95%   18.10% to   20.09%
December 31, 2008     746 $7.45897 to  $ 7.54313 $  5,599    0.01%   0.95%  to   2.65%  -26.17% to  -25.34%

                                  PROFUND VP CONSUMER SERVICES (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009       2 $8.95999 to  $ 9.08577 $     16    0.00%   1.50%  to   2.00%   27.80% to   28.87%
December 31, 2008       1 $7.01089 to  $ 7.02706 $     10    0.00%   2.00%  to   2.35%  -31.72% to  -31.56%

                              PROFUND VP CONSUMER GOODS PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009       8 $9.07106 to  $ 9.22877 $     74    1.22%   1.30%  to   2.00%   18.78% to   20.01%
December 31, 2008       7 $7.65475 to  $ 7.69024 $     55    3.00%   1.30%  to   2.00%  -24.13% to  -23.78%

                                     PROFUND VP FINANCIALS (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009     121 $5.90194 to  $ 5.98047 $    722    2.96%   1.50%  to   2.30%   12.42% to   13.31%
December 31, 2008      36 $5.26042 to  $ 5.27796 $    192    2.57%   1.50%  to   2.00%  -49.35% to  -49.18%

                                     PROFUND VP HEALTH CARE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009      41 $9.69400 to  $ 9.86247 $    401    0.76%   1.30%  to   2.30%   16.81% to   18.02%
December 31, 2008      21 $8.29892 to  $ 8.35649 $    172    0.44%   1.30%  to   2.35%  -18.25% to  -17.69%

                                     PROFUND VP INDUSTRIALS (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009      11 $7.35928 to  $ 7.46270 $     85    0.53%   1.50%  to   2.35%   21.25% to   22.27%
December 31, 2008       9 $6.06953 to  $ 6.10367 $     53    0.00%   1.50%  to   2.35%  -40.29% to  -39.96%

                                   PROFUND VP MID-CAP GROWTH (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009      17 $8.34760 to  $ 8.48599 $    145    0.00%   1.30%  to   2.30%   35.21% to   36.54%
December 31, 2008       8 $6.18606 to  $ 6.21489 $     48    0.00%   1.30%  to   2.00%  -38.58% to  -38.30%

                                    PROFUND VP MID-CAP VALUE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009      26 $8.23508 to  $ 8.37151 $    215    1.47%   1.30%  to   2.30%   27.93% to   29.19%
December 31, 2008       5 $6.44994 to  $ 6.47989 $     32    0.00%   1.30%  to   2.00%  -36.69% to  -36.40%

                                     PROFUND VP REAL ESTATE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009      67 $6.86993 to  $ 6.96107 $    467    4.03%   1.50%  to   2.30%   25.02% to   26.01%
December 31, 2008      11 $5.50600 to  $ 5.52429 $     63    0.00%   1.50%  to   2.00%  -46.33% to  -46.15%

                                  PROFUND VP SMALL-CAP GROWTH (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009      20 $8.35679 to  $ 8.50207 $    171    0.00%   1.30%  to   2.30%   23.27% to   24.55%
December 31, 2008       6 $6.79469 to  $ 6.82623 $     42    0.00%   1.30%  to   2.00%  -32.82% to  -32.50%

                                   PROFUND VP SMALL-CAP VALUE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009      22 $8.41420 to  $ 8.55355 $    187    0.48%   1.30%  to   2.30%   17.70% to   18.86%
December 31, 2008       2 $7.18696 to  $ 7.19653 $     15    0.00%   1.30%  to   1.50%  -29.74% to  -29.64%

                                 PROFUND VP TELECOMMUNICATIONS (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009      16 $7.58749 to  $ 7.69379 $    121   10.90%   1.50%  to   2.35%    4.86% to    5.73%
December 31, 2008       6 $7.23615 to  $ 7.27660 $     40    0.00%   1.50%  to   2.35%  -29.60% to  -29.20%

                                      PROFUND VP UTILITIES (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009      38 $7.77777 to  $ 7.88054 $    297    5.44%   1.50%  to   2.30%    8.25% to    9.10%
December 31, 2008       5 $7.19947 to  $ 7.22327 $     39    0.93%   1.50%  to   2.00%  -28.71% to  -28.47%

                                  PROFUND VP LARGE-CAP GROWTH (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009      67 $8.48227 to  $ 8.59420 $    574    0.00%   1.50%  to   2.30%   26.82% to   27.82%
December 31, 2008       1 $6.70176 to  $ 6.72390 $      8    0.00%   1.50%  to   2.00%  -33.72% to  -33.50%

                                      A74

                              AT YEAR ENDED                               FOR YEAR ENDED
                   ------------------------------------    -----------------------------------------------
                                                     NET   INVESTMENT
                   UNITS          UNIT VALUE        ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)     LOWEST -- HIGHEST     (000S)   RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------   ----------------------  ------ ---------- -----------------  ------------------
                                  PROFUND VP LARGE-CAP VALUE (AVAILABLE MAY 1, 2008)
                   ------------------------------------------------------------------------------------
December 31, 2009    45     $ 7.29354 to  $ 7.45124 $  330   3.70%    1.00%  to   2.30%   16.78% to   18.28%
December 31, 2008     2     $ 6.25789 to  $ 6.28698 $   15   2.52%    1.30%  to   2.00%  -38.90% to  -38.61%

                         AST JENNISON LARGE-CAP VALUE PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2009    47     $10.29149 to  $10.30741 $  487   0.00%    1.15%  to   2.35%    1.45% to    1.59%

                         AST JENNISON LARGE-CAP GROWTH PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2009    24     $10.27380 to  $10.30032 $  249   0.00%    0.95%  to   2.15%    1.89% to    2.14%

                   CREDIT SUISSE TRUST INTERNATIONAL EQUITY FLEX III PORTFOLIO (AVAILABLE DECEMBER 11, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2009   962     $10.09396 to  $10.09567 $9,709   0.00%    1.35%  to   1.65%    0.27% to    0.28%

                                  AST BOND PORTFOLIO 2020 (AVAILABLE JANUARY 2, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2009   114     $ 8.74021 to  $ 8.83518 $  996   0.00%    1.30%  to   2.40%  -12.60% to  -11.65%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2009 or from the effective date of the subaccount through the end of the reporting period.

        A.  MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk changes are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life. The mortality risk and expense risk charges are assessed through the reduction in unit values.

        B.  ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and

                                      A75
        maintaining records, and providing reports to contract owners. This charge is assessed through the redemption of units.

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------
   0.95%     Premier Bb Series - No Optional Benefits
   1.15%     Premier B Series - No Optional Benefits
   1.30%     Premier Bb Series - with HD GRO
   1.35%     Discovery Choice Basic - No Optional Benefits
   1.40%     No Optional Benefits
              Discovery Select Variable Annuity (0.15% Admin and 1.25% M&E)
              Discovery Preferred Variable Annuity (0.15% Admin and 1.25% M&E)
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus
              Strategic Partners Plus Enhanced - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Advisor
   1.45%     Premier Bb Series 5% Roll Up and HAV or HDV
   1.50%     No Optional Benefits
              Strategic Partners Annuity One Enhanced - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
              Strategic Partners Plus Enhanced - Bonus Version
              Strategic Partners Plus Enhanced III - Bonus Version
              Premier L Series
             Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series - No Optional Benefits
             Premier Bb Series with LT5 or HD5
             Premier Bb Series - with HD GRO
   1.60%     Strategic Partners FlexElite - No Optional Benefits
             GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
              Strategic Partners Plus
              Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%     No Optional Benefit
              Discovery Choice Enhanced
              Strategic Partners Enhanced FlexElite
             GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Advisor with GMDB with Step Up and Roll Up
             Premier B Series with HDV
             Premier B Series with Roll-up & HAV
   1.70%     GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced - Bonus Version
              Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
              Strategic Partners Plus Enhanced - Non Bonus Version
             GMDB with Step Up and Roll Up
              Strategic Partners Plus
              Strategic Partners Plus Enhanced - Non Bonus Version
             Premier Bb Series with SLT5
   1.75%     Premier B Series with LT5 or HD5
             GMDB with-Greater of Roll Up or Step Up
              Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Annuity One Enhanced III - Non Bonus Version

                                      A76

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ----------------------------------------------------------------------------------------------
             GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced III - Bonus Version
              Strategic Partners Plus Enhanced III - Bonus Version
             Premier B Series with HD GRO
             Premier Bb Series with GMDB Annual Step Up or 5% Roll Up with HAV
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
             Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and
              Step Up
             Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   1.85%     GMDB with-Greater of Roll Up or Step Up
              Strategic Partners Plus Enhanced III - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
             Premier L Series with HD GRO
   1.90%     Premier B Series with SLT5
             With HDV
              Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
             Strategic Partners Enhanced FlexElite with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
             Premier X Series with HD GRO
             Premier B Series with GMDB Annual Step Up or 5% Roll Up with HAV
   2.00%     Strategic Partners Enhanced FlexElite GMDB with-Greater of Roll Up or Step Up
             With HDV
              Strategic Partners Plus Enhanced III - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
             With LT5 or HD5
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus
              Strategic Partners Plus Enhanced - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Advisor
             Premier L Series with HDV
             Premier L Series with Roll-up & HAV
             Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.05%     Premier X Series with HDV
             Premier X Series with Roll-up & HAV
             Premier Bb Series with LT5
             Premier Bb Series with LT5 and HDV
             Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Premier B Series 5% Roll Up and HAV and HD GRO
   2.10%     Strategic Partners Enhanced FlexElite with HDV
             With LT5 or HD5
              Strategic Partners Annuity One Enhanced - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
              Strategic Partners Plus Enhanced - Bonus Version
              Strategic Partners Plus Enhanced III - Bonus Version
              Premier L Series
             Premier L Series with HD GRO
   2.15%     With SLT5
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
             Premier X Series with LT5 or HD5
             Premier X Series with HD GRO

                                      A77

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ---------------------------------------------------------------------------------------------
   2.20%     Strategic Partners FlexElite - No Optional Benefits
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
              Strategic Partners Plus
              Strategic Partners Plus Enhanced - Non Bonus Version
   2.25%     Strategic Partners Enhanced FlexElite with LT5 or HD5
             With SLT5
              Premier L Series
              Strategic Partners Annuity One Enhanced III - Bonus Version
              Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
             Premier B Series with LT5
             Premier B Series with LT5 and HDV
             Premier B Series with LT5 or HD5 and Roll-up & HAV
             Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
   2.30%     Premier X Series with SLT5
             Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
             With LT5 or HD5 and GMDB with Step Up and Roll Up
              Strategic Partners Plus
              Strategic Partners Plus Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced - Bonus Version
              Strategic Partners Plus Enhanced - Bonus Version
             Premier L Series with GMDB Annual Step Up or 5% Roll Up with HAV
   2.35%     With LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
              Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced III - Bonus Version
              Strategic Partners Plus Enhanced III - Bonus Version
             Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Premier X Series with GMDB Annual Step Up or 5% Roll Up with HAV
             Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.40%     Strategic Partners Annuity One Enhanced - Bonus Version with LT5 or HD5 and GMDB with
              Greater of Roll Up and Step Up
             Strategic Partners Plus Enhanced - Bonus Version with LT5 or HD5 and GMDB with Step Up and
              Roll Up
             Strategic Partners FlexElite with LT5 or HD5 and GMDB with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Enhanced FlexElite with SLT5
             Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.45%     With LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
              Strategic Partners Plus Enhanced III - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
   2.50%     Strategic Partners FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
             Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
             With LT5 or HD5 and with HDV
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
             Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV

                                      A78

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------
   2.60%     Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or
              Step Up
             With LT5 or HD5 and with HDV
              Strategic Partners Plus Enhanced III - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
             Premier L Series with LT5
             Premier L Series with LT5 and HDV
             Premier L Series with LT5 or HD5 and Roll-up & HAV
             Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
   2.65%     Premier X Series with LT5
             Premier X Series with LT5 and HDV
             Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Premier X Series with LT5 or HD5 and Roll-up & HAV
   2.75%     Strategic Partners Enhanced FlexElite with SLT5 with HDV
   2.90%     Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.95%     Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV


        C.  WITHDRAWAL CHARGES

        A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-8%. The charge is assessed through the redemption of units.

        D.  OTHER RELATED CHARGES

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the fee is a percentage of the Protected Withdrawal Value that is deducted pro rata from the Subaccounts on a quarterly basis.

        For Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime Seven Plus, the fee is the greater of the account value or the Protected Withdrawal Value that is deducted pro rata from the Subaccounts on a quarterly basis.

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Policies reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the policy.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate options--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

                                      A79

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in
Note 1 of Pruco Life Flexible Premium Variable Annuity Account at December 31, 2009, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2009 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 8, 2010

                                      A80

                         PRUCO LIFE INSURANCE COMPANY
                     CONSOLIDATED FINANCIAL STATEMENTS AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                          DECEMBER 31, 2009 AND 2008

                         PRUCO LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                         PAGE
 FINANCIAL STATEMENTS                                                   NUMBER
 --------------------                                                   ------
 Management's Annual Report on Internal Control Over Financial
  Reporting............................................................  F-2

 Report of Independent Registered Public Accounting Firm...............  F-3

 CONSOLIDATED FINANCIAL STATEMENTS:

 Consolidated Statements of Financial Position - December 31, 2009 and
  2008.................................................................  F-4

 Consolidated Statements of Operations and Comprehensive Income Years
 ended December 31, 2009, 2008 and 2007................................  F-5

 Consolidated Statements of Stockholder's Equity Years ended
 December 31, 2009, 2008 and 2007......................................  F-6

 Consolidated Statements of Cash Flows Years ended December 31, 2009,
 2008 and 2007.........................................................  F-7

 Notes to Consolidated Financial Statements............................  F-8

    MANAGEMENT'S ANNUAL REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Management of Pruco Life Insurance Company ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2009, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission
(COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2009.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 12, 2010

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Pruco Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial position and the related statements of operations and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2009 and December 31, 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities on January 1, 2009. Also, the Company adopted a framework for measuring fair value on January 1, 2008, and changed its method of accounting for uncertainty in income taxes, and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 12, 2010

PRUCO LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
AS OF DECEMBER 31, 2009 AND 2008 (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
--------------------------------------------------------------------------------

                                                                   2009             2008
                                                             ---------------- ----------------
ASSETS
Fixed maturities available for sale, at fair value
 (amortized cost, 2009 - $5,669,377; 2008 - $4,865,526).....   $    5,854,073   $    4,544,162
Equity securities available for sale, at fair value (cost,
 2009 - $27,332; 2008: $28,015).............................           27,642           16,872
Trading account assets at fair value (cost, 2009 - $25,027;
 2008: $11,280).............................................           26,937            9,967
Policy loans................................................        1,012,014        1,001,518
Short-term investments......................................          172,913           76,195
Commercial mortgage loans...................................        1,048,346          881,638
Other long-term investments.................................           73,671           86,833
                                                             ---------------- ----------------
 Total investments..........................................        8,215,596        6,617,185
Cash and cash equivalents...................................          143,111          595,045
Deferred policy acquisition costs...........................        2,483,494        2,602,085
Accrued investment income...................................           90,120           79,161
Reinsurance recoverables....................................        2,396,095        3,043,662
Receivables from parent and affiliates......................          263,268          190,576
Deferred sales inducements..................................          296,341          269,310
Other assets................................................           31,730           24,005
Separate account assets.....................................       25,163,277       17,574,530
                                                             ---------------- ----------------
TOTAL ASSETS................................................    $  39,083,032    $  30,995,559
                                                             ================ ================

LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances.............................   $    6,794,721   $    6,322,008
Future policy benefits and other policyholder liabilities...        3,145,520        3,518,081
Cash collateral for loaned securities.......................          196,166          109,342
Securities sold under agreement to repurchase...............           11,540           44,371
Income taxes payable........................................          514,762          477,591
Short-term debt to affiliates...............................                -              100
Payables to parent and affiliates...........................           34,156           75,653
Other liabilities...........................................          315,308          146,142
Separate account liabilities................................       25,163,277       17,574,530
                                                             ---------------- ----------------
TOTAL LIABILITIES...........................................   $   36,175,450   $   28,267,818
                                                             ---------------- ----------------

COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 12)

EQUITY
Common stock, ($10 par value; 1,000,000 shares,
 authorized; 250,000 shares, issued and outstanding)........            2,500            2,500
Additional paid-in capital..................................          828,858          815,664
Retained earnings...........................................        2,000,457        2,046,712
Accumulated other comprehensive income (loss)...............           75,767        (137,135)
                                                             ---------------- ----------------
TOTAL EQUITY................................................        2,907,582        2,727,741
                                                             ---------------- ----------------
TOTAL LIABILITIES AND EQUITY................................   $   39,083,032   $   30,995,559
                                                             ================ ================

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007 (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                      2009          2008         2007
                                                                  ------------- ------------ -------------
REVENUES
Premiums.........................................................   $    71,593   $   76,794   $    61,469
Policy charges and fee income....................................       653,134      686,149       688,477
Net investment income............................................       406,040      363,751       381,394
Asset administration fees........................................        34,004       24,903        24,439
Other income.....................................................        45,841       28,783        24,928
Realized investment gains/(losses), net;
 Other-than-temporary impairments on fixed maturity securities...      (97,552)     (57,790)       (2,889)
 Other-than-temporary impairments on fixed maturity securities
   transferred to Other Comprehensive Income.....................        65,656            -             -
 Other realized investment gains (losses), net...................     (437,288)      263,996      (17,794)
                                                                  ------------- ------------ -------------
   Total realized investment gains (losses), net.................     (469,184)      206,206      (20,683)
                                                                  ------------- ------------ -------------
TOTAL REVENUES...................................................       741,428    1,386,586     1,160,024
                                                                  ------------- ------------ -------------

BENEFITS AND EXPENSES

Policyholders' benefits..........................................       160,333      339,148       111,034
Interest credited to policyholders' account balances.............       271,379      213,371       208,768
Amortization of deferred policy acquisition costs................       294,286      308,617       285,443
General, administrative and other expenses.......................       217,181      211,121       243,033
                                                                  ------------- ------------ -------------

TOTAL BENEFITS AND EXPENSES......................................       943,179    1,072,257       848,278
                                                                  ------------- ------------ -------------

Income (Loss) from operations before income taxes................     (201,751)      314,329       311,746

Income Taxes:
 Current.........................................................        93,658    (126,180)         8,570
 Deferred........................................................     (229,618)      191,184        55,842
                                                                  ------------- ------------ -------------
Income tax expense (benefit).....................................     (135,960)       65,004        64,412
                                                                  ------------- ------------ -------------
NET (LOSS)/ INCOME...............................................      (65,791)      249,325       247,334
                                                                  ------------- ------------ -------------

Change in net unrealized investment gains/(losses) and changes
 in foreign currency translation, net of taxes...................       232,438    (155,000)       (7,397)
                                                                  ------------- ------------ -------------

COMPREHENSIVE INCOME.............................................   $   166,647   $   94,325   $   239,937
                                                                  ============= ============ =============

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007 (IN THOUSANDS)

                                                                      ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                                                                        TOTAL
                                                                        FOREIGN          NET         ACCUMULATED
                                            ADDITIONAL                 CURRENCY      UNREALIZED         OTHER
                                   COMMON    PAID-IN-     RETAINED    TRANSLATION    INVESTMENT     COMPREHENSIVE      TOTAL
                                   STOCK     CAPITAL      EARNINGS    ADJUSTMENTS    GAIN (LOSS)    INCOME (LOSS)      EQUITY
                                  --------- ----------- ------------- -----------  --------------  ---------------  -------------
BALANCE, DECEMBER 31, 2006.......   $ 2,500   $ 454,527   $ 1,853,233     $ 167      $     25,095    $      25,262    $ 2,335,522

Net Income.......................                             247,334                                                     247,334

Contributed Capital..............         -       1,137             -         -                 -                -          1,137

Dividend to Parent...............         -           -     (300,000)         -                 -                -      (300,000)

Cumulative effect of changes in
 accounting principles, net of
 taxes...........................         -           -       (3,180)         -                 -                -        (3,180)

Change in foreign currency
 translation adjustments, net of
 taxes...........................         -           -             -       462                 -              462            462

Change in net unrealized
 investment (losses), net of
 taxes...........................         -           -             -         -            (7,859)          (7,859)       (7,859)
                                  --------- ----------- -------------   -------    --------------  ---------------  -------------
BALANCE, DECEMBER 31, 2007.......   $ 2,500   $ 455,664   $ 1,797,387     $ 629      $     17,236        $  17,865    $ 2,273,416
                                  --------- ----------- -------------   -------    --------------  ---------------  -------------

Net income.......................                             249,325                                                     249,325

Contributed Capital..............         -     360,000             -         -                 -                -        360,000

Change in foreign currency
 translation adjustments, net of
 taxes...........................         -           -             -      (477)                -             (477)         (477)

Change in net unrealized
 investment (losses), net of
 taxes...........................         -           -             -         -          (154,523)        (154,523)     (154,523)
                                  --------- ----------- -------------   -------    --------------  ---------------  -------------
BALANCE, DECEMBER 31, 2008.......   $ 2,500   $ 815,664    $2,046,712     $ 152       ($ 137,287)     ($  137,135)    $ 2,727,741
                                  --------- ----------- -------------   -------    --------------  ---------------  -------------

Net loss.........................                            (65,791)                                                    (65,791)

Contributed Capital..............         -      13,194             -         -                 -                -         13,194

Change in foreign currency
 translation adjustments, net of
 taxes...........................         -           -             -       227                 -              227            227

Impact of adoption of new
 guidance for
 other-than-temporary
 impairments of debt securities,
 net of taxes....................                              19,536                     (19,536)         (19,536)             -

Change in net unrealized
 investment gains/(losses), net
 of taxes........................         -           -             -         -           232,211          232,211        232,211
                                  --------- ----------- -------------   -------    --------------  ---------------  -------------
BALANCE, DECEMBER 31, 2009.......   $ 2,500   $ 828,858    $2,000,457     $ 379          $ 75,388        $  75,767    $ 2,907,582
                                  ========= =========== =============   =======    ==============  ===============  =============

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007 (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                     2009                   2008                   2007
                                                                ---------------       ----------------       ----------------
CASH FLOWS FROM (USED IN) OPERATING
ACTIVITIES:
Net (Loss)/Income..............................................  $     (65,791)           $    249,325           $    247,334
Adjustments to reconcile net income to net cash from
 (used in) operating activities:
  Policy charges and fee income................................       (266,769)              (207,498)              (212,764)
  Interest credited to policyholders' account balances.........         271,379                213,371                208,768
  Realized investment (gains)/losses, net......................         469,184              (206,206)                 20,683
  Amortization and other non-cash items........................        (10,451)                (5,505)                (1,786)
  Change in:
    Future policy benefits and other insurance liabilities.....       (335,236)              1,331,959                410,521
    Reinsurance recoverable....................................         277,997            (1,104,127)              (378,931)
    Accrued investment income..................................        (10,959)                (5,193)                  (379)
    Receivables from parent and affiliates.....................          94,287               (30,500)               (12,663)
    Payables to parent and affiliates..........................        (41,496)                 15,446                 30,780
    Deferred policy acquisition costs..........................       (251,131)              (163,154)              (204,979)
    Income taxes payable.......................................        (67,851)                 76,532                 34,505
    Deferred sales inducements.................................        (94,526)               (71,899)               (57,253)
    Other, net.................................................        (16,925)              (125,324)              (135,666)
                                                                ---------------       ----------------       ----------------
CASH FLOWS FROM (USED IN) OPERATING
ACTIVITIES.....................................................        (48,288)               (32,773)               (51,830)
                                                                ---------------       ----------------       ----------------

CASH FLOWS FROM (USED IN) INVESTING
ACTIVITIES:
  Proceeds from the sale/maturity/prepayment of:
    Fixed maturities available for sale........................       1,673,613              1,485,142              2,051,195
    Policy loans...............................................         150,744                110,856                105,043
    Commercial mortgage loans..................................          46,286                 20,553                 30,954
    Equity securities, available for sale......................          19,541                   (47)                    541
    Trading account assets, available for sale.................               5                      -                      -
  Payments for the purchase of:
    Fixed maturities available for sale........................     (2,443,789)            (2,019,688)            (1,668,443)
    Policy loans...............................................       (117,727)              (109,096)              (110,683)
    Commercial mortgage loans..................................       (230,550)              (126,892)              (269,135)
    Equity securities, available for sale......................        (19,636)                      -                  (983)
    Trading account assets, available for sale.................        (13,301)                (8,803)                (1,164)
  Notes receivable from parent and affiliates, net.............       (143,419)                (8,687)               (34,801)
  Other long term investments, net.............................           2,325                (9,343)               (32,783)
  Short term investments, net..................................        (96,775)                 43,490               (22,550)
                                                                ---------------       ----------------       ----------------
CASH FLOWS FROM (USED IN) INVESTING
ACTIVITIES.....................................................     (1,172,683)              (622,515)                 47,191
                                                                ---------------       ----------------       ----------------

CASH FLOWS FROM (USED IN) FINANCING
ACTIVITIES:
  Policyholders' account deposits..............................       1,937,462              2,243,781              1,671,617
  Policyholders' account withdrawals...........................     (1,223,565)            (1,126,295)            (2,051,550)
  Net change in securities sold under agreement to repurchase
   and cash collateral for loaned securities...................          53,994              (261,770)                267,275
  Dividend to parent...........................................               -                      -              (300,000)
  Contributed capital..........................................               -                360,000                      -
  Net change in financing arrangements (maturities 90 days or
   less).......................................................           1,146               (58,347)                 25,062
                                                                ---------------       ----------------       ----------------
CASH FLOWS FROM (USED IN) FINANCING
ACTIVITIES.....................................................         769,037              1,157,369              (387,596)
                                                                ---------------       ----------------       ----------------
  Net increase (decrease) in cash and cash equivalents.........       (451,934)                502,081              (392,235)
  Cash and cash equivalents, beginning of year.................         595,045                 92,964                485,199
                                                                ---------------       ----------------       ----------------
CASH AND CASH EQUIVALENTS, END OF YEAR.........................      $  143,111             $  595,045              $  92,964
                                                                ===============       ================       ================

SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes (refunded) paid.................................  $     (68,108)           $   (11,525)           $     29,905
  Interest paid................................................  $            8           $        573           $        590

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

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PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, or the "Company," is a wholly owned subsidiary of The Prudential Insurance Company of America, or "Prudential Insurance," which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc., or "Prudential Financial."

The Company has three subsidiaries, including one wholly owned life subsidiary, Pruco Life Insurance Company of New Jersey, or "PLNJ" and two subsidiaries formed in 2003 for the purpose of acquiring fixed income investment, these two subsidiaries were liquidated in 2009. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in New Jersey and New York.

BASIS OF PRESENTATION

The Consolidated Financial Statements include the accounts of Pruco Life Insurance Company and its subsidiaries. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13 to the Consolidated Financial Statements). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS AND INVESTMENT-RELATED LIABILITIES

The Company's principal investment are fixed maturities; trading account assets; equity securities; commercial mortgage loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

FIXED MATURITIES are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available for sale" are carried at fair value. See Note 10 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments, as well as the impact of the Company's adoption of new authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. Unrealized gains and losses on fixed maturities classified as "available for sale," net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, future policy benefits and policyholders' dividends that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)."

TRADING ACCOUNT ASSETS, includes invested assets that support certain products carried at fair value which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in "Asset administration fees and other income." Interest and dividend income from these investments is reported in "Net investment income."

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PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

EQUITY SECURITIES, available for sale are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, future policy benefits and policyholders' dividends that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income
(loss)". The cost of equity securities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when declared.

COMMERCIAL MORTGAGE LOANS are carried at unpaid principal balance, net of unamortized premiums or discounts and an allowance for losses. Interest income, as well as prepayment fees and the amortization of related premiums or discounts, is included in "Net investment income." The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The allowances for losses on these loans are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company's assessment as to the collectability of principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when the Company has doubts about collectability. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses, considers the current credit composition of the portfolio, based on an internal quality ratings, as well as, property type diversification, the Company's past loan experience and other relevant factors. Together with historical credit migration and default statistics, the internal quality ratings are used to determine a default probability by loan. Historical loss severity statistics by property type are then applied to arrive at an estimate for incurred but not specifically identified losses. Historical credit migration, default and loss severity statistics are updated each quarter based on the Company's actual loan experience, and are considered together with other relevant qualitative factors in making the final portfolio reserve calculations. The allowance for losses on commercial mortgage can increase or decrease from period to period based on these factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in "Realized investment gains (losses), net."

POLICY LOANS are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned.

SECURITIES REPURCHASE AND RESALE AGREEMENTS AND SECURITIES LOANED transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase, agreements or securities loan transactions the Company transfers U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

SECURITIES REPURCHASE AND RESALE AGREEMENTS that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

SECURITIES LOANED TRANSACTIONS are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

OTHER LONG TERM INVESTMENTS consist of the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's share of net income from investments in joint ventures and partnerships is generally included in "Net investment income."

SHORT TERM INVESTMENTS consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value.

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PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REALIZED INVESTMENT GAINS (LOSSES) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial mortgage and other loans, fair value changes on commercial mortgage loans carried at fair value and fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

In addition, in April 2009, the Financial Accounting Standards Board ("FASB") revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. The Company early adopted this guidance on January 1, 2009. This guidance indicates that an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. Prior to the adoption of this guidance the Company was required to record an other-than-temporary impairment for a debt security unless it could assert that it had both the intent and ability to hold the security for a period of time sufficient to allow for a recovery in its' fair value to its amortized cost basis. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recorded.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)." Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of "Accumulated other comprehensive income
(loss)." Prior to the adoption of this guidance in 2009, an other-than-temporary impairment recognized in earnings for debt securities was equal to the total difference between amortized cost and fair value at the time of impairment.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

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PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Costs that vary with and that are related primarily to the production of new insurance and annuity products are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs ("DAC") include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. In each reporting period, capitalized DAC is amortized. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, surrender charges and the performance of hedging programs for embedded derivative features, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder's account balance in separate account assets and to a lesser extent borrowings of the separate account. See Note 7 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees."

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

FUTURE POLICY BENEFITS

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance, and annuity products, expected mortality and morbidity is generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation on our term life products. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity products with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company's liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7, and certain unearned revenues.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICYHOLDERS' ACCOUNT BALANCES

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders' withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

CONTINGENT LIABILITIES

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

INSURANCE REVENUE AND EXPENSE RECOGNITION

Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive individual life contracts, are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC. Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

ASSET ADMINISTRATION FEES

The Company receives asset administration fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

DERIVATIVE FINANCIAL INSTRUMENTS

Derivatives are financial instruments whose values are derived from interest rates, financial indices, or the value of securities. Derivative financial instruments generally used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non performance risk, used in valuation models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix and to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," in the Statements of Financial Position, except for embedded derivatives, which are recorded in the Statements of Financial Position with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating and investing activities section in the Statements of Cash Flows.

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PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or
(5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in "Realized investment gains (losses), net." When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge, or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of "Accumulated other comprehensive income (loss)" related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments, the identification of which involves judgment. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Trading account assets," at fair value.

The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. These reinsurance agreements are derivatives and have been accounted in the same manner as the embedded derivative.

INCOME TAXES

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In September 2009, the FASB issued updated guidance for the fair value measurement of investments in certain entities that calculate net asset value per share including certain alternative investments such as hedge funds, private equity funds, and venture capital funds. This guidance allows companies to determine the fair value of such investments using net asset value ("NAV") as a practical expedient if the fair value of the investment is not readily determinable and the investee entity issues financial statements in accordance with measurement principles for investment companies. Use of this practical expedient is prohibited if it is probable the investment will be sold at something other than NAV. This guidance also requires new disclosures for each major category of alternative investments. It is effective for the first annual or interim reporting period ending after December 15, 2009. The Company's adoption of this guidance effective December 31, 2009 did not have a material effect on the Company's consolidated financial position, results of operations and financial statement disclosures.

In August 2009, the FASB issued updated guidance for the fair value measurement of liabilities. This guidance provides clarification on how to measure fair value in circumstances in when a quoted price in an active market for the identical liability is not available. This guidance also clarifies that restrictions preventing the transfer of a liability should not be considered as a separate input or adjustment in the measurement of fair value. The Company adopted this guidance effective with the annual reporting period ended
December 31, 2009, and the adoption did not have a material impact on the Company's consolidated financial position, results of operations, and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance for the FASB's Accounting Standards Codification /TM/ as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company's adoption of this guidance effective with the interim reporting period ending September 30, 2009 impacted the way the Company references U.S. GAAP accounting standards in the financial statements.

In April 2009, the FASB revised the authoritative guidance for disclosures about fair value of financial instruments. This new guidance requires disclosures about fair value of financial instruments for interim reporting periods similar to those included in annual financial statements. This guidance is effective for interim reporting periods ending after June 15, 2009. The Company adopted this guidance effective with the interim period ending June 30, 2009.

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments. This new guidance amends the other-than-temporary impairment guidance for debt securities and expands the presentation and disclosure requirements of other-than-temporary impairments on debt and equity securities in the financial statements. This guidance also requires that the required annual disclosures for debt and equity securities be made for interim reporting periods. This guidance does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009, which resulted in a net after-tax increase to retained earnings and decrease to accumulated other comprehensive income (loss) of $19.6 million. The disclosures required by this new guidance are provided in Note 3. See "Investments and Investment-Related Liabilities" above for more information.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and
(2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Company's early adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's consolidated financial position or results of operations. The disclosures required by this revised guidance are provided in
Note 10.

In October 2008, the FASB revised the authoritative guidance on determining the fair value of a financial asset when the market for that asset is not active. This guidance clarifies the application of fair value measurements in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements. The guidance was effective upon issuance, including prior periods for which financial statements had not been issued. The Company's adoption of this guidance effective September 30, 2008 did not have a material effect on the Company's consolidated financial position or results of operations.

In March 2008, the FASB issued authoritative guidance for derivative instruments and hedging activities which amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. The Company's adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's consolidated financial position or results of operations. The required disclosures are provided in Note 11.

In February 2008, the FASB revised the authoritative guidance for the accounting for transfers of financial assets and repurchase financing transactions. The new guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The guidance is effective for fiscal years beginning after November 15, 2008. The Company's adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company's consolidated financial position or results of operations.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In February 2008, the FASB revised the authoritative guidance which delays the effective date of the authoritative guidance related to fair value measurements and disclosures for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company's adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's consolidated financial position or results of operations.

In January 2008, the FASB issued authoritative guidance for application of the shortcut method to hedge accounting with respect to the conditions that must be met to apply the shortcut method for assessing hedge effectiveness. This new guidance was effective for hedging relationships designated on or after January 1, 2008. The Company's adoption of this guidance effective January 1, 2008 did not have a material effect on the Company's consolidated financial position or results of operations.

In February 2007, the FASB issued authoritative guidance on the fair value option for financial assets and financial liabilities. This guidance provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company adopted this guidance effective January 1, 2008.

In September 2006, the FASB issued authoritative guidance on fair value measurements. This guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance does not change which assets and liabilities are required to be recorded at fair value, but the application of this guidance could change practices in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note 10 for more information on fair value measurements guidance.

In June 2006, the FASB revised the authoritative guidance for accounting for uncertainty in income taxes. See Note 9 for details regarding the adoption of this new guidance on January 1, 2007.

In February 2006, the FASB issued authoritative guidance on accounting for certain hybrid instruments. This guidance eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus previous to the adoption of this standard has not had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Consolidated Statements of Operations. The Company's adoption of this guidance effective January 1, 2007 did not have a material effect on the Company's consolidated financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants issued authoritative guidance on accounting by insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts. This guidance tells insurance enterprises how to account for deferred acquisition costs, including deferred policy acquisition costs, and deferred sales inducements, on certain internal replacements of certain insurance and investment contracts. The guidance defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted this guidance on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $2.5 million.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a variable interest entity ("VIE"). In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requiring enhanced disclosures, including the effects of a company's involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. The Company's adoption of this guidance effective January 1, 2010 is not expected to have a material effect on the Company's consolidated financial position, results of operations and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a qualifying special-purpose entity ("QSPE") from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of variable interest entities to qualifying special-purpose entities. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines "participating interest" to establish specific

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

conditions for reporting a transfer of a portion of a financial asset as a sale. Disclosure provisions will be applied to transfers that occurred both before and after January 1, 2010. The Company adoption of this guidance effective January 1, 2010 is not expected to have a material effect on the Company's consolidated financial position, results of operations and financial statement disclosures.

RECLASSIFICATIONS

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

3. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                        DECEMBER 31, 2009
                                                  --------------------------------------------------------------
                                                                                                    OTHER-THAN-
                                                                 GROSS       GROSS                   TEMPORARY
                                                   AMORTIZED   UNREALIZED  UNREALIZED                IMPAIRMENTS
                                                     COST        GAINS      LOSSES      FAIR VALUE  IN AOCI (3)
                                                  ----------- ----------- ----------- ------------ -------------
                                                                          (IN THOUSANDS)
FIXED MATURITIES, AVAILABLE FOR SALE
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies............. $   169,849  $  2,270     $   459   $    171,660   $       -
Obligations of U.S. states and their political
 subdivisions....................................      16,924         -         922         16,002           -
Foreign government bonds.........................      39,405     5,157         287         44,275           -

Corporate securities.............................   3,802,403   181,748      26,354      3,957,797     (2,635)
Asset-backed securities(1).......................     468,747    21,638      39,604        450,781    (45,134)
Commercial mortgage-backed securities............     494,023    12,224       4,631        501,616           -
Residential mortgage-backed securities (2).......     678,026    35,559       1,643        711,942     (1,826)
                                                  ===========  ========     =======   ==========================

Total fixed maturities, available for sale....... $ 5,669,377  $258,596     $73,900   $  5,854,073   $(49,595)
                                                  ===========  ========     =======   ============   =========

EQUITY SECURITIES, AVAILABLE FOR SALE............ $    27,332  $  1,663     $ 1,353   $     27,642   $       -
                                                  ===========  ========     =======   ============   =========

  (1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
  (2)Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  (3)Represents the amount of other-than-temporary impairment losses in "Accumulated other comprehensive income (loss)," or "AOCI," which, from January 1, 2009, were not included in earnings under new authoritative accounting guidance. Amount excludes $(24) million of net unrealized gains (losses) on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                                                                         DECEMBER 31, 2008
                                                        ---------------------------------------------------
                                                                        GROSS        GROSS
                                                          AMORTIZED    UNREALIZED   UNREALIZED
                                                           COST         GAINS        LOSSES      FAIR VALUE
                                                        ------------ ------------ ------------ ------------
                                                                          (IN THOUSANDS)
FIXED MATURITIES, AVAILABLE FOR SALE
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies................... $    147,879   $  7,848    $     101   $    155,626
Obligations of U.S. states and their political
 subdivisions..........................................      114,375      3,449          352        117,472
Foreign government bonds...............................       30,633      3,156          204         33,585
Corporate securities...................................    2,658,859     25,771      230,154      2,454,476
Asset-backed securities................................      696,441     14,357       83,242        627,556
Commercial mortgage-backed securities..................      525,257        193       88,187        437,263
Residential mortgage-backed securities.................      692,082     29,970        3,868        718,184
                                                        ============   ========    =========   ============

Total fixed maturities, available for sale............. $  4,865,526   $ 84,744    $ 406,108   $  4,544,162
                                                        ============   ========    =========   ============

EQUITY SECURITIES, AVAILABLE FOR SALE.................. $     28,015   $     11    $  11,154   $     16,872
                                                        ============   ========    =========   ============

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


3. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2009, are as follows:

                                                     AVAILABLE FOR SALE
                                                 ---------------------------
                                                  AMORTIZED COST FAIR VALUE
                                                 --------------- -----------
                                                       (IN THOUSANDS)
   Due in one year or less......................   $   324,330   $   329,937
   Due after one year through five years........     1,854,630     1,933,764
   Due after five years through ten years.......     1,395,529     1,455,253
   Due after ten years..........................       454,092       470,780
   Asset-backed securities......................       468,747       450,781

   Commercial mortgage-backed securities........       494,023       501,616
   Residential mortgage-backed securities.......       678,026       711,942
                                                   -----------   -----------
      Total.....................................   $ 5,669,377   $ 5,854,073
                                                   ===========   ===========

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

OTHER LONG TERM INVESTMENTS

"Other long-term investments" are comprised as follows at December 31:

                                                2009         2008
                                            ------------ ------------
                                                 (IN THOUSANDS)
          Company's investment in Separate
           accounts........................  $    34,558  $    41,982
          Joint ventures and limited
           partnerships....................       39,113       39,671
          Derivatives......................            -        5,180
                                            ------------ ------------
          Total other long- term
           investments.....................  $    73,671  $    86,833
                                            ------------ ------------

TRADING ACCOUNT ASSETS

The following table provides information relating to trading account assets at December 31:

                                                              2009              2008
                                                        ----------------- -----------------
                                                        AMORTIZED  FAIR   AMORTIZED  FAIR
                                                          COST     VALUE    COST     VALUE
                                                        --------- ------- --------- -------
                                                         (IN THOUSANDS)    (IN THOUSANDS)
Fixed maturities:

 Corporate securities.................................. $  1,200  $ 1,182 $  1,200  $ 1,088

 Commercial mortgage-backed securities.................    4,924    5,108    4,901    3,822

 Asset-backed securities...............................   18,903   20,647    5,179    5,057
                                                        --------  ------- --------  -------

Total fixed maturities.................................   25,027   26,937   11,280    9,967
                                                        --------  ------- --------  -------

Total trading account assets........................... $ 25,027  $26,937 $ 11,280  $ 9,967
                                                        ========  ======= ========  =======

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within "Asset administration fees" were $3 million and ($1) million during year ended December 31, 2009 and 2008 respectively.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


3. INVESTMENTS (CONTINUED)

COMMERCIAL MORTGAGE LOANS

The Company's commercial mortgage loans are comprised as follows as at December 31:

                                                        2009                      2008
                                            ---------------------------  --------------------------
                                                   AMOUNT                    AMOUNT
                                               (IN THOUSANDS) % OF TOTAL   (IN THOUSANDS)   % OF TOTAL
                                            ----------------- ---------- ----------------   ----------
COMMERCIAL MORTGAGE LOANS BY PROPERTY TYPE
Industrial buildings.......................    $    200,168    18.6    % $  199,366          22.6    %
Retail stores..............................         336,699    31.3    %    163,289          18.5    %
Apartment complexes........................         159,669    14.9    %    147,744          16.8    %
Office buildings...........................         164,412    15.3    %    159,606          18.1    %
Agricultural properties....................          68,697     6.4    %     66,518           7.5    %
Hospitality................................          58,714     5.5    %          -             -    %
Other......................................          85,729     8.0    %    145,198          16.5    %
                                              -------------   ---------  ----------------   ---------
Total collateralized loans.................       1,074,088   100.0    %    881,721         100.0    %
                                                              =========                     =========
    Valuation allowance....................        (25,742)                 (8,173)
                                              -------------               ----------
Total net commercial mortgage loans........       1,048,346                 873,548
                                              -------------               ----------
Total other uncollaterized loans...........               -                   8,090
Total commercial mortgage and other loans..    $  1,048,346              $  881,638
                                              =============              ================

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in California (21%) and New Jersey (10%) at December 31, 2009.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

                                                        2009    2008
                                                     ------- -------
                                                     (IN THOUSANDS)
       Allowance for losses, beginning of year...... $ 8,173 $4,517
       Addition to allowance for losses.............  17,569  3,656
                                                     ------- ------
       Allowance for losses, end of year............ $25,742 $8,173
                                                     ======= ======

Non-performing commercial mortgage identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                           2009     2008
                                                         --------- -------
                                                          (IN THOUSANDS)
      Non-performing commercial mortgage and other
       loans with allowance for losses.................. $  48,151 $     -
      Non-performing commercial mortgage and other
       loans with no allowance for losses...............         -  19,243
      Allowance for losses, end of year.................  (12,808)       -
                                                         ========= =======

      Net carrying value of non-performing commercial
       mortgage and other loans......................... $  35,343 $19,243
                                                         ========= =======

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $24 million and, $10 million for 2009 and 2008, respectively. Net investment income recognized on these loans totaled $2 million and $1 million for the years ended December 31, 2009 and 2008, respectively. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


3. INVESTMENTS (CONTINUED)

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                 2009       2008        2007
                                              ---------- ----------- -----------
                                                        (IN THOUSANDS)
FIXED MATURITIES, AVAILABLE FOR SALE:

 Proceeds from sales......................... $  572,902 $ 1,070,088 $ 1,488,457
 Proceeds from maturities/repayments.........  1,100,012     416,196     553,716
 Gross investment gains from sales,
 prepayments and maturities..................     17,375      13,949      13,755
 Gross investment losses from sales and
 maturities..................................   (19,291)     (6,516)     (5,707)

FIXED MATURITY AND EQUITY SECURITY
 IMPAIRMENTS:

 Net writedowns for other-than-temporary
 impairment losses on fixed maturities
 recognized in earnings (1).................. $ (31,896) $  (57,790) $   (2,889)

 Writedowns for other-than-temporary
 impairment losses on equity securities...... $  (2,259) $      (22) $         -

1) Effective with the adoption of new authoritative guidance January 1, 2009, excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment ("OTTI") losses on fixed maturity securities are recognized in "Other comprehensive income (loss)" ("OCI"). The net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts for the periods indicated.

CREDIT LOSSES RECOGNIZED IN EARNINGS ON FIXED MATURITY            YEAR ENDED
SECURITIES HELD BY THE COMPANY FOR WHICH A PORTION OF THE OTTI   DECEMBER 31,
LOSS WAS RECOGNIZED IN OCI                                           2009
                                                                 (IN THOUSANDS)
Balance, beginning of period.................................... $           -
Credit losses remaining in retained earnings related to
 adoption of new authoritative guidance on January 1, 2009......        21,827
Credit loss impairments previously recognized on securities
 which matured, paid down, prepaid or were sold during the
 period.........................................................      (10,181)
Credit loss impairments previously recognized on securities
 impaired to fair value during the period (1)...................             -
Credit loss impairment recognized in the current period on
 securities not previously impaired.............................        19,090
Additional credit loss impairments recognized in the current
 period on securities previously impaired.......................        11,479
Increases due to the passage of time on previously recorded
 credit losses..................................................         1,589
Accretion of credit loss impairments previously recognized due
 to an increase in cash flows expected to be collected..........         (861)
                                                                 -------------
Balance, December 31, 2009...................................... $      42,943
                                                                 =============

(1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

  NET INVESTMENT INCOME

   Net investment income for the years ended December 31, was from the following sources:

                                            2009        2008       2007
                                         ----------  ---------- -----------
                                                   (IN THOUSANDS)
Fixed maturities, available for sale.... $  306,535  $  269,498 $   283,526
Equity securities, available for sale...      1,966       2,230       2,248
Trading account assets..................      1,086         283          60
Commercial mortgage loans...............     60,575      49,786      37,174
Policy loans............................     53,934      53,073      50,776
Short-term investments and cash
 equivalents............................      2,407      10,142      25,064

Other long-term investments.............     (6,700)    (3,694)       4,905
                                         ----------  ---------- -----------

Gross investment income.................    419,803     381,318     403,753
Less investment expenses................    (13,763)   (17,567)    (22,359)
                                         ----------  ---------- -----------

Net investment income................... $  406,040  $  363,751 $   381,394
                                         ==========  ========== ===========

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


3. INVESTMENTS (CONTINUED)


Carrying value for non-income producing assets included in fixed maturities totaled $15.5 million as of December 31, 2009. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2009.

REALIZED INVESTMENT GAINS (LOSSES), NET

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                2009        2008       2007
                                            ------------ ---------- -----------
                                                      (IN THOUSANDS)

Fixed maturities...........................     (33,813)   (50,358)       5,159
Equity securities..........................        (837)       (22)         159
Commercial mortgage loans..................     (17,568)    (3,656)     (1,078)
Joint ventures and limited partnerships....        (731)          -           -
Derivatives (1)............................    (416,318)    260,027    (24,926)
Other......................................           83        215           3
                                            ------------ ---------- -----------

Realized investment (losses), net.......... $  (469,184) $  206,206 $  (20,683)
                                            ============ ========== ===========

NET UNREALIZED INVESTMENT GAINS (LOSSES)

Net unrealized investment gains and losses on securities classified as "available for sale" and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)," or "AOCI." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income
(loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

NET UNREALIZED INVESTMENT GAINS AND LOSSES ON FIXED MATURITY SECURITIES ON WHICH AN OTTI LOSS HAS BEEN RECOGNIZED

                                                                                                        ACCUMULATED
                                                                                                           OTHER
                                                                                                       COMPREHENSIVE
                                                           NET        DEFERRED              DEFERRED   INCOME (LOSS)
                                                        UNREALIZED     POLICY     POLICY     INCOME    RELATED TO NET
                                                      GAINS (LOSSES) ACQUISITION  HOLDER       TAX       UNREALIZED
                                                            ON        COSTS AND   ACCOUNT  (LIABILITY)   INVESTMENT
                                                       INVESTMENTS   OTHER COSTS  BALANCES   BENEFIT   GAINS (LOSSES)
                                                      -------------- ----------- --------- ----------- --------------
                                                                              (IN THOUSANDS)
Balance, December 31, 2008...........................   $       -      $     -   $      -   $      -     $       -
Cumulative impact of the adoption of new
 authoritative guidance on January 1, 2009...........    (19,184)        1,446          -      6,208      (11,530)
Net investment gains (losses) on investments arising
 during the period...................................      26,718            -          -    (9,431)        17,287
Reclassification adjustment for OTTI losses
 included in net income..............................       9,704            -          -    (3,426)         6,278
Reclassification adjustment for OTTI losses
 excluded from net income (1)........................    (43,123)            -          -     15,222      (27,901)
Impact of net unrealized investment (gains) losses
 on deferred policy acquisition costs................           -       17,429          -    (6,152)        11,277
Impact of net unrealized investment (gains) losses
 on Policyholder account balance.....................           -            -    (8,037)      2,837       (5,200)
                                                        ---------      -------   --------   --------     ---------

Balance, December 31, 2009...........................   $(25,885)      $18,875   $(8,037)   $  5,258     $ (9,789)
                                                        =========      =======   ========   ========     =========

  (1)Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


3. INVESTMENTS (CONTINUED)

ALL OTHER NET UNREALIZED INVESTMENT GAINS AND LOSSES IN AOCI




                                                        NET            DEFERRED                            DEFERRED
                                                    UNREALIZED          POLICY            POLICY            INCOME
                                                   GAINS (LOSSES)     ACQUISITION         HOLDER              TAX
                                                        ON             COSTS AND          ACCOUNT         (LIABILITY)
                                                   INVESTMENTS(1)     OTHER COSTS        BALANCES           BENEFIT
                                                   -------------     --------------    --------------    --------------
                                                                                      (IN THOUSANDS)
Balance, December 31, 2006........................ $          64,014 $         (38,090 $          14,540 $        (15,369)
                                                           =========         =========         =========         =========

Net investment (losses) on investments arising
 during the period................................          (25,373)                 -                 -             8,279
Reclassification adjustment for (losses) included
 in net income....................................             5,319                 -                 -           (1,862)
Impact of net unrealized investment gains on
 deferred policy acquisition costs................                 -            13,071                 -           (4,575)
Impact of net unrealized investment gains on
 policyholders' account balances..................                 -                 -           (4,182)             1,464
                                                       -----------       -----------       -----------       -----------
Balance, December 31, 2007........................ $          43,960 $        (25,019) $          10,358 $        (12,063)
                                                           =========         =========         =========         =========

Net investment gains (losses) on investments
 arising during the period........................         (325,480)                 -                 -           113,648
Reclassification adjustment for gains (losses)
 included in net income...........................          (50,380)                 -                 -            17,633
Impact of net unrealized investment (gains)
 losses on deferred policy acquisition costs......                 -           264,616                 -          (92,616)
Impact of net unrealized investment (gains)
 losses on policyholders' account balances........                 -                 -         (126,068)            44,124
                                                       -----------       -----------           ---------     -----------
Balance, December 31, 2008........................ $       (331,900) $         239,597 $       (115,710) $          70,726
                                                           =========         =========         =========         =========

Cumulative impact of the adoption of new
 authoritative guidance on January 1, 2009........          (12,856)               538                 -             4,311
Net investment gains (losses) on investments
 arising during the period........................           513,845                 -                 -         (179,846)
Reclassification adjustment for (gains) losses
 included in net income...........................            24,946                 -                 -           (8,731)
Reclassification adjustment for OTTI losses
 excluded from net income (2).....................            43,123                 -                 -          (15,093)
Impact of net unrealized investment (gains)
 losses on deferred policy acquisition costs......                 -         (407,199)                 -           144,673
Impact of net unrealized investment (gains)
 losses on policyholders' account balances........                 -                 -           176,541          (61,788)
                                                       -----------       -----------       -----------       -----------
Balance, December 31, 2009........................ $         237,158 $       (167,064) $          60,831 $        (45,748)
                                                       ===========       ===========       ===========       ===========

                                                    ACCUMULATED
                                                       OTHER
                                                   COMPREHENSIVE
                                                   INCOME (LOSS)
                                                   RELATED TO NET
                                                    UNREALIZED
                                                    INVESTMENT
                                                   GAINS (LOSSES)
                                                   --------------

Balance, December 31, 2006........................ $          25,095
                                                           =========

Net investment (losses) on investments arising
 during the period................................          (17,094)
Reclassification adjustment for (losses) included
 in net income....................................             3,457
Impact of net unrealized investment gains on
 deferred policy acquisition costs................             8,496
Impact of net unrealized investment gains on
 policyholders' account balances..................           (2,718)
                                                       -----------
Balance, December 31, 2007........................ $          17,236
                                                           =========

Net investment gains (losses) on investments
 arising during the period........................         (211,832)
Reclassification adjustment for gains (losses)
 included in net income...........................          (32,747)
Impact of net unrealized investment (gains)
 losses on deferred policy acquisition costs......           172,000
Impact of net unrealized investment (gains)
 losses on policyholders' account balances........          (81,944)
                                                       -----------
Balance, December 31, 2008........................ $       (137,287)
                                                           =========

Cumulative impact of the adoption of new
 authoritative guidance on January 1, 2009........           (8,007)
Net investment gains (losses) on investments
 arising during the period........................           333,999
Reclassification adjustment for (gains) losses
 included in net income...........................            16,215
Reclassification adjustment for OTTI losses
 excluded from net income (2).....................            28,030
Impact of net unrealized investment (gains)
 losses on deferred policy acquisition costs......         (262,526)
Impact of net unrealized investment (gains)
 losses on policyholders' account balances........           114,753
                                                       -----------
Balance, December 31, 2009........................ $          85,177
                                                       ===========

  (1)Includes cash flow hedges. See Note 11 for information on cash flow hedges.
  (2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

                                                       2009       2008
                                                     --------- ----------
                                                        (IN THOUSANDS)
        Fixed maturity securities on which an OTTI
        loss has been recognized.................... $(25,885) $        -
        Fixed maturity securities, available for
        sale - all other............................   210,581  (321,364)
        Equity securities, available for sale.......       310   (11,142)
        Derivatives designated as cash flow
        hedges/(1)/.................................   (2,974)      (672)
        Other investments...........................    29,241      1,278
                                                     --------- ----------
        Net unrealized losses on investments........ $ 211,273 $(331,900)
                                                     ========= ==========
       (1)See Note 11 for more information on cash flow hedges.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


3. INVESTMENTS (CONTINUED)

DURATION OF GROSS UNREALIZED LOSS POSITIONS FOR FIXED MATURITIES AND EQUITY SECURITIES

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of the dates indicated:

                                                         DECEMBER 31, 2009
                               ---------------------------------------------------------------------------------
                                 LESS THAN TWELVE MONTHS (1)   TWELVE MONTHS OR MORE (1)          TOTAL
                               ----------------------------- --------------------------- -----------------------
                                               UNREALIZED                  UNREALIZED                 UNREALIZED
                                 FAIR VALUE      LOSSES      FAIR VALUE      LOSSES        FAIR VALUE   LOSSES
                               ------------    ----------    ----------    ----------    ------------ ----------
                                                          (IN THOUSANDS)
FIXED MATURITIES, AVAILABLE
 FOR SALE
U.S. Treasury securities and
 obligations of U.S.
 government authorities and
 agencies.....................  $   20,888      $    459      $      -      $      -      $   20,888   $    459
Obligations of U.S. states
 and their political
 subdivisions.................      15,752           922             -             -          15,752        922
Foreign government bonds......       6,719           272            85            15           6,804        287
Corporate securities..........     521,900         9,918       218,362        16,436         740,262     26,354
Commercial mortgage-backed
 securities...................     120,153         1,639        76,082         2,992         196,235      4,631
Asset-backed securities.......      32,045         7,055       113,323        32,549         145,368     39,604
Residential mortgage-backed
 securities...................      42,560         1,097         6,819           546          49,379      1,643
                               -----------      --------      --------      --------      ----------   --------
 Total........................  $  760,017      $ 21,362      $414,671      $ 52,538      $1,174,688   $ 73,900
                               ===========      ========      ========      ========      ==========   ========
EQUITY SECURITIES, AVAILABLE
 FOR SALE.....................  $    6,728      $    521      $  5,839      $    832      $   12,567   $  1,353
                               ===========      ========      ========      ========      ==========   ========

(1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new authoritative guidance related to other-than-temporary impairments of debt securities on January 1, 2009.

                                                         DECEMBER 31, 2008
                               ---------------------------------------------------------------------------------
                               LESS THAN TWELVE MONTHS       TWELVE MONTHS OR MORE                TOTAL
                               ----------------------------- --------------------------- -----------------------
                                               UNREALIZED                  UNREALIZED                 UNREALIZED
                                 FAIR VALUE      LOSSES      FAIR VALUE      LOSSES        FAIR VALUE   LOSSES
                               ------------    ----------    ----------    ----------    ------------ ----------
                                                          (IN THOUSANDS)
FIXED MATURITIES, AVAILABLE
 FOR SALE
U.S. Treasury securities and
 obligations of U.S.
 government authorities and
 agencies.....................  $   22,796      $    101      $      -      $      -      $   22,796   $    101
Obligations of U.S. states
 and their political
 subdivisions.................      23,989           352             -             -          23,989        352
Foreign government bonds......       4,891           204             -             -           4,891        204
Corporate securities..........   1,467,078       154,683       258,113        75,471       1,725,191    230,154
Commercial mortgage-backed
 securities...................     321,414        55,557       111,996        32,630         433,410     88,187
Asset-backed securities.......     425,154        54,640       111,181        28,602         536,335     83,242
Residential mortgage-backed
 securities...................      13,575         1,446         9,732         2,422          23,307      3,868
                               -----------      --------      --------      --------      ----------   --------
 Total........................  $2,278,897      $266,983      $491,022      $139,125      $2,769,919   $406,108
                               ===========      ========      ========      ========      ==========   ========
EQUITY SECURITIES, AVAILABLE
 FOR SALE.....................  $   15,842      $ 11,154      $      -      $      -      $   15,842   $ 11,154
                               ===========      ========      ========      ========      ==========   ========

The gross unrealized losses at December 31, 2009 and 2008 are composed of $28 million and $291 million related high or highest quality securities based on NAIC or equivalent rating and $46 million and $115 million related to other than high or highest quality securities based on NAIC or equivalent rating, respectively. At December 31, 2009, $39 million of the gross unrealized losses represented declines in value of greater than 20%, $4 million of which had been in that position for less than six months, as compared to $229 million at December 31, 2008 that represented declines in value of greater than 20%, $223 million of which had been in that position for less than six months. At December 31, 2009, the $53 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the manufacturing and utilities sectors of the Company's corporate securities. At December 31, 2008, the $139 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the manufacturing and utilities sectors of the Company's corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2009 or 2008. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2009, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

As of December 31, 2009 securities with a fair value of $6 million and gross unrealized losses of $0.8 million that have been in a continuous unrealized loss position for twelve months or more represent perpetual preferred securities, which have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2009 and 2008. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2009 or 2008.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


3. INVESTMENTS (CONTINUED)

SECURITIES PLEDGED AND SPECIAL DEPOSITS

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and future contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                      2009      2008
                                                   ---------- --------
                                                     ( IN THOUSANDS)
          Fixed maturity securities, available
           for sale - all other...................    199,852  153,713
                                                   ---------- --------
          Total securities pledged................ $  199,852 $153,713
                                                   ========== ========

As of December 31, 2009, the carrying amount of the associated liabilities supported by the pledged collateral was $208 million. Of this amount, $12 million was "Securities sold under agreements to repurchase" and $196 million was "Cash collateral for loaned securities. As of December 31, 2008, the carrying amount of the associated liabilities supported by the pledged collateral was $154 million. Of this amount, $45 million was "Securities sold under agreements to repurchase" and $109 million was "Cash collateral for loaned securities."

Fixed maturities of $4 million at December 31, 2009 and 2008 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                                   2009           2008           2007
                                                                             -------------- -------------- --------------
                                                                                            (IN THOUSANDS)
Balance, beginning of year..................................................     $2,602,085     $2,174,315     $1,959,431
Capitalization of commissions, sales and issue expenses.....................        545,418        471,771        490,422
Amortization................................................................      (294,286)      (308,617)      (285,443)
Change in unrealized investment gains/(losses)..............................      (369,723)        264,616         13,071
Impact of adoption of guidance on accounting for deferred acquisition costs
in connection with modifications or exchanges of insurance contracts........              -              -        (3,166)
                                                                             -------------- -------------- --------------
Balance, end of year........................................................     $2,483,494     $2,602,085     $2,174,315
                                                                             ============== ============== ==============

Deferred acquisition costs include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Arizona Reinsurance Captive Company, or "PARCC," and Prudential Arizona Reinsurance III Company, or "PAR III" discussed in Note 13 to the Consolidated Financial Statements.

Ceded capitalization in the above table amounted to $220 million, $126 million and $123 million in 2009, 2008 and 2007 respectively. Ceded amortization amounted to $53 million, $22 million and $16 million in 2009, 2008 and 2007 respectively.

5. POLICYHOLDERS' LIABILITIES

FUTURE POLICY BENEFITS

Future policy benefits at December 31, are as follows:

                                              2009           2008
                                         -------------- --------------
                                                (IN THOUSANDS)
       Life insurance - domestic........    $ 2,195,902    $ 1,757,415
       Life insurance - Taiwan..........        786,044        701,160
       Individual and group annuities...         54,241         51,366
       Policy claims and other contract
        liabilities.....................        109,333      1,008,140
                                         -------------- --------------
       Total future policy benefits.....     $3,145,520     $3,518,081
                                         ============== ==============

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities with life contingencies that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the aggregate of
(1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5. POLICYHOLDERS' LIABILITIES (CONTINUED)

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of present values range from 1.06% to 14.75%, with approximately 17.43% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience. The interest rates used in the determination of the present values range from 1.13% to 6.32%.

POLICYHOLDERS' ACCOUNT BALANCES

Policyholders' account balances at December 31, are as follows:

                                                  2009          2008
                                              ------------- -------------
                                                    (IN THOUSANDS)
     Interest-sensitive life contracts.......   $ 3,954,459   $ 3,689,624
     Individual annuities....................     2,172,332     2,085,002
     Guaranteed interest accounts............       274,434       272,934
     Other...................................       393,496       274,448
                                              ------------- -------------
     Total policyholders' account balances...   $ 6,794,721   $ 6,322,008
                                              ============= =============

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 3.00% to 5.30% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.00% to 11.00% with less than 1.00% of policyholders' account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 3.00% to 6.25%. Interest crediting rates range from 1.00% to 6.23% for other.

6. REINSURANCE

The Company participates in reinsurance, with Prudential Insurance, Prudential of Taiwan, Prudential Arizona Reinsurance Captive Company, or "PARCC", Universal Prudential Arizona Reinsurance Company, or "UPARC", Pruco Re and Prudential Arizona Reinsurance III Company, or "PAR III", in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability resulting from such inability of reinsurers to meet their obligation is considered to be remote.

Effective December 31, 2008 the Company, excluding its subsidiaries, entered into a coinsurance agreement with an affiliate, PAR III, providing for the 90% reinsurance of its Return of Premium ("ROP") Term Life policies issued on or after January 1, 2009.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company's reinsurance of all its Taiwan business as of February 1, 2001, are described further in Note 13 of the Consolidated Financial Statements.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the years December 31, are as follows:

                               2009                                      2008            2007
------------------------------------------------------------------  --------------- --------------
                                                                     (in thousands)

Gross premiums and policy charges and fee income.. $      1,896,683 $    1,717,526  $    1,604,200
Reinsurance ceded.................................      (1,171,957)      (954,583)       (854,254)
                                                   ---------------- --------------  --------------
Net premiums and policy charges and fee income.... $        724,726 $      762,943  $      749,946
                                                   ---------------- --------------  --------------

Policyholders' benefits ceded..................... $        515,539 $      496,280  $      434,522
Realized capital (losses)/gains net, associated
 with derivatives................................. $    (1,183,687) $    1,059,476  $       35,557

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


6. REINSURANCE (CONTINUED)

Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income.

Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

In 2009, reinsurance ceded included a $17 million expense due to an underpayment to an affiliate in prior periods and in 2008 reinsurance ceded included a $49 million benefit from an adjustment due to an overpayment to an affiliate in prior periods,

Realized investment gains and losses include the reinsurance of certain of the Company's embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains". The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. The Company also sells certain universal life products that contain a no lapse guarantee provision. The Company entered into an agreement with UPARC (See Note 13 to the Consolidated Financial Statements) to reinsure these guarantees. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative.

Reinsurance recoverables included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                     (in thousands)
                             2009                                 2008
   ---------------------------------------------------------  ------------
   Domestic life insurance - affiliated.......    $ 1,606,000  $ 2,340,962
   Domestic life insurance - unaffiliated.....          4,050        1,540
   Taiwan life insurance-affiliated...........        786,045      701,160
                                               -------------- ------------
                                                  $ 2,396,095  $ 3,043,662
                                               ============== ============

Substantially all reinsurance contracts are with affiliates as of December 31, 2009 and 2008. These contracts are described further in Note 13 of the Consolidated Financial Statements.

The gross and net amounts of life insurance in- force as December 31, were as follows:

                                       2009            2008            2007
                                  --------------- --------------- ---------------
                                                  (in thousands)
Gross life insurance in force....  $  517,012,733  $  450,675,048  $  388,072,515
Reinsurance ceded................   (465,245,943)   (405,820,776)   (346,204,265)
                                  --------------- --------------- ---------------
Net life insurance in force......  $   51,766,790  $   44,854,272  $   41,868,250
                                  =============== =============== ===============

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees, which arise upon election of the applicable optional living benefit or optional death benefit, include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period including withdrawal and living benefits payable during specified periods. The Company also offers an enhanced withdrawal benefit should a contractholder not be able to perform normal activities of daily living.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits." In 2009, 2008 and 2007 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (CONTINUED)


For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (CONTINUED)


The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2009 and 2008, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                               DECEMBER 31, 2009                        DECEMBER 31, 2008
                                    ---------------------------------------- ----------------------------------------
                                                          AT ANNUITIZATION /                       AT ANNUITIZATION /
                                    IN THE EVENT OF DEATH  ACCUMULATION (1)  IN THE EVENT OF DEATH  ACCUMULATION (1)
                                    --------------------- ------------------ --------------------- ------------------
VARIABLE ANNUITY CONTRACTS                       (IN THOUSANDS)                           (IN THOUSANDS)

 RETURN OF NET DEPOSITS
 Account value.....................       $9,277,670             N/A              $4,851,040              N/A

 Net amount at risk................         $275,876             N/A                $812,387              N/A

 Average attained age of
 contractholders...................       61 years               N/A               62 years               N/A

 MINIMUM RETURN OR CONTRACT VALUE

 Account value.....................       $9,397,969          $12,015,386         $7,786,709           $6,509,124

 Net amount at risk................       $2,255,244             $773,487         $3,648,143           $1,288,590

 Average attained age of
 contractholders...................       66 years             62 years            66 years             62 years

 Average period remaining until
 earliest expected
 annuitization.....................         N/A               2.21 years             N/A               3.2 years

 (1) INCLUDES INCOME AND
 WITHDRAWAL BENEFITS AS
 DESCRIBED HEREIN

 MARKET VALUE ADJUSTED ANNUITIES      UNADJUSTED VALUE      ADJUSTED VALUE     UNADJUSTED VALUE      ADJUSTED VALUE
                                    ---------------------------------------- ----------------------------------------
Account value......................         $180,099             $187,867           $205,546             $206,669

                                      DECEMBER 31, 2009   DECEMBER 31, 2008
                                    ----------------------------------------
                                             IN THE EVENT OF DEATH
                                    ----------------------------------------
 VARIABLE LIFE, VARIABLE UNIVERSAL               (IN THOUSANDS)
 LIFE AND
 UNIVERSAL LIFE CONTRACTS


 NO LAPSE GUARANTEES


 Separate account value............       $2,157,765           $1,602,802


 General account value.............       $1,517,912           $1,216,324


Net amount at risk.................      $49,987,909          $45,408,328

 Average attained age of
 contractholders...................         50 years             50 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                      DECEMBER 31, 2009   DECEMBER 31, 2008
                                    --------------------- ------------------


                                                 (IN THOUSANDS)


Equity funds.......................     $  5,100,008         $  5,241,841


Bond funds.........................        1,662,669            1,281,743


Balanced funds.....................        9,216,382            3,413,707


Money market funds.................          323,689              481,372


Specialty funds....................          151,380               66,501
                                    ----------------------------------------
 Total.............................     $ 16,454,128         $ 10,485,164
                                    ========================================

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (CONTINUED)


In addition to the above mentioned amounts invested in separate account investment options, $2.222 billion and $2.153 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2009 and 2008, respectively.

LIABILITIES FOR GUARANTEED BENEFITS

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum income and withdrawal benefits ("GMIWB") and guaranteed minimum accumulation benefits ("GMAB") features are considered to be bifurcated embedded derivatives are recorded at fair value. Changes in the fair value of these embedded derivatives, along with any fees attributed or payments made relating to the embedded derivative are recorded in "Realized investment gains (losses), net." The liabilities for GMAB and GMIWB are included in "Future policy benefits."

                                                                                     GMIWB -
                                                        GMDB               GMIB       GMAB        TOTAL
                                            ---------------------------- --------- ----------- -----------
                                            Variable    Variable Life,     Variable Annuity
                                            Annuity   Variable Universal
                                                       Life & Universal
                                                             Life
                                                                    (in thousands)
Balance as of January 1, 2007..............   $42,622      $26,426         $17,736    $(8,336)     $78,448
 Incurred guarantee benefits /(1)/.........     4,247       28,758         (8,831)      43,569      67,743
 Paid guarantee benefits...................  (11,198)         -                  -           -    (11,198)
                                            ---------      --------      --------- ----------- -----------
Balance as of December 31, 2007............   $35,671      $55,184          $8,905     $35,233    $134,993
 Incurred guarantee benefits /(1)/.........   162,244       32,311          32,112     759,407     986,074
 Paid guarantee benefits...................  (35,346)       (756)                -           -    (36,102)
                                            ---------      --------      --------- ----------- -----------
Balance as of December 31, 2008............  $162,569      $86,739         $41,017    $794,640  $1,084,965
 Incurred guarantee benefits /(1)/.........  (13,709)       63,694        (14,478)   (812,179)   (776,672)
 Paid guarantee benefits...................  (68,937)      (7,262)               -           -    (76,199)
                                            ---------      --------      --------- ----------- -----------
Balance as of December 31, 2009............   $79,923      $143,171        $26,539   $(17,539)    $232,094
                                            =========      ========      ========= =========== ===========

(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an automatic investment rebalancing element that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provides a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which is available under only one of the Company's GMIWBs) guarantees that a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contract holder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. Certain GMIWB features include an automatic rebalancing element that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (CONTINUED)


As part of risk management strategy in addition to reinsurance, Pruco Re. hedges or limits exposure to these risks through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate swaps. The automatic rebalancing element included in the design of certain variable annuity products transfers assets between contractholder sub-accounts depending on a number of factors, including the investment performance of the sub-accounts. Negative investment performance may result in transfers to either a fixed-rate general account option or a separate account bond portfolio. In certain situations, assets may transfer back when investment performance improves. Other product design elements we utilize for certain products to manage these risks include asset allocation and minimum purchase age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into three broad categories, (1) those that utilize both an automatic rebalancing element and capital markets hedging, such as for certain GMIWB riders; (2) those that utilize only capital markets hedging, such as for certain legacy GMIWB and GMAB riders; and (3) those with risks we have deemed suitable to retain, such as for GMDB and GMIB riders. Riders in category 1 from above also include GMDB riders, and as such the GMDB risk in these riders benefits from the automatic rebalancing element.

SALES INDUCEMENTS

The Company defers sales inducements and amortizes them over the anticipated life of the annuity using the same methodology and assumptions use to amortize deferred policy acquisition costs. The Company offers certain sales inducements. These inducements include a bonus, whereby (subject to certain limitations) each purchase payment submitted by a contractholder is increased by an amount equal to a specified percentage of the purchase payment. Changes in deferred sales inducements are as follows:

                                             2009         2008        2007
                                          ----------- ------------ -----------
                                                     (IN THOUSANDS)
 Balance, beginning of year..............   $ 269,310    $ 215,057   $ 182,578
 Capitalization..........................      94,526       71,899      57,253
 Amortization............................    (47,565)     (17,646)    (24,774)
 Change in unrealized investment gains
  and (losses)...........................    (19,930)            -           -
                                          ----------- ------------ -----------
 Balance, end of year....................   $ 296,341    $ 269,310   $ 215,057
                                          =========== ============ ===========

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to $106 million, $(566) million, and $61 million for the years ended December 31, 2009, 2008, and 2007, respectively. Statutory surplus of the Company amounted to $875 million and $601 million at December 31, 2009 and 2008, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is $87 million capacity to pay a dividend in 2010 without prior approval. The Company paid a dividend of $102 million, and returned capital of $198 million, to its parent company in 2007. In 2008 and 2009, there were no dividends nor any returns of capital paid to the parent company.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


9. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                  2009          2008         2007
                                              ------------- ------------- ----------
                                                          (IN THOUSANDS)
Current tax expense (benefit):
 U.S.........................................   $    93,658   $ (126,180)   $  8,570
                                              ------------- ------------- ----------
Total........................................        93,658     (126,180)      8,570
                                              ------------- ------------- ----------

Deferred tax expense (benefit):
 U.S.........................................     (229,618)       191,184     55,842
                                              ------------- ------------- ----------
Total........................................     (229,618)       191,184     55,842
                                              ------------- ------------- ----------

 Total income tax expense (benefit) on
 income from operations......................   $ (135,960)   $    65,004   $ 64,412
 Other comprehensive (loss) income...........       111,335      (83,046)    (3,062)
 Cumulative effect of changes in accounting
   policy....................................        10,637             -      (693)
                                              ------------- ------------- ----------
Total income tax expense (benefit) on
 continuing operations.......................   $  (13,988)   $  (18,042)   $ 60,657
                                              ============= ============= ==========

The Company's income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of ($201.8) million, $314.3 million and $311.7 million, and no income from foreign operations for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                  2009        2008       2007
                                              ------------ ---------- -----------
                                                        (IN THOUSANDS)
Expected federal income tax expense (benefit)  $  (70,612)  $ 110,015  $  109,111
Non-taxable investment income................     (35,900)   (43,914)    (45,952)
Tax credits..................................      (2,270)    (4,974)     (5,203)
Expiration of statute of limitations and
 related interest............................     (33,812)          -           -
Other........................................        6,634      3,877       6,456
                                              ------------ ---------- -----------
Total income tax expense (benefit) on
 continuing operations.......................  $ (135,960)  $  65,004  $   64,412
                                              ============ ========== ===========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                      2009         2008
                                                  ------------ ------------
                                                       (IN THOUSANDS)
    Deferred tax assets
     Insurance reserves..........................  $   101,831  $   202,239
     Net unrealized investment losses on
       securities................................            -      113,853
     Investments.................................      149,767            -
     Other.......................................            -       29,930
                                                  ------------ ------------
     Deferred tax assets.........................      251,598      346,022
                                                  ------------ ------------

    Deferred tax liabilities
     Insurance reserves..........................  $         0  $         -
     Deferred acquisition costs..................      627,253      710,583
     Investments.................................            -      195,900
     Net unrealized gains on securities..........       74,916            -
     Other.......................................        2,242            -
                                                  ------------ ------------
     Deferred tax liabilities....................      704,411      906,482
                                                  ------------ ------------

    Net deferred tax asset (liability)...........  $ (452,813)  $ (560,460)
                                                  ============ ============

As of December 31, 2009, the Company had no ordinary or capital losses or tax credits that are attributed to reduce taxes in future years.

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(6) any unique tax rules that would impact the utilization of the deferred

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


9. INCOME TAXES (CONTINUED)

tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company had no valuation allowance as of December 31, 2009, 2008 and 2007.

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable.

On January 1, 2007, the Company adopted the revised authoritative guidance for accounting for uncertainty in income taxes which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. Adoption of this new guidance resulted in an increase to the Company's income tax liability and a decrease to retained earnings of $0.7 million as of January 1, 2007.

The Company's unrecognized tax benefits as of January 1, 2007 and as of December 31, 2007, 2008 and 2009 are as follows:

                                                            UNRECOGNIZED    TOTAL
                                              UNRECOGNIZED  TAX BENEFITS UNRECOGNIZED
                                              TAX BENEFITS    2002 AND   TAX BENEFITS
                                              PRIOR TO 2002   FORWARD     ALL YEARS
                                              ------------- ------------ ------------
                                                          (IN THOUSANDS)
Amounts as of January 1, 2007................   $  45,118      $6,608     $  51,726
Increases in unrecognized tax benefits taken
 in prior period.............................          --          --            --
(Decreases) in unrecognized tax benefits
 taken in prior period.......................          --       (826)         (826)
                                                ---------      ------     ---------
Amounts as of December 31, 2007..............   $  45,118      $5,782     $  50,900
Increases in unrecognized tax benefits taken
 in prior period.............................          --         297           297
(Decreases) in unrecognized tax benefits
 taken in prior period.......................          --          --            --
                                                ---------      ------     ---------
Amounts as of December 31, 2008..............   $  45,118      $6,079     $  51,197
Increases in unrecognized tax benefits taken
 in prior period.............................          --          --            --
(Decreases) in unrecognized tax benefits
 taken in prior period.......................          --       (826)         (826)
Settlements with parent......................    (17,197)          --      (17,197)
Settlements with taxing authorities..........          --          --            --
(Decreases) in unrecognized tax benefits as
 a result of lapse of the applicable statute
 of limitations..............................    (26,431)          --      (26,431)
                                                ---------      ------     ---------
Amounts as of December 31, 2009..............   $   1,490       5,253         6,743
                                                =========      ======     =========

Unrecognized tax benefits that, if
recognized, would favorably impact the
effective rate as of December 31, 2007.......   $  45,118      $   --     $  45,118
                                                =========      ======     =========
Unrecognized tax benefits that, if
recognized, would favorably impact the
effective rate as of December 31, 2008.......   $  45,118      $   --     $  45,118
                                                =========      ======     =========
Unrecognized tax benefits that, if
recognized, would favorably impact the
effective rate as of December 31, 2009.......   $   1,490      $   --     $   1,490
                                                =========      ======     =========

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2009, 2008, and 2007, respectively, the Company recognized $(4.9), $1.2, and $0.7 million in the consolidated statement of operations and recognized $1.3, $6.0 and $4.8 million in liabilities in the consolidated statement of financial position for tax-related interest and penalties.

During 2009, in accordance with the terms of the tax sharing agreement with its parent, Prudential Financial, the Company settled $17 million of its contingent tax liability with PFI and was relieved of any future obligation related thereto. The liability is primarily related to tax years prior to 2002. The settlement of this liability was recorded as an increase to additional paid-in capital.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service, ("IRS") or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 tax year expired on April 30, 2009. The statute of limitations for the 2003 tax year expired on July 31, 2009. The statute of limitations for the 2004 and 2005 tax years is set to expire in June 2010. Tax years 2006 through 2008 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

As discussed above, the completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. As such, 2009 benefited from a reduction to the liability for unrecognized tax benefits and interest of $34 million, primarily related to tax years prior to 2002 as a result of the expiration of the statute of limitations for the 2002 and 2003 tax years, and related interest.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


9. INCOME TAXES (CONTINUED)


The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2008, current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On
February 1, 2010, the Obama Administration released the "General Explanations of the Administration's Revenue Proposals." Although the Administration has not released proposed statutory language, one proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulation or legislation, could increase actual tax expense and reduce the Company's consolidated net income. These activities had no impact on the Company's 2007, 2008 or 2009 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company has agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and has taken no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a refund was received in February 2009. The Company believes that its return position with respect to the calculation of the DRD is technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment and to pursue such other actions as appropriate. These activities had no impact on the Company's 2007, 2008 or 2009 results.

In January 2007, the IRS began an examination of tax years 2004 through 2006. For tax years 2007, 2008 and 2009, the Company participated in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management's expectation this program will shorten the time period between the filing of the Company's federal income tax returns and the IRS's completion of its examination of the returns.

10.FAIR VALUE OF ASSETS AND LIABILITIES

FAIR VALUE MEASUREMENT - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: (i) many transactions, (ii) current prices,
(iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company's Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


10.FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)


Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company's assumptions about the assumptions market participants would use in pricing the asset or liability. The Company's Level 3 assets and liabilities primarily include: certain asset-backed securities collateralized by sub-prime mortgages as discussed below, certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company's understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2009 and December 31, 2008 these over-rides on a net basis were not material.

INACTIVE MARKETS - During 2009, the Company observed that the volume and level of activity in the market for asset-backed securities collateralized by sub-prime mortgages remained at historically low levels. This stood in particular contrast to the markets for other structured products with similar cash flow and credit profiles, which experienced an increase in the level of activity beginning in the second quarter of 2009. The Company also observed significant implied relative liquidity risk premiums, yields, and weighting of "worst case" cash flows for asset-backed securities collateralized by sub-prime mortgages in comparison with our own estimates for such securities. In contrast, the liquidity of other spread-based asset classes, such as corporate bonds, high yield and consumer asset-backed securities, such as those collateralized by credit cards or autos, which were previously more correlated with sub-prime securities, improved in the second and third quarter of 2009. Based on this information, the Company concluded as of June 30, 2009 and continuing through December 31, 2009 that the market for asset-backed securities collateralized by sub-prime mortgages was inactive and also determined the pricing quotes it received were based on limited market transactions, calling into question their representation of observable fair value.

Based on this conclusion, in determining the fair value of certain asset-backed securities collateralized by sub-prime mortgages, the Company considered both third-party pricing information, and an internally developed price, based on a discounted cash flow model. The discount rate used in the model was based on observed spreads for other similarly structured credit markets which were active and dominated by observable orderly transactions. The Company also applied additional risk premiums to the discount rate to reflect the relative illiquidity and asset specific cash flow uncertainty associated with asset-backed securities collateralized by sub-prime mortgages. This combined security specific additional spread reflects the Company's judgment of what an investor would demand for taking on such risks in an orderly transaction under current market conditions, and is significantly higher than would be indicative of historical spread differences between structured credit asset classes when all asset classes had active markets dominated with orderly transactions. The Company believes these estimated spreads are reflective of current market conditions in the sub-prime mortgage market and these spread estimates are further supported by their relationship to recent observations of limited transactions in sub-prime securities. Using this discount rate, valuations were developed based on the expected future cash flows of the assets. In determining how much weight to place on the third-party pricing information versus our discounted cash flow valuation, the Company considered the level of inactivity and the amount of observable information. The Company weighted third-party pricing information as little as 30% where it had little observable market information, and as much as 100% where more observable information was available. As a result, as of December 31,2009, the Company reported fair values for these sub-prime securities which were net $15 million higher than the estimated fair values received from independent third party pricing services or brokers. The adjusted fair value of these securities was $95 million, which was reflected within Level 3 in the fair value hierarchy as of December 31, 2009, based on the unobservable inputs used in the discounted cash flow model and the limited observable market activity.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


10.FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)


ASSETS AND LIABILITIES BY HIERARCHY LEVEL - The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2009.

                                                     LEVEL 1      LEVEL 2     LEVEL 3      TOTAL
                                                     -------      -------     -------      -----
                                                                    (IN THOUSANDS)
 Fixed maturities, available for sale:
 U.S. Treasury securities and obligations of U.S.
 government authorities and agencies.............. $          - $    171,660 $        - $    171,660
 Obligations of U.S. states and their political
 subdivisions.....................................            -       16,002          -       16,002
 Foreign government bonds.........................            -       43,193      1,082       44,275
 Corporate securities.............................            -    3,925,335     32,462    3,957,797
 Asset-backed securities..........................            -      315,315    135,466      450,781
 Commercial mortgage-backed securities............            -      501,616          -      501,616
 Residential mortgage-backed securities...........            -      711,942          -      711,942
                                                   ------------ ------------ ---------- ------------
 Sub-total........................................            -    5,685,063    169,010    5,854,073
Other trading account assets:
Asset-backed securities...........................            -       20,648      1,182       21,830
Commercial mortgage-backed securities.............            -        5,107          -        5,107
                                                   ------------ ------------ ---------- ------------
 Sub-total........................................            -       25,755      1,182       26,937

Equity securities, available for sale.............        6,929       16,880      3,833       27,642
Short term investments............................       20,083      152,830          -      172,913
Cash and cash equivalents.........................            -      139,589          -      139,589
Other assets......................................            -       49,552    159,618      209,170
                                                   ------------ ------------ ---------- ------------
 Sub-total excluding separate account assets......       27,012    6,069,669    333,643    6,430,324

Separate account assets (1).......................   17,970,733    7,039,869    152,675   25,163,277
                                                   ------------ ------------ ---------- ------------

 Total assets..................................... $ 17,997,745 $ 13,109,538 $  486,318 $ 31,593,601
                                                   ============ ============ ========== ============

Future policy benefits............................            -            -   (17,539)     (17,539)

Other liabilities.................................          264     (19,736)      (960)     (20,432)
                                                   ------------ ------------ ---------- ------------

 Total liabilities................................ $        264 $   (19,736) $ (18,499) $   (37,971)
                                                   ============ ============ ========== ============

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statement of Financial Position.

The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2008.

                                           LEVEL 1       LEVEL 2      LEVEL 3      TOTAL
                                           -------       -------      -------      -----
                                                           (IN THOUSANDS)
Fixed maturities, available for sale.... $         --   $ 4,479,986     $64,176  $4,544,162
Other trading account assets............           --         8,878       1,089       9,967
Equity securities, available for sale...          181        15,723         968      16,872
Other long-term investments.............           --        22,347    (17,167)       5,180
Short-term investments..................       26,691        49,504          --      76,195
Cash and cash equivalents...............           --       594,262          --     594,262
Other assets............................           --        13,699   1,157,884   1,171,583
                                         ------------ ------------- ----------- -----------
 Sub-total excluding separate account
   assets...............................       26,872     5,184,399   1,206,950   6,418,221
Separate account assets (1).............   11,109,765     6,310,449     154,316  17,574,530
                                         ------------ ------------- ----------- -----------
 Total assets........................... $ 11,136,637  $ 11,494,848  $1,361,266 $23,992,751
                                         ============ ============= =========== ===========
Future policy benefits..................           --            --     794,640     794,640
                                         ------------ ------------- ----------- -----------
 Total liabilities...................... $         --  $         --  $  794,640 $   794,640
                                         ============ ============= =========== ===========

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statement of Financial Position.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


10.FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)


The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized as follows:

FIXED MATURITY SECURITIES - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. In order to validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally developed valuation. As of December 31, 2009 and 2008 over-rides on a net basis were not material. Internally developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in our fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. Accordingly, these securities have been reflected within Level 3. Significant unobservable inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cash flows, default rate assumptions, and liquidity assumptions. These inputs are usually considered unobservable, as not all market participants will have access to this data.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds' net asset value (NAV). Any restrictions on the ability to redeem interests in these funds at NAV are considered to have a de minimis effect on the fair value. Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

TRADING ACCOUNT ASSETS - consist principally of public bonds whose fair values are determined consistent with similar instruments described above under "Fixed Maturity Securities".

EQUITY SECURITIES - consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company's assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

DERIVATIVE INSTRUMENTS - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk and liquidity as well as other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The majority of the Company's derivative positions is traded in the over-the-counter (OTC) derivative market and is classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, non-binding broker-dealer quotations, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, are determined using discounted cash flow models. These models' key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, yield curves, index dividend yields, non-performance risk and volatility.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


10.FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)


OTC derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer credit rating deterioration. The vast majority of the Company's derivative agreements are with highly rated major international financial institutions. To reflect the market's perception of its non-performance risk, the Company incorporates an additional spread over London Interbank Offered Rate ("LIBOR") into the discount rate used in determining the fair value of OTC derivative assets and liabilities, after consideration of the impacts of two-way collateral posting. Most OTC derivative contracts have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company's policy is to use mid-market pricing in determining its best estimate of fair value.

Level 3 includes OTC derivatives where the bid ask spreads are generally wider than derivatives classified within Level 2 thus requiring more judgment in estimating the mid-market price of such derivatives. Derivatives classified as Level 3 include first-to-default credit basket swaps and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs values from less actively traded markets. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company's fair values to broker-dealer values.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS - include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

OTHER ASSETS - other assets carried at fair value include reinsurance recoverables related to the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are described further below in "Future Policy Benefits". Also included in other assets are certain universal life products that contain a no lapse guarantee provision. The reinsurance agreements covering these guarantees are derivatives and are accounted for in the same manner as an embedded derivative.

FUTURE POLICY BENEFITS - The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of the GMAB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate its own risk of non-performance in the valuation of the embedded derivatives associated with its optional living benefit features and no lapse feature on certain universal life products. Since insurance liabilities are senior to debt, the Company believes that reflecting the claims-paying ratings of the Company in the valuation of the liability appropriately takes into consideration the Company's own risk of non-performance. Historically, the expected cash flows were discounted using forward LIBOR interest rates, which were commonly viewed as being consistent with AA quality claims-paying ratings. However, in light of first quarter of 2009 developments, including rating agency downgrades to the claims-paying ratings of the Company's insurance subsidiaries, the Company determined that forward LIBOR interest rates were no longer indicative of a market participant's view of the Company's claims-paying ability. As a result, beginning in the first quarter of 2009, to reflect the market's perception of its non-performance risk, the Company incorporated an additional spread over LIBOR into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features, thereby increasing the discount rate and reducing the fair value of the embedded derivative liabilities. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the claims-paying ability of the Company's insurance subsidiaries, as indicated by the credit spreads associated with funding agreements issued by these affiliated companies. The Company adjusts these credit spreads to remove any liquidity risk premium. The additional spread over LIBOR incorporated into the discount rate as of December 31, 2009 generally ranged from 75 to 150 basis points for the portion of the interest rate curve most relevant to these liabilities.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company's variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company's optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


10.FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)


The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

                                                               YEAR ENDED DECEMBER 31, 2009
                                      ------------------------------------------------------------------------------
                                                                                           FIXED
                                                                                        MATURITIES,
                                           FIXED          FIXED          FIXED         AVAILABLE FOR
                                        MATURITIES,    MATURITIES,    MATURITIES,         SALE -
                                       AVAILABLE FOR  AVAILABLE FOR  AVAILABLE FOR      RESIDENTIAL       EQUITY
                                      SALE - FOREIGN     SALE -      SALE - ASSET-       MORTGAGE-      SECURITIES,
                                        GOVERNMENT      CORPORATE        BACKED           BACKED       AVAILABLE FOR
                                           BONDS       SECURITIES      SECURITIES       SECURITIES         SALE
                                      --------------- ------------- ---------------- ----------------- -------------
                                                                      (IN THOUSANDS)
Fair value, beginning of period......    $    867     $     13,357     $   43,642       $     6,309    $        968
 Total gains or (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net:..................          --          (2,344)       (10,559)                --             (2)
    Asset management fees and
     other income....................          --               --             --                --              --
   Included in other comprehensive
    income (loss)....................         217            3,991         42,357                43           2,864
 Net investment income...............         (2)              916          1,004                --              --
 Purchases, sales, issuances, and
   settlements.......................          --          (4,636)       (20,381)           (1,252)              --
 Foreign currency translation........          --               --             --                --              --
 Transfers into Level 3 (2)..........          --           28,257         89,358                --              49
 Transfers out of Level 3 (2)........          --          (7,079)        (9,955)           (5,100)            (46)
                                         --------     ------------     ----------       -----------    ------------
Fair value, end of period............    $  1,082     $     32,462     $  135,466       $        --    $      3,833
                                         ========     ============     ==========       ===========    ============
Unrealized gains (losses) for the
 period relating to those Level 3
 assets that were still held at
 the end of the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net:..................    $     --     $    (2,904)     $ (10,020)       $        --    $        (2)
    Asset management fees and
     other income....................    $     --     $         --     $       --       $        --    $         --
    Interest credited to
     policyholder account............    $     --     $         --     $       --       $        --    $         --
   Included in other comprehensive
    income (loss)....................    $    217     $      3,986     $   42,587       $        --    $      2,864

                                                               YEAR ENDED DECEMBER 31, 2009
                                      ------------------------------------------------------------------------------
                                       OTHER TRADING
                                      ACCOUNT ASSET -
                                          BACKED                    SEPARATE ACCOUNT                   FUTURE POLICY
                                        SECURITIES    OTHER ASSETS     ASSETS (1)    OTHER LIABILITIES   BENEFITS
                                      --------------- ------------- ---------------- ----------------- -------------
                                                                      (IN THOUSANDS)
Fair value, beginning of period......    $  1,089     $  1,157,884     $  154,316       $  (17,167)    $  (794,640)
 Total gains or (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net...................          --      (1,157,338)        (3,608)            16,207         848,282
    Asset management fees and
     other income....................          93               --             --                --              --
    Interest credited to
     policyholder account............          --               --       (10,140)                --              --
   Included in other comprehensive
    income (loss)....................          --           22,282             --                --              --
 Net investment income...............          --               --             --                --              --
 Purchases, sales, issuances, and
   settlements.......................          --          136,790         17,545                --        (36,103)
 Foreign currency translation........          --               --             --                --              --
 Transfers into Level 3 (2)..........          --               --             --                --              --
 Transfers out of Level 3 (2)........          --               --        (5,438)                --              --
                                         --------     ------------     ----------       -----------    ------------

Fair value, end of period............    $  1,182     $    159,618     $  152,675       $     (960)    $     17,539
                                         ========     ============     ==========       ===========    ============
Unrealized gains (losses) for the
 period relating to those Level 3
 assets that were still held at
 the end of the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net...................    $     --     $  (788,470)     $       --       $    16,215    $    830,739
    Asset management fees and
     other income....................    $     93     $         --     $       --       $        --    $         --
    Interest credited to
     policyholder account............    $     --     $         --     $ (10,141)       $        --    $         --
   Included in other comprehensive
    income (loss)....................    $     --     $         --     $       --       $        --    $         --

--------
(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's consolidated Statement of Financial Position.
(2)Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


10.FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)


TRANSFERS - Transfers into Level 3 for Fixed Maturities Available for Sale totaled $118 million during 2009. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when information from third party pricing services or models with observable inputs were utilized. Transfers out of Level 3 for Fixed Maturities Available for Sale were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2008, as well as the portion of gains or losses included in income for the year ended December 31, 2008, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

                                                YEAR ENDED DECEMBER 31, 2008
                                      ------------------------------------------------
                                          FIXED        EQUITY      OTHER
                                       MATURITIES,   SECURITIES,  TRADING  OTHER LONG-
                                      AVAILABLE FOR AVAILABLE FOR ACCOUNT     TERM
                                          SALE          SALE      ASSETS   INVESTMENTS
                                      ------------- ------------- -------- -----------
                                                       (IN THOUSANDS)
Fair value, beginning of period......  $   107,063    $  4,703    $  1,164 $   (4,768)
 Total gains or (losses)
   (realized/unrealized):............           --          --          --          --
   Included in earnings:.............           --          --          --          --
    Realized investment gains
     (losses), net...................      (7,165)        (19)          --    (12,399)
    Asset management fees and
     other income....................           --          --        (75)          --
    Interest credited to
     policyholder account............           --          --          --          --
   Included in other comprehensive
    income (loss)....................     (20,006)     (2,365)          --          --
 Net investment income...............        (329)          --          --          --
 Purchases, sales, issuances, and
   settlements.......................       41,319          --          --          --
 Transfers into (out of) Level 3
   (2)...............................     (56,706)     (1,351)          --          --
                                       -----------    --------    -------- -----------
Fair value, end of period............  $    64,176    $    968    $  1,089 $  (17,167)
                                       ===========    ========    ======== ===========
Unrealized gains (losses) for the
 period relating to those level 3
 assets that were still held at
 the end of the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net...................  $   (5,390)    $   (19)    $     -- $  (12,394)
    Asset management fees and
     other income....................  $        --    $     --    $   (75) $        --
    Interest credited to
     policyholder account............  $        --    $     --    $     -- $        --
   Included in other comprehensive
    income (loss)....................  $  (20,261)    $(2,366)    $     -- $        --

                                      -------------------------------------------
                                                   SEPARATE ACCOUNT FUTURE POLICY
                                      OTHER ASSETS    ASSETS (1)      BENEFITS
                                      ------------ ---------------- -------------
                                                    (IN THOUSANDS)

Fair value, beginning of period......  $   48,024     $ 172,226      $ (35,232)
 Total gains or (losses)
   (realized/unrealized):............          --            --              --
   Included in earnings:.............          --            --              --
    Realized investment gains
     (losses), net...................   1,066,865            --       (739,407)
    Asset management fees and
     other income....................          --            --              --
    Interest credited to
     policyholder account............          --      (36,648)              --
   Included in other comprehensive
    income...........................     (1,393)            --              --
 Net investment income...............          --            --              --
 Purchases, sales, issuances, and
   settlements.......................      17,899        18,738        (20,001)
 Transfers into (out of) Level 3
   (2)...............................      26,489            --              --
 Other...............................          --            --              --
                                       ----------     ---------      ----------
Fair value, end of period............  $1,157,884     $ 154,316      $(794,640)
                                       ==========     =========      ==========
Unrealized gains (losses) for the
 period ending relating to those
 level 3 assets that were still
 held at the end of the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net...................  $1,067,417     $      --      $(739,961)
    Asset management fees and
     other income....................  $       --     $      --      $       --
    Interest credited to
     policyholder account............  $       --     $(36,648)      $       --
   Included in other comprehensive
    income (loss)....................  $  (1,393)     $      --      $       --

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's consolidated Statement of Financial Position.
(2)Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

TRANSFERS - Net transfers out of Level 3 for Fixed Maturities Available for Sale totaled $57 million for the year ended December 31, 2008. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


10.FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)


FAIR VALUE OF FINANCIAL INSTRUMENTS - The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 11 for a discussion of derivative instruments.

COMMERCIAL MORTGAGE LOANS

The fair value of commercial mortgage loans are primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for the current market spread for similar quality loans.

POLICY LOANS

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

INVESTMENT CONTRACTS - POLICYHOLDERS' ACCOUNT BALANCES

Only the portion of policyholders' account balances and separate account liabilities related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's claims paying ratings, and hence reflect the Company's own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

The following table discloses the Company's financial instruments where the carrying amounts and fair values may differ:

                                                DECEMBER 31, 2009       DECEMBER 31, 2008
                                              ---------------------- ------------------------
                                               CARRYING     FAIR      CARRYING      FAIR
                                                AMOUNT      VALUE      AMOUNT       VALUE
                                              ----------- ---------- ----------- ------------
                                                              (IN THOUSANDS)

ASSETS:
 Commercial mortgage loans................... $ 1,048,346 $1,038,323 $   881,638 $    776,059
 Policy loans................................   1,012,014  1,144,641   1,001,518    1,297,852
LIABILITIES:
Policyholder account balances - Investment
 contracts...................................     507,386    502,033     393,998      396,778

11.DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


11.DERIVATIVE INSTRUMENTS (CONTINUED)


Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

EMBEDDED DERIVATIVES

The Company sells variable annuity products, which contain embedded derivatives. The Company has reinsurance agreements to transfer the risk related to some of these embedded derivatives to affiliates. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models. In the affiliates, the Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above reinsured products' features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. Also, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in the Company's guarantees which reduces the need for hedges. In addition to the hedging of guaranteed risks by Pruco Re, the Company started hedging a portion of the market exposure related to the overall capital position of our variable annuity products.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

                                                    DECEMBER 31, 2009                    DECEMBER 31, 2008
                                            ----------------------------------    --------------------------------
                                                               FAIR VALUE                          FAIR VALUE
                                             NOTIONAL     ---------------------   NOTIONAL    ---------------------
                                              AMOUNT       ASSETS    LIABILITIES   AMOUNT      ASSETS    LIABILITIES
                                            ------------  ---------  -----------  ----------  ---------  -----------
 QUALIFYING HEDGE RELATIONSHIPS                                          (IN THOUSANDS)
Currency/Interest Rate.....................        39,635          -      (1,626)      16,289        649            -
                                                ---------     ------     --------     -------     ------     --------
 TOTAL QUALIFYING HEDGE RELATIONSHIPS...... $      39,635 $        - $    (1,626) $    16,289 $      649 $          -
                                                =========     ======     ========     =======     ======     ========

 NON-QUALIFYING HEDGE RELATIONSHIPS

Interest Rate.............................. $     695,100 $   10,901 $   (24,084) $   103,000 $   11,649 $          -

Currency...................................         2,670         10            -       2,968        150            -

Credit.....................................       112,085     11,173      (4,500)     173,947     10,126     (17,584)

Currency/Interest Rate.....................        77,586          -      (3,898)      15,800        512        (409)

Equity.....................................       355,004      2,300     (10,706)           4         87            -
                                                ---------     ------     --------     -------     ------     --------
TOTAL NON-QUALIFYING HEDGE RELATIONSHIPS... $   1,242,445 $   24,384 $   (43,188) $   295,719 $   22,524 $   (17,993)
                                                =========     ======     ========     =======     ======     ========

TOTAL DERIVATIVES (1)...................... $   1,282,080 $   24,384 $   (44,814) $   312,008 $   23,173 $   (17,993)
                                                =========     ======     ========     =======     ======     ========

(1) Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a liability of $52 million as of December 31, 2009 and a liability of $852 million as of December 31, 2008 included in Future policy benefits.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


11.DERIVATIVE INSTRUMENTS (CONTINUED)


CASH FLOW HEDGES

The Company uses currency swaps in its cash flow hedge accounting relationships. This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                                   YEAR ENDED DECEMBER 31,
                                                               2009          2008          2007

  CASH FLOW HEDGES

  Currency/ Interest Rate
    Net investment income............................... $        170  $           - $          -
    Other Income........................................          (22)            14          (52)
    Accumulated Other Comprehensive Income (Loss) (1)... $     (2,302) $       1,063 $     (1,521)
                                                             --------      ---------     --------
                                                             --------      ---------     --------
              Total cash flow hedges.................... $    (2,154)  $       1,077 $    (1,573)
                                                             --------      ---------     --------

NON- QUALIFYING HEDGES
Realized investment gains (losses)
   Interest Rate........................................ $   (29,765)  $    (13,247) $   (15,150)
   Currency.............................................         (91)          2,385      (1,401)
   Currency/Interest Rate...............................      (6,537)              -            -
   Credit...............................................        9,885        (4,303)      (4,376)
   Equity...............................................     (76,567)           (45)           49
   Embedded Derivatives.................................      870,445      (784,260)     (38,613)
                                                             --------      ---------     --------
              Total non-qualifying hedges............... $    767,370  $   (799,470) $   (59,451)
                                                             --------      ---------     --------
              TOTAL DERIVATIVE IMPACT................... $    765,216  $   (798,393) $   (61,024)
                                                             --------      ---------     --------

    (1)  Amounts deferred in Equity

For the year ended December 31, 2009, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                       (IN THOUSANDS)
                                                       ---------------
              Balance, December 31, 2008.............. $        (672)
              Net deferred losses on cash flow hedges
               from January 1 to December 31, 2009....        (2,472)
              Amount reclassified into current period
               earnings...............................            170
                                                       ---------------
              Balance, December 31, 2009.............. $      (2,974)
                                                               =======

As of December 31, 2009, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 7 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Stockholders' Equity.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


11.DERIVATIVE INSTRUMENTS (CONTINUED)


CREDIT DERIVATIVES WRITTEN

The following tables set forth exposure from credit derivatives where the company has written credit protection excluding embedded derivatives contained in externally-managed investments in the European market, by NAIC rating of the underlying credits as of the dates indicated.

                                       ----------------------
                                        December 31, 2009
                                       ----------------------


                                       First to Default Basket
                                       ----------------------
                         NAIC
                      Designation (1)  Notional   Fair Value
                      ---------------  --------   ----------
                                          (IN MILLIONS)

                            1.........   $  -       $   -
                            2.........     52         (1)
                                         ----       -----
                                           52         (1)
                            3.........      7           -
                            4.........      -           -
                            5.........      5           -
                            6.........      -           -
                                         ----       -----
                          TOTAL          $ 64       $  (1)
                                         ====       =====

                                       ----------------------
                                        December 31, 2008
                                       ----------------------
                                       First to Default Basket
                                       ----------------------
                         NAIC
                      Designation (1)  Notional   Fair Value
                      ---------------  --------   ----------
                                          (IN MILLIONS)

                            1.........   $  5       $ (1)
                            2.........     92        (15)
                                         ----       -----
                                           97        (16)
                            3.........      1           -
                            4.........      -           -
                            5.........      6         (1)
                            6.........      -           -
                                         ----       -----
                          TOTAL          $104       $(17)
                                         ====       =====

(1) First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

The following table sets forth the composition of credit derivatives where the Company has written credit protection excluding embedded derivatives contained in externally-managed investments in European markets, by industry category as of the dates indicated.

                                      DECEMBER 31, 2009       DECEMBER 31, 2008
                                   ----------------------- -----------------------
                                     NOTIONAL   FAIR VALUE   NOTIONAL   FAIR VALUE
INDUSTRY                           ---------- ------------ ---------- ------------
                                                    (IN MILLIONS)
Corporate Securities:
    First to Default Baskets(1)...        64         (1)         104         (17)
                                    --------   ---------   ---------   ----------
Total Credit Derivatives..........     $  64      $  (1)      $  104      $  (17)
                                    ========   =========   =========   ==========

(1)Credit default baskets may include various industry categories.

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company's maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $64 and $104 million notional of credit default swap ("CDS") selling protection at December 31, 2009 and December 31, 2008. These credit derivatives generally have maturities of five years or less.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


11.DERIVATIVE INSTRUMENTS (CONTINUED)

underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Stockholders' Equity under the heading "Accumulated Other Comprehensive Income" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these interests was $85 million and $63 million at December 31, 2009 and December 31, 2008, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2009 the Company had $48 million of outstanding notional amounts, reported at fair value as an asset of $8 million.

CREDIT RISK

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company's over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

The Company manages credit risk by entering into over-the-counter derivative contracts with an affiliate Prudential Global Funding, LLC, see Note 8. The Company effects exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

The Company incorporates the market's perception of non-performance risk in determining the fair value of its OTC derivative assets and liabilities. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

12.CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

CONTINGENT LIABILITIES

On an ongoing basis, the Company's internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

LITIGATION AND REGULATORY MATTERS

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings relating to aspects of the Company's business and operations that are specific to it and proceedings that are typical of the business in which it operates. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Commencing in 2003, Prudential Financial received formal requests for information from the SEC and the New York Attorney General's Office ("NYAG") relating to market timing in variable annuities by certain American Skandia entities. In connection with these investigations, with the approval of Skandia Insurance Company Ltd. (publ) ("Skandia"), an offer was made by American Skandia to the SEC and NYAG, to settle these matters by paying restitution and a civil penalty. In April 2009, AST Investment Services, Inc., formerly named American Skandia Investment Services, Inc. ("ASISI"), reached a resolution of these investigations by the SEC and NYAG into market timing related misconduct involving certain variable annuities. The settlements relate to conduct that generally occurred between January 1998 and September 2003. ASISI is an affiliate of the Company and serves as investment manager for certain investment options under the Company's variable life insurance and annuity products. Prudential Financial acquired ASISI from Skandia in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these investigations. These settlements resolve the investigations by the above named authorities into these matters, subject to the settlement terms. Under the terms of the settlements, ASISI paid a total of $34 million in disgorgement and an additional $34 million as a civil money penalty into a Fair Fund administered by the SEC to compensate those harmed by the market timing related activities. Pursuant to the settlements, ASISI has retained, at its ongoing cost and expense, the services of an Independent Distribution Consultant acceptable to the Staff of the SEC to develop a proposed distribution plan for the distribution of Fair Fund amounts according to a methodology developed in consultation with and acceptable to the Staff. As part of these settlements, ASISI hired an independent third party, which has conducted a compliance review and issued a report of its findings and recommendations to ASISI's Board of Directors, the Audit Committee of the Advanced Series Trust Board of Trustees and the Staff of the SEC. In addition, ASISI has agreed, among other things, to continue to cooperate with the SEC and NYAG in any litigation, ongoing investigations or other proceedings relating to or arising from their investigations into these matters. Under the terms of the purchase agreement pursuant to which Prudential Financial acquired ASISI from Skandia, Prudential Financial was indemnified for the settlements.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


12.CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (CONTINUED)


The Company's litigation and regulatory matters may be subject to many uncertainties, and as a result, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

13.RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

EXPENSE CHARGES AND ALLOCATIONS

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for the twelve months ended December 31, 2009, 2008 and 2007. The expense charged to the Company for the deferred compensation program was $3 million and $2 million for the twelve months ended December 31, 2009 and 2008, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plans for the Company's employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $4.2 million, $3.5 million and $3.5 million in 2009, 2008 and 2007, respectively.

The Company's share of net expense for the pension plans was $8.3 million, $7.7 million and $7.4 million in 2009, 2008 and 2007, respectively.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

AFFILIATED ASSET ADMINISTRATION FEE INCOME

Effective April 1, 2009, the Company amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party whereas the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $13.8 million for the year ended December 31, 2009. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income.

Effective April 15, 2009, PLNJ amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party whereas the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $1.1 million for the year ended December 31, 2009. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


13.RELATED PARTY TRANSACTIONS (CONTINUED)


The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders' account balances invested in PSF. Income received from Prudential Investments LLC, related to this agreement was $10 million for the year ended December 31, 2009. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income.

CORPORATE OWNED LIFE INSURANCE

The Company has sold four Corporate Owned Life Insurance or, "COLI," policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $1.772 billion at December 31, 2009 and $1.217 billion at December 31, 2008, respectively. Fees related to these COLI policies were $37 million, $32 million and $33 million for the years ending December 31, 2009, 2008 and 2007, respectively.

REINSURANCE WITH AFFILIATES

UPARC

The Company, excluding its subsidiaries, reinsures its universal life policies having no lapse guarantees with an affiliated company, UPARC. UPARC reinsures 90% of the net amount of mortality at risk as well as 100% of the risk of uncollectible policy charges and fees associated with the no lapse guarantee provision of these policies. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

The portion of this reinsurance contract related to mortality is accounted for as reinsurance. Reinsurance recoverables related to the reinsurance agreement were $12 million and $366 million as of December 31, 2009 and December 31, 2008, respectively. Fees ceded to UPARC in 2009 and 2008 were $51 million and $39 million, respectively. Benefits ceded to UPARC in 2009, 2008 and 2007 were $48 million and $57 million and $30 million, respectively. The portion of this reinsurance contract related to the no lapse guarantee provision is accounted for as an embedded derivative. Realized losses were $370 billion for December 31, 2009, while realized gains were $340 billion December 31, 2008, respectively, primarily due to the change in non-performance risk in the valuation of embedded derivatives and actual activity related to premiums and benefits. The underlying asset is reflected as a reinsurance recoverable in the Company's Consolidated Statements of Financial Position.

PARCC

The Company reinsures 90% of the risk under its term life insurance policies exclusive of those reinsured by PAR III (see below) through an automatic coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $1.521 billion and $1.137 billion as of December 31, 2009 and December 31, 2008, respectively. Premiums ceded to PARCC in 2009, 2008 and 2007 were $799 million and $654 million and $528 million respectively. Benefits ceded in 2009, 2008 and 2007 were $295 million and $249 million and $197 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $174 million and $130 million and $105 million for the 2009, 2008 and 2007, respectively.

PAR III

The Company, excluding its subsidiaries, reinsures 90% of the risk under its ROP term life insurance policies issued on or after January 1, 2009 through an automatic coinsurance agreement with PAR III. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $3 million as of December 31, 2009. Premiums ceded to PAR III in 2009 were $2 million.

PRUDENTIAL INSURANCE

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Reinsurance recoverables related to this agreement were $53 million and $46 million as of December 31, 2009 and December 31, 2008. Premiums and fees ceded to Prudential Insurance in 2009, 2008 and 2007 were $240 million, $184 million and $203 million, respectively. Benefits ceded in 2009, 2008 and 2007 were $218 million and $172 million and $191, respectively. In addition, there are two yearly renewable term agreements which the Company can offer on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract. The Company is not relieved of its primary obligation to the policyholders as a result of this agreement. Reinsurance recoverables related to this agreement were $8 million and $9 million as of December 31, 2009 and December 31, 2008, respectively. Benefits ceded were $2 million for December 31, 2009 and 2008, respectively.

PRUCO RE

During 2009, the Company, excluding its subsidiaries, entered into new reinsurance agreements with an affiliate as part of its risk management and capital management strategies. Effective August 24, 2009, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime 6 Plus ("HD6 Plus") and Spousal Highest Daily Lifetime 6 Plus ("SHD6 Plus") benefit features sold on certain of its annuities. Fees ceded on this agreement were $0.2 million for December 31, 2009.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


13.RELATED PARTY TRANSACTIONS (CONTINUED)


Effective June 30, 2009, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime 7 Plus ("HD7 Plus") and Spousal Highest Daily Lifetime 7 Plus ("SHD7 Plus") benefit features sold on certain of its annuities. Fees ceded on this agreement were $6.7 million for December 31, 2009.

During 2008, the Company, excluding its subsidiaries entered into two new reinsurance agreements with an affiliate as part of its risk management and capital management strategies. Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its HD7 and SHD7 benefit feature sold on certain of its annuities. Fees ceded on this agreement were $11.2 million and $4.2 million for December 31, 2009 and December 31, 2008, respectively.

Effective January 28, 2008, the Company, excluding its subsidiaries entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its HD GRO benefit feature sold on certain of its annuities. Fees ceded on this agreement were less than $1 million, for December 31, 2009 and December 31, 2008.

The Company reinsures 100% of the risk on its Lifetime Five ("LT5"), Highest Daily Lifetime Five benefit ("HDLT5") and Spousal Lifetime Five benefit ("SLT5") feature sold on certain of its annuities through an automatic coinsurance agreement with Pruco Re. Fees ceded on the LT5 agreement were $15.6 million and $22.5 million for December 31, 2009 and December 31, 2008, respectively.

Effective November 20, 2006, the Company entered into a new coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit ("HDLT5") feature. Fees ceded on this agreement were $4.8 million and $5.4 million for December 31, 2009 and December 31, 2008, respectively.

Effective March 20, 2006, the Company entered into a new coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Spousal Lifetime Five benefit ("SLT5") feature. Fees ceded on this agreement were $1.9 million and $2.3 million for December 31, 2009 and December 31, 2008, respectively.

The Company's reinsurance recoverables related to the above product reinsurance agreements were $9 million and $784 million as of December 31, 2009 and December 31, 2008, respectively. Realized losses were $814 million for December 31, 2009, while realized gains were $720 million December 31, 2008, respectively, primarily due to the change in non-performance risk in the valuation of embedded derivatives and actual activity related to premiums and benefits. The underlying asset is reflected as a reinsurance recoverable in the Company's Consolidated Statements of Financial Position.

TAIWAN BRANCH REINSURANCE AGREEMENT

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of Prudential Financial.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obliges for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.

The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

Affiliated premiums ceded for the periods ended December 31, 2009, 2008 and 2007 from the Taiwan coinsurance agreement were $77 million, $77 million and $82 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2009, 2008 and 2007 from the Taiwan coinsurance agreement were $21 million, $21 million and $17 million, respectively.

Reinsurance recoverable related to the Taiwan coinsurance agreement of $786 million and $701 million at December 31, 2009 and December 31, 2008, respectively.

PURCHASE OF FIXED MATURITIES FROM AN AFFILIATE

During 2009, the Company purchased fixed maturities securities from an affiliated company, Prudential Insurance. The investments included public bonds. These securities were recorded at an amortized cost of $168 million and a fair value of $168 million.

During 2009, the Company purchased fixed maturities securities from an affiliated company, PARCC. The investments included public bonds. These securities were recorded at an amortized cost of $85 million and a fair value of $89 million. The net difference between historic amortized cost and the fair value, net of taxes was $4 million.

During 2007, the Company purchased fixed maturities securities from an affiliated company, Commerce Street. The investments included collateralized mortgage backed securities. These securities were recorded at an amortized cost of $136 million and a fair value of $135 million. The net difference between historic amortized cost and the fair value, net of taxes was $1 million.

During 2007, the Company purchased fixed maturities securities from Prudential Insurance. The investments included public and private placement bonds. These securities were recorded at an amortized cost of $64 million and a fair value of $64 million. The net difference between historic amortized cost and the fair value, net of taxes was less than $1 million.

PRUCO LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


13.RELATED PARTY TRANSACTIONS (CONTINUED)


AFFILIATED LOAN AGREEMENTS

During 2009, the Company issued a loan for $105 million with an affiliate Prudential International Insurance Holdings.

DEBT AGREEMENTS

The Company has an agreement with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance, which allows the Company to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $600 million. The Company had no borrowings outstanding and less than $1 million of borrowings outstanding under this agreement as of December 31, 2009 and December 31, 2008. Interest expense related to this debt was less than $1 million for 2009 and 2008. The related interest was charged at a variable rate ranging from 3.55% to 7.05% for 2009 and .31% to 4.31% for 2008.

DERIVATIVE TRADES

In the ordinary course of business, the Company enters into over-the-counter ("OTC") derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with an external counterparty.

14.QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2009 and 2008 are summarized in the table below:

                                                              THREE MONTHS ENDED
                                              --------------------------------------------------
                                                MARCH 31      JUNE 30   SEPTEMBER 30 DECEMBER 31
                                              --------------------------------------------------
                                                                (IN THOUSANDS)
2009
Total revenues...............................  $   (89,035)  $  239,841  $  258,896   $  331,726
Total benefits and expenses..................       671,273    (71,911)     128,146      215,671
Income/(Loss) from operations before income
 taxes.......................................     (760,308)     311,752     130,750      116,055
Net income...................................  $  (466,220)  $  168,816  $  157,304   $   74,309
                                              ============= =========== ===========  ===========

2008
Total revenues...............................  $    259,712  $  285,789  $  234,086   $  606,999
Total benefits and expenses..................       210,453     212,439     237,546      411,819
Income from operations before income taxes...        49,259      73,350     (3,460)      195,180
Net income...................................  $     40,914  $   64,659  $   15,560   $  128,192
                                              ============= =========== ===========  ===========

                                    PART C

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

(1) Financial Statements of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of December 31, 2009; the Statements of Operations for the period ended December 31, 2009; the Statements of Changes in Net Assets for the periods ended December 31, 2009 and December 31, 2008; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).

(2) Financial Statements of Pruco Life Insurance Company (Depositor) consisting of the Statements of Financial Position as of December 31, 2009 and 2008; and the Related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2009, 2008 and 2007; and the Notes to the Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement).

(b) Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).

(1) Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 3)

(2) Agreements for custody of securities and similar investments--Not
Applicable.

(3) (a) Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company (Depositor). (Note 4)

(b) (1) Form of Affiliated Insurer Amendment to Selling Agreement (Note 9)

(b) (2) List of Broker Dealers selling under original Selling Agreement. (Note
1).

(b) (3) List of Broker Dealers that executed Amendment to Selling Agreement. (Note 1)

(4) (a) Form of B, L, and X Base Contract P-BLX/IND (2/10) and Form of "C" Base Contract P-CR/IND (2/10) (including B, L, X & C schedule pages). (Note 2)

(4) (a)(1) Form of Beneficiary Annuity Schedules (including schedule pages for each X, L, B, and C (P-B-DCD-IND(2-10), P-L-DCD-IND(2/10), (P-X-DCD-IND(2/10) and (P-C-DCD-IND (2/10). (Note 9)

(b) Form of Medically Related Surrender Endorsement P-END-MRS (02/10). (Note 2)

(c) Form of Medically Related Surrender Schedule Supplement P-SCH-MRS (02/10). (Note 2)

(d) Form of Return of Adjusted Purchase Payments Death Benefit Rider P-RID-ROP (02/10). (Note 2)

(e) Form of Return of Adjusted Purchase Payments Death Benefit Schedule Rider P-SCH-ROP (02/10). (Note 2)

(f) Form of Market Value Adjustment Option Rider P-RID-MVA (02/10). (Note 2)

(g) Form of Market Value Adjustment Option Rider Schedule Supplement P-SCH-MVA (02/10). (Note 2)

(h) Form of Dollar Cost Averaging Program Rider P-RID-DCA (02/10). (Note 2)

(i) Form of Dollar Cost Averaging Program Schedule Supplement P-SCH-DCA (02/10). (Note 2)

(j) Form of Highest Anniversary Value Death Benefit Rider P-RID-HAV (02/10). (Note 2)

(k) Form of Highest Anniversary Value Death Benefit Schedule Supplement P-SCH-HAV (02/10). (Note 2)

(l) Form of Combination Death Benefit Rider P-RID-HAVROLL (02/10). (Note 2)

(m) Form of Combination Death Benefit Schedule Supplement P-SCH-HAVROLL (02/10). (Note 2)

(n) Form of Individual Retirement Annuity Endorsement P-END-IRA (02/10). (Note
2)

(o) Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH (02/10). (Note 2)

(p) Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN (02/10). (Note 2)

(q) Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN (02/10). (Note 2)

(r) Form of Highest Daily Lifetime 6 Plus Benefit Rider
(P-RID-HD6-(02/10)) (Note 2)

(s) Form of Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6-(02/10)) (Note 2)

(t) Form of Highest Daily Lifetime 6 Plus with LIA Benefit Rider
(P-RID-HD6-LIA-(02/10)) (Note 2)

(u) Form of Highest Daily Lifetime 6 Plus with LIA Schedule
(P-SCH-HD6-LIA-(02/10)) (Note 2)

(v) Form of Highest Daily GRO II Benefit rider (P-RID-HD GRO-11/09) (Note 7)

(w) Form of Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-11/09) (Note 7)

(x) Form of GRO Plus II benefit rider (P-RID-GRO (02/10). (Note 2)

(y) Form of GRO Plus II benefit schedule (P-SCH-GRO (02/10). (Note 2)

(z) Form of 403(b) Annuity Endorsement (P-END-403 (2/10) (Note 2)

(aa) Form of Beneficiary Annuity Endorsement P-ENDBENE (2/10) (Note 2)

(ab) Form of Beneficiary Annuity Schedules (including schedule pages for each X, L, B, and C (P-B-DCD-IND(2/10), P-L-DCD-IND(2/10), (P-X-DCD-IND(2/10), and
(P-C-DCD-IND(2/10). (Note 9)

(ac) Form of Affiliation Credit Endorsement P-END-ACE(2/10) (Note 1)

(5) (a) Application form for the Contract P-VAA (02/10). (Note 9)

(b) Form of Application form for the Contract P-IBVAA (02/10). (Note 9)

(6) (a) Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 6)

(b) By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 5)

(7) Copy of Contract of reinsurance in connection with Variable Annuity
Contracts:

(a) Coinsurance Agreement for HD6+. (Note 1)

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

(a) Copy of AST Fund Participation Agreement. (Note 9)

(b) Copy of Franklin Templeton Fund Participation Agreement. (Note 9)

(b) Shareholder Information Agreement (Sample Rule 22C-2) (Note 8)

(9) Opinion of Counsel. (Note 2)

(10) Written Consent of Independent Registered Public Accounting Firm. (Note 1).

(11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13) Powers of Attorney:-

(a) James J. Avery, Jr. (Note 2)

(b) Bernard J. Jacob (Note 2)

(c) Scott D. Kaplan (Note 2)

(d) Tucker I. Marr (Note 2)

(e) Stephen Pelletier (Note 2)

(f) Richard F. Vaccaro, Robert M. Falzon and Thomas J. Diemer (Note 1)

(Note 1) Filed herewith.

(Note 2) Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account .

(Note 5) Incorporated by reference to Form 10-Q, as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(Note 6) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 23 to Registration No. 333-130989, filed August 27, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-130989, filed April 19, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 9) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 3, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (engaged directly or indirectly, in Registrant's variable annuity business):

The directors and officers of Pruco Life are listed below:

Name and Principal Business Address        Position and Offices with Depositor
-----------------------------------        -----------------------------------
James J. Avery, Jr.                        Director
213 Washington Street
Newark, NJ 07102-2992

Thomas C. Castano                          Chief Legal Officer and Secretary
213 Washington Street
Newark, NJ 07102-2992

Thomas J. Diemer                           Director
213 Washington Street
Newark, NJ 07102-2992

Robert M. Falzon                           Director and Treasurer
213 Washington Street
Newark, NJ 07102-2992

Phillip J. Grigg                           Senior Vice President, Chief
213 Washington Street                      Actuary, and Appointed Actuary
Newark, NJ 07102-2992

Bernard J. Jacob                           Director
213 Washington Street
Newark, NJ 07102-2992

Scott D. Kaplan                            Director, Chief Executive Officer,
213 Washington Street                      and President
Newark, NJ 07102-2992

Tucker I. Marr                             Chief Accounting Officer and Chief
213 Washington Street                      Financial Officer
Newark, NJ 07102-2992

James M. O'Connor                          Senior Vice President and Actuary
200 Wood Avenue South
Iselin, NJ 08830-2706

Stephen Pelletier                          Director
One Corporate Drive
Shelton, CT 06484-6208

Richard F. Vaccaro                         Director
213 Washington Street
Newark, NJ 07102-2992

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account ; the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account . Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit
21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 26, 2010, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS: As of February 26, 2010, there were no Contract Owners.

ITEM 28. INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

                                 POSITIONS AND OFFICES
NAME                                WITH UNDERWRITER
-------------------------------- -----------------------
Timothy S. Cronin                Senior Vice President
One Corporate Drive
Shelton, Connecticut
06484-6208

Thomas J. Diemer                 Director
213 Washington Street
Newark, New Jersey 07102-2917


John T. Doscher                  Senior Vice President
751 Broad Street                 and Chief Compliance
Newark, New Jersey 07102-3714    Officer

Robert Falzon                    Treasurer
213 Washington Street
Newark, New Jersey 07102-2992

Bruce Ferris                     Executive Vice
One Corporate Drive              President and Director
Shelton, Connecticut
06484-6208

George M. Gannon                 President, Chief
2101 Welsh Road                  Executive Officer,
Dresher, Pennsylvania 19025-5001 Director and Chief
                                 Operations Officer

Brian Giantonio                  Vice President,
One Corporate Drive              Secretary and Chief
Shelton, Connecticut             Legal Officer
06484-6208

Jacob M. Herschler               Senior Vice President
One Corporate Drive              and Director
Shelton, Connecticut
06484-6208

Margaret R. Horn                 Chief Financial Officer
213 Washington Street
Newark, New Jersey 07102-2917

Steven P. Marenakos              Senior Vice President
One Corporate Drive              and Director
Shelton, Connecticut
06484-6208

Robert F. O'Donnell              Senior Vice President
One Corporate Drive              and Director
Shelton, Connecticut
06484-6208

Yvonne Rocco                     Senior Vice President
213 Washington Street
Newark, New Jersey 07102-2992

(c) Commissions received by PAD during 2009 with respect to annuities issued through the registrant separate account.

                                         Net Underwriting
                                          Discounts and   Compensation on  Brokerage
Name of Principal Underwriter              Commissions      Redemption    Commissions Compensation
-----------------------------            ---------------- --------------- ----------- ------------
Prudential Annuities Distributors, Inc*.   $231,193,283        $-0-          $-0-         $-0-

--------
* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e) Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                                  SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this registration statement to be signed on its behalf in the City of Newark and the State of New Jersey on this 16th day of April, 2010.

           THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                  Registrant

                       By: Pruco Life Insurance Company
                                   Depositor

                                              /s/ Scott D. Kaplan
                                              --------------------------------
                                              Scott D. Kaplan
                                              President and Chief Executive
                                                Officer

                         Pruco Life Insurance Company
                                   Depositor

                                         By:  /s/ Scott D. Kaplan
                                              --------------------------------
                                              Scott D. Kaplan
                                              President and Chief Executive
                                                Officer

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated on behalf of the Depositor.

                              Signature and Title

                                                    Date: April 16, 2010

*
----------------------------
James J. Avery Jr.
Director

*                                     *By:  /S/ Thomas C. Castano
----------------------------                -----------------------------
Scott D. Kaplan                             Thomas C. Castano
Director                                    Corporate Counsel

*
----------------------------
Tucker I. Marr
Chief Financial Officer and
Chief Accounting Officer

*
----------------------------
Bernard J. Jacob
Director

*
----------------------------
Stephen Pelletier
Director

*
----------------------------
Thomas J. Diemer
Director

*
----------------------------
Robert M. Falzon
Director

*
----------------------------
Richard F. Vaccaro
Director

                                   EXHIBITS

3(b) (2) List of Broker Dealers selling under original Selling Agreement.

3(b) (3) List of Broker Dealers that executed Amendment to Selling Agreement.

4(ac) Form of Affiliation Credit Endorsement P-END-ACE(2/10)

7(a) Coinsurance Agreement for HD6+

(10) Written Consent of Independent Registered Public Accounting Firm.

(13)(f) Powers of Attorney - Richard F. Vaccaro, Robert M. Falzon and Thomas J. Diemer